As filed with the Securities and Exchange Commission on April 25, 2008
Registration Nos. 333-114126
811-07543

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 5	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 120	[X]

Keyport Variable Account A
(Exact name of Registrant)

Sun Life Assurance Company of Canada (U.S.)
(Name of Depositor)

One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481
(Address of Depositor's Principal Executive Offices) (Zip Code)

Depositor's Telephone Number, including Area Code:  781-263-6402

Sandra M. DaDalt, Esq.
Assistant Vice President and Senior Counsel
Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481
(Name and Address of Agent for Service)

Copies of Communications to:
Thomas C. Lauerman, Esq.
Jorden Burt LLP
1025 Thomas Jefferson Street, N.W.
Washington, DC 20007

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485
☑ on May 1, 2008 pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Variable Portion of the Contracts Funded through the Separate Account.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

CONTENTS OF REGISTRATION STATEMENT

The Facing Sheet

The Contents Page

PART A

Prospectus

PART B

Statement of Additional Information

PART C

Items 24 - 32

The Signatures

Exhibits

PART A

PROSPECTUS FOR
THE KEYPORT ADVISOR VARIABLE ANNUITY

GROUP AND INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
DEFERRED VARIABLE ANNUITY CONTRACTS
ISSUED BY
KEYPORT VARIABLE ACCOUNT A
OF
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

This prospectus describes the Keyport Advisor variable annuity group Contracts and Certificates offered by Sun Life Assurance Company of Canada (U.S.). The prospectus also offers the Certificates in the form of Individual Contracts, where required by certain states. All discussion of Certificates applies to the Contracts and Individual Contracts unless specified otherwise.

Under the Certificate, you may elect to have value accumulate on a variable or fixed basis. You may also elect to receive periodic annuity payments on either a variable or a fixed basis. This prospectus generally describes only the variable features of the Certificate. For a summary of the Fixed Account and its features, see Appendix A. The bonus that may be paid upon an exchange from a fixed annuity contract will come from anticipated future mortality and expense risk charges.  Charges are the same for all Certificates with or without a bonus.

The Certificates are designed to help you in your retirement planning. You may purchase them on a tax qualified or non-tax qualified basis. Because they are offered on a flexible payment basis, you are permitted to make multiple payments (except in Oregon where they are offered only on a single purchase payment basis).

We will allocate your purchase payments to the investment options and the Fixed Account in the proportions you choose. The Certificate currently offers thirteen investment options, each of which is a Sub-account of Keyport Variable Account A. Currently, you may choose among the Sub-accounts investing in the following Eligible Funds:

Large-Cap Equity Funds	Asset Allocation Funds
Columbia Large Cap Growth Fund, Variable Series	Columbia Asset Allocation Fund, Variable Series
Columbia Large Cap Value Fund, Variable Series	Money Market Fund
MFS VIT Growth Series[1]	Columbia Money Market Fund, Variable Series
MFS VIT Research Series	Intermediate-Term Bond Funds
SC FI Large Cap Growth Fund	Columbia Federal Securities Fund, Variable Series
Small-Cap Equity Funds	Multi-Sector Bond Funds
Alger American SmallCap Growth Portfolio[2]	Columbia Strategic Income Fund, Variable Series
Columbia Small Company Growth Fund, Variable Series	Intermediate Bond Funds
International/Global Equity Funds	AllianceBernstein VPS Intermediate Bond Portfolio
Columbia International Fund, Variable Series
_________
[1]	Formerly MFS VIT Emerging Growth Series.
[2]	No longer available for investment. Formerly Alger American Small Capitalization Portfolio.

Alliance Capital Management, LP, advises the AllianceBernstein VP Portfolios. Columbia Management Advisors, Inc., advises the Columbia Funds (with Nordea Investment Management North America, Inc. serving as the sub-advisor for Columbia Asset Allocation Fund, Variable Series). Fred Alger Management, Inc., advises the Alger American Fund.   Massachusetts Financial Services Company advises the MFS Variable Insurance Trust Series. Sun Capital Advisers LLC advises the Sun Capital Fund, (with Pyramis Global Advisors, LLC serving as the sub-advisor for SC FI Large Cap Growth Fund).

You may not purchase a Certificate if either you or the Annuitant are 90 years old or older before we receive your application. You may not purchase a tax-qualified Certificate if you or the Annuitant are 75 years old or older before we receive your application (age 90 applies to Roth IRAs).

The purchase of a Contract or Certificate involves certain risks. Investment performance of the Sub-accounts may vary based on the performance of the related Eligible Funds. We do not guarantee any minimum Certificate Value for amounts allocated to the Sub-accounts. In addition, benefits based on the Fixed Account may be subject to a market value adjustment. As a result, withdrawal benefits, death benefits, settlement values, transfers to Eligible Funds, or periodic income payments may be adjusted upward or downward.

The Variable Account may offer other certificates with different features, fees and charges, and other Sub-accounts which may invest in different or additional mutual funds. Separate prospectuses and statements of additional information will describe other certificates. The agent selling the Certificates has information concerning the eligibility for and the availability of the other certificates.

This prospectus contains important information about the Contracts and Certificates you should know before investing. You should read it before investing and keep it for future reference. We have filed a Statement of Additional Information ("SAI") with the Securities and Exchange Commission. The current SAI has the same date as this prospectus and is incorporated by reference in this prospectus. You may obtain a free copy by writing us at P.O. Box 9133, Wellesley Hills, MA 02481, by calling (800) 367-3653, or by returning the postcard on the back cover of this prospectus. A table of contents for the SAI appears on page 36 of this prospectus.

The date of this prospectus is May 1, 2008 .

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
DEFINITIONS [INSERT PAGE NUMBER]
SUMMARY OF CERTIFICATE FEATURES [INSERT PAGE NUMBER]
FEE TABLE [INSERT PAGE NUMBER]
EXAMPLES [INSERT PAGE NUMBER]
CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]
SUN LIFE (U.S.) AND THE VARIABLE ACCOUNT [INSERT PAGE NUMBER]
PURCHASE PAYMENTS AND APPLICATIONS [INSERT PAGE NUMBER]
INVESTMENTS OF THE VARIABLE ACCOUNT [INSERT PAGE NUMBER]
Allocations of Purchase Payments [INSERT PAGE NUMBER]
Eligible Funds [INSERT PAGE NUMBER]
Transfer of Variable Account Value [INSERT PAGE NUMBER]
Frequent Transfers [INSERT PAGE NUMBER]
Substitution of Eligible Funds and Other Variable Account Changes [INSERT PAGE NUMBER]
DEDUCTIONS [INSERT PAGE NUMBER]
Deductions for Certificate Maintenance Charge [INSERT PAGE NUMBER]
Deductions for Mortality and Expense Risk Charge [INSERT PAGE NUMBER]
Deductions for Daily Distribution Charge [INSERT PAGE NUMBER]
Deductions for Contingent Deferred Sales Charge [INSERT PAGE NUMBER]
Deductions for Transfers of Variable Account Value [INSERT PAGE NUMBER]
Deductions for Premium Taxes [INSERT PAGE NUMBER]
Deductions for Income Taxes [INSERT PAGE NUMBER]
Total Variable Account Expenses [INSERT PAGE NUMBER]
OTHER SERVICES [INSERT PAGE NUMBER]
THE CERTIFICATES [INSERT PAGE NUMBER]
Variable Account Value [INSERT PAGE NUMBER]
Valuation Periods [INSERT PAGE NUMBER]
Net Investment Factor [INSERT PAGE NUMBER]
Modification of the Certificate [INSERT PAGE NUMBER]
Right to Revoke [INSERT PAGE NUMBER]
DEATH PROVISIONS FOR NON-QUALIFIED CERTIFICATES [INSERT PAGE NUMBER]
DEATH PROVISIONS FOR QUALIFIED CERTIFICATES [INSERT PAGE NUMBER]
CERTIFICATE OWNERSHIP [INSERT PAGE NUMBER]
ASSIGNMENT [INSERT PAGE NUMBER]
PARTIAL WITHDRAWALS AND SURRENDER [INSERT PAGE NUMBER]
ANNUITY PROVISIONS [INSERT PAGE NUMBER]
Annuity Benefits [INSERT PAGE NUMBER]
Annuity Option and Income Date [INSERT PAGE NUMBER]
Change in Annuity Option and Income Date [INSERT PAGE NUMBER]
Annuity Options [INSERT PAGE NUMBER]
Variable Annuity Payment Values [INSERT PAGE NUMBER]
Proof of Age, Sex, and Survival of Annuitant [INSERT PAGE NUMBER]
SUSPENSION OF PAYMENTS [INSERT PAGE NUMBER]
TAX STATUS [INSERT PAGE NUMBER]
Introduction [INSERT PAGE NUMBER]
Taxation of Annuities in General [INSERT PAGE NUMBER]
Qualified Plans [INSERT PAGE NUMBER]
Tax-Sheltered Annuities [INSERT PAGE NUMBER]
Individual Retirement Annuities [INSERT PAGE NUMBER]
Corporate Pension and Profit-Sharing Plans [INSERT PAGE NUMBER]
Deferred Compensation Plans With Respect to Service for State and Local Governments [INSERT PAGE NUMBER]
Required Minimum Distribution Requirements for Tax-Sheltered Annuities and Traditional Individual Retirement      Annuities [INSERT PAGE NUMBER]
Annuity Purchases by Nonresident Aliens [INSERT PAGE NUMBER]
VARIABLE ACCOUNT VOTING PRIVILEGES [INSERT PAGE NUMBER]
REPORTS TO OWNERS [INSERT PAGE NUMBER]
SALES OF THE CERTIFICATES [INSERT PAGE NUMBER]
LEGAL PROCEEDINGS [INSERT PAGE NUMBER]
INQUIRIES BY CERTIFICATE OWNERS [INSERT PAGE NUMBER]
TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION [INSERT PAGE NUMBER]
APPENDIX A - The Fixed Account (Also Known as the Modified Guaranteed Annuity Account) [INSERT PAGE NUMBER]
APPENDIX B - Telephone Instructions [INSERT PAGE NUMBER]

DEFINITIONS

Accumulation Unit: A unit of measurement used to calculate Variable Account Value.

Annuitant: The natural person on whose life annuity benefits are based and who will receive annuity payments starting on the Income Date.

Certificate Anniversary: Each anniversary of the Certificate Date.

Certificate Date: The date when the Certificate becomes effective.

Certificate Owner ("You"): The person(s) having the privileges of ownership defined in the Certificate.

Certificate Value: The sum of the Variable Account Value and the Fixed Account Value under your Certificate at a given time.

Certificate Withdrawal Value: The Certificate Value increased or decreased by a limited market value adjustment less any premium taxes and certificate maintenance charge and applicable contingent deferred sales charges.

Certificate Year: Each twelve-month period beginning on the Certificate Date and each Certificate Anniversary thereafter.

Company ("We", "Us", "Our", "Sun Life (U.S.)"): Sun Life Assurance Company of Canada (U.S.).

Covered Person: The person(s) identified in the Certificate whose death may result in an adjustment of Certificate Value, payment of death benefit, a waiver of any contingent deferred sales charges and a waiver of any market value adjustment or whose medical stay in a hospital or nursing facility may allow the Certificate Owner to be eligible for either a total or partial waiver of the contingent deferred sales charge.

Designated Beneficiary: The person designated to receive any death benefits under the Certificate.

Eligible Funds: The underlying mutual funds in which the Variable Account invests.

Fixed Account: Part of our general account to which purchase payments or Certificate Values may be allocated or transferred.

Fixed Account Value: The value of all Fixed Account amounts accumulated under the Certificate prior to the Income Date.

Guarantee Period Anniversary: An anniversary of a Guarantee Period's Start Date.

Guarantee Period Month: The first Guarantee Period Month is the monthly period which begins on the Start Date. Later Guarantee Period Months begin on the same day in the following months.

Guarantee Period Year: The twelve-month period which begins on the Start Date. Guarantee Period Years thereafter begin on each Guaranteed Period Anniversary.

In Force: The status of the Certificate before the Income Date so long as:

(1)	it is not totally surrendered,
(2)	the Certificate Value under a Certificate does not go to zero, and
(3)	there has not been a death of the Annuitant or any Certificate Owner that will cause the Certificate to end within at most five years of the date of death.

Income Date: The date on which annuity payments are to begin.

Non-Qualified Certificate: Any Certificate that is not issued under a Qualified Plan.

Qualified Certificate: Certificates issued under Qualified Plans.

Qualified Plan: A retirement plan which receives special tax treatment under Sections 401, 403(b), 408(b) or 408A of the Internal Revenue Code ("Code") or a deferred compensation plan for a state and local government or another tax exempt organization under Section 457 of the Code.

Start Date: The date money is first allocated to a Guarantee Period of the Fixed Account.

Variable Account: Keyport Variable Account A which is a separate investment account of the Company into which purchase payments under the Certificates may be allocated. The Variable Account is divided into Sub-accounts, each of which invests in shares of an Eligible Fund.

Variable Account Value: The value of all Variable Account amounts accumulated under the Certificate prior to the Income Date.

Written Request: A request written on a form satisfactory to us, signed by you and a disinterested witness, and filed at our office.

SUMMARY OF CERTIFICATE FEATURES

This summary does not contain all of the information that may be important to you. You should read the entire prospectus and Statement of Additional Information before deciding to invest. Further, individual state requirements, that differ from the information in this prospectus, are described in supplements to this prospectus or in endorsements to the Certificates.

The Certificate

The Certificate is a flexible premium deferred variable annuity certificate. It is designed for retirement planning purposes.  It allows you to allocate purchase payments to and receive annuity payments from the Variable Account and/or the Fixed Account.

The Variable Account is a separate investment account we maintain. If you allocate payments to the Variable Account, your accumulation values and annuity payments will fluctuate according to the investment performance of the Eligible Funds chosen.

The Fixed Account is part of our "general account", which consists of all our assets except the Variable Account and the assets of other separate investment accounts we maintain. If you allocate payments to the Fixed Account, your accumulation value will increase at guaranteed interest rates and annuity payments will be of a fixed amount. Any surrender, withdrawal, transfer or annuitization of your values in the Fixed Account may be subject to a limited market value adjustment, which could increase or decrease the applicable amount. (See Appendix A for more information on the Fixed Account.)

If you allocate payments to both the Variable and the Fixed Accounts, then the accumulation value and annuity payments will be variable in part and fixed in part.

Purchase of the Certificate

You may make multiple purchase payments (except in Oregon). The minimum initial payment is $5,000. For individual retirement annuities the minimum payment is $2,000. The minimum amount for each subsequent payment is $1,000 or a lesser amount as we may permit from time to time which is currently $250. (See "Purchase Payments and Applications".)

Fees and Charges

   Contingent Deferred Sales Charge.
There are no sales charges at the time of your purchase payment. We may deduct a charge in the event of a total or partial surrender.  That charge is based on a table of charges. See page 6. The charge will not exceed 7% of that portion of the amount you surrender that represents purchase payments you made during the seven years immediately preceding your request for surrender. (See "Deductions for Contingent Deferred Sales Charge".)

   Mortality and Expense Risk Charge.
We deduct a mortality and expense risk charge at an annual rate of 1.25% of your average daily net asset value in the Variable Account. (See "Deductions for Mortality and Expense Risk Charge".)

   Distribution Charge.
We deduct a daily distribution charge at an annual rate of .15% of your daily net asset value in the Variable Account. (See "Deductions for Distribution Charge".)

   Certificate Maintenance Charge.
We deduct an annual $36 certificate maintenance charge from Variable Account Value for administrative expenses. In certain instances, we may waive this charge. (See "Deductions for Certificate Maintenance Charge".)

   Transfer Charge.
Currently, there is no transfer charge. However, the Certificate permits us to charge you up to $25 for each transfer in excess of 12 in each year your Certificate is In Force.

   Premium Taxes.
We charge premium taxes against your Certificate Value. Currently such premium taxes range from 0% to 3.5%. (See "Deductions for Premium Taxes".)

   Federal Income Taxes.
You will not pay federal income taxes on the increases in the value of your Certificate until you make a withdrawal, such as a lump sum payment or annuity payment or make a gift or assignment. Some withdrawals may also be subject to a 10% federal penalty tax. (See "Tax Status".)

Free Look

Generally, you may revoke the Certificate by returning it to us within ten days after you receive it. (See "Right to Revoke".) For most states, we will refund your Certificate Value, plus any distribution charges previously deducted, as of the date we receive the returned Certificate. You will bear the investment risk during the revocation period. In other states, we will return purchase payments. You may ask us for the rules that apply to your state.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Certificate.

The table below describes the fees and expenses that you will pay at the time that you buy the Certificate, surrender the Certificate, or transfer cash value between investment options. State premium taxes may also be deducted.

Certificate Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of purchase payments):	0%

Maximum Contingent Deferred Sales Charge (as a percentage of purchase payments):	7%*

Maximum Charge Per Transfer (currently $0):	$25**

Premium Taxes (as a percentage of Certificate Value or total purchase payments):	0% - 3.5%***

*Completed Years from Date of Purchase Payment	Sales Charge
Up to 1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8 or later	0%

Surrender charges are deducted only if you totally or partially surrender the Certificate. You will not incur a surrender charge: (1) in the first Certificate Year where you withdraw an aggregate amount up to the Certificate's earnings (earnings equal the Certificate Value at time of withdrawal less purchase payments not previously withdrawn); (2) in the second and later Certificate Years where you withdraw (a) earnings, and (b) an amount up to 10% of the Certificate Value as of the preceding Certificate Anniversary, less earnings.

**Applicable to each transfer after the first twelve transfers in each Certificate Year. We are currently waiving this fee. See "Deductions for Transfers of Variable Account Value."

*** The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. See "Deductions for Premium Taxes."

The table below describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including Eligible Fund fees and expenses.

Annual Certificate Maintenance Charge	$36*

*This maintenance charge will be waived before the Income Date if: (1) it is the first Certificate Anniversary; (2) the Certificate Value is at least $40,000 on the date the charge is imposed; or (3) in the prior Certificate Year, purchase payments of at least $2,000 have been made and you have not made any partial withdrawals. This waiver will be determined annually.

Variable Account Annual Expenses (as a percentage of average net assets)

Mortality and Expense Risk Charge:	1.25%
Distribution Charge:	.15%
Total Variable Account Annual Expenses:	1.40%

The table below shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you own the Certificate. More detail concerning each Eligible Fund's fees and expenses is contained in the prospectus for each Eligible Fund.

Total Annual Eligible Fund Operating Expenses	Minimum	Maximum
(as a percentage of average daily net assets)

(Expenses that are deducted from Eligible Fund assets, including management fees and other expenses)	0.60%	1.23%[1]

1 The expenses shown do not reflect any fee waiver or expense reimbursement.

The advisers and/or other service providers of certain Eligible Funds have agreed to reduce their fees and/or reimburse the Eligible Funds' expenses in order to keep the Eligible Funds' expenses below specified limits. Nine Eligible Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. The minimum and maximum Total Annual Operating Expenses for all Eligible Funds after all fee reductions and expense reimbursements are taken into consideration fall within the range shown . Each fee reduction and/or expense reimbursement arrangement is described in the relevant Eligible Fund's prospectus.

THE ABOVE EXPENSES FOR THE ELIGIBLE FUNDS WERE PROVIDED BY THE ELIGIBLE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Certificate with the cost of investing in other variable annuity contracts. These costs include Certificate Owner transaction expenses, certificate fees, Variable Account annual expenses, and Eligible Fund fees and expenses, and are based on a sample Certificate with the maximum possible fees.

The Examples assume that you invest $10,000 in the Certificate for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of any of the Eligible Funds. In addition, the Examples assume no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. The Examples also do not take into consideration any fee waiver or expense reimbursement arrangements of the Eligible Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Certificate at the end of the applicable time period:

1 year	3 years	5 years	10 years
$963	$1,347	$1,854	$3,734

(2) If you annuitize your Certificate OR if you do not surrender your Certificate at the end of the applicable time period:

1 year	3 years	5 years	10 years
$263	$864	$1,554	$3,734

The Examples do not show the effect of premium taxes. Premium taxes (ranging from 0% to 3.5%) are deducted from Certificate Value upon full surrender, death or annuitization. The Examples also do not include any of the taxes or penalties you may be required to pay if you surrender your Certificate.

The Fee Table and Examples should not be considered a representation of past or future expenses and charges of the Sub-accounts. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the Examples are not an estimate or a guarantee of future investment performance. For more information about the expenses of the Eligible Funds, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Eligible Funds.

CONDENSED FINANCIAL INFORMATION

	Accumulation Unit Values*
	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-account	of Year**	of Year	of Year	Year

Alger Amercian SmallCap Growth Portfolio	$14.343	$16.583	235,579	2007
	12.119	14.343	342,108	2006
	10.512	12.119	815,251	2005
	9.145	10.512	639,810	2004
	6.514	9.145	812,339	2003
	8.954	6.514	1,039,224	2002
	12.882	8.954	1,193,797	2001
	17.942	12.882	1,284,652	2000
	12.685	17.942	1,032,743	1999
	11.134	12.685	650,319	1998

AllianceBernstein Global Bond Portfolio	13.169	14.331	352,106	2007
	12.721	13.169	487,799	2006
	13.968	12.721	834,217	2005
	12.920	13.968	984,963	2004
	11.567	12.920	1,177,409	2003
	10.032	11.567	1,530,026	2002
	10.201	10.032	1,925,057	2001
	10.224	10.201	2,398,033	2000
	11.042	10.224	2,012,750	1999
	9.811	11.042	864,622	1998

Columbia Strategic Income Fund	20.735	21.688	884,644	2007
	19.637	20.735	1,425,229	2006
	19.596	19.637	2,258,745	2005
	18.038	19.596	2,470,113	2004
	15.448	18.038	2,967,375	2003
	14.433	15.448	3,945,327	2002
	14.102	14.433	4,614,656	2001
	14.291	14.102	5,357,894	2000
	14.237	14.291	5,550,475	1999
	13.616	14.237	3,004,440	1998

Columbia International Fund	15.792	16.786	1,087,824	2007
	12.793	15.792	1,561,618	2006
	11.463	12.793	2,691,069	2005
	10.221	11.463	2,946,585	2004
	7.646	10.221	3,592,487	2003
	8.948	7.646	2,869,382	2002
	11.996	8.948	3,503,887	2001
	14.919	11.996	3,656,245	2000
	10.761	14.919	3,357,343	1999
	9.660	10.761	2,761,742	1998

Columbia Large Cap Value Fund	33.971	34.416	1,236,195	2007
	29.152	33.971	1,726,422	2006
	27.785	29.152	3,224,760	2005
	24.767	27.785	3,459,220	2004
	20.965	24.767	4,067,379	2003
	27.237	20.965	2,714,296	2002
	27.788	27.237	3,065,182	2001
	27.196	27.788	3,250,402	2000
	24.622	27.196	3,282,447	1999
	20.781	24.622	2,033,475	1998

MFS Growth Series	14.999	17.922	297,239	2007
	14.096	14.999	432,446	2006
	13.090	14.096	655,039	2005
	11.751	13.090	822,325	2004
	9.149	11.751	1,025,793	2003
	14.006	9.149	1,378,942	2002
	21.355	14.006	1,768,032	2001
	26.934	21.355	2,177,096	2000
	15.455	26.934	1,676,384	1999
	11.680	15.455	1,076,139	1998

MFS Research Series	15.549	17.357	566,734	2007
	14.271	15.549	757,598	2006
	13.423	14.271	1,143,458	2005
	11.749	13.423	1,351,444	2004
	9.553	11.749	1,631,168	2003
	12.837	9.553	2,130,020	2002
	16.531	12.837	2,772,530	2001
	17.617	16.531	3,244,606	2000
	14.400	17.617	2,803,066	1999
	11.834	14.400	1,643,616	1998

Columbia Large Cap Growth Fund	36.076	41.186	189,555	2007
	33.184	36.076	287,322	2006
	32.124	33.184	751,971	2005
	33.223	32.124	645,968	2004
	26.898	33.223	756,940	2003
	39.052	26.898	1,141,918	2002
	52.532	39.052	1,308,572	2001
	60.541	52.532	1,591,366	2000
	44.829	60.541	1,106,820	1999
	35.538	44.829	537,753	1998

Columbia Asset Allocation Fund	34.278	36.903	493,028	2007
	31.092	34.278	691,713	2006
	29.594	31.092	1,478,877	2005
	27.284	29.594	1,360,695	2004
	22.966	27.284	1,506,542	2003
	26.381	22.966	2,686,039	2002
	29.460	26.381	3,067,751	2001
	30.197	29.460	3,549,710	2000
	27.188	30.197	2,553,234	1999
	24.497	27.188	1,435,204	1998

Columbia Federal Securities Fund	25.227	26.416	408,910	2007
	24.663	25.227	559,326	2006
	24.378	24.663	1,150,933	2005
	23.736	24.378	1,221,332	2004
	23.449	23.736	1,514,448	2003
	21.665	23.449	2,270,050	2002
	20.526	21.665	2,044,237	2001
	18.762	20.526	1,986,431	2000
	18.826	18.762	1,905,670	1999
	17.874	18.826	1,213,317	1998

Columbia Money Market Fund	16.293	16.873	1,604,844	2007
	15.776	16.293	2,036,715	2006
	15.559	15.776	3,617,791	2005
	15.640	15.559	2,864,972	2004
	15.750	15.640	2,334,395	2003
	15.774	15.750	4,730,143	2002
	15.437	15.774	4,200,338	2001
	14.762	15.437	4,225,006	2000
	14.284	14.762	3,734,162	1999
	13.780	14.284	1,645,971	1998

Columbia Small Company Growth Fund	40.149	44.920	61,807	2007
	36.218	40.149	88,604	2006
	35.755	36.218	150,419	2005
	32.523	35.755	206,479	2004
	26.898	32.523	213,667	2003
	30.646	26.898	237,316	2002
	34.541	30.646	273,753	2001
	37.025	34.541	316,182	2000
	25.351	37.025	242,409	1999
	31.085	25.351	219,819	1998

SC FI Large Cap Growth Fund	10.000	10.140	2,456,998	2007

* Accumulation Unit Values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number.

** The beginning value for SC FI Large Cap Growth Fund is as of April 27, 2007, which is the date the Eligible Fund Sub-account first became available.

The full financial statements for the Variable Account and Sun Life Assurance Company of Canada (U.S.) are in the Statement of Additional Information.

SUN LIFE (U.S.) AND THE VARIABLE ACCOUNT

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. The Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

We are a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may use the IMSA logo and membership in IMSA in advertisements. Being a member means that we have chosen to participate in IMSA’s Life Insurance Ethical Market Conduct Program.

The Variable Account was established by Keyport Life Insurance Company ("Keyport") a predecessor of Sun Life (U.S.), on January 30, 1996, pursuant to the provisions of Rhode Island law, as a segregated investment account. On December 31, 2003, Keyport was merged with and into Sun Life (U.S.). The Variable Account survived the merger intact. The Variable Account meets the definition of "separate account" under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Such registration does not mean the Securities and Exchange Commission supervises us or the management of the Variable Account.

Obligations under the Certificates are our obligations. Although the assets of the Variable Account are our property, these assets are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and/or capital losses, whether or not realized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to the income, capital gains, and/or capital losses arising out of any other business we may conduct.

PURCHASE PAYMENTS AND APPLICATIONS

The initial purchase payment is due on the Certificate Date. The minimum initial purchase payment is $5,000 and $2,000 for individual retirement annuities. You may make additional purchase payments. We reserve the right to limit each subsequent purchase payment to at least $1,000. We may reject any purchase payment or any application.

If your application for a Certificate is complete and amounts are to be allocated to the Variable Account, we will apply your initial purchase payment to the Variable Account within two business days of receipt. If the application is incomplete, we will notify you and try to complete it within five business days. If it is not complete at the end of this period, we will inform you of the reason for the delay. The purchase payment will be returned immediately unless you specifically consent to our keeping the purchase payment until the application is complete. Once the application is complete, the purchase payment will be applied within two business days of its completion. Additional purchase payments are allocated to a Certificate based on the applicable sub-account accumulation unit value(s) next determined after we receive it.

We will send you a written notification showing the allocation of all purchase payments and the re-allocation of values after any transfer you have requested. You must notify us immediately of any error. You may contact our Client Service Department at (800) 367-3653. If you fail to notify us within 60 days, we will not assume responsibility for correcting the error.

We will permit others to act on your behalf in certain instances, including:

●	We will accept an application for a Certificate signed by an attorney-in-fact if we receive a copy of the power of attorney with the application.

●	We will issue a Certificate to replace an existing life insurance or annuity policy that we or an affiliated company issued even though we did not previously receive a signed application from you.

Certain dealers or other authorized persons such as employers and Qualified Plan fiduciaries may inform us of your responses to application questions by telephone or by order ticket and cause the initial purchase payment to be paid to us. If the information is complete, we will issue the Certificate with a copy of an application containing that information. We will send you the Certificate and a letter so you may review the information and notify us of any errors. We may request you to confirm that the information is correct by signing a copy of the application or a Certificate delivery receipt. We will send you a written notice confirming all purchases. Our liability under any Certificate relates only to amounts so confirmed.

INVESTMENTS OF THE VARIABLE ACCOUNT

Allocations of Purchase Payments

We will invest your purchase payments in the Sub-accounts you have chosen. Your selection must specify the percentage of the purchase payment that is allocated to each Sub-account or must specify the asset allocation model selected. (See "Other Services, The Programs".) The percentage for each Sub-account, if not zero, must be at least 5% and a whole number. You may change the allocation percentages without fee, penalty or other charge. You must notify us in writing of your allocation changes unless you, your attorney-in-fact, or another authorized person have given us written authorization to accept telephone allocation instructions. By allowing us to accept telephone changes, you agree to accept and be bound by our current conditions and procedures. The current conditions and procedures are in Appendix B. We will notify you of any changes in advance.

The Variable Account is segmented into Sub-accounts. Each Sub-account contains the shares of one of the Eligible Funds and such shares are purchased at net asset value. We may add or withdraw Eligible Funds and Sub-accounts as permitted by applicable law.

Eligible Funds

The Certificate offers Sub-accounts that invest in a number of Eligible Fund investment options. More comprehensive information about the Eligible Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Eligible Funds (the "Fund Prospectuses"). The Fund Prospectuses should be read in conjunction with this prospectus before you invest. A copy of each Fund Prospectus, as well as a Statement of Additional Information for each Eligible Fund, may be obtained without charge from the Company by calling (800) 752-7215 or by writing to Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

The Eligible Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Eligible Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in your voting instructions and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect you, including withdrawal of the Variable Account from participation in the underlying Eligible Funds which are involved in the conflict or substitution of shares of other Eligible Funds.

Certain of the investment advisers, transfer agents, or underwriters to the Eligible Funds may reimburse us for administrative costs in connection with administering the Eligible Funds as options under the Certificates. These amounts are not charged to you or the Eligible Funds, but are paid from assets of the advisers, transfer agents, or underwriters.

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Eligible Funds, and may be managed by a Eligible Fund's portfolio manager(s). While an Eligible Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between an Eligible Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

Transfer of Variable Account Value

You may transfer Variable Account Value from one Sub-account to another Sub-account and/or to the Fixed Account.

You must notify us in writing of your transfer requests unless you have given us written authorization to accept telephone transfer requests from you or your attorney-in-fact. By authorizing us to accept telephone transfer instructions, you agree to accept our current conditions and procedures. The current conditions and procedures are in Appendix B. You will be given prior notification of any changes. A person acting on your behalf as an attorney-in-fact may make written transfer requests.

If we receive your transfer requests before 4:00 P.M. Eastern Time, we will initiate them at the close of business that day. We will initiate any written requests received after that time at the close of the next business day. We will execute your request to transfer value by both redeeming and acquiring Accumulation Units on the day we initiate the transfer.

If you transfer 100% of any Sub-account's value, and the allocation formula for purchase payments on your application includes that Sub-account, the allocation formula for future purchase payments will automatically change unless you tell us otherwise.

Currently, we do not charge a transfer fee. We reserve the right to charge a fee for each transfer in excess of 12 in each Certificate Year. We will notify you prior to charging any transfer fee or a change in the limitation on the number of transfers. The fee will not exceed $25.

Frequent Transfers

The Certificates are not designed for frequent transfer activity. If you wish to employ such strategies, do not purchase a Certificate. Transfer limitations and other restrictions described below, are subject to our ability to monitor transfer activity. Some Certificate Owners and their third party intermediaries engaging in frequent transfer activity may employ a variety of strategies to avoid detection. Despite our efforts to prevent frequent transfer activity, there is no assurance that we will be able to identify such Certificate Owners or intermediaries or curtail their transfer activity.

A failure to detect and curtail short-term trading could result in adverse consequences to the Contract Owners.  Short-term trading can increase costs for all Contract Owners as a result of excessive portfolio transaction fees.  In addition, short-term trading can adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

     Limitations on Transfers

We discourage frequent transfers of Certificate Value among the Sub-accounts. Accordingly, we have established the following policies and procedures to limit the number and frequency of transfers:

●	we impose a transfer limit of one transfer every 30 days, or such other period as we may permit with notification of the change to all Certificate Owners prior to its effectiveness, and

●
we limit each transfer to a maximum of $2,000,000, or such greater amount as we may permit with notification of the change to all Certificate Owners prior to its effectiveness. We treat all transfer requests for a Certificate made on the same day as a single transfer.  We may treat as a single transfer all transfers you request on the same day for every Certificate you own. The total combined transfer amount is subject to the maximum limitation.  If the total amount of the requested transfers exceeds the maximum, we will not execute any of the transfers.

If we have executed a transfer with respect to your Certificate as part of a multiple transfer request, we will not execute another transfer request for your Certificate for 30 days. Transactions pursuant to optional investment-related programs, such as dollar cost averaging and portfolio rebalancing, are not considered in the application of these limits.

By applying these limitations, we intend to protect the interests of all Certificate Owners invested in the Sub-accounts. We have determined that the actions of individuals engaging in significant transfer activity may adversely affect the performance of the Eligible Fund for the Sub-account involved. The movement of values from one Sub-account to another may prevent the appropriate Eligible Fund from taking advantage of investment opportunities because the Eligible Fund must maintain a liquid position in order to handle redemptions. Such movement may also cause a substantial increase in fund transaction costs which all Certificate Owners must indirectly bear.

Transfer limitations may prevent you from making a transfer on the date you select. This may result in your Certificate Value being lower than it would have been if you had been able to make the transfer.

     Waiver of Transfer Limitations

In certain limited situations, we may accommodate transfers more frequent than one every 30 days. Therefore, we reserve the right to waive transfer limitations, where permitted by law and not adverse to the interests of the relevant Eligible Fund and other shareholders, in the following instances:

●	when a new broker of record is designated for the Certificate;

●	when the Certificate Owner changes;

●	when control of the Certificate passes to the designated beneficiary upon death of the Owner or Annuitant;

●	when necessary in our view to avoid hardship to a Certificate Owner; or

●	when Eligible Funds are dissolved or merged or substituted.

We reserve the right to change these limitations and exceptions at any time.  Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

If significant trading activity trading results as a consequence of waiving the transfer limitations, it could expose Contract Owners to certain risks.  The significant trading activity could increase costs for all Contract Owners as a result of excessive portfolio transaction fees.  In addition, the significant trading activity could adversely affect a Fund’s performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.   Unless the limitations on transfers policy and the permitted waivers of that policy are applied uniformly, some Certificate Owners may experience a different application of the policy and therefore may experience some of these risks.  Too much discretion on our part in allowing the waivers of transfer policy could result in an unequal treatment of Certificate Owners by permitting some Certificate Owners to engage in frequent transfers while prohibiting others from doing the same.

     Eligible Funds' Shareholder Trading Policies

In addition to the restrictions that we impose (as described above under "Limitations on Transfers"), most of the Eligible Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Eligible Fund's shares. These policies (the "Eligible Funds' Shareholder Trading Policies") are intended to protect the Eligible Fund from short-term trading or other trading practices that are potentially harmful to the Eligible Fund. The Eligible Funds' Shareholder Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Eligible Funds may modify their Shareholder Trading Policies from time to time.

We are legally obligated to provide (at the Eligible Funds' request) information about each amount you cause to be deposited into an Eligible Fund (including by way of Purchase Payments and transfers under your Certificate) or removed from the Eligible Fund (including by way of withdrawals and transfers under your Certificate). If an Eligible Fund identifies you as having violated the Eligible Fund's Shareholder Trading Policies, we are obligated, if the Eligible Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Eligible Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Eligible Fund's Shareholder Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Eligible Fund or directing any transfers or other exchanges involving that Eligible Fund. You should review and comply with each Eligible Fund's Shareholder Trading Policies, which are disclosed in the Eligible Funds' current prospectuses.

Eligible Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Eligible Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Eligible Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under "Limitations on Transfers." Also, if an Eligible Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Eligible Fund.  For these and other reasons, we may disagree with the timing or substance of a Eligible Fund's requests for information from us or with any transaction limits or restrictions that the Eligible Fund requests us to impose upon our customers.  If any such disagreement with respect to an Eligible Fund cannot be satisfactorily resolved, the Eligible Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Substitution of Eligible Funds and Other Variable Account Changes

If shares of any of the Eligible Funds are no longer available for investment by the Variable Account, or further investment in the shares of an Eligible Fund is no longer appropriate under the Certificate, we may add or substitute shares of another Eligible Fund or of another mutual fund for Eligible Fund shares already purchased or to be purchased in the future. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940.

We also reserve the right to make the following changes in the operation of the Variable Account and Eligible Funds:

●	to operate the Variable Account in any form permitted by law;

●	to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable law;

●	to transfer any assets in any Sub-account to another or to one or more separate investment accounts, or to our general account;

●	to add, combine or remove Sub-accounts in the Variable Account; and

●	to change how we assess charges, so long as we do not increase them above the current total amount charged to the Variable Account and the Eligible Funds in connection with your Certificate.

DEDUCTIONS

Deductions for Certificate Maintenance Charge

We charge an annual certificate maintenance charge of $36 per Certificate Year. This charge reimburses us for our expenses incurred in maintaining your Certificate.

Before the Income Date, we will deduct the certificate maintenance charge from the Variable Account Value on each Certificate Anniversary and on the date of any total surrender not falling on the Certificate Anniversary.

We will waive this charge before the Income Date if:

●	it is the first Certificate Anniversary;

●	the Certificate Value is at least $40,000 on the date we impose this charge; or

●
in the prior Certificate Year, purchase payments of at least $2,000 have been made and you have not made any partial withdrawals. The waiver will be determined annually as of each Certificate Anniversary.

On the Income Date, we will subtract from Variable Account Value a pro-rata portion of the charge due on the next Certificate Anniversary. This pro-rata charge covers the period from the prior Certificate Anniversary to the Income Date.

Before and after the Income Date, we deduct the certificate maintenance charge proportionally from each Sub-account based upon the value each Sub-account bears to the Variable Account Value.

After the Income Date, once annuity payments begin, we deduct the certificate maintenance charge only from variable annuity payments. We will subtract this charge in equal parts from each annuity payment. For example, if annuity payments are monthly, then we will deduct one-twelfth of the annual charge from each payment.

We will waive the charge on and after the Income Date for the current year if:

●	you have selected variable annuity Option A; and

●	the present value of all of the remaining payments is at least $40,000 at the time of the first payment of the year.

Deductions for Mortality and Expense Risk Charge

Variable annuity payments fluctuate depending on the investment performance of the Sub-accounts.  The payments will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. We guarantee the Death Benefits described in "Death Provisions". We also assume an expense risk since the certificate maintenance charge after the Income Date remains the same and does not change to reflect variations in expenses.

We deduct a mortality and expense risk charge from each Sub-account as part of the calculation of Accumulation Unit Values and Annuity Unit Values for each Valuation Period. The mortality and expense risk charge is equal, on an annual basis, to 1.25% of the average daily net asset value of each Sub-account. We deduct the charge both before and after the Income Date.

We may deduct less than the full charge from Sub-account values attributable to Certificates issued to our employees and to other persons specified in "Sales of the Certificates". Additionally, we may, in certain circumstances described in "Sales of the Certificates" offer to credit additional interest from our general account to a purchase payment upon receipt as an allowance for future deductions of the mortality and expense risk charge.

Deductions for Daily Distribution Charge

We deduct a daily distribution charge from each Sub-account as part of the calculation of Accumulation Unit Values for each Valuation Period. This charge is equal, on an annual basis, to 0.15% of the average daily net asset value of each Sub-account. This charge compensates us for certain sales distribution expenses relating to the Certificate. We do not deduct the distribution charge during the annuity period.

We will not deduct this charge from your Sub-account values once we have reached the maximum cumulative distribution charge limit. We do not deduct this charge from the values of the Certificates issued to our employees and other persons specified in "Sales of the Certificates". We may decide not to deduct the charge from Sub-account values attributable to a Certificate issued in an internal exchange or transfer of an annuity contract from our general account.

Deductions for Contingent Deferred Sales Charge

We do not deduct a sales charge from the Certificate when you purchase it. We may deduct such a charge if you make a partial withdrawal or surrender your Certificate.

To determine whether we will deduct a contingent deferred sales charge if you surrender your Certificate, we maintain a separate set of records. These records identify the date and amount of each purchase payment you have made and the Certificate Value over time. This allows us to determine if a charge is due with respect to a particular purchase payment.

You may make partial surrenders during the Accumulation Period without incurring a contingent deferred sales charge.  During the first Certificate Year, you may withdraw an amount up to the Certificate's earnings. Earnings equal the Certificate Value at the time of withdrawal, less purchase payments not previously withdrawn.  Beginning with the second Certificate Year, you may withdraw earnings, and an amount up to 10% of the Certificate Value on the prior Certificate Anniversary, less earnings. We will deduct a contingent deferred sales charge with respect to withdrawals in excess of these amounts.

We will deduct the contingent deferred sales charge resulting from an excess withdrawal in any Certificate Year from the purchase payments beginning with the oldest payment until we have deducted the full amount.

The amount of the contingent deferred sales charge we deduct will equal the amount of your surrender multiplied by the applicable percentage for the number of years that have elapsed from the date of the purchase payment to the date of surrender.  We measure years from the date of each purchase payment you make.  The applicable percentages for each year are 7% during the first year, and decreasing by 1% each following year until the percentage is 0%.  We will deduct the contingent deferred sales charges from the Sub-accounts and the Fixed Account in the same manner as we deduct the amount you surrender.

We keep a record of all amounts we have deducted for all contingent deferred sales charges and daily distribution charges.  We will never deduct more than a total of 9% from your purchase payments for sales and distribution charges.

The contingent deferred sales charge is used to cover the expenses of selling the Certificate, including compensation paid to selling dealers and the cost of sales literature. Selling dealers may receive up to 7.00% of purchase payments. (See "Sales of the Certificates".) We pay any expenses not covered by the charge from our general account, which may include monies deducted from the Variable Account for the mortality and expense risk charge.

We will waive the contingent deferred sales charge in the event a Covered Person is confined in a medical facility in accordance with the provisions and conditions of an endorsement to the Certificate relating to such confinement.

The contingent deferred sales charge is not applicable to Certificates issued to our employees and other persons specified in "Sales of the Certificates".

We may reduce or change any contingent deferred sales charge percentage to 0% under a Certificate issued in an internal exchange or transfer of an annuity contract from our general account.

Under the "Systematic Withdrawal Program" on page 21 and under other permitted circumstances, we may allow the 10% withdrawal amount to be available in the first Certificate Year.  If so, the initial purchase payment will be substituted for the Certificate Value.

Deductions for Transfers of Variable Account Value

Currently, we do not charge a transfer fee. However, the Certificate allows us to charge up to $25 for each transfer in excess of 12 per year that occurs outside of the optional investment related programs. We will notify you prior to the imposition of any fee.

Deductions for Premium Taxes

We deduct the amount of any premium taxes required by any state or governmental entity. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization.  The actual amount of any such premium taxes will depend, among other things, on the type of Certificate you purchase (Qualified or Non-Qualified), on your state of residence, the state of residence of the Annuitant, and the insurance tax laws of such states. Currently such premium taxes range from 0% to 3.5% of either total purchase payments or Certificate Value.

Deductions for Income Taxes

We will deduct income taxes from any amount payable under the Certificate that a governmental authority requires us to withhold. See "Income Tax Withholding" and "Tax-Sheltered Annuities".

Total Variable Account Expenses

Total Variable Account expenses you will incur will be the certificate maintenance charge, the mortality and expense risk charge, and the daily distribution charge.

The value of the assets in the Variable Account will reflect the value of Eligible Fund shares and the deductions and expenses paid out of the assets of the Eligible Funds. The prospectus for the Eligible Funds describes these deductions and expenses.

OTHER SERVICES

The Programs. We offer the following investment-related programs which are available only prior to the Income Date:

●	asset allocation;
●	dollar cost averaging;
●	systematic investment; and
●	systematic withdrawal programs.

A rebalancing program is available before and after the Income Date.

Under each program that uses transfers, the transfers between and among Sub-accounts and the Fixed Account are not subject to a transfer fee and are not counted as one of the 12 free transfers. Each of the programs has its own requirements, as discussed below. We reserve the right to terminate any program and you may terminate your participation in any program at any time.

We impose no charge for participating in the asset allocation, dollar cost averaging, systematic investment, or systematic withdrawal programs.

If you have submitted a telephone authorization form, you may make certain changes by telephone. For those programs involving transfers, you may change instructions by telephone with regard to which Sub-accounts or Fixed Account Certificate Value may be transferred. We describe the current conditions and procedures in Appendix B.

Dollar Cost Averaging Program. Under the program, we make automatic transfers of Accumulation Units on a periodic basis out of the Columbia Money Market Sub-account or the One-Year Guarantee Period Fixed Account option into one or more of the other available Sub-accounts you select. The program allows you to invest in the Sub-accounts over time rather than all at once. The program is available for purchase payments and amounts transferred into the Columbia Money Market Sub-account or the One-Year Guarantee Period Fixed Account option. We reserve the right to limit the number of Sub-accounts you may choose. Currently, there are no limits.

If you wish to participate in the program you must specify in writing whether you want the transfers to be made from the Columbia Money Market Sub-account or a specific One-Year Guarantee Period Fixed Account option.  You must also tell us the monthly amount you want transferred (minimum $100) and the Sub-account(s) to which you want the transfers made. The first transfer will occur about 30 days after we receive your request. Each subsequent periodic transfer will occur at the close of the same valuation period. If you select monthly transfers and the first transfer occurs on April 8, the second transfer will occur at the close of the valuation period that includes May 8. When the remaining value is less than the monthly transfer amount, we will transfer that remaining value and the program will end. Before this final transfer, you may extend the program by allocating additional purchase payments, or by transferring Certificate Value, to the Columbia Money Market Sub-account or to a designated One-Year Guarantee Period Fixed Account option.

You may change the monthly amount you want transferred, the Sub-account(s) to which you want transfers made, or end the program. The program will automatically end on the Income Date. We reserve the right to end the program at any time by sending you a notice one month in advance.

We must receive your written or telephone instructions by 4:00 P.M. Eastern Time of the business day before the next scheduled transfer in order for the new instructions to be in effect for that transfer. We establish conditions and procedures for telephone instructions for dollar cost averaging from time to time. The current conditions and procedures appear in Appendix B, and you will be notified prior to any changes.

Asset Allocation Program. Previously you could select from five asset allocation model portfolios that were separately developed by Ibbotson Associates:

●	Model A – Capital Preservation,
●	Model B – Income and Growth,
●	Model C – Moderate Growth,
●	Model D – Growth, and
●	Model E – Aggressive Growth.

Sun Life (U.S.) has determined that Ibbotson Associates will no longer be periodically reviewing or changing the models for the asset allocation program and these models are no longer available for investment. If you previously elected one of the models developed by Ibbotson Associates, we will continue to automatically allocate your Purchase Payments and rebalance your Certificate Value on a quarterly basis among the Sub-accounts that are currently available in the model you chose, without further instruction, unless you advise us otherwise. You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you or whether you wish to change your percentage allocations.

The Fixed Account is not available in any asset allocation model. You may allocate subsequent purchase payments, or Certificate Value, between an asset allocation model and the Fixed Account.

Rebalancing Program. Rebalancing allows you to maintain the percentage of your Certificate Value allocated to each Sub-account at a pre-set level. Over time, the variations in each Sub-account’s investment results will shift the balance of your Certificate Value allocations. Under the rebalancing program, each quarter, if the allocations change from your desired percentages, we will automatically transfer your Certificate Value, including new purchase payments (unless you tell us otherwise), back to the percentages you specify. Rebalancing maintains your percentage allocations among the Sub-accounts, although it is accomplished by reducing your Certificate Value allocated to the better performing Sub-accounts. If you choose to allocate your purchase payments at such a pre-set percentage among the Sub-accounts, we will automatically rebalance the Certificate Value of each Sub-account on the last day of the calendar quarter to match your current percentage allocations. We will not charge a transfer fee for rebalancing.

You may terminate the program at any time or change the percentages by notifying us in writing. We must receive your changes ten days before the end of the calendar quarter.

Certificate Value allocated to the Fixed Account is not included in the rebalancing program. After the Income Date, the rebalancing program applies only to variable annuity payments, and we will rebalance the number of Annuity Units in each Sub-account. Annuity Units are used to calculate the amount of each annuity payment.

If your total Certificate Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of rebalancing. We may change, terminate, limit or suspend rebalancing at any time.

Systematic Investment Program. You may make purchase payments for Non-Qualified Certificates through monthly deductions from your bank account or payroll. You may elect this program by completing and returning a systematic investment program application and authorization form to us. You may obtain an application and authorization form from us or your sales representative. There is a current minimum of $50 per payment for the program.

Systematic Withdrawal Program. To the extent permitted by law, if you enroll in the systematic withdrawal program, we will make monthly, quarterly, semi-annual or annual distributions of a set dollar amount directly to you. We will treat such distributions for federal tax purposes as any other withdrawal or distribution of Certificate Value. You may specify the amount of each partial withdrawal, subject to a minimum of $100. You may make systematic withdrawals from any Sub-accounts or any Fixed Account option. However, any withdrawal from a Fixed Account option with a Guarantee Period whose original length is three or more years may be subject to a market value adjustment. (See Appendix A.)

In each Certificate Year, you may withdraw portions of Certificate Value without any contingent deferred sales charge ("free withdrawal amount"). If your withdrawals under the program exceed the free withdrawal amount, the excess will be subject to the applicable contingent deferred sales charge. We will add any unrelated voluntary partial withdrawal you make during a Certificate Year with withdrawals pursuant to the program to determine the applicability of any contingent deferred sales charge.

Unless you specify the Sub-account(s) or the Fixed Account option from which you want withdrawals of Certificate Value made, or if the amount in a specified Sub-account is less than the predetermined amount, we will make withdrawals under the program in the manner specified for partial withdrawals in "Partial Withdrawals and Surrender". We will process all Sub-account withdrawals under the program by canceling Accumulation Units equal in value to the amount to be distributed to you and to the amount of any applicable contingent deferred sales charge.

You may combine the program with all other programs except the systematic investment program.

It may not be advisable to participate in the systematic withdrawal program when making additional purchase payments under the Certificate, if you would incur a contingent deferred sales charge or receive taxable income as a result of the withdrawal. In either circumstance, it might be financially advantageous for you not to pay the purchase payment and forego the systematic withdrawal, thereby avoiding payment of the surrender charge or potential tax liability. However, if you own a Non-Qualified Certificate and are under 59½, terminating a systematic withdrawal program or skipping a payment may subject you to penalty tax.

Systematic withdrawals may have adverse federal income tax consequences and you should, therefore, consult with a qualified tax professional before electing this option.

THE CERTIFICATES

Variable Account Value

The Variable Account Value for your Certificate is based on the sum of your proportionate interest in the value of each Sub-account to which you have allocated values. We determine the value of each Sub-account at any time by multiplying the number of Accumulation Units attributable to that Sub-account by its Accumulation Unit value.

Each purchase payment you make results in the credit of additional Accumulation Units to your Certificate and the appropriate Sub-account.  Purchase payments are credited to your Certificate using the Accumulation Unit value that is next calculated after we receive your purchase payment.  The number of additional units for any Sub-account will equal the amount allocated to that Sub-account divided by the Accumulation Unit value for that Sub-account at the time of investment.

Valuation Periods

We determine the value of the Variable Account each valuation period using the net asset value of the Eligible Fund shares. A valuation period is the period beginning at 4:00 P.M. (ET) which is the close of trading on the New York Stock Exchange and ending at the close of trading for the next business day. The New York Stock Exchange is currently closed on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net Investment Factor

Your Variable Account Value will fluctuate with the investment results of the underlying Eligible Funds you have selected. In order to determine how these fluctuations affect value, we use an Accumulation Unit value. Each Sub-account has its own Accumulation Units and value per unit. We determine the unit value applicable during any valuation period at the end of that period.

When Eligible Fund shares were first purchased on behalf of the Variable Account, each Accumulation Unit was valued at a specified dollar amount. The Unit value for each Sub-account in any valuation period thereafter is determined by multiplying the value for the prior period by a net investment factor. This factor may be greater or less than 1.0; therefore, the Accumulation Unit may increase or decrease from valuation period to valuation period. We calculate a net investment factor for each Sub-account according to the following formula (a / b) - c, where:

(a)	is equal to:

	(i)	the net asset value per share of the Eligible Fund at the end of the valuation period; plus
	(ii)	the per share amount of any dividend or other distribution of the Eligible Fund made if the record date for such distribution occurs during that same valuation period.

(b)	is the net asset value per share of the Eligible Fund at the end of the prior valuation period.

(c)	is equal to:

	(i)	the valuation period equivalent of the annual rate for the mortality and expense risk charge; plus
	(ii)	the valuation period equivalent of the annual rate for the distribution charge; plus
	(iii)	a charge factor for any tax provision established by us as a result of the operations of that Sub-account.

If we have deducted the maximum cumulative sales charge limit, we will not deduct the daily distribution charge in (c)(ii) above. For Certificates issued to our employees and other persons specified in "Sales of the Certificates", the mortality and expense risk charge in (c)(i) above is .35% and the daily distribution charge in (c)(ii) above is eliminated. We may eliminate the daily distribution charge in (c)(ii) above for certain Certificates we issue in an internal exchange or transfer.

Modification of the Certificate

Only our President or Secretary may agree to alter the Certificate or waive any of its terms. A change may be made to the Certificate if there have been changes in applicable law or interpretation of law. Any changes must be made in writing and with your consent, except as may be required by applicable law.

Right to Revoke

You may return the Certificate within ten days after you receive it by delivering or mailing it to us.  The postmark on a properly addressed and postage-prepaid envelope determines if a Certificate is returned within the period. We will treat the returned Certificate as if we never issued it and will refund either the Certificate Value or purchase payments, whichever is required by state law. With respect to Certificates issued in exchange for a fixed annuity contract, we will refund the value of the old fixed annuity without consideration of the 3% interest credit in those states that require a return of premium. In states that require a return of Certificate Value, we will return the value of the old fixed annuity without consideration of the 3% interest credit as adjusted for positive or negative investment performance. Thus, the interest credit does not fully vest until the right to revoke period ends.

If we deliver your Certificate to you in California and you are age 60 or older, you may return the Certificate to us or to the agent from whom you purchased it. If you return the Certificate within 30 days after you received it, we will refund the Certificate Value.

DEATH PROVISIONS FOR NON-QUALIFIED CERTIFICATES

Death of Primary Owner, Joint Owner or Certain Non-Owner Annuitant. If the Certificate is In Force, you or any Joint Certificate Owner dies, or if the Annuitant dies when a non-natural person (such as a trust) owns the Certificate, we will treat the Designated Beneficiary as the Certificate Owner after such a death.

If the decedent's surviving spouse is the sole Designated Beneficiary, he or she will automatically become the new sole primary Certificate Owner as of the decedent's date of death. If the decedent was the Annuitant, the new Annuitant will be any living contingent annuitant, otherwise the surviving spouse. The Certificate can stay In Force until another death occurs. Except for this paragraph, all of "Death Provisions" will apply to that subsequent death.

In all other cases, the Certificate may remain In Force for a period not to exceed five years from the date of death. During this period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial withdrawals or the right to totally surrender the Certificate for its surrender value. If the Certificate is still in effect at the end of the five-year period, we will automatically end it by paying the Certificate Value to the Designated Beneficiary. If the Designated Beneficiary is not then alive, we will pay any person(s) named by the Designated Beneficiary in writing; otherwise we will pay the Designated Beneficiary's estate.

The Covered Person under this paragraph shall be the decedent if he or she is the first to die among you, any joint Certificate Owner, or Annuitant. If there is a non-natural Certificate Owner such as a trust, the Annuitant shall be the Covered Person.

Upon the death of the Covered Person, we will increase the Certificate Value so that it equals the death benefit amount if it is less than the death benefit amount ("DBA"). The DBA is the greater of the "net purchase payment death benefit", the current Certificate Value or the "greatest Anniversary Value".

The net purchase payment death benefit is:

●	the initial purchase payment, plus

●	any additional purchase payments, minus

●	any partial withdrawals and any applicable contingent deferred sales charges.

Each day we determine the value of your Certificate during a Certificate Year, we will also value your "greatest Anniversary Value".  The "greatest Anniversary Value" on the issue date is the initial purchase payment.  Each day we will add to this amount any additional purchase payments made that day, and subtract an adjustment for withdrawals made that day.  This adjustment equals the amount of the partial withdrawal:

●	divided by the Certificate Value immediately before the withdrawal; and

●	multiplied by the "greatest Anniversary Value" immediately before the withdrawal.

On each Certificate Anniversary, we compare the current Certificate Value to "greatest Anniversary Value", adjusted as described above.  If the current Certificate Value exceeds the adjusted "greatest Anniversary Value", the current Certificate Value will become the new "greatest Anniversary Value".  This new "greatest Anniversary Value" will be adjusted as described above during the following Certificate Year, if necessary.  This process will continue until the Certificate Anniversary prior to the 81st birthday of the Covered Person.  On this Certificate Anniversary, the greater of the current Certificate Value and the adjusted "greatest Anniversary Value" will become the new "greatest Anniversary Value". From that point on, the "greatest Anniversary Value" will not change unless subsequent purchase payments are made or withdrawals are taken, in which case the "greatest Anniversary Value" will be adjusted as described above.

When we receive due proof of the Covered Person's death, we will compare, as of the date of death, the Certificate Value and the DBA. If the Certificate Value was less than the DBA, we will increase the current Certificate Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Certificate Value until we receive due proof of death.

We allocate the amount credited, if any, to the Variable Account and/or the Fixed Account based on the purchase payment allocation selection in effect when we receive due proof of death. The Designated Beneficiary may, by the later of the 90th day after the Covered Person’s death and the 60th day after we receive proof of the death, surrender the Certificate for the Certificate Value without incurring any applicable contingent deferred sales charge. If the Designated Beneficiary surrenders the Certificate after the applicable 90 or 60 day period or surrenders it at any time after the death of a non-Covered Person, we will deduct any applicable contingent deferred sales charge. If the Designated Beneficiary does not surrender the Certificate, it will continue for the time period specified above.

Payment of Benefits. Instead of receiving a lump sum, you or any Designated Beneficiary may direct us in writing to pay any benefit of $5,000 or more under an annuity payment option that meets the following:

●	the first payment to the Designated Beneficiary must be made no later than one year after the date of death;

●	payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and

●
any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time during which the remaining payments are to be made.

Death of Certain Non-Certificate Owner Annuitant. These provisions apply if, while the Certificate is In Force, the Annuitant dies, the Annuitant is not the Certificate Owner or a joint Certificate Owner, and the Certificate Owner is a natural person. The Certificate will continue after the Annuitant's death. The new Annuitant will be any living contingent annuitant.  If there is no contingent annuitant, you will be the new Annuitant.  If the Annuitant dies before you and any joint Certificate Owner, then the Annuitant is the Covered Person and we will increase the Certificate Value, as provided below, if it is less than the DBA, as defined above.

When we receive due proof of the Annuitant's death, we will compare, as of the date of death, the Certificate Value and the DBA. If the Certificate Value is less than the DBA, we will increase the Certificate Value by the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Certificate Value until we receive due proof of death.

We allocate the amount credited, if any, to the Variable Account and/or the Fixed Account based on the purchase payment allocation selection in effect when we receive due proof of death. You may surrender the Certificate within 90 days of the date of the Annuitant's death for the Certificate Value without incurring any applicable contingent deferred sales charge. If you surrender the Certificate after 90 days, we will deduct any applicable contingent deferred sales charge.

DEATH PROVISIONS FOR QUALIFIED CERTIFICATES

Death of Annuitant. If the Annuitant dies while the Certificate is In Force, the Designated Beneficiary will control the Certificate. We will increase the Certificate Value, as provided below, if it is less than the DBA as defined above. When we receive due proof of the Annuitant's death, we will compare, as of the date of death, the Certificate Value to the DBA. If the Certificate Value was less than the DBA, we will increase the current Certificate Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Certificate Value until we receive due proof of death.

We will allocate the amount credited, if any, to the Variable Account and/or the Fixed Account based on the purchase payment allocation selection in effect when we receive due proof of death. The Designated Beneficiary may, by the later of the 90th day after the Annuitant’s death and the 60th day after we are notified of the death, surrender the Certificate for the Certificate Value without incurring any applicable contingent deferred sales charge. If the Designated Beneficiary surrenders the Certificate after the applicable 90 or 60 day period, we will deduct any applicable contingent deferred sales charge.

If the Designated Beneficiary does not surrender the Certificate, it may continue for the time period permitted by the Internal Revenue Code provisions applicable to the particular Qualified Plan. During this period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial withdrawals or the right to totally surrender the Certificate for its Certificate Withdrawal Value. If the Certificate is still in effect at the end of the period, we will automatically end it then by paying the Certificate Withdrawal Value (without the deduction of any applicable contingent deferred sales charge) to the Designated Beneficiary. If the Designated Beneficiary is not alive then, we will pay any person(s) named by the Designated Beneficiary in writing; otherwise we will pay the Designated Beneficiary's estate.

Payment of Benefits. You or any Designated Beneficiary may direct us in writing to pay any benefit of $5,000 or more under an annuity payment option that meets the following:

●	the first payment to the Designated Beneficiary must be made no later than one year after the date of death;

●	payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and

●
any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

CERTIFICATE OWNERSHIP

The Certificate Owner shall be the person designated in the application and you may exercise all the rights of the Certificate. Joint Certificate Owners are permitted.  Contingent Certificate Owners are not permitted.

You may direct us in writing to change the Certificate Owner, primary beneficiary, contingent beneficiary or contingent annuitant. If the selection of a beneficiary or annuitant was designated "irrevocable", that selection may be changed only with that person's written consent.

Because a change of Certificate Owner by means of a gift may be a taxable event, you should consult a qualified tax professional as to the tax consequences resulting from such a transfer.

Any Qualified Certificate may have limitations on transfer of ownership. You should consult the plan administrator and a qualified tax professional as to the tax consequences resulting from such a transfer.

ASSIGNMENT

You may assign the Certificate at any time. You must file a copy of any assignment with us. Your rights and those of any revocably-named person will be subject to the assignment. A Qualified Certificate may have limitations on your ability to assign the Certificate.

Because an assignment may be a taxable event, you should consult a qualified tax professional as to the tax consequences resulting from any such assignment.

PARTIAL WITHDRAWALS AND SURRENDER

You may make partial withdrawals from the Certificate by notifying us in writing. The minimum withdrawal amount is $300.  We may permit a lesser amount with the systematic withdrawal program. If the Certificate Value after a partial withdrawal would be below $2,500, we will treat the request as a withdrawal of only the amount over $2,500. The amount withdrawn will include any applicable contingent deferred sales charge and may be greater than the amount of the surrender check requested. Unless you specify otherwise, we will deduct the total amount withdrawn from all Sub-accounts of the Variable Account in the ratio that the value in each Sub-account bears to the total Variable Account Value. If there is no or insufficient value in the Variable Account, the amount surrendered, or the insufficient portion, will be deducted from the Fixed Account in the ratio that each Guarantee Period's value bears to the total Fixed Account Value.

You may totally surrender the Certificate by notifying us in writing. Surrendering the Certificate will end it. Upon surrender, you will receive the Certificate Withdrawal Value.

We will pay the amount of any surrender within seven days of receipt of your request. Alternatively, you may apply any surrender benefit of at least $5,000 to an annuity payment option for yourself. If the Certificate Owner is not a natural person, we must consent to the selection of an annuity payment option.

You may not make partial withdrawals or surrender annuity options based on life contingencies after annuity payments have begun. You may make partial withdrawals or surrender under Option A, described in "Annuity Options" below, which is not based on life contingencies, if you have selected a variable payout. Any partial withdrawal will reduce your future annuity payments.

Because of the potential tax consequences of a partial withdrawal or surrender, you should consult a qualified tax professional.

Participants under Qualified Plans as well as Certificate Owners, Annuitants, and Designated Beneficiaries are cautioned that you may not be able to take a partial withdrawal or surrender the Certificate under a Qualified Plan. You should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Certificate with that Plan.

ANNUITY PROVISIONS

Annuity Benefits

If the Annuitant is alive on the Income Date and the Certificate is In Force, we will begin payments to the Annuitant under the annuity option or options you have chosen. We determine the amount of the payments on the Income Date by applying to the Option you choose for your payments:

●	your Certificate Value,

●	increased or decreased by applying a limited market value adjustment of Fixed Account Value described in Appendix A,

●	less any premium taxes not previously deducted, and

●	less a pro rata portion of any applicable certificate maintenance charge that would be due on the next Certificate Anniversary.

From the payment amount determined in this way, we also subtract a portion of any applicable certificate maintenance charge, calculated as described in "Deductions for Certificate Maintenance Charge".

Annuity Option and Income Date

You may select an Annuity Option and Income Date at the time of application. If you do not select an Annuity Option, we automatically choose Option B. If you do not select an Income Date for the Annuitant, the Income Date will automatically be the earlier of:

●	the later of the Annuitant's 90th birthday and the 10th Certificate Anniversary, or

●	any maximum date permitted under state law.

You may continue to make purchase payments until you reach your Income Date.

Change in Annuity Option and Income Date

You may choose or change an Annuity Option or the Income Date by writing to us at least 30 days before the Income Date. However, any Income Date must be:

●	for fixed annuity options, not earlier than the first Certificate Anniversary, and

●	not later than the earlier of

	(i)	the later of the Annuitant's 90th birthday and the 10th Certificate Anniversary, or
	(ii)	any maximum date permitted under state law.

Annuity Options

The Annuity Options are:

Option A: Income for a Fixed Number of Years;

Option B: Life Income with 10 Years of Payments Guaranteed; and

Option C: Joint and Last Survivor Income.

You may arrange other options if we agree. Each option is available in two forms - as a variable annuity for use with the Variable Account and as a fixed annuity for use with our general account Fixed Account. Variable annuity payments will fluctuate.  Fixed annuity payments will not fluctuate. We will determine the dollar amount of each fixed annuity payment by:

●
deducting from the Fixed Account Value, increased or decreased by a market value adjustment described in Appendix A, any premium taxes not previously deducted and any applicable certificate maintenance charge;

●	dividing the remainder by $1,000; and

●	multiplying the result by the greater of:
	(i)	the applicable factor shown in the appropriate table in the Certificate; and
	(ii)	the factor we currently offer at the time annuity payments begin. We may base this current factor on the sex of the payee unless we are prohibited by law from doing so.

If you do not select an Annuity Option, we will automatically apply Option B. Unless you choose otherwise, we will apply:

●	Variable Account Value (less any premium taxes not previously deducted and less any applicable certificate maintenance charge) in its entirety to a variable annuity option, and

●	Fixed Account Value, increased or decreased by a market value adjustment described in Appendix A less any premium taxes not previously deducted, to a fixed annuity option.

The same amount applied to a variable option and a fixed option will produce a different initial annuity payment and different subsequent payments.

The payee is the person who will receive the sum payable under a payment option. Any payment option that provides for payments to continue after the death of the payee will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

If the amount available under any variable or fixed option is less than $5,000, we reserve the right to pay such amount in one sum to the payee in lieu of the payment otherwise provided for.

We will make annuity payments monthly unless you have requested in writing quarterly, semi-annual or annual payments. However, if any payment would be less than $100, we have the right to reduce the frequency of payments to a period that will result in each payment being at least $100.

Option A: Income For a Fixed Number of Years. We will pay periodic payments for a chosen number of years, not less than 5 nor over 50.  You may choose a period of years over 30 only if it does not exceed the difference between age 100 and the Annuitant's age on the date of the first payment.  We refer to Option A as Preferred Income Plan ("PIP"). At any time while we are making variable annuity payments, the payee may elect to receive the following amount:

●
the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option (for the variable annuity this interest rate is 6% per year (3% per year for Florida Certificates and 5% per year for Oregon and Texas Certificates), unless at the time you chose Option A you selected 3% per year in writing); less

●	any contingent deferred sales charge due by treating the value defined above as a total surrender.

Instead of receiving a lump sum, the payee may elect another payment option and we will not reduce the amount applied to the option by the contingent deferred sales charge.

If, at the death of the payee, Option A payments have been made for fewer than the chosen number of years:

●	we will continue payments during the remainder of the period to the successor payee; or

●
the successor payee may elect to receive in a lump sum the then present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. For the variable annuity, this interest rate is 6% per year (3% per year for Florida Certificates and 5% per year for Oregon and Texas Certificates), unless the payee chose 3% per year at the time the option was selected.

The mortality and expense risk charge is deducted during the Option A payment period if a variable payout has been selected, but we have no mortality risk during this period.

You may choose a "level monthly" payment option for variable payments under Option A. Under this option, we convert your annual payment into 12 equal monthly payments.  Thus the monthly payment amount changes annually instead of monthly. We will determine each annual payment as described below in "Variable Annuity Payment Values", place each annual payment in our general account, and distribute it in 12 equal monthly payments.  The sum of the 12 monthly payments will exceed the annual payment amount because of an interest rate factor we use, which will vary from year to year. If the payments are commuted, (1) we will use the commutation method described below for calculating the present value of remaining annual payments and (2) use the interest rate that determined the current 12 monthly payments to commute any unpaid monthly payments.

See "Annuity Payments" for the manner in which Option A may be taxed.

Option B: Life Income with 10 Years of Payments Guaranteed. We will pay periodic payments during the lifetime of the payee. If, at the death of the payee, payments have been made for fewer than 10 years:

●	we will continue payments during the remainder of the period to the successor payee; or

●
such successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option.  For the variable annuity, this interest rate is 6% per year (3% per year for Florida Certificates and 5% per year for Oregon and Texas Certificates), unless the payee had chosen 3% per year at the time the option was selected.

In the case of Options A and B, the present value of remaining payments referred to above will be based, for variable payments, on interest compounded annually at the current AIR or benchmark rate and on the assumption that each future payment is equal in amount to a payment determined using the applicable Sub-account annuity unit values for the Valuation Period which ends on the date of determination. For fixed annuity payments, the present value of the remaining fixed dollar payments will be based on interest compounded annually at the interest rate we used to create the annuity factor that was used in calculating the fixed payment amount.

The amount of the annuity payments will depend on the age of the payee on the Income Date and it may also depend on the payee's sex.

Option C: Joint and Last Survivor Income. We will pay periodic payments for as long as either the payee or a designated second natural person is alive. The amount of the annuity payments will depend on the age of both persons on the Income Date and it may also depend on each person's sex. It is possible under this option to receive only one annuity payment if both payees die after the receipt of the first payment, or to receive only two annuity payments if both payees die after receipt of the second payment, and so on.

Variable Annuity Payment Values

We determine the amount of the first variable annuity payment by multiplying the Certificate Value you are applying to variable annuity payments by the annuity purchase rate for the Annuity Option you have selected. The annuity purchase rates are based on an assumed annual investment return (AIR or benchmark rate) of 6% per year (3% per year for Florida Certificates and 5% per year for Oregon and Texas Certificates), unless you choose 3% in writing. (See below and "Variable Annuity Payment Values" in the Statement of Additional Information for more information on AIRs and how your initial variable payment is calculated.)

Subsequent variable annuity payments will fluctuate in amount and reflect whether the actual investment return of the selected Sub-account(s) (after deducting the mortality and expense risk charge) is better or worse than the assumed investment return. The total dollar amount of each variable annuity payment will be equal to:

●	the sum of all Sub-account payments, less

●	the pro-rata amount of the annual certificate maintenance charge.

Currently, there is no limit on the number of times or the frequency with which a payee may instruct us to change the Sub-account(s) used to determine the amount of the variable annuity payments.

If you apply the same amount to a particular payment option, a 5% or 6% AIR will result in a larger initial payment than will a 3% AIR. You should note, however, that, assuming the same investment performance, your subsequent payments using a 5% or 6% AIR will increase by a smaller percentage (when they increase) and decrease by a larger percentage (when they decrease) than will subsequent payments using a 3% AIR. Indeed, it is possible that after a sufficient period of time, payments determined using a 5% or 6% AIR may be lower than payments commencing at the same time using the same Sub-accounts but a 3% AIR. Note that if you select Option A (Income for a Fixed Number of Years) and payments continue for the entire period, the 5% or 6% AIR payment amount will start out being larger than the 3% AIR amount but eventually the 5% or 6% AIR payment amount will become less than the 3% AIR payment amount. Whether you would be better off choosing a higher or lower AIR depends on the annuity payment option you choose, the investment performance of the Sub-accounts you choose, and the period for which payments are received.

Proof of Age, Sex, and Survival of Annuitant

We may require proof of age, sex or survival of any payee upon whose age, sex or survival payments depend. If the age or sex has been misstated, we will compute the amount payable based on the correct age and sex. If income payments have begun, we will pay in full any underpayments with the next annuity payment and deduct any overpayments, unless repaid in one sum, from future annuity payments until we are repaid in full.

SUSPENSION OF PAYMENTS

We reserve the right to postpone surrender payments from the Fixed Account for up to six months. We also reserve the right to suspend or postpone any type of payment from the Variable Account for any period when:

●	the New York Stock Exchange is closed other than customary weekend or holiday closings;

●	trading on the Exchange is restricted;

●	an emergency exists as a result of which it is not reasonably practicable to dispose of securities held in the Variable Account or determine their value; or

●	the Securities and Exchange Commission permits delay for the protection of security holders.

The applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the latter two conditions described above exist.

TAX STATUS

Introduction

This section provides general information on the federal income tax consequences of ownership of a Certificate based upon our understanding of current federal tax laws and is not intended as tax advice. Actual federal tax consequences will vary depending on, among other things whether the Certificate is issued under a Qualified Plan and, the type of retirement plan under which your Certificate is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Certificates that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Certificate or any transaction involving any Certificate. You should consult a qualified tax professional for advice before purchasing a Certificate or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Certificate.

You may purchase a Certificate that is not issued under a Qualified Plan ("Non-Qualified Certificate") or a Certificate that is used under a Plan that is Qualified under the provisions of the Internal Revenue Code of 1986, as amended (the "Code") (a "Qualified Certificate"). The ultimate effect of federal income taxes on the Certificate Value, on annuity payments, and on the economic benefit to the Certificate Owner, Annuitant or Designated Beneficiary depends on the type of retirement plan for which you purchase the Certificate and upon the tax and employment status of the individual concerned.

Taxation of Annuities in General

For federal income tax purposes, purchase payments made under Non-Qualified Certificates are not deductible.  Under certain circumstances, purchase payments made under Qualified Certificates may be excludible or deductible from taxable income.  Any such amounts will also be excluded from the cost basis for purposes of determining the taxable portion of any distributions from a Qualified Certificate.

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract.  For that reason, no decision to purchase a Qualified Certificate should be based on the assumption that the purchase of a Qualified Certificate is necessary to obtain tax deferral under a qualified plan.

Section 72 of the Code governs taxation of annuities in general. There are no income taxes on increases in the value of a Certificate until a distribution occurs, in the form of a full surrender, a partial withdrawal, an assignment or gift of the Certificate, or annuity payments. A trust or other entity owning a Non-Qualified Certificate, other than as an agent for an individual, is taxed differently; increases in the value of a Certificate are taxed yearly whether or not a distribution occurs.

Surrenders, Partial Withdrawals, Death Benefit Payments, Assignments and Gifts. If you fully surrender your Certificate, the portion of the surrender payment that exceeds your cost basis in the Certificate is subject to tax as ordinary income. For Non-Qualified Certificates, the cost basis is generally the amount of the purchase payments made for the Certificate. For Qualified Certificates, the cost basis is generally zero and the entire surrender payment is generally taxed as ordinary income. A Designated Beneficiary receiving a lump sum death benefit payment after your death or the death of the Annuitant is similarly taxed on the portion of the amount that exceeds your cost basis in the Certificate. If the Designated Beneficiary elects to receive annuity payments that begin within one year of the decedent’s death, different tax rules apply.  See "Annuity Payments" below.  For Non-Qualified Certificates, the tax treatment applicable to Designated Beneficiaries may be contrasted with the tax treatment applicable to persons inheriting and then selling mutual fund shares who receive a "stepped-up" basis equal to the date-of-death value of their shares and therefore will pay no tax on the sale of their shares unless the sale price exceeds the date-of-death value.

Partial withdrawals received under Non-Qualified Certificates prior to annuitization are first included in gross income to the extent the cash value (determined without regard to surrender charges) exceeds purchase payments. Then, to the extent the cash value does not exceed purchase payments, such withdrawals are treated as a non-taxable return of principal to you. There is no definition of "cash value" in the Code and, for tax reporting purposes, we are currently treating it as the Certificate Value.  However, there can be no assurance that the IRS will agree that this is the correct cash value.  The IRS could, for example, determine that the cash value is the Certificate Value plus an additional amount representing the value of a death benefit and/or living benefit in your Certificate.  If this were to occur, any withdrawal could have a higher proportion of the withdrawal derived from taxable investment earnings.

For partial withdrawals under a Qualified Certificate, a portion of each payment is treated as a non-taxable return of principal and the remaining amount is treated as taxable income. Since the cost basis of Qualified Certificates is generally zero, partial withdrawal amounts will generally be fully taxed as ordinary income.

If you assign or pledge a Non-Qualified Certificate, you will be subject to taxation under the rules applicable to partial withdrawals or surrenders. If you give away your Certificate to anyone other than your spouse, you are treated for income tax purposes as if you had fully surrendered the Certificate. If the transfer is to a charity, you may be allowed a deduction for some or all of the value of the Certificate transferred.

A special computational rule applies if we issue to you, during any calendar year, two or more Certificates, or one or more Certificates and one or more of our other annuity contracts. Under this rule, all of the contracts will be treated as one contract. We believe this means that the amount of any distribution under any one Certificate will be includable in gross income to the extent that at the time of distribution the sum of the values for all the Certificates or contracts exceeds the sum of each contract’s cost basis.

Annuity Payments. We determine the non-taxable portion of each variable annuity payment by dividing the cost basis of your values allocated to Variable Account Value by the total number of expected payments. We determine the non-taxable portion of each fixed annuity payment with an "exclusion ratio" formula which establishes the ratio that the cost basis of your values allocated to Fixed Account Value bears to the total expected value of annuity payments for the term of the annuity. The remaining portion of each payment is taxable. Such taxable portion is taxed at ordinary income rates. For Qualified Certificates, the cost basis is generally zero.

With annuity payments based on life contingencies, the payments will become fully taxable once the payee lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments, if any. Because variable annuity payments can increase over time and because certain payment options provide for a lump sum right of commutation, it is possible that the IRS could determine that variable annuity payments should not be taxed as described above but instead should be taxed as if they were received under an agreement to pay interest. This determination would result in a higher amount (up to 100%) of certain payments being taxable.

With respect to the "level monthly" payment option available under Annuity Option A, pursuant to which each annual payment is placed in our general account and paid out with interest in twelve equal monthly payments, it is possible the IRS could determine that receipt of the first monthly payout of each annual payment is constructive receipt of the entire annual payment. Thus, the total taxable amount for each annual payment would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received. This acceleration would affect you if your first monthly payment for each year is received in a month other than January since those of your 12 monthly payments that are actually received in the next tax year would be treated as being constructively received (and taxable) in the current tax year.

The Code does not specifically address partial withdrawals after annuity payments have begun. Based on a private letter ruling issued by the IRS in 2000, it is our intention to report as taxable income the portion of any partial withdrawal from variable Annuity Option A that does not exceed immediately before the partial withdrawal the present value of remaining payments less the Certificate's remaining cost basis. Under this approach, a partial withdrawal of $10,000 when the present value is $150,000 and the remaining cost basis is $145,000 would result in taxable income of $5,000 being reported. Since private letter rulings do not bind the IRS, the IRS could take the position that the Code requires the full amount of the partial withdrawal ($10,000 in the example) to be treated as taxable income. Under either approach to determining the taxable income associated with a partial withdrawal, some taxpayers, such as those under age 59½, could be subject to additional tax penalties. Because of the potential for adverse tax results as described above, you should carefully consider, prior to making a partial withdrawal, your need for funds from the Certificate and the tax implications. You should also consult a qualified tax professional prior to making a partial withdrawal.

Penalty Tax. Payments received by you, Annuitants, and Designated Beneficiaries under Certificates may be subject to both ordinary income taxes and a penalty tax equal to 10% of the amount received that is includable in income. The penalty tax is not imposed on the following amounts received for Non-Qualified Certificates:

●	after the taxpayer attains age 59½;

●	in a series of substantially equal periodic payments made for life or life expectancy;

●	after the death of the Certificate Owner (or, where the Certificate Owner is not a human being, after the death of the primary Annuitant, as defined in the Code);

●	if the taxpayer becomes totally and permanently disabled; or

●
under a Non-Qualified immediate annuity contract that provides for a series of substantially equal periodic payments; provided that only one purchase payment is made to the Certificate, that the Certificate is not issued as a result of a Section 1035 exchange, and that the first annuity payment begins in the first Certificate Year.

Similar exceptions to the 10% penalty tax apply to distributions from Qualified Certificates.

Income Tax Withholding. We are required to withhold federal income taxes on taxable amounts paid under Certificates unless the recipient elects not to have withholding apply. We will notify recipients of their right to elect not to have withholding apply. See "Tax-Sheltered Annuities" (TSAs) for an alternative type of withholding that may apply to distributions from TSAs that are eligible for rollover to another TSA, an individual retirement annuity or account (IRA), a qualified trust or an eligible deferred compensation plan of a state or local government.

Section 1035 Exchanges. You may purchase a Non-Qualified Certificate with proceeds from the surrender of an existing annuity contract. Such a transaction may qualify as a tax-free exchange pursuant to Section 1035 of the Code. It is our understanding that in such an event:

●	the new Certificate will be subject to the distribution-at-death rules described in "Death Provisions for Non-Qualified Certificates";

●
purchase payments made between August 14, 1982 and January 18, 1985 and the income allocable to them will, following an exchange, no longer be covered by a "grandfathered" exception to the penalty tax for a distribution of income that is allocable to an investment made over ten years prior to the distribution; and

●	purchase payments made before August 14, 1982 and the income allocable to them will, following an exchange, continue to receive the following "grandfathered" tax treatment under prior law:

	(i)	the penalty tax does not apply to any distribution;
	(ii)	partial withdrawals are treated first as a non-taxable return of principal and then a taxable return of income; and
	(iii)	assignments are not treated as surrenders subject to taxation.

Diversification Standards. The U.S. Secretary of the Treasury has issued regulations that set standards for diversification of the investments underlying variable annuity contracts (other than pension plan contracts). The Eligible Funds intend to meet the diversification requirements for the Certificate, as those requirements may change from time to time. If the diversification requirements are not satisfied, the Certificate will not be treated as an annuity contract. As a consequence, income earned on a Certificate would be taxable to you as ordinary income in the year in which diversification requirements were not satisfied, including previously non-taxable income earned in prior years.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test.  If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership such as the ability to exercise control over the investment of the assets.  In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Certificate and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying.  Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Certificate.  In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future.  Accordingly, we have reserved certain rights to alter the Certificates and investment alternatives to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. However, you bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

Qualified Plans

The Certificate is for use with several types of Qualified Plans. Under the Code, Qualified Plans generally enjoy tax-deferred accumulation of amounts invested in the plan. Therefore, in considering whether or not to purchase a Certificate in Qualified Plan, you should only consider the Certificate's other features, including the availability of lifetime annuity payments and death benefit protection.

The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, we do not attempt to provide more than general information about the use of the Certificate with the various types of Qualified Plans. Participants under such Qualified Plans as well as Certificate Owners, Annuitants, and Designated Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Certificate issued in connection therewith. Following are brief descriptions of the various types of Qualified Plans and of the use of the Certificate in connection with them, and, for Tax-Sheltered Annuities and traditional Individual Retirement Annuities, required minimum distribution requirements. Purchasers of the Certificate should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Certificate with that Plan.

Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain contribution limitations, excludes the amount of purchase payments from gross income for tax purposes. However, such purchase payments may be subject to Social Security (FICA) taxes. This type of annuity contract is commonly referred to as a "Tax-Sheltered Annuity" (TSA).

Section 403(b)(11) of the Code contains distribution restrictions. Specifically, distributions attributable to contributions made pursuant to a salary reduction agreement may be paid, through surrender of the Certificate or otherwise, only:

●	when the employee attains age 59½, has a severance from employment, dies or becomes totally and permanently disabled (within the meaning of Section 72(m)(7) of the Code); or

●
in the case of hardship. A hardship distribution must be of contributions only and not of any income attributable to such contributions. The Internal Revenue Service has issued specific rules defining financial hardship, but those rules do not become effective until January 1, 2009.  Until then, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need.

Even though a distribution may be permitted under these rules, it may be subject, in addition to income tax, to the 10% penalty tax as a premature distribution.

Section 403(b)(11) does not apply to distributions attributable to assets held as of December 31, 1988. Thus, it appears that the law's restrictions would apply only to distributions attributable to contributions made after 1988, to earnings on those contributions, and to earnings on amounts held as of 12/31/88. The Internal Revenue Service has indicated that the distribution restrictions of Section 403(b)(11) are not applicable when TSA funds are being transferred tax-free directly to another TSA issuer, provided the transferred funds continue to be subject to the Section 403(b)(11) distribution restrictions.

If you have requested a distribution from a Certificate, we will notify you if all or part of such distribution is eligible for rollover to another Eligible Retirement Plan. Any amount eligible for rollover treatment will be subject to mandatory federal income tax withholding at a 20% rate unless you direct us in writing to transfer the amount as a direct rollover to another Eligible Retirement Plan. The term "Eligible Retirement Plan" means an individual retirement account under Section 408(a), an individual retirement annuity under Section 408(b), a pension or profit sharing plan under Section 401(a), an annuity plan under Section 403(a), a tax-sheltered annuity under Section 403(b), or an eligible deferred compensation plan of a state or local government under Section 457(b).

Under the terms of a particular Section 403(b) plan, the participant may be entitled to transfer all or a portion of the Certificate Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

The Internal Revenue Service has issued comprehensive regulations that are generally effective January 1, 2009, to 403(b) plans and annuities, but that may apply to a Section 403(b) annuity issued before that date.  You should consult with a qualified tax professional about those regulations.

Individual Retirement Annuities

Sections 408(b) and 408A of the Code permit eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" and "Roth IRA", respectively. These traditional individual retirement annuities and Roth IRAs are subject to limitations on the amount which may be contributed, the persons who may be eligible to contribute, and on the time when distributions may commence. In addition, distributions from certain types of Qualified Plans may be placed on a tax-deferred basis into a Section 408(b) Individual Retirement Annuity. If you convert a traditional individual retirement annuity into a Roth IRA, the fair market value of the Certificate is included in taxable income.  Under IRS Regulations and Revenue Procedure 2006-13, fair market value may exceed Certificate Value.  Thus, you should consult with a qualified tax professional prior to any conversion.

Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Certificate to provide benefits under the plans.

Deferred Compensation Plans With Respect to Service for State and Local Governments

Section 457 of the Code, while not actually providing for a Qualified Plan as that term is normally used, provides for certain deferred compensation plans that enjoy special income tax treatment with respect to service for tax-exempt organizations, state governments, local governments, and agencies and instrumentalities of such governments. The Certificate can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. However, with respect to plans established by tax-exempt organizations, all such investments are owned by and subject to the claims of general creditors of the sponsoring employer.

Required Minimum Distribution Requirements for Tax-Sheltered Annuities and Traditional Individual Retirement Annuities

If your Certificate is a traditional Individual Retirement Annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70½ or, for non-IRAs, the date of retirement instead of age 70½ if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Certificate's value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Certificates issued in connection with traditional Individual Retirement Accounts, you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Certificate’s value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account’s RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value as of 12/31 of any additional benefits that are provided under your Certificate (such as death and living benefits) will be added to the Certificate Value as of 12/31 in order to calculate the RMD amount. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the Certificate Value for RMD calculation purposes. First, if the only additional benefit provided under a Certificate is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 Certificate Value. Second, if (1) the Certificate provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Certificate’s additional benefits is no more than 20% of the 12/31 Certificate Value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 account balance. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, a death benefit and/or living benefit in your Certificate could cause your RMD amount to be higher than it would be without such a benefit.

Annuity Purchases by Nonresident Aliens

The discussion above provides general information regarding federal income tax consequences to annuity purchasers who are U.S. citizens or resident aliens.  Purchasers who are not U.S. citizens or are resident aliens will generally be subject to U.S. federal income tax and withholding on the income portion of annuity distributions at a 30% rate, unless a lower rate applies in a U.S. treaty with the purchaser’s country.  In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax professional regarding U.S., state, and foreign taxation with respect to an annuity purchase.

VARIABLE ACCOUNT VOTING PRIVILEGES

In accordance with our view of present applicable law, we will vote the shares of the Eligible Funds held in the Variable Account at regular and special meetings of the shareholders of the Eligible Funds in accordance with instructions received from persons having the voting interest in the Variable Account. We will vote shares for which we have not received instructions in the same proportion as we vote shares for which we have received instructions.

However, if the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Eligible Funds in our own right, we may elect to do so.

You have the voting interest under a Certificate prior to the Income Date. The number of shares held in each Sub-account that are attributable to you is determined by dividing your Variable Account Value in each Sub-account by the net asset value of the applicable share of the Eligible Fund. The payee has the voting interest after the Income Date under an annuity payment option. The number of shares held in the Variable Account which are attributable to each payee is determined by dividing the reserve for the annuity payments by the net asset value of one share. During the annuity payment period, the votes attributable to a payee decrease as the reserves underlying the payments decrease.

We will determine the number of shares in which a person has a voting interest as of the date established by the respective Eligible Fund for determining shareholders eligible to vote at the meeting of the Eligible Fund. We will solicit voting instructions in writing prior to such meeting in accordance with the procedures established by the Eligible Fund.

Each person having a voting interest in the Variable Account will receive periodic reports relating to the Eligible Fund(s) in which he or she has an interest, proxy material and a form with which to give such voting instructions.

REPORTS TO OWNERS

We will send you, by regular U.S. mail, confirmation of all purchase payments (including any interest credited), withdrawals, (including any withdrawal charges and federal taxes on withdrawals), minimum distributions, death benefit payments, and transfers (excluding dollar-cost averaging transfers).  Such confirmations will be sent within two business days after the transaction occurs.

In addition, within 5 business days after each calendar quarter, we will send you a statement showing your current Certificate Value, death benefit value, and investment allocation by asset class.  Each quarterly statement will detail transactions that occurred during the last quarter including purchase payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, interest credited on fixed accounts, and annual contract fees assessed.

We will also send you annual and semi-annual reports of the funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

SALES OF THE CERTIFICATES

Certificates are sold by licensed insurance agents ("the Selling Agents") in those states where the Certificates may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority ("FINRA") and who have entered into selling agreements with Sun Life (U.S.) and the principal underwriter, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon, our wholly-owned subsidiary, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA .

Sun Life (U.S.) (or its affiliate ) pays the Selling Broker-Dealers compensation for the promotion and sale of the Certificate. The Selling Agents who solicit sales of the Certificate typically receive a portion of the compensation paid by us to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Certificate Owner or the separate account. We intend to recoup this compensation through fees and charges imposed under the Certificate, and from profits on payments we receive for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions we may pay to Selling Broker-Dealers may vary depending on the selling agreement but it not expected to be more than 6.00% of purchase payments, and 0.25% annually, based on the Certificate Value of those payments. We may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount .

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.   This compensation may be significant and may be based on a percentage of purchase payments and/or a percentage of Certificate Value and/or may be a fixed dollar amount. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Company makes numerous forms of payments and engages in a variety of other activities that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments and other activities may be significantly greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, our payments and other activities described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling-Broker-Dealer for which he or she works, may receive in connection with your purchase of a Certificate.

We may sell Certificates with lower or no dealer compensation (1) to a person who is an officer, director, or employee of ours or an affiliate of ours or (2) to any Qualified Plan established for such a person. Such Certificates may be different from the Certificates sold to others in that (1) they are not subject to the deduction for the certificate maintenance charge, the asset-based distribution charge or the contingent deferred sales charge and (2) they have a mortality and expense risk charge of 0.35% per year.

We may sell Certificates with lower or no dealer compensation as part of an exchange program for other fixed ("Old FA") and variable ("Old VA") annuity contracts we previously issued. A Certificate issued in exchange for an Old VA that has a contingent deferred sales charge provision will be issued with an exchange endorsement. One effect of the endorsement is that we will not assess a contingent deferred sales charge under the Old VA at the time of the exchange.  We will calculate any contingent deferred sales charge assessed under the Certificate in relation to the initial purchase payment (i.e., the amount exchanged) based on the actual time of each purchase payment under the Old VA. The endorsement also provides that we will not refund the amount described in "Right to Revoke" if the Certificate is returned. Instead, we will return the Old VA to the owner and treat it as if no exchange had occurred.

Additionally, under an exchange program from an Old FA, we may offer to credit the initial purchase payment upon receipt with additional interest equal to 3% of the purchase payment. Interest credited represents an allowance for future deductions of the mortality and expense risk charge consistent with anticipated cost savings. Such interest will be allocated on a pro-rata basis to the Sub-accounts you select. You should consult a qualified tax professional on the tax consequences of receiving this additional interest. Please see "Right to Revoke" provision for information on the amount you would receive if you exercise that right.

Commissions may be waived or reduced in connection with certain transactions described in this prospectus. During 2005, 2006, and 2007 , approximately $947,149, $770,652, and $746,860 , respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Certificates.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account or the Principal Underwriter are a party. We are engaged in various kinds of routine litigation which, in our judgment, is not of material importance in relation to our total capital and surplus.

INQUIRIES BY CERTIFICATE OWNERS

You may write us with questions about your Certificate to Sun Life Assurance Company of Canada (U.S.), Client Service Department, P.O Box 9133, Wellesley Hills, MA 02481, or call (800) 367-3653.

TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION

Sun Life Assurance Company of Canada (U.S.)
Variable Annuity Benefits
Variable Annuity Payment Values
Re-Allocating Sub-account Payments
Safekeeping of Assets
Principal Underwriter
Independent Registered Public Accounting Firm
Investment Performance
Financial Statements

APPENDIX A
The Fixed Account (Also Known as the Modified Guaranteed Annuity Account)

Introduction

This appendix describes the Fixed Account option available under the Certificate.

Fixed Account Values are subject to a market value adjustment. The adjustment may result in an increase or decrease in amounts transferred and amounts paid to you or other payees (including withdrawals, surrenders, death benefits, and amounts applied to purchase annuity payments). However, a market value adjustment will not reduce the interest rate applied to amounts you allocate to a Guarantee Period to less than 3% per year. Payments made from Fixed Account Values at the end of a Guarantee Period are not subject to the market value adjustment.

Any purchase payments you allocate to the Fixed Account option become part of our general account. Because of provisions in the securities laws, our general account, including the Fixed Account, is not subject to regulation under the Securities Act of 1933 or the Investment Company Act of 1940. The Securities and Exchange Commission has not reviewed the disclosure in the prospectus relating to the general account and the Fixed Account option.

Investments in the Fixed Account

We will allocate purchase payments to the Fixed Account according to your selection in the application. Your selection must specify the percentage of the purchase payment you want to allocate to each Guarantee Period. The percentage, if not zero, must be at least 5%. You may change the allocation percentages without any charges. You must make allocation changes in writing unless you have, in writing, authorized us to accept telephone allocation instructions. By authorizing us to accept telephone changes, you are agreeing to the conditions and procedures we establish from time to time. The current conditions and procedures are in Appendix B. We will notify you in advance of any changes.

Each Guarantee Period currently offered is available for initial and subsequent purchase payments and for transfers of Certificate Value. We currently offer Guarantee Periods of up to 7 years. We also currently offer a Guarantee Period of 1 year, which is only for use with the Dollar Cost Averaging Program. We may change at any time the number and/or length of Guarantee Periods we offer. You or your salesperson should call 1-800-426-3750 for information on the Guarantee Periods that are currently offered. If we no longer offer a particular Guarantee Period, the existing Fixed Account Value in that Guarantee Period will remain until the end of the period. At that time, you must select a different Guarantee Period.

Capital Protection Plus

We offer a capital protection plus program. Under this program, we allocate part of your purchase payment to the Guarantee Period you select. Currently, you may select the 7-year Guarantee Period. Based on the length of the period and the period’s interest rate, we determine how much of your purchase payment must be allocated to the Guarantee Period so that, at the end of the Guarantee Period, the allocated amount plus interest will be equal to your total purchase payment. We will allocate the rest of your purchase payment to the Sub-account(s) of the Variable Account based on your allocation instructions. If you surrender or transfer any part of the Fixed Account Value before the end of the guarantee period, the value at the end of that period will not equal your original purchase payment amount.

For example, assume you choose the 7-year Guarantee Period and we receive your purchase payment of $10,000 when the interest rate for the Guarantee Period is 6.75% per year. We will allocate $6,331 to that Guarantee Period, because $6,331 will increase at that interest rate to $10,000 after seven years. The remaining $3,669 of the payment will be allocated to the Sub-account(s) you selected.

Fixed Account Value

Fixed Account Value is equal to:

●	all purchase payments allocated or amounts transferred to the Fixed Account plus the interest credited on those payments or amounts transferred; less

●	any prior partial withdrawals or transfers from the Fixed Account, including any applicable charges.

Interest Credits

We credit interest daily. The interest we credit is based on an annual compound interest rate. It is credited to purchase payments allocated to the Fixed Account at rates we declare for Guarantee Periods of one or more years from the month and day of allocation. Any rate we set will be at least 3% per year.

Our interest crediting method may result in each of your Guarantee Periods being subject to different rates. For purposes of this section, we treat Variable Account Value transferred to the Fixed Account and Fixed Account Value renewed for or transferred to another Guarantee Period as a purchase payment allocation.

Application of Market Value Adjustment

No market value adjustment applies to Guarantee Periods of fewer than three years.

A market value adjustment applies to any Fixed Account Value surrendered, withdrawn, transferred, or applied to an Annuity Option from a Guarantee Period of three years or more, unless:

●	the transaction occurs at the end of the Guarantee Period, or

●	the Certificate is surrendered within 90 days of the date of death of the first Covered Person to die.

We apply the market value adjustment before we deduct any applicable contingent deferred sales charges or taxes.

If a market value adjustment applies to a surrender or the application to an Annuity Option, we will add or deduct any positive or negative market value adjustment amount, respectively, to your Certificate Value.

If a market value adjustment applies to either a partial withdrawal or a transfer, we will add or deduct any positive or negative market value adjustment, respectively, to the partial withdrawal or transfer amount after we have deducted the requested withdrawal or transfer amount from the Fixed Account Value. This means that the net amount may be more or less than the amount requested.

Effect of Market Value Adjustment

A market value adjustment reflects the change in prevailing current interest rates since the beginning of a Guarantee Period. The market value adjustment may be positive or negative. Any negative adjustment may be limited in amount (see "Market Value Adjustment Factor" below).

Generally, if the treasury rate (see "Treasury Rates" below) for your Guarantee Period is lower than the treasury rate for a new Guarantee Period with a length equal to the time remaining in your Guarantee Period, the market value adjustment will result in a reduction of the amount surrendered, withdrawn, transferred, or applied to an Annuity Option.

On the other hand, if the treasury rate for your Guarantee Period is higher than the treasury rate for a new Guarantee Period with a length equal to the time remaining in your Guarantee Period, then the market value adjustment will result in an increase in the amount surrendered, withdrawn, transferred, or applied to an Annuity Option.

Market Value Adjustment Factor

We compute the market value adjustment for each of your Guarantee Periods by multiplying the applicable amount surrendered, withdrawn, transferred, or applied to an Annuity Option, by the market value adjustment factor. The market value adjustment factor is calculated as the larger of formulas (a) and (b):

(a) [(1+a)/(1+b)](n/12)  -  1

where:

"a" is the treasury rate for the initial number of years in your Guarantee Period;

"b" is the treasury rate for a period equal to the time remaining (rounded up to the next whole number of 12-month periods) to the expiration of your Guarantee Period; and

"n" is the number of complete Guarantee Period Months remaining before the expiration of your Guarantee Period.

(b) [(1.03)/(1+i)](y+d/#)  -  1

where:

"i"	is the guaranteed interest rate for your Guarantee Period;

"y"	is the number of complete 12-month periods that have elapsed in your guarantee period;

"d"	is the number of calendar days since the end of the last complete 12-month period in your Guarantee Period or, if "y" is zero, the number of calendar days since the start of your Guarantee Period; and

"#"	is the number of calendar days in the current 12-month period of your Guarantee Period, which is generally 365 days.

As stated above, the formula (b) amount will apply only if it is greater than the formula (a) amount. This will occur only when the formula (a) amount is negative and the formula (b) amount is a smaller negative number. Under these conditions, formula a’s full (normal) negative market value adjustment will be limited to the extent that adjustment would decrease your Guarantee Period's Fixed Account Value below the following amount:

(i)	the amount allocated to your Guarantee Period; less
(ii)	any prior systematic or partial withdrawal amounts and amounts transferred; less
(iii)	interest on the above items (i) and (ii) credited annually at a rate of 3% per year.

Treasury Rates

The treasury rate for a Guarantee Period is the interest rate in the Treasury Constant Maturity Series, as published by the Federal Reserve Board, for a maturity equal to the number of years specified in "a" and "b" in formula (a) above. Weekly series are published at the beginning of the following week. The Determination Dates are the last business day before the first and fifteenth of each calendar month.

To determine the "a" treasury rate, we use the weekly series first published on or after the most recent Determination Date that occurs on or before the Start Date for the Guarantee Period. If the Start Date is the same as the Determination Date or the date of publication, or any date in between, we instead use the weekly series first published after the prior Determination Date. To determine the "b" treasury rate, we use the weekly series first published on or after the most recent Determination Date which occurs on or before the date on which the market value adjustment factor is calculated. If the calculation date is the same as the Determination Date or the date of publication, or any date in between, we will instead use the weekly series first published after the prior Determination Date.

If the number of years and/or 12-month periods specified in "a" or "b" is not equal to a maturity in the Treasury Constant Maturity Series, we determine the treasury rate by straight line interpolation between the interest rates of the next highest and next lowest maturities.

If the Treasury Constant Maturity Series becomes unavailable, we will adopt a comparable constant maturity index. If such a comparable index is not available, we will replicate calculation of the Treasury Constant Maturity Series Index based on U.S. Treasury Security coupon rates.

End of a Guarantee Period

We will notify you in writing at least 30 days prior to the end of each of your Guarantee Periods. At the end of your Guarantee Period, we will automatically transfer your Guarantee Period’s Fixed Account Value to the Columbia Money Market Sub-account unless we have received:

●	your election of a new Guarantee Period from among those we offer at that time; or

●	your instructions to transfer the ending Fixed Account Value to one or more Sub-accounts of the Variable Account.

You may not elect a new Guarantee Period longer than the number of years remaining until the Income Date.

Transfers of Fixed Account Value

You may transfer Fixed Account Value from one of your Guarantee Periods to another or to one or more Sub-accounts of the Variable Account subject to any applicable market value adjustment. If the Fixed Account Value represents multiple Guarantee Periods, your transfer request must specify from which values you want the transfer made.

The Certificate allows us to limit the number of transfers you may make in a specified time period. Currently, we generally limit Variable Account and Fixed Account transfers to one transfer every 30 days with a $2,000,000 per transfer dollar limit. See "Transfer of Variable Account Value" and "Limitations on Transfers". These limitations will not apply to any transfer made at the end of a Guarantee Period. We will notify you prior to changing the current limitations.

You must request transfers in writing unless you have authorized us in writing to accept telephone transfer instructions from you or from a person acting on your behalf as an attorney-in-fact under a power of attorney. By authorizing us to accept telephone transfer instructions, you agree to the conditions and procedures we establish from time to time. The current conditions and procedures are in Appendix B. If you have authorized telephone transfers, you will be notified in advance of any changes. A person acting on your behalf as an attorney-in-fact under a power of attorney may request transfers in writing.

If we receive your transfer requests before 4:00 P.M. Eastern Time, which is the close of trading on the New York Stock Exchange, we will execute them at the close of business that day. Any requests we receive later, we will execute at the close of the next business day.

If you transfer 100% of a Guarantee Period's value and your current allocation for purchase payments includes that Guarantee Period, we will automatically change the allocation formula for future purchase payments unless you instruct otherwise. For example, if the allocation formula is 50% to the one-year Guarantee Period and 50% to Sub-account A and you transfer all Fixed Account Value to Sub-account A, we will change the allocation formula to 100% to Sub-account A.

APPENDIX B
Telephone Instructions

Telephone Transfers of Certificate Values

1. If there are Joint Certificate Owners, both must authorize us to accept telephone instructions but either Certificate Owner may give us telephone instructions.

2. All callers must identify themselves. We reserve the right to refuse to act upon any telephone instructions in cases where the caller has not sufficiently identified himself/herself to our satisfaction.

3. Neither we nor any person acting on our behalf shall be subject to any claim, loss, liability, cost or expense if we or such person acted in good faith upon a telephone instruction, including one that is unauthorized or fraudulent. However, we will employ reasonable procedures to confirm that a telephone instruction is genuine and, if we do not, we may be liable for losses due to an unauthorized or fraudulent instruction. You thus bear the risk that an unauthorized or fraudulent instruction we execute may cause your Certificate Value to be lower than it would be had we not executed the instruction.

4. We record all conversations with disclosure at the time of the call.

5. The application for the Certificate may allow you to create a power of attorney by authorizing another person to give telephone instructions. Unless prohibited by state law, we will treat such power as durable in nature and it shall not be affected by your subsequent incapacity, disability or incompetency. Either we or the authorized person may cease to honor the power by sending written notice to you at your last known address. Neither we nor any person acting on our behalf shall be subject to liability for any act executed in good faith reliance upon a power of attorney.

6. Telephone authorization shall continue in force until:

●	we receive your written revocation,

●	we discontinue the privilege, or

●	we receive written evidence that you have entered into a market timing or asset allocation agreement with an investment adviser or with a broker/dealer.

7. If we receive telephone transfer instructions at 800-367-3653 before the 4:00 P.M. Eastern Time close of trading on the New York Stock Exchange, they will be initiated that day based on the unit value prices calculated at the close of that day

8. You must make all transfers in accordance with the terms of the Certificate and current prospectus. If your transfer instructions are not in good order, we will not execute the transfer and will notify the caller within 48 hours.

9. If you transfer 100% of any Sub-account's value and the allocation formula for purchase payments includes that Sub-account, then we will change the allocation formula for future purchase payments accordingly unless we receive telephone instructions to the contrary. For example, if the allocation formula is 50% to Sub-account A and 50% to Sub-account B and you transfer all of Sub-account A's value to Sub-account B, we will change the allocation formula to 100% to Sub-account B unless you instruct us otherwise.

Telephone Changes to Purchase Payment Allocation Percentages

Numbers 1-6 above are applicable.

PART B

STATEMENT OF ADDITIONAL INFORMATION

GROUP AND INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
DEFERRED VARIABLE ANNUITY CONTRACT
ISSUED BY
KEYPORT VARIABLE ACCOUNT A
OF
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) ("Sun Life (U.S.)")

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Keyport Advisor variable annuity prospectus dated May 1, 2008 . The SAI is incorporated by reference into the prospectus. The prospectus is available, at no charge, by writing Sun Life (U.S.) at P.O. Box 9133, Wellesley Hills, MA 02481 or by calling (800) 367-3653.

TABLE OF CONTENTS

Sun Life Assurance Company of Canada (U.S.)
Variable Annuity Benefits
Variable Annuity Payment Values
Re-Allocating Sub-account Payments
Safekeeping of Assets
Principal Underwriter
Independent Registered Public Accounting Firm
Investment Performance
Financial Statements

The date of this statement of additional information is May 1, 2008 .

KA2008.SAI

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

Sun Life Financial Inc. ("Sun Life Financial"), a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life (U.S.). Sun Life Financial ultimately controls Sun Life (U.S.) through the following intervening companies: Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Global Investments, Inc .

VARIABLE ANNUITY BENEFITS

Variable Annuity Payment Values

For each variable payment option, we calculate separately each Sub-account's contribution to your periodic payments. Your total periodic payment equals: (a) the sum of the payment amounts determined for all of the Sub-accounts you have selected; less (b) the pro-rata amount of the annual Certificate Maintenance Charge.

The portion of your first payment based on your interest in a Sub-account will be determined by deducting any applicable Certificate Maintenance Charge and any applicable state premium taxes and then dividing the remaining value of your interest in that Sub-account by $1,000 and multiplying the result by the greater of: (a) the applicable factor from the Certificate's annuity table for the particular payment option and the assumed annual investment rate ("AIR") you have selected; or (b) the factor currently offered by Sun Life (U.S.)at the time annuity payments begin. This current factor may be based on the sex of the payee unless to do so would be prohibited by law. The effect of your choice of AIR on the initial and subsequent annuity payments is explained in "Variable Annuity Payment Values" in the prospectus and in the last paragraph of this section.

The number of Annuity Units for each Sub-account will be determined by dividing such first payment by the Sub-account Annuity Unit value for the Valuation Period that includes the date of the first payment.  The number of Annuity Units remains fixed for the annuity payment period.  Each Sub-account payment after the first one will be determined by multiplying (a) by (b), where: (a) is the number of Sub-account Annuity Units; and (b) is the Sub-account Annuity Unit value for the Valuation Period that includes the date of the particular payment.

Variable annuity payments will fluctuate in accordance with the investment results of the underlying Eligible Funds.  In order to determine how these fluctuations affect annuity payments, Sun Life (U.S.) uses an Annuity Unit value.  Each Sub-account has its own Annuity Units and value per Unit.  The Annuity Unit value applicable during any Valuation Period is determined at the end of such period.

When Eligible Fund shares were first purchased on behalf of the Variable Account, each Annuity Unit for each Sub-account was valued at a specified dollar amount. The Unit value for each Sub-account in any Valuation Period thereafter is determined by multiplying the value for the prior period by a net investment factor.  (See “Net Investment Factor” in the prospectus.)  This factor may be greater or less than 1.0; therefore, the Annuity Unit may increase or decrease from Valuation Period to Valuation Period.  For each AIR, Sun Life (U.S.) calculates a net investment factor for each Sub-account by dividing (a) by (b), where:

(a)	is equal to the net investment factor as defined in the prospectus without any deduction for the Distribution Charge defined in (c)(ii) of the net investment factor formula; and

(b)
is the assumed investment factor for the current Valuation Period. The assumed investment factor adjusts for the interest assumed in determining the first variable annuity payment.  Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the AIR.  The AIR for Annuity Units based on the Certificate's annuity tables is 6% per year (3% per year for Florida Certificates and 5% per year for Oregon and Texas Certificates). An AIR of 3% per year is also currently available upon Written Request.

With a particular AIR, payments after the first one will increase or decrease from month to month based on whether the actual annualized investment return of the selected Sub-account(s) (after deducting the Mortality and Expense Risk Charge) is better or worse than the assumed AIR percentage.  If a given amount of Sub-account value is applied to a particular payment option, the initial payment will be smaller if a 3% AIR is selected instead of a 6% AIR but, all other things being equal, the subsequent 3% AIR payments have the potential for increasing in amount by a larger percentage and for decreasing in amount by a smaller percentage.  For example, consider what would happen if the actual annualized investment return (see the first sentence of this paragraph) is 9%, 6%, 3%, or 0% between the time of the first and second payments.  With an actual 9% return, the 3% AIR and 6% AIR payments would both increase in amount but the 3% AIR payment would increase by a larger percentage.  With an actual 6% return, the 3% AIR payment would increase in amount while the 6% AIR payment would stay the same.  With an actual return of 3%, the 3% AIR payment would stay the same while the 6% AIR payment would decrease in amount.  Finally, with an actual return of 0%, the 3% AIR and 6% AIR payments would both decrease in amount but the 3% AIR payment would decrease by a smaller percentage.  Note that the changes in payment amounts described above are on a percentage basis and thus do not illustrate when, if ever, the 3% AIR payment amount might become larger than the 6% AIR payment amount.  Note though that if Option A (Income for a Fixed Number of Years) is selected and payments continue for the entire period, the 3% AIR payment amount will start out being smaller than the 6% AIR payment amount but eventually the 3% AIR payment amount will become larger than the 6% AIR payment amount.

Re-Allocating Sub-account Payments

The number of Annuity Units for each Sub-account under any variable annuity option will remain fixed during the entire annuity payment period unless the payee makes a written request for a change.  Currently, a payee can instruct Sun Life (U.S.)to change the Sub-account(s) used to determine the amount of the variable annuity payments unlimited times every 12 months.  The payee's request must specify the percentage of the annuity payment that is to be based on the investment performance of each Sub-account.  The percentage for each Sub-account, if not zero, must be at least 5% and must be a whole number.  At the end of the Valuation Period during which Sun Life (U.S.)receives the request, Sun Life (U.S.)will: (a) value the Annuity Units for each Sub-account to create a total annuity value; (b) apply the new percentages the payee has selected to this total value; and (c) recompute the number of Annuity Units for each Sub-account.  This new number of units will remain fixed for the remainder of the payment period unless the payee requests another change.

SAFEKEEPING OF ASSETS

Sun Life (U.S.) acts as custodian for, and is responsible for the safekeeping of, the assets of the Variable Account. Sun Life (U.S.) has responsibility for providing all administration of the Certificates and the Variable Account. This administration includes, but is not limited to, preparation of the Contracts and Certificates, maintenance of Certificates Owners' records, and all accounting, valuation, regulatory and reporting requirements.

PRINCIPAL UNDERWRITER

The Contract and Certificates, which are offered continuously, are distributed by Clarendon Insurance Agency, Inc. ("Clarendon"), a subsidiary of Sun Life (U.S.).

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated March 27, 2008, accompanying such financial statements expresses an unqualified opinion and includes an explanatory paragraph, referring to the adoption of the provisions of the Financial Accounting Standards Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No.109”), and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  Their office is located at 200 Berkeley Street, Boston, Massachusetts.

The financial statements of Keyport Variable Account A that are included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated April 18, 2008, accompanying the financial statements expresses an unqualified opinion) and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

INVESTMENT PERFORMANCE

The Variable Account may from time to time quote performance information concerning its various Sub-accounts. A Sub-account's performance may also be compared to the performance of Sub-accounts used with variable annuities offered by other insurance companies.  This comparative information may be expressed as a ranking prepared by Financial Planning Resources, Inc. of Miami, FL (The VARDS Report), Lipper Analytical Services, Inc., or by Morningstar, Inc. of Chicago, IL (Morningstar's Variable Annuity Performance Report), which are independent services that compare the performance of variable annuity Sub-accounts.  The rankings are done on the basis of changes in accumulation unit values over time and do not take into account any charges (such as distribution charges or administrative charges) that are deducted directly from Certificate values.

Ibbotson Associates of Chicago, IL provides historical returns from 1926 on capital markets in the United States.  The Variable Account may quote the performance of its Sub-accounts in conjunction with the long-term performance of capital markets in order to illustrate general long-term risk versus reward investment scenarios.  Capital markets tracked by Ibbotson Associates include common stocks, small company stocks, long-term corporate bonds, long-term government bonds, U.S. Treasury Bills, and the U.S. inflation rate. Historical total returns are determined by Ibbotson Associates for: Common Stocks, represented by the Standard and Poor's Composite Stock Price Index (an unmanaged weighted index of 90 stocks prior to March 1957 and 500 stocks thereafter of industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market); Small Company Stocks, represented by the fifth capitalization quintile (i.e., the ninth and tenth deciles) of stocks on the New York Stock Exchange for 1926-1981 and by the performance of the Dimensional Fund Advisors Small Company 9/10 (for ninth and tenth deciles) Fund thereafter; Long Term Corporate Bonds, represented beginning in 1969 by the Salomon Brothers Long-Term High-Grade Corporate Bond Index, which is an unmanaged index of nearly all Aaa and Aa rated bonds, represented for 1946-1968 by backdating the Salomon Brothers Index using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers in computing its Index, and represented for 1925-1945 through the use of the Standard and Poor's monthly High-Grade Corporate Composite yield data, assuming a 4% coupon and a 20-year maturity; Long-Term Government Bonds, measured each year using a portfolio containing one U.S. government bond with a term of approximately twenty years and a reasonably current coupon; U.S. Treasury Bills, measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the shortest-term bill having not less than one month to maturity; Inflation, measured by the Consumer Price Index for all Urban Consumers, not seasonably adjusted, since January, 1978 and by the Consumer Price Index before then.  The stock capital markets may be contrasted with the corporate bond and U.S. government securities capital markets.  Unlike an investment in stock, an investment in a bond that is held to maturity provides a fixed rate of return. Bonds have a senior priority to common stocks in the event the issuer is liquidated and interest on bonds is generally paid by the issuer before it makes any distributions to common stock owners.  Bonds rated in the two highest rating categories are considered high quality and present minimal risk of default.  An additional advantage of investing in U.S. government bonds and Treasury bills is that they are backed by the full faith and credit of the U.S. government and thus have virtually no risk of default.  Although government securities fluctuate in price, they are highly liquid.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Assurance Company of Canada (U.S.) are included herein. The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) are provided as relevant to its ability to meet its financial obligations under the Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF INCOME
(in thousands)
For the years ended December 31,

	2007	2006	2005

Revenues:
Premiums and annuity considerations	$110,616	$59,192	$51,982
Net investment income	1,098,592	1,206,081	1,112,529
Net derivative (loss) income	(193,124)	9,089	16,474
Net realized investment (losses) gains	(61,048)	(44,511)	16,925
Fee and other income	479,904	398,622	362,275
Subordinated notes early redemption premium	25,578	-	-

Total revenues	1,460,518	1,628,473	1,560,185

Benefits and expenses:
Interest credited	629,823	633,405	637,502
Interest expense	101,532	130,802	123,279
Policyowner benefits	229,485	156,970	187,013
Amortization of deferred acquisition costs and value of business acquired	189,121	399,182	243,821
Other operating expenses	283,815	231,434	196,543
Partnership capital securities early redemption payment	25,578	-	-

Total benefits and expenses	1,459,354	1,551,793	1,388,158

Income before income tax (benefit) expense, and minority interest	1,164	76,680	172,027

Income tax (benefit) expense:
Federal	(24,289)	(1,717)	40,091
State	431	105	(2)
Income tax (benefit) expense	(23,858)	(1,612)	40,089

Income before minority interest	25,022	78,292	131,938

Minority interest share of loss	-	-	(1,214)

Net income	$25,022	$78,292	$133,152

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED BALANCE SHEETS
(in thousands except per share data)

ASSETS	December 31, 2007	December 31, 2006
Investments
Available-for-sale fixed maturities at fair value (amortized cost of $11,848,397 and $13,623,450 in 2007 and 2006, respectively); fair value option elected for $16,584 in 2007	$11,503,230	$13,637,973
Trading fixed maturities at fair value (amortized cost of $3,938,088 and $3,838,732 in 2007 and 2006, respectively)	3,867,011	3,856,053
Subordinated note from affiliate held-to-maturity (fair value of $630,751 in 2006)	-	600,000
Mortgage loans	2,318,341	2,273,176
Derivative instruments – receivable	609,261	653,854
Limited partnerships	164,464	193,728
Real estate	201,777	186,891
Policy loans	712,633	709,626
Other invested assets	568,676	950,226
Cash and cash equivalents	1,169,701	578,080
Total investments and cash	21,115,094	23,639,607

Accrued investment income	290,363	291,218
Deferred policy acquisition costs	1,603,397	1,234,206
Value of business and customer renewals acquired	51,806	47,744
Net deferred tax asset	15,945	3,597
Goodwill	708,829	701,451
Receivable for investments sold	3,482	33,241
Reinsurance receivable	2,709,249	1,817,999
Other assets	311,999	153,230
Separate account assets	24,996,603	21,060,255

Total assets	$51,806,767	$48,982,548

LIABILITIES

Contractholder deposit funds and other policy liabilities	$18,262,569	$19,428,625
Future contract and policy benefits	823,588	750,112
Payable for investments purchased	199,210	218,465
Accrued expenses and taxes	123,065	144,695
Debt payable to affiliates	1,945,000	1,325,000
Partnership capital securities	-	607,826
Reinsurance payable to affiliate	1,691,884	1,605,626
Derivative instruments – payable	446,640	160,504
Other liabilities	888,061	1,178,086
Separate account liabilities	24,996,603	21,060,255

Total liabilities	49,376,620	46,479,194

Commitments and contingencies – Note 20

STOCKHOLDER’S EQUITY

Common stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding in 2007 and 2006	6,437	6,437
Additional paid-in capital	2,146,436	2,143,408
Accumulated other comprehensive (loss) income	(92,403)	14,030
Retained earnings	369,677	339,479

Total stockholder’s equity	2,430,147	2,503,354

Total liabilities and stockholder’s equity	$51,806,767	$48,982,548

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(in thousands)
For the years ended December 31,

	2007	2006	2005

Net income	$25,022	$78,292	$133,152

Other comprehensive loss:
Change in unrealized holding (losses) gains on available- for-sale securities, net of tax and policyholder amounts (1)	(119,775)	(46,229)	(79,814)
Change in pension and other postretirement plan adjustments, net of tax (2)	11,197	1,842	(1,842)
Reclassification adjustments of realized investment losses (gains) into net income (3)	2,145	40,673	(79,722)
Other comprehensive loss	(106,433)	(3,714)	(161,378)

Comprehensive (loss) income	$(81,411)	$74,578	$(28,226)

(1)	Net of tax benefit of $64.7 million, $25.5 million and $43.0 million for the years ended December 31, 2007, 2006 and 2005, respectively.
(2)	Net of tax (expense) benefit of $(6.0) million, $(0.2) million and $1.0 million for the years ended December 31, 2007, 2006 and 2005, respectively.
(3)	Net of tax (expense) benefit of $(1.2) million, $(21.9) million and $42.9 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
(in thousands)
For the years ended December 31,

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Stockholder’s Equity

Balance at December 31, 2004	$6,437	$2,131,888	$180,638	$628,035	$2,946,998

Net income	-	-	-	133,152	133,152
Dividends	-	-	-	(200,000)	(200,000)
Tax benefit from stock options	-	6,992	-	-	6,992
Other comprehensive loss	-	-	(161,378)	-	(161,378)

Balance at December 31, 2005	6,437	2,138,880	19,260	561,187	2,725,764

Adjustment to initially apply FASB Statement No. 158, net of tax			(1,516)		(1,516)
Net income	-	-	-	78,292	78,292
Dividends	-	-	-	(300,000)	(300,000)
Tax benefit from stock options	-	4,528	-	-	4,528
Other comprehensive loss	-	-	(3,714)	-	(3,714)

Balance at December 31, 2006	6,437	2,143,408	14,030	339,479	2,503,354

Cumulative effect of accounting changes, net of tax				5,176	5,176
Net income	-	-	-	25,022	25,022
Tax benefit from stock options	-	3,028			3,028
Other comprehensive loss	-	-	(106,433)	-	(106,433)

Balance at December 31, 2007	$6,437	$2,146,436	$(92,403)	$369,677	$2,430,147

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the years ended December 31,

	2007	2006	2005

Cash Flows From Operating Activities:
Net income from operations	$25,022	$78,292	$133,152
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Minority interest share of loss	-	-	(1,214)
Net amortization of premiums on investments	40,668	58,752	71,357
Amortization of deferred acquisition costs and value of business and customer renewals acquired	189,121	399,182	243,821
Depreciation and amortization	7,460	4,608	3,985
Net losses (gains) on derivatives	131,503	(11,853)	(77,025)
Net realized losses (gains) on available-for-sale investments	61,048	44,511	(16,925)
Changes in fair value of trading investments	88,398	(15,235)	80,324
Net realized gains on trading investments	(4,655)	(373)	(11,162)
Net change in unrealized and undistributed gains in private equity limited partnerships	(23,027)	(29,120)	(48,244)
Interest credited to contractholder deposits	629,823	633,405	637,502
Deferred federal income taxes	43,366	4,180	22,047
Changes in assets and liabilities:
Additions to deferred acquisition costs, value of business and customer renewals acquired	(379,941)	(262,895)	(261,917)
Accrued investment income	855	(29,711)	17,916
Net reinsurance receivable/payable	33,161	77,063	85,876
Future contract and policy benefits	66,550	(6,619)	25,123
Other, net	(134,356)	14,268	53,536
Purchases of trading fixed maturities, net of sales	(100,836)	(1,866,153)	(651,921)
Net cash provided by (used in) operating activities	674,160	(907,698)	306,231

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	4,252,780	5,872,190	5,685,008
Mortgage loans	355,146	248,264	117,438
Real estate	-	-	947
Net cash from disposition of subsidiary	-	-	17,040
Other invested assets	667,683	184,646	483,700
Redemption of subordinated note from affiliates	600,000	-	-
Purchases of:
Available-for-sale fixed maturities	(2,557,841)	(4,002,244)	(5,269,211)
Mortgage loans	(399,566)	(780,592)	(390,376)
Real estate	(19,439)	(20,619)	(6,648)
Other invested assets	(57,864)	(489,493)	(171,539)
Net change in other investments	(361,781)	399,514	(239,910)
Net change in policy loans	(3,007)	(7,857)	(5,464)
Net change in short-term investments	-	-	(4,576)
Early redemption premium	25,578	-	-

Net cash provided by investing activities	$2,501,689	$1,403,809	$216,409

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the years ended December 31,

	2007	2006	2005

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,924,784	$3,520,138	$2,720,141
Withdrawals from contractholder deposit funds	(4,533,405)	(3,690,351)	(3,404,468)
Repayments of debt	(980,000)	-	-
Debt proceeds	1,000,000	200,000	100,000
Dividends paid to stockholder	-	(300,000)	(150,600)
Early redemption payment	(25,578)	-	-
Other, net	29,971	4,528	6,992
Net cash used in financing activities	(2,584,228)	(265,685)	(727,935)

Net change in cash and cash equivalents	591,621	230,426	(205,295)

Cash and cash equivalents, beginning of year	578,080	347,654	552,949

Cash and cash equivalents, end of year	$1,169,701	$578,080	$347,654

Supplemental Cash Flow Information
Interest paid	$73,116	$130,686	$122,474
Income taxes paid	$43,287	$82,250	$16,857

Supplemental Schedule of non-cash investing and financing activities

Effective November 8, 2007, the Company’s subsidiary, Sun Life Financial (U.S.) Reinsurance Company (“Sun Life Vermont”), entered into a reinsurance agreement with Sun Life Assurance Company of Canada (“SLOC”), the Company’s affiliate, under which Sun Life Vermont assumed the risks of certain individual universal life insurance contracts issued and to be issued by SLOC.  This agreement is described more fully in Note 1 and Note 8.  As part of the transaction, the Sun Life Vermont assumed $553.7 million of contractholder deposits, future contract and policy benefits of $ 20.4 million, a funds withheld asset of $551.8 million, and a deferred loss of $22.3 million, all of which are considered non-cash items for purposes of the Company’s consolidated statement of cash flows.

The Company declared and paid to its direct parent, Sun Life of Canada (U.S.) Holdings, Inc., cash dividends of $300.0 million in 2006.  In 2005, the Company declared and paid a $200.0 million dividend to its direct parent, consisting of $150.6 million in cash and $49.4 million in notes. The Company did not pay any dividends to its direct parent in 2007.

On April 19, 2005, the Company sold its interest in a consolidated variable interest entity (“VIE”). As a result of the sale, bonds decreased by $42.5 million, short-term investments decreased by $28.5 million, investment income due and accrued decreased by $0.3 million, other invested assets decreased by $3.2 million, other liabilities decreased by $26.1 million, deferred tax liability decreased by $3.9 million, and notes payable decreased by $33.5 million.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the “Company”) and its subsidiaries are engaged in the sale of individual and group variable life insurance, individual universal life insurance, individual and group fixed and variable annuities, funding agreements, group life, group disability, group dental and group stop loss insurance.  These products are distributed through individual insurance agents, financial planners, insurance brokers and broker-dealers to both the tax-qualified and non-tax-qualified markets.  The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.  In addition, the Company’s wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York (“SLNY”), is authorized to transact business in the State of New York.

The Company is a stock life insurance company incorporated under the laws of Delaware.  The Company is a direct wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. (the "Parent").  The Company is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. ("SLC - U.S. Ops Holdings") and is an indirect wholly-owned subsidiary of Sun Life Financial Inc. ("SLF"), a reporting company under the Securities Exchange Act of 1934.  SLF and its subsidiaries are collectively referred to herein as "Sun Life Financial."

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for stock life insurance companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries.  As of December 31, 2007, the Company directly or indirectly owned all of the outstanding shares or members interest of SLNY, which issues individual fixed and variable annuity contracts, group life, group disability, group dental and stop loss insurance, and individual life insurance in New York; Independence Life and Annuity Company (“INDY”), a Rhode Island life insurance company that sold variable and whole life insurance products; Sun Life Vermont, a Vermont special purpose financial captive insurance company; Clarendon Insurance Agency, Inc., a registered broker-dealer; Sun Life of Canada (U.S.) SPE 97-I, Inc., organized for the purpose of engaging in activities incidental to securitizing mortgage loans; SLF Private Placement Investment Company I, LLC; Sun Parkaire Landing LLC; 7101 France Avenue Manager, LLC; Sun MetroNorth, LLC; and SLNY Private Placement Investment Company I, LLC.

On October 31, 2007, the Company subscribed for $250,000 worth of shares of, and contributed $150 million of paid-in capital to, a newly formed wholly-owned subsidiary, Sun Life Vermont.  Effective November 8, 2007, Sun Life Vermont entered into a reinsurance agreement with Sun Life Assurance Company of Canada (“SLOC”), an affiliate of the Company, under which the Sun Life Vermont has assumed the risks of certain individual universal life insurance (“UL”) policies issued, and to be issued, by SLOC.  This agreement is described more fully in Note 8.  A long-term financing arrangement has been established with a financial institution (the "Lender") that will enable Sun Life Vermont to fund a portion of its obligations under the reinsurance agreement with SLOC.  Under this arrangement, Sun Life Vermont issued a $1 billion variable principal, floating rate surplus note (the “Surplus Note”) to a special-purpose entity, Structured Asset Repackage Company, 2007-SUNAXXX LLC (“SUNAXXX”) affiliated with the Lender.  Pursuant to an agreement between the Lender and SLC – U.S. Ops Holdings, SLC – U.S. Ops Holdings bears the ultimate obligation to repay the Lender and, as such, has consolidated SUNAXXX in accordance with Financial Accounting Standards Board (“FASB”) Interpretation No. 46, "Consolidation of Variable Interest Entities, an interpretation of ARB No. 51 (Revised December 2003)" (“FIN 46(R)”).

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION (continued)

Effective September 27, 2007, the Company dissolved Sun life of Canada (U.S.) Holdings General Partner, LLC (the “General Partner”).  The General Partner was the sole general partner in Sun Life of Canada (U.S.) Limited Partnership (the “Partnership”) and, as a result, the Partnership had been consolidated with the results of the Company.  The Partnership was organized to purchase subordinated debentures issued by the Parent and to issue partnership capital securities to an affiliated business trust, Sun Life of Canada (U.S.) Capital Trust I (the “Capital Trust”).  Effective May 6, 2007, the Parent redeemed $600 million of 8.526% subordinated debentures issued to the Partnership and paid the Partnership an early redemption premium of $25.6 million.  Also effective May 6, 2007, the Partnership redeemed $600 million of the 8.526% partnership capital securities issued to the Capital Trust and paid a premium of $25.6 million to the Capital Trust.  The redemption had no impact on the Company’s net income.  The Partnership was cancelled effective September 27, 2007.

Effective May 31, 2007, Sun Life Financial completed its acquisition of Genworth Financial, Inc.'s (“Genworth’s”) Employee Benefits Group business ("EBG").  Also effective May 31, 2007, SLNY entered into a series of agreements with Sun Life and Health Insurance Company (U.S.) (“SLHIC”), one of the acquired companies (formerly named Genworth Life and Health Insurance Company), through which the New York issued business of SLHIC was transferred to SLNY.  These agreements include a 100% coinsurance agreement for all existing and future new business issued in New York, a renewal rights agreement under which SLNY has exclusive rights to renew in-force business assumed under the reinsurance agreement and an administrative service agreement under which SLNY has agreed to assume direct responsibility for all sales and administration of existing and new business issued in New York (collectively, “the SLHIC to SLNY asset transfer”).  These agreements, in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 141, “Business Combinations,” were treated as a transfer of net assets between entities under common control. SLNY paid $40 million of total consideration to SLHIC.  SLHIC transferred assets at carrying value of approximately $72 million, including $38.9 million of goodwill and other intangibles, as well as policyholder and other liabilities of approximately $32 million to SLNY.  The Group Protection Segment of the Company reflects a significant increase in business as a result of these agreements. These agreements have allowed the Company to expand its product offerings to include group dental insurance.

On September 6, 2006, the Company entered into an agreement with Credit and Repackaged Securities Limited Series 2006-10 Trust (the "CARS Trust"), whereby the Company is the sole beneficiary of the CARS Trust.  As of December 31, 2007, total assets and liabilities of the CARS Trust were $57.7 million and $7.9 million, respectively. As the sole beneficiary of the CARS Trust, the Company is required to consolidate this trust under the requirements of FIN 46(R).  Accordingly, the assets and liabilities of the CARS Trust are included in the Company’s consolidated financial statements.  As of December 31, 2007, the Company recorded in its consolidated balance sheets $53.8 million of trading fixed maturities, $2.9 million of deferred tax, $1.0 million of accrued investment income and $7.9 million of liabilities relating to a total return swap.  As of December 31, 2006, the Company recorded in its consolidated balance sheets $55.3 million of trading fixed maturities, $1.2 million of accrued investment income and $1.7 million of liabilities.

On April 19, 2005, the Company sold its interest in a consolidated variable interest entity (“VIE”) and recognized a gain of $6.1 million.  The Company received net cash proceeds of $17.0 million and reduced consolidated assets and liabilities by $74.5 million and $63.6 million, respectively. The Company’s net income for the year ended December 31, 2005 included a net loss of $0.8 million related to this VIE.

The Company had a greater than or equal to 20%, but less than 50%, interest in fourteen VIEs at December 31, 2007.  The Company is a creditor in seven trusts, three limited liability companies, two limited partnership and two special-purpose entities that were used to finance commercial mortgages, and franchise receivables and equipment used in utility generation.  The Company’s maximum exposure to loss related to all of these VIEs is the investments’ carrying value, which was $88.4 million and $30.1 million at December 31, 2007 and 2006, respectively.  The investments in these VIEs mature between March 2007 and September 2029.  As the Company will not absorb a majority of the VIEs’ expected losses or receive a majority of the expected returns, the Company is not required to consolidate these VIEs, in accordance with FIN 46.  See Note 4 for additional information with respect to leveraged leases which is not included above.

All intercompany transactions have been eliminated in consolidation.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  The most significant estimates are those used in determining the fair value of financial instruments, goodwill, DAC, VOBA, the liabilities for future contract and policyholder benefits and other-than-temporary impairments of investments.  Actual results could differ from those estimates.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, fixed maturity investments, mortgage loans, equity securities, derivative financial instruments, debt, loan commitments and financial guarantees.  These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation.  The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents primarily include cash, commercial paper, money market investments and short-term bank participations.  All such investments have maturities of three months or less when purchased and are considered cash equivalents for purposes of reporting cash flows.

INVESTMENTS

The Company accounts for its investments in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities."  At the time of purchase, fixed maturity securities are classified based on the Company's intent as either held-to-maturity, trading or available-for-sale.  In order for a security to be classified as held-to-maturity, the Company must have positive intent and ability to hold the security to maturity.  Securities held-to-maturity are stated at cost, adjusted for amortization of premiums and accretion of discounts.  Securities that are bought and held principally for the purpose of selling them in the near term are classified as trading.  Trading securities are carried at aggregate fair value with changes in market value reported as a component of net investment income.  Securities that do not meet the held-to-maturity or trading criterion are classified as available-for-sale.  Included with available-for-sale fixed maturities are mortgage backed securities in the To Be Announced ("TBA") form.  The Company records TBA purchases on the trade date and the corresponding payable is recorded as an outstanding liability in payable for investments purchased until the settlement date of the transaction.  Available-for-sale securities are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

The Company determines the fair value of its publicly traded fixed maturities using four primary pricing methods: third-party pricing services, independent dealer quotes, pricing matrices, and pricing models.  Prices are first sought from third party pricing services; the remaining unpriced securities are priced using one of the remaining three methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing matrices and models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (continued)

Structured securities, such as collateralized mortgage obligations (“CMO”), commercial mortgage-backed securities (“CMBS”), and asset-backed securities (“ABS”), are priced using a matrix, fair value model or independent broker quotations.  CMBS securities, which are a subset of the Company's CMO holdings, are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Other CMOs and ABS are priced using matrices, models or independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, mortgage-backed securities (“MBS”), CMBS, and CMOs.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately placed fixed maturities, fair values are estimated using matrices, which take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately placed fixed maturities are also priced using market prices or dealer quotes.  The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The Company’s ability to liquidate positions in privately placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively traded market.  Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

The Company performs a monthly analysis on the prices received from third parties to assess if the prices represent a reasonable estimate of the fair value.  The process is both quantitative and qualitative and includes back testing of recent trades, review of key assumptions such as spreads, duration, credit rating, and on-going review of third-party pricing services methodologies.  In the event that a more appropriate fair value is justified, the price received from a third-party pricing services is adjusted accordingly.  The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties using inputs, including estimates and assumptions, a market participant would utilize.

The Company's accounting policy for impairment requires recognition of an other-than-temporary impairment write-down on a security if it is determined that the Company anticipates that it will be unable to recover all amounts due under the contractual obligations of the security.  Additionally, in the event that securities that are expected to be sold before the fair value of the security recovers to amortized cost, an other-than-temporary impairment charge is also taken.

Some structured securities, typically those rated single A or below, are subject to Emerging Issues Task Force Issue No.  99-20, “Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continued to Be Held by a Transferor in Securitized Financial Assets” (“EITF 99-20”).  EITF 99-20 requires the Company to periodically update its best estimate of cash flows over the life of the security.  In the event that the present value of the estimated cash flows is less than amortized cost, an other-than-temporary impairment charge is recorded.  Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (continued)

Impairments are classified as either credit-related or interest-related.  The Company categorizes impairments as credit-related if it anticipates the issuers will be unable to pay all principal and interest amounts due, according to the contractual terms of the security or if the decline in fair value of the security is driven by issuer-specific credit events.  The Company characterizes impairments as interest-related if the depression in fair value of the security was due to changes in interest or general credit spread widening and for which the Company has determined it no longer has the intent or ability to hold a security until recovery to amortized cost.  Once an other than temporary impairment charge has been recorded, the Company continues to review the other-than-temporarily impaired securities for additional impairment.  The net realized loss is recorded in the income statement as the difference between the fair value and the amortized cost of the security.

The Company incurred realized losses totaling $68.1 million, $6.3 million and 29.7, for the years ended December 31, 2007, 2006 and 2005, respectively, for other-than-temporary impairments.  Of the $68.1 million in realized losses for other-than-temporary impairments for the year ended December 31, 2007, $16.1 million was due to a change in the Company’s intent to hold the securities to recovery of fair value, up to amortized cost.  The remaining $52 million of realized losses were credit-related.

The Company discontinues the accrual of income on its holdings for issuers that are in default.  Investment income would not have materially increased for the year ended December 31, 2007 and 2006 if these holdings were performing.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses.  Mortgage loans acquired at a premium or discount are carried at amortized values net of provisions for estimated losses.  Mortgage loans, which include primarily commercial first mortgages, are diversified by property type and geographic area throughout the United States.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.

A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan.  Measurement of impairment is based on the lower of the present value of expected future cash flows discounted at the loan's effective interest rate, or on the loan's observable market price.  A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount.  Loans are also charged against the allowance when determined to be uncollectible.  The allowance is based on a continuing review of the loan portfolio, past loss experience, and current economic conditions, which may affect the borrower's ability to pay.  While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in making the evaluation.

Real estate investments are held for the production of income or are held for sale.  Real estate investments held for the production of income are carried at the lower of cost adjusted for accumulated depreciation or fair value.  Depreciation of buildings and improvements is calculated using the straight line method over the estimated useful life of the property, generally 40 to 50 years.  Real estate investments held for sale are primarily acquired through foreclosure of mortgage loans.  The cost of real estate that has been acquired through foreclosure is the estimated fair value less estimated costs to dispose at the time of foreclosure.  Real estate investments are diversified by property type and geographic area throughout the United States.

Policy loans are carried at the amount of outstanding principal balance.  Policy loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Investments in private equity limited partnerships are accounted for by the equity method of accounting.

The Company uses derivative financial instruments including swaps, options, and futures as a means of hedging exposure to interest rate, currency and equity price risk.  Derivatives are carried at fair value and changes in fair value are recorded as a component of derivative income.

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method.  When an impairment of a specific available-for-sale investment is determined to be other-than-temporary, a realized investment loss is recorded.  Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Interest income is recorded on the accrual basis. Investments are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful.  When an investment is placed in non-accrual status, all interest accrued is reversed against current period interest income.  Interest accruals are resumed on such investments only when the investments have performed on a sustained basis for a reasonable period of time and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting and other costs, which vary with and are primarily related to the production of new business.  Acquisition costs related to investment-type contracts, primarily deferred annuity and guaranteed investment contracts (“GICs”), and universal and variable life products are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts.  Estimated gross profits are composed of net investment income, net realized investment gains and losses, life and variable annuity fees, surrender charges, interest credited, policyholder benefits and direct variable administrative expenses.  DAC amortization is reviewed regularly and adjusted, as appropriate, retrospectively when the Company records actual profits and revises its estimate of future gross profits to be realized from this group of products, including realized gains and losses from investments.

Although recovery of DAC is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of DAC considered recoverable, however, could be reduced in the near term if the future estimates of gross profits are reduced.

DAC is also adjusted for amounts relating to unrealized investment gains and losses.  This adjustment, net of tax, is included with unrealized investment gains or losses that are recorded in accumulated other comprehensive (loss) income. DAC was increased by $189.8 million and $6.9 million at December 31, 2007 and 2006, respectively, to reflect unrealized losses.

VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

Value of business acquired (“VOBA”) represents the actuarially-determined present value of projected future gross profits from policies in force at the date of their acquisition.  This amount is amortized in proportion to the projected emergence of profits or premium income over the estimated life of the purchased block of business.

VOBA is also adjusted for amounts relating to unrealized investment gains and losses.  This adjustment, net of tax, is included with unrealized investment gains or losses that are recorded in accumulated other comprehensive (loss) income.  The Company’s VOBA was not adjusted for amounts relating to unrealized investment gains and losses for the year ended December 31, 2007.  VOBA was increased by $0.5 million at December 31, 2006 to account for unrealized investment losses.

The value of customer renewals acquired represents the actuarially determined present value of projected future profits arising from the existing in-force business at the date of acquisition to the next policy renewal date.  This amount is amortized in proportion to the projected premium income over the period from the first renewal date to the end of the projected life of the policies and, as such, is not adjusted for amounts relating to unrealized investment gains and losses.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GOODWILL

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the Company’s acquisitions of Keyport on November 1, 2001 and the allocation of goodwill to SLNY, based on a reinsurance agreement with SLHIC, effective May 31, 2007.  Goodwill obtained in connection with the purchase of Keyport is allocated to the Wealth Management Segment.  Goodwill obtained through the reinsurance agreement with SLHIC is allocated to the Group Segment in the Company’s subsidiary, SLNY.  In accordance with SFAS No. 142, “Goodwill and Other Intangible Assets,” goodwill is tested for impairment on an annual basis.  The Company completed the required impairment tests of goodwill and indefinite-lived intangible assets during the second quarter of 2007 and concluded that these assets were not impaired.

OTHER ASSETS

Property, equipment, leasehold improvements and capitalized software costs that are included in other assets are stated at cost, less accumulated depreciation and amortization.  Depreciation and amortization are calculated using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years.

Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.  Intangible assets are also included in other assets.

Intangible assets, which are recorded in other assets, consist of state insurance licenses that are not subject to amortization, product rights that have a weighted-average useful life of 7 years, and the value of distribution, which was transferred to SLNY from SLHIC.  The value of distribution represents the present value of projected future profits arising from sales of new business by brokers with whom SLHIC had an existing distribution relationship contract.  This amount is amortized on a straight-line basis over 25 years, representing the period over which the Company expects to earn premiums from new sales stemming from the added distribution capacity.

POLICY LIABILITIES AND ACCRUALS

Future contract and policy benefit liabilities include amounts reserved for future policy benefits payable upon contingent events as well as liabilities for unpaid claims due as of the statement date.  Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force.

Policy reserves for annuity contracts include liabilities held for group pension and payout annuity payments and liabilities held for product guarantees on variable annuity products, such as guaranteed minimum death benefits.  Reserves for pension and payout annuity contracts are calculated using the best-estimate interest and decrement assumptions that were set at the time that loss recognition testing resulted in additional reserves.  The Company periodically reviews its policies for loss recognition based upon management’s best estimates.  From time to time the Company may recognize a loss on certain lines of business.  For the year ended December 31, 2007 additional reserves of $31.4 million were recorded as a reduction to income and additional reserves of $7.5 million were recorded as a component of other comprehensive loss.  Reserves for guaranteed minimum death benefits and guaranteed minimum income benefits are calculated according to the methodology of AICPA Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"), whereby the expected benefits provided by the guarantees are spread over the duration of the contract in proportion to the benefit assessments.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY LIABILITIES AND ACCRUALS (continued)

Policy reserves for universal life contracts are held for benefit coverages that are not fully provided for in the policy account value.  These include rider coverages, conversions from group policies, and benefits provided under market conduct settlements.

Policy reserves for group life and health contracts are calculated using standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company’s earned investment yield and the morbidity and mortality tables used are standard industry tables modified to reflect the Company’s actual experience when appropriate.  In particular, for the Company’s group known claim reserves, the mortality and morbidity tables for the early durations of claims are based exclusively on the Company’s experience, incorporating factors such as age at disability, sex and elimination period.  These reserves are computed at amounts that, with interest compounded annually at assumed rates, are expected to meet the Company’s future obligations.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported.  The amount reported is based upon historical experience, adjusted for trends and current circumstances.  Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.  Revisions of these estimates are included in operations in the year such refinements are made.
Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities, single premium whole life policies ("SPWL"), GICs and funding agreements.  The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments, partial withdrawals and surrenders.  The liabilities are not reduced by surrender charges.

REVENUE AND EXPENSES

Premiums for traditional individual life products are considered earned revenue when due. Premiums related to group life, group stop loss, group dental and group disability insurance are recognized as earned revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums. Revenue from universal life-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and to spread income recognition over the expected life of the policy.  For universal life-type and investment-type contracts, expenses include interest credited to policyholders’ accounts and death benefits in excess of account values, which are recognized as incurred.

Fees from investment advisory services are recognized as revenues when the services are provided.

INCOME TAXES

For the years ended December 31, 2007, 2006 and 2005, the Company participated in a consolidated federal income tax return with SLC – U.S. Ops Holdings and other affiliates.  For the years ended December 31, 2006 and 2005, the Company’s subsidiaries INDY and SLNY filed stand-alone federal income tax returns.  INDY, SLNY and Sun Life Vermont, a new subsidiary, will be included as part of the consolidated federal income tax return for the year ended December 31, 2007.

Deferred income taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by SFAS No. 109, “Accounting for Income Taxes.”  These differences primarily result from policy reserves, policy acquisition expenses and unrealized gains or losses on investments.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SEPARATE ACCOUNTS

The Company has established separate accounts applicable to various classes of contracts providing variable benefits.  Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts.  Investment income and changes in mutual fund asset values are allocated to policyholders and therefore do not affect the operating results of the Company.  Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder.  The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts.  The activity of the separate accounts is not reflected in the consolidated financial statements except for:  (1) the fees the Company receives, which are assessed periodically and recognized as revenue when assessed; and (2) the activity related to the guaranteed minimum death benefit ("GMDB"), guaranteed minimum income benefit ("GMIB"), guaranteed minimum accumulation benefit ("GMAB") and guaranteed minimum withdrawal benefit ("GMWB") which is reflected in the Company’s consolidated financial statements and accompanying notes.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

In June 2006, the FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109" ("FIN 48"), which became effective for fiscal years beginning after December 15, 2006.  FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition.  The Company adopted FIN 48 on January 1, 2007, and recognized a decrease of $5.2 million in the liability for unrecognized tax benefits (“UTBs”) and related net interest, and an offsetting increase in its January 1, 2007 balance of retained earnings.

In March 2006, the FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets," an amendment to SFAS No. 140.  SFAS No. 156 requires all separately recognized servicing assets and liabilities to be initially measured at fair value and permits entities to choose to either subsequently measure servicing rights at fair value and report changes in fair value in earnings, or amortize servicing rights in proportion to, and over the estimated net servicing income or loss, and assess the rights for impairment or the need for an increased obligation.  The option to subsequently measure servicing rights at fair value allows entities which utilize derivative instruments to hedge their servicing rights to account for such hedging relationships at fair value and avoid the complications of hedge accounting under SFAS No. 133.  SFAS No. 156 was effective for fiscal years beginning after September 15, 2006.  The adoption of this statement did not have a material impact on the Company’s financial position or results of operations.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140.”  This statement amended SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," and resolved issues addressed in SFAS No. 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets."  The Company began applying SFAS No. 155 to all financial instruments acquired, issued or subject to a remeasurement event beginning January 1, 2007.  The Company elected the fair value option for $16.6 million of available-for-sale securities during the year ended December 31, 2007.  The election did not have a material impact on the Company’s results of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

New and Adopted Accounting Pronouncements (continued)

In September 2005, the American Institute of Certified Public Accountants (the "AICPA") issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1").  SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts.  The adoption of SOP 05-1 on January 1, 2007 did not have a material impact on the Company’s consolidated financial condition and results of operations.

Accounting Standards Not Yet Adopted

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” which permits entities to choose to measure many financial instruments and certain other items at fair value (“FV option”).  The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reporting earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions.  SFAS No. 159 is effective for fiscal years beginning after November 15, 2007 and all interim periods within those fiscal years.

As of January 1, 2008, the Company has adopted the FV option for all available-for-sale fixed maturity securities attributable to certain life, health and annuity products.  At December 31, 2007 such available-for-sale securities had a market value of $10.7 billion and an amortized cost of $11.1 billion.  The adoption of the FV option does not relieve the Company from its obligation to monitor those available-for-sale securities that are in an unrealized loss position at December 31, 2007, which the Company will do through its current portfolio monitoring process.

The FV option adoption will result in a cumulative-effect adjustment to the opening balance of retained earnings, accumulated other comprehensive income, DAC, VOBA, deferred tax asset and certain other liabilities.  The Company is currently assessing the impact of the effects of this adoption.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements,” which defines fair value, establishes a framework for measuring fair value under GAAP, and expands disclosures about fair value measurements, but does not change existing guidance as to whether or not an instrument is carried at fair value.

SFAS No. 157 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants.  The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (i.e., Level 1, 2 and 3).  Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.  Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.  Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability.  SFAS No. 157 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.  Quantitative and qualitative disclosures will focus on the inputs used to measure fair value for both recurring and non-recurring fair value measurements and the effects of the measurements in the financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

Accounting Standards Not Yet Adopted (continued)

The provisions of SFAS No. 157 are effective for fiscal years beginning after November 15, 2007, and are to be applied prospectively, except for changes in fair value measurements that result from the initial application of SFAS No. 157, which are to be recorded as an adjustment to opening retained earnings in the year of adoption.  Effective January 1, 2008, the Company adopted SFAS No. 157 and applied the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value. In addition to new disclosure requirements, the adoption of SFAS No. 157 changes the valuation of embedded derivatives associated with annuity contracts. The change in valuation of embedded derivatives associated with annuity contracts results from the incorporation of risk margins and the Company’s own credit standing in their valuation and changes to assumptions regarding policyholder lapses.  The Company is currently assessing the impact of SFAS No. 157 on its consolidated financial statements.

In December 2007, the FASB issued SFAS No. 141 (revised 2007), “Business Combinations” (“SFAS No. 141(R)”). This statement replaces SFAS No. 141 and establishes the principles and requirements for how the acquirer in a business combination: (a) measures and recognizes the identifiable assets acquired, liabilities assumed, and any noncontrolling interests in the acquired entity, (b) measures and recognizes positive goodwill acquired or a gain from bargain purchase (negative goodwill), and (c) determines the disclosure information that is useful to users of financial statements in evaluating the nature and financial effects of the business combination. Some of the significant changes to the existing accounting guidance on business combinations made by SFAS No. 141(R) include the following:

•
Most of the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the acquired entity shall be measured at their acquisition-date fair values rather than SFAS No. 141’s requirement to allocate the cost of an acquisition to individual assets acquired and liabilities assumed based on their estimated fair values;

•	Acquisition-related costs incurred by the acquirer shall be expensed in the periods in which the costs are incurred rather than included in the cost of the acquired entity;

•
Goodwill shall be measured as the excess of the consideration transferred, including the fair value of any contingent consideration, plus the fair value of any noncontrolling interest in the acquired entity, over the fair values of the acquired identifiable net assets, rather than measured as the excess of the cost of the acquired entity over the estimated fair values of the acquired identifiable net assets;

•
Contractual pre-acquisition contingencies are to be recognized at their acquisition date fair values and noncontractual pre-acquisition contingencies are to be recognized at their acquisition date fair values only if it is more likely than not that the contingency gives rise to an asset or liability, whereas SFAS No. 141 generally permits the deferred recognition of pre-acquisition contingencies until the recognition criteria of SFAS No. 5, “Accounting for Contingencies” are met; and

•	Contingent consideration shall be recognized at the acquisition date rather than when the contingency is resolved and consideration is issued or becomes issuable.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

Accounting Standards Not Yet Adopted

SFAS No. 141(R) is effective for and shall be applied prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with earlier adoption prohibited. Assets and liabilities that arose from business combinations with acquisition dates prior to the SFAS No. 141(R) effective date shall not be adjusted upon adoption of SFAS No. 141(R) with certain exceptions for acquired deferred tax assets and acquired income tax positions. The Company expects to adopt SFAS No. 141(R) on January 1, 2009, and has not yet determined the effect of SFAS No. 141(R) on its consolidated financial statements.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements.”  This statement amends Accounting Research Bulletin No. 51, “Consolidated Financial Statements” (“ARB 51”). Noncontrolling interest refers to the minority interest portion of the equity of a subsidiary that is not attributable directly or indirectly to a parent. SFAS No. 160 establishes accounting and reporting standards that require for-profit entities that prepare consolidated financial statements to: (a) present noncontrolling interests as a component of equity, separate from the parent’s equity, (b) separately present the amount of consolidated net income attributable to noncontrolling interests in the income statement, (c) consistently account for changes in a parent’s ownership interests in a subsidiary in which the parent entity has a controlling financial interest as equity transactions, (d) require an entity to measure at fair value its remaining interest in a subsidiary that is deconsolidated, (e) require an entity to provide sufficient disclosures that identify and clearly distinguish between interests of the parent and interests of noncontrolling owners. SFAS No. 160 applies to all for-profit entities that prepare consolidated financial statements, and affects those for-profit entities that have outstanding noncontrolling interests in one or more subsidiaries or that deconsolidate a subsidiary. SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 with earlier adoption prohibited. The Company expects to adopt SFAS No. 160 on January 1, 2009 and has not yet determined the effect of SFAS No. 160 on its consolidated financial statements.

In June 2007, the AICPA issued Statement of Position 07-1, “Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies” (“SOP 07-1”).  SOP 07-1 provides guidance for determining whether an entity is within the scope of the AICPA Audit and Accounting Guide Investment Companies (“the Guide”).  This statement also addresses whether the specialized industry accounting principles of the Guide should be retained by a parent company in consolidation or by an investor that has the ability to exercise significant influence over the investment company and applies the equity method of accounting to its investment in the entity.  In addition, SOP 07-1 includes certain disclosure requirements for parent companies and equity method investors in investment companies that retain investment company accounting in the parent company’s consolidated financial statements or the financial statements of an equity method investor.  SOP 07-1 is effective for fiscal years beginning on or after December 15, 2007, with earlier application encouraged; however, in November 2007, the FASB decided to (1) delay indefinitely the effective date and (2) prohibit adoption by an entity that has not early adopted SOP 07-1.  The Company did not early adopt SOP 07-1.  SOP 07-1 as currently issued is not expected to have an impact on the Company’s consolidated financial condition or results of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

2. MERGERS, ACQUISITIONS AND DISPOSITIONS

Effective September 27, 2007, the Company dissolved the General Partner.  The General Partner was the sole general partner in the Partnership and, as a result, the Partnership had been consolidated with the results of the Company.  The Partnership was organized to purchase subordinated debentures issued by the Parent and to issue partnership capital securities to an affiliated business trust, the Capital Trust.  Effective May 6, 2007, the Parent redeemed $600 million of 8.526% subordinated debentures issued to the Partnership and paid the Partnership an early redemption premium of $25.6 million.  Also effective May 6, 2007, the Partnership redeemed $600 million of the 8.526% partnership capital securities issued to the Capital Trust and paid a premium of $25.6 million to the Capital Trust.  The redemption had no impact on the Company’s net income.  The Partnership was cancelled effective September 27, 2007.

On September 6, 2006 the Company entered into an agreement with the CARS Trust, whereby the Company is the sole beneficiary of the trust.  As of December 31, 2007 and 2006, total assets of the CARS Trust were $57.7 million and $56.6 million, respectively.  As the sole beneficiary of the CARS Trust, the Company is required to consolidate this trust under the requirements of FIN 46.  Accordingly, the assets and liabilities of the CARS Trust are included in the Company’s consolidated financial statements.  As of December 31, 2007, the Company recorded in its consolidated balance sheets $53.8 million of trading fixed maturities, $2.9 million of deferred tax, $1.0 million of accrued investment income and $7.9 million of liabilities relating to a total return swap.  As of December 31, 2006, the Company recorded in its consolidated balance sheets $55.3 million of trading fixed maturities, $1.2 million of accrued investment income and $1.7 million of liabilities.

On April 19, 2005, the Company sold its interest in a consolidated VIE and recognized a gain of $6.1 million.  The Company received net cash proceeds of $17.0 million and reduced consolidated assets and liabilities by $74.5 million and $63.6 million, respectively. The Company’s net income for the year ended December 31, 2005 includes a net loss of $0.8 million related to this VIE.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

Below is a summary of affiliated transactions for those affiliates that are not consolidated with the Company.

The Company and its subsidiaries have administrative services agreements with SLOC which provides that SLOC will furnish, as requested, certain services and facilities on a cost-reimbursement basis. Expenses under these agreements amounted to approximately $14.2 million, $9.4 million and $11.3 million for the years ended December 31, 2007, 2006 and 2005, respectively.

In accordance with an administrative service agreement between the Company and SLOC, the Company provides personnel and certain services to SLOC, as requested.  Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were approximately $301.0 million, $212.4 million and $170.4 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company has an administrative service agreement with Sun Life Information Services Canada, Inc. ("SLISC"), under which SLISC provides administrative and support services to the Company in connection with the Company’s insurance and annuity business.  Expenses under this agreement amounted to approximately $16.9 million, $10.7 million and $5.8 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company has a service agreement with Sun Life Information Services Ireland Limited ("SLISIL"), under which SLISIL provides various insurance related and information systems services to the Company.  Expenses under this agreement amounted to approximately $26.0 million, $19.6 million and $13.9 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company has an administrative services agreement with SLC - U.S. Ops Holdings, under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which an affiliate, Massachusetts Financial Services Company (“MFS”), serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable annuity contracts issued by the Company.  Amounts received under this agreement amounted to approximately $22.3 million, $22.6 million and $23.4 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company has an administrative service agreement with SLHIC, whereby the Company provides personnel and certain services to SLHIC, as requested.  Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were $0.1 million for the year ended December 31, 2007.

The Company has an administrative service agreement with California Benefits Dental Plan (“CalBen”) whereby the Company provides personnel and certain services to CalBen, as requested.  Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were $1.1 million for the year ended December 31, 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Company has an administrative service agreement with Professional Insurance Company (“PIC”), whereby the Company provides personnel and certain services to PIC, as requested.  Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were $0.8 million for the year ended December 31, 2007.

The Company leases office space to SLOC under lease agreements with terms expiring in December 31, 2009 and options to extend the terms for each of twelve successive five-year terms at fair market rental value, not to exceed 125% of the fixed rent for the term, which is then ending.  Rent received by the Company under the leases amounted to approximately $10.6 million for each of the years ended December 31, 2007, 2006 and 2005, respectively.  Rental income is reported as a component of net investment income.

As more fully described in Note 8, the Company is party to several reinsurance transactions with SLOC and other affiliates.

Effective May 31, 2007, Sun Life Financial completed its acquisition of EBG.  Also effective May 31, 2007, SLNY entered into a series of agreements with SLHIC, one of the acquired companies, through which the New York-issued business of SLHIC was transferred to SLNY.  These agreements include a 100% coinsurance agreement for all existing and future new business issued in New York, a renewal rights agreement under which SLNY has exclusive rights to renew in-force business assumed under the reinsurance agreement and an administrative service agreement under which SLNY has agreed to assume direct responsibility for all sales and administration of existing and new business issued in New York.  These agreements, in accordance with SFAS No. 141 were treated as a transfer of net assets between entities under common control. SLNY paid $40 million of total consideration to SLHIC.  SLHIC transferred assets at carrying value of approximately $72 million, including $38.9 million of goodwill and other intangibles, as well as policyholder and other liabilities of approximately $32 million to SLNY.  The Group Protection Segment of the Company reflects a significant increase in business as a result of these agreements. These agreements have allowed the Company to expand its product offerings to include group dental insurance.

As part of the SLHIC to SLNY asset transfer, SLNY received certain intangible assets totaling $31.3 million.  These include the value of distribution, the value of business, and the value of customer renewals acquired.  The value of distribution acquired of $7.5 million is subject to amortization on a straight line basis over its projected economic life of 25 years.  The value of business acquired of $7.6 million is subject to amortization based up on expected premium income over the period from acquisition to the first customer renewal, generally not more than two years.  The value of customer renewals acquired of $16.2 million is subject to amortization based upon expected premium income over the projected life of the inforce business acquired, which is 20 years.  For the year ended December 31, 2007, the Company recorded $0.1 million, $5.9 million, and $1.9 million for amortization of the value of distribution, the value of business, and the value of customer renewals acquired, respectively.

In 2007, the Company recorded a tax benefit of $3.0 million through paid-in-capital for SLF stock options issued to employees of the Company.  In 2006, the Company recorded a tax benefit of $4.5 million through paid-in-capital for SLF stock options issued to employees of the Company.  In 2005, the Company recorded a tax benefit of $7.0 million through paid-in-capital for stock options issued to employees of the Company during 2001 through 2005.  The $7.0 million tax benefit is comprised of a $2.5 million tax benefit on expenses accrued at its indirect parent, SLF, and a $4.5 million adjustment to record the excess tax benefit over the recorded book expense for stock options exercised.

In 2006, the Company declared and paid $300.0 million in a cash dividend to the Parent.  In 2005, the Company declared and paid a $200.0 million dividend to the Parent, consisting of $150.6 million in cash and $49.4 million in notes.  The Company did not declare or pay a dividend to the Parent in 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

In 2004, the employees of the Company became participants in a restricted share unit (“RSU”) plan with its indirect parent, SLF.  Under the RSU plan, participants are granted units that are equivalent to one common share of SLF stock and have a fair market value of a common share of SLF stock on the date of grant.  RSUs earn dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock.  The redemption value, upon vesting, is the fair market value of an equal number of common shares of SLF stock.  The Company incurred expenses of $4.4 million, $7.3 million and $7.0 million relating to RSUs for the years ended December 31, 2007, 2006 and 2005, respectively.

In 2002, the Company issued two promissory notes with a combined total of $460 million to Sun Life (Hungary) Group Financing Limited Company ("Sun Life (Hungary) LLC").  The proceeds of the notes were used to purchase fixed rate government and corporate bonds.  On May 24, 2007, the Company redeemed one of the notes with a principal balance of $380 million and paid $388.7 million to Sun Life (Hungary) LLC, including $8.7 million in accrued interest.  At December 31, 2007 and 2006, the Company had $80.0 million and $460.0 million, respectively, in promissory notes issued to Sun Life (Hungary) LLC.  The Company pays interest semi-annually to Sun Life (Hungary) LLC.  Related to these promissory notes, the Company incurred interest expense of $13.3 million, $26.5 million and $26.5 million for the years ended December 31, 2007, 2006 and 2005, respectively.

At December 31, 2007 and 2006, the Company had $565.0 million of surplus notes issued to Sun Life Financial (U.S.) Finance, Inc.  The Company expensed $42.6 million for interest on these surplus notes for each of the years ended December 31, 2007, 2006 and 2005.

Effective September 27, 2007, the Company dissolved the General Partner.  The General Partner was the sole general partner in the Partnership and, as a result, the Partnership had been consolidated with the results of the Company.  The Partnership was organized to purchase subordinated debentures issued by the Parent and to issue partnership capital securities to an affiliated business trust, the Capital Trust.  The Partnership was cancelled effective September 27, 2007.

Effective May 6, 2007, the Parent redeemed $600 million of 8.526% subordinated debentures issued to the Partnership and paid the Partnership an early redemption premium of $25.6 million.  Also effective May 6, 2007, the Partnership redeemed $600 million of the 8.526% partnership capital securities issued to the Capital Trust and paid a premium of $25.6 million to the Capital Trust.  The redemption had no impact on the Company’s net income.  Related to these partnership capital securities, the Company incurred interest expense of $17.8 million, $51.2 million and $51.2 million for the years ended December 31, 2007, 2006 and 2005, respectively.  The Company also earned, through the Partnership, $17.8 million, $51.2 million and $51.2 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company purchased a total of $140.0 million in promissory notes from Massachusetts Financial Services Company in 2004 and 2003.  Interest earned for the year ended December 31, 2005 was $4.2 million.  As of December 31, 2005, the Company sold and transferred these notes to other affiliates.  On December 31, 2005, the Company sold notes with a par value of $90.0 million to Sun Life (Hungary) LLC and recognized a loss of $3.3 million.  On September 23, 2005, the Company transferred notes with a par value of $50.0 million to the Parent as a dividend.  The Company recognized a loss of $0.6 million on the transfer of the notes to the Parent.

During the years ended December 31, 2007, 2006 and 2005, the Company paid $31.3 million, $24.3 million and $23.2 million, respectively, in commission fees to Sun Life Financial Distributors, Inc. (“SLFD”).  The Company also has an agreement with SLFD and the Parent whereby the Parent provides expense reimbursements to the Company for administrative services provided by the Company to SLFD.  Related to this agreement, the Company received reimbursement of $0.6 million and $3.2 million for the years ended December 31, 2007 and 2006, respectively.  This agreement was terminated on March 2, 2007.  In addition, the Company received fee income for administrative services provided to SLFD of $7.1 million for the year ended December 31, 2005.

Effective November 7, 2007, Independent Financial Marketing Group, Inc. (“IFMG”) was sold by the Parent and is no longer an affiliate of the Company.  IFMG will continue to distribute the Company’s products.  For that period of time in 2007 during which it was still affiliated, the Company paid $22.6 million in commission fees to IFMG.  During the years ended December 31, 2006 and 2005, the Company paid $20.1 million and $25.1 million, respectively, in commission fees to IFMG.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Company has an administrative services agreement with Sun Capital Advisers (“SCA”), a registered investment adviser, under which the Company provides administrative services with respect to certain open-end management investment companies for which SCA serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable contracts issued by the Company.  Amounts received under this agreement amounted to approximately $1.9 million, $1.5 million and $2.4 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company paid $15.9 million, $14.9 million and $16.4 million for the years ended December 31, 2007, 2006 and 2005, respectively, in investment management services fees to SCA.

Effective December 31, 2007, SLNY entered into a reinsurance agreement with SLOC under which SLOC will fund AXXX reserves, attributable to certain UL policies sold by SLNY.  Under this agreement SLNY ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis certain inforce policies at December 31, 2007.  Future new business also will be reinsured under this agreement.  Under the agreement, SLNY ceded $63.1 million of policyholder balances, received a ceding commission of $54.2 million, recorded a funds withheld payable to SLOC of $71.6 million, and recorded a deferred gain of $45.7 million.

On October 31, 2007, the Company subscribed to $250,000 worth of shares of, and contributed $150 million of paid-in capital to, a newly formed wholly-owned subsidiary, Sun Life Vermont.  Sun Life Vermont is a Vermont-domiciled captive special purpose financial insurance company which, effective November 8, 2007, has entered into a reinsurance agreement with SLOC, the Company’s affiliate, under which the Sun Life Vermont assumed, and will assume, the risks of certain UL policies issued, and to be issued, by SLOC.  This agreement is described more fully in Note 8.  A long-term financing arrangement has been established with the Lender that will enable Sun Life Vermont to fund a portion of its obligations under the reinsurance agreement with SLOC.  Under this arrangement, on November 8, 2007, Sun Life Vermont issued a Surplus Note to a special-purpose entity, SUNAXXX, affiliated with the Lender.  Pursuant to an agreement between the Lender and SLC – U.S. Ops Holdings, SLC – U.S. Ops Holdings bears the ultimate obligation to repay the Lender and, as such, will consolidate SUNAXXX in accordance with FIN 46.  Sun Life Vermont has agreed to reimburse SLC – U.S. Ops Holdings for certain costs incurred in connection with the issuance of the Surplus Note.  For the year ended December 31, 2007, the amount of interest expense incurred by Sun Life Vermont was $8.6 million.

On September 12, 2006, the Company entered into a Terms Agreement (the "2006-B Terms Agreement") with its affiliates Sun Life Financial Global Funding III, L.P. (the "Issuer III"), Sun Life Financial Global Funding III, U.L.C. (the "ULC III") and Sun Life Financial Global Funding III, L.L.C. (the "LLC III"), and with Citigroup Global Markets, Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets Corporation and Wachovia Capital Markets (each, an "Initial Purchaser" and collectively, the "2006-B Initial Purchasers"), in connection with the offer and sale by the Issuer III of $750 million of Series 2006-1 Floating Rate Notes due 2013 ("2006-B Notes").  On September 21, 2006, the Company entered into another Terms Agreement (together with the original 2006-B Terms Agreement, the "2006-B Terms Agreements") with the same parties as the original 2006-B Terms Agreement in connection with the offer and sale by the Issuer III of a second tranche of $150 million of 2006-B Notes.  The payment obligations of the Issuer III for the full $900 million of 2006-B Notes are unconditionally guaranteed by the LLC III pursuant to a guarantee (the "2006-B Secured Guarantee") dated as of September 19, 2006, and the obligations of the LLC III under the 2006-B Secured Guarantee are secured by two floating rate funding agreements issued by the Company to the LLC III, one for $750 million issued on September 19, 2006 and another for $150 million issued on September 29, 2006.  Total interest credited for the funding agreements was $51.6 million and $14.9 million for the years ended December 31, 2007 and 2006, respectively.

The 2006-B Terms Agreements incorporate by reference the provisions of a Purchase Agreement dated as of September 5, 2006 by and among the Issuer III, the ULC III, the LLC III, the Company and all of the 2006-B Initial Purchasers.  Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each 2006 Initial Purchaser against certain securities law liabilities related to the offering of the 2006-B Notes.  In addition, the Company issued a $100 million floating rate demand note payable to the LLC III on September 19, 2006.  The Company expensed $5.8 million and $1.7 million for interest on this demand note for the years ended December 31, 2007 and 2006, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Company has entered into an interest rate swap agreement with the LLC III with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.  The net interest payable under this swap agreement was $0.2 million at December 31, 2007.

On May 17, 2006, the Company entered into a Terms Agreement (the "2006-A Terms Agreement") with its affiliates Sun Life Financial Global Funding II, L.P. (the "Issuer II"), Sun Life Financial Global Funding II, U.L.C. (the "ULC II") and Sun Life Financial Global Funding II, L.L.C. (the "LLC II"), and with Citigroup Global Markets, Inc. ("Citigroup"), Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets Corporation (collectively, with Citigroup and Morgan Stanley, the "2006-A Initial Purchasers"), in connection with the offer and sale by the Issuer II of $900 million of Series 2006-1 Floating Rate Notes due 2011 (the "2006-A Notes").  The payment obligations of the Issuer II are unconditionally guaranteed by the LLC II pursuant to a guarantee (the "2006-A Secured Guarantee"), and the obligations of the LLC II under the 2006-A Secured Guarantee are secured by a $900 million floating rate funding agreement issued by the Company to the LLC II.  The 2006-A Terms Agreement incorporates by reference the provisions of a Purchase Agreement dated as of May 15, 2006 by and among the Issuer II, the ULC II, the LLC II, the Company and the 2006-A Initial Purchasers.  Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each 2006 Initial Purchaser against certain securities law liabilities related to the offering of the 2006-A Notes.  Total interest credited for the funding agreement was $50.8 million and $30.7 million for the years ended December 31, 2007 and 2006, respectively.

On May 24, 2006, the Company also issued a $100 million floating rate demand note payable to the LLC II.  The Company expensed $5.7 million and $3.4 million for interest on this demand note for the years ended December 31, 2007 and 2006, respectively.

The Company has entered into an interest rate swap agreement with the LLC II with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreement to fixed rate obligations.

On June 3, 2005, the Company entered into a Terms Agreement (the "2005 Terms Agreement") with its affiliates, Sun Life Financial Global Funding, L.P. (the "Issuer"), Sun Life Financial Global Funding, U.L.C. (the "ULC") and Sun Life Financial Global Funding, L.L.C. (the "LLC"), and with Citigroup, Morgan Stanley, Banc of America Securities LLC, Credit Suisse First Boston LLC, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets Corporation (collectively, the "2005 Initial Purchasers"), in connection with the offer and sale by the Issuer of $600 million of Series 2005-1 Floating Rate Notes due 2010 (the "First Tranche Notes").

On June 29, 2005, the Company entered into a Second Terms Agreement (the "Second 2005 Terms Agreement") with the Issuer, the ULC and the LLC, and with Citigroup and Morgan Stanley, in connection with the offer and sale by the Issuer of $300 million of Series 2005-1 Floating Rate Notes due 2010 (the "Second Tranche Notes").

The payment obligations of the Issuer under the First Tranche Notes and the Second Tranche Notes are unconditionally guaranteed by the LLC pursuant to a guarantee (the "2005 Secured Guarantee") dated as of June 10, 2005, and the obligations of the LLC under the 2005 Secured Guarantee are secured by two floating rate funding agreements issued by the Company to the LLC, one for $600 million issued on June 10, 2005 and one for $300 million issued on July 5, 2005.  The Company issued a total of $900 million funding agreements to the LLC in connection with the First Tranche Notes and Second Tranche Notes.  The Terms Agreement and the Second Terms Agreement incorporate by reference the provisions of a Purchase Agreement dated as of November 11, 2004 by and among the Issuer, the ULC, the LLC, the Company, and the 2005 Initial Purchasers. Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each 2005 Initial Purchaser against certain securities law liabilities related to the offering of the First Tranche Notes and the Second Tranche Notes.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Total interest credited for the funding agreements associated with the First Tranche Notes and Second Tranche Notes was $51.6 million, $49.5 million and $20.7 million for the years ended December 31, 2007, 2006 and 2005, respectively.

On June 10, 2005, the Company issued a $100 million floating rate demand note payable to the LLC.  The Company expensed $5.8 million, $5.5 million and $2.3 million for interest on the demand note for the years ended December 31, 2007, 2006 and 2005, respectively.

The Company has entered into two interest rate swap agreements with the LLC with an aggregate notional amount of $900 million that effectively convert the floating rate payment obligations under the funding agreements to fixed rate obligations.

The following table lists the details of notes due to affiliates at December 31, 2007 (in 000’s):

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	$ 250,000	$ 21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/2015	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/2015	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
Structured Asset Repackage Company, 2007-SUNAXXX LLC	Surplus	LIBOR + 0.89%	11/8/2037	1,000,000	8,642
Sun Life (Hungary) Group Financing Limited Company	Promissory	5.710%	06/30/2012	80,000	4,568
Sun Life Financial Global Funding I, L.L.C.	Demand	LIBOR + 0.35%	07/6/2010	100,000	5,754
Sun Life Financial Global Funding II, L.L.C.	Demand	LIBOR + 0.26%	07/6/2011	100,000	5,663
Sun Life Financial Global Funding III, L.L.C.	Demand	LIBOR + 0.35%	10/6/2013	100,000	5,754
				$ 1,945,000	$ 72,964

The Company has significant transactions with affiliates.  Management believes inter-company revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis and these transactions were with unrelated parties.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS – Fixed Maturities

The amortized cost and fair value of fixed maturities at December 31, 2007, was as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
Available-for-sale fixed maturities:	Cost	Gains	Losses	Value
Asset Backed Securities	$ 827,129	$ 11,436	$ (71,706)	$ 766,859
Collateralized Mortgage Obligations	2,594,637	22,204	(185,362)	2,431,479
Mortgage Backed Securities	447,720	2,723	(2,244)	448,199
Foreign Government & Agency Securities	74,287	2,766	-	77,053
States & Political Subdivisions	493	6	-	499
U.S. Treasury & Agency Securities	284,811	11,462	(40)	296,233
Total non-corporate	4,229,077	50,597	(259,352)	4,020,322

Corporate securities:
Basic Industry	195,959	3,146	(3,424)	195,681
Capital Goods	424,393	8,143	(7,698)	424,838
Communications	811,426	18,403	(13,190)	816,639
Consumer Cyclical	845,981	6,415	(45,142)	807,254
Consumer Noncyclical	312,647	6,708	(2,438)	316,917
Energy	314,822	5,705	(3,292)	317,235
Finance	2,944,203	19,895	(152,604)	2,811,494
Industrial Other	272,493	6,225	(7,219)	271,499
Technology	77,817	786	(821)	77,782
Transportation	241,983	8,598	(5,061)	245,520
Utilities	1,177,596	32,001	(11,548)	1,198,049
Total Corporate	7,619,320	116,025	(252,437)	7,482,908

Total available-for-sale fixed maturities	$ 11,848,397	$ 166,622	$ (511,789)	$ 11,503,230

	Amortized	Gross	Gross	Fair
Trading fixed maturities:	Cost	Gains	Losses	Value
Asset Backed Securities	$ 105,719	$ 287	$ (8,255)	$ 97,751
Collateralized Mortgage Obligations	276,753	2,584	(3,519)	275,818
Mortgage Backed Securities	3,304	2	(38)	3,268
Foreign Government & Agency Securities	39,589	1,182	-	40,771
U.S. Treasury & Agency Securities	94,813	713	-	95,526
Total non-corporate	520,178	4,768	(11,812)	513,134

Corporate securities:
Basic Industry	7,417	270	(40)	7,647
Capital Goods	71,894	590	(338)	72,146
Communications	683,714	10,849	(4,105)	690,458
Consumer Cyclical	248,206	1,932	(13,458)	236,680
Consumer Noncyclical	131,746	2,199	(464)	133,481
Energy	23,609	1,745	(17)	25,337
Finance	1,886,983	15,992	(83,662)	1,819,313
Industrial Other	67,322	880	(705)	67,497
Technology	1,989	-	(21)	1,968
Transportation	40,965	1,887	(501)	42,351
Utilities	254,065	4,434	(1,500)	256,999
Total Corporate	3,417,910	40,778	(104,811)	3,353,877

Total trading fixed maturities	$ 3,938,088	$ 45,546	$ (116,623)	$ 3,867,011

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

The amortized cost and fair value of fixed maturities at December 31, 2006, was as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
Available-for-sale fixed maturities:	Cost	Gains	Losses	Value
Asset Backed Securities	$ 915,669	$ 12,660	$ (9,020)	$ 919,309
Collateralized Mortgage Obligations	2,950,906	24,838	(42,598)	2,933,146
Mortgage Backed Securities	549,137	892	(7,362)	542,667
Foreign Government & Agency Securities	79,319	3,512	(283)	82,548
States & Political Subdivisions	495	32	-	527
U.S. Treasury & Agency Securities	307,580	2,637	(4,027)	306,190
Total non-corporate	4,803,106	44,571	(63,290)	4,784,387

Corporate securities:
Basic Industry	204,355	4,217	(3,182)	205,390
Capital Goods	520,338	11,507	(3,973)	527,872
Communications	1,163,026	20,149	(24,077)	1,159,098
Consumer Cyclical	1,051,633	10,127	(28,599)	1,033,161
Consumer Noncyclical	364,459	7,847	(2,302)	370,004
Energy	350,930	6,226	(3,547)	353,609
Finance	3,201,774	43,217	(33,235)	3,211,756
Industrial Other	228,442	7,446	(629)	235,259
Technology	22,779	357	(852)	22,284
Transportation	307,542	10,418	(5,458)	312,502
Utilities	1,405,066	35,310	(17,725)	1,422,651
Total Corporate	8,820,344	156,821	(123,579)	8,853,586

Total available-for-sale fixed maturities	$ 13,623,450	$ 201,392	$ (186,869)	$ 13,637,973

Held-to-maturity fixed maturities:
Sun Life of Canada (U.S.) Holdings, Inc., 8.526%
subordinated debt, due 2027, called in 2007	$ 600,000	$ 30,751	$ -	$ 630,751

	Amortized	Gross	Gross	Fair
Trading fixed maturities:	Cost	Gains	Losses	Value
Asset Backed Securities	$ 109,684	$ 1,460	$ (316)	$ 110,828
Collateralized Mortgage Obligations	239,970	2,390	(3,074)	239,286
Mortgage Backed Securities	3,917	1	(89)	3,829
Foreign Government & Agency Securities	40,274	710	(152)	40,832
U.S. Treasury & Agency Securities	796	10	-	806
Total non-corporate	394,641	4,571	(3,631)	395,581

Corporate securities:
Basic Industry	8,237	596	-	8,833
Capital Goods	71,060	540	-	71,600
Communications	735,753	5,378	(5,077)	736,054
Consumer Cyclical	279,856	2,628	(3,550)	278,934
Consumer Noncyclical	159,221	633	(901)	158,953
Energy	20,620	2,388	-	23,008
Finance	1,742,731	14,625	(7,385)	1,749,971
Industrial Other	55,950	405	(839)	55,516
Transportation	48,887	1,873	(672)	50,088
Utilities	321,776	7,476	(1,737)	327,515
Total Corporate	3,444,091	36,542	(20,161)	3,460,472

Total trading fixed maturities	$ 3,838,732	$ 41,113	$ (23,792)	$ 3,856,053

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below.  Actual maturities may differ from contractual maturities on asset-backed and mortgage-backed securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2007
	Amortized Cost	Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$ 688,385	$ 688,444
Due after one year through five years	2,051,688	2,047,417
Due after five years through ten years	3,201,896	3,121,793
Due after ten years	2,036,942	1,999,039
Subtotal – Maturities available-for-sale	7,978,911	7,856,693
ABS, CMO and MBS securities	3,869,486	3,646,537
Total Available-for-sale	$ 11,848,397	$ 11,503,230

Maturities of trading fixed securities:
Due in one year or less	$ 61,145	$ 59,773
Due after one year through five years	2,311,208	2,264,299
Due after five years through ten years	991,112	977,102
Due after ten years	188,847	189,000
Subtotal – Maturities of trading	3,552,312	3,490,174
ABS, CMO and MBS securities	385,776	376,837
Total Trading	$ 3,938,088	$ 3,867,011

Gross gains of $52.8 million, $39.2 million and $61.0 million and gross losses of $52.3 million, $92.3 million and $38.9 million were realized on the sale of fixed maturities for the years ended December 31, 2007, 2006 and 2005, respectively.

Fixed maturities with an amortized cost of approximately $12.0 million and $12.0 million at December 31, 2007 and 2006, respectively, were on deposit with federal and state governmental authorities as required by law.

As of December 31, 2007 and 2006, 96.0% and 96.5%, respectively, of the Company's fixed maturities were investment grade.  Investment grade securities are those that are rated "BBB" or better by nationally recognized rating organizations.  During 2007, 2006 and 2005, the Company incurred realized losses totaling $68.1 million, $6.3 million and $29.7 million, respectively, for other-than-temporary impairment of value of some of its fixed maturities.

The Company has made funding commitments of private placement bonds into the future.  The outstanding funding commitments for these private placement bonds amounted to $4.1 million at December 31, 2006.  There was not any outstanding commitment for these private placement bonds at December 31, 2007.

The Company had outstanding commitments with respect to funding of limited partnerships of approximately $34.9 million and $53.3 million at December 31, 2007 and 2006, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES

At December 31, 2007, the Company held $21.1 billion in invested assets and cash.  Of this balance, $15.4 billion was invested in fixed-maturity securities designated as either available-for-sale ($11.5 billion) or trading ($3.9 billion).  Of the $11.5 billion of available-for-sale fixed maturities, securities with a fair value of $7.0 billion were in an unrealized loss position totaling $511.8 million.  At December 31, 2007, 77% of securities in an unrealized loss position, based on fair value, were securities with fair value to amortized cost percentages of greater than or equal to 90%.  The total unrealized loss position for such securities was $193.8 million.

In the available-for-sale fixed maturity portfolio, securities with a fair value of $511.1 million, representing 2.4% of the total invested asset balance, were comprised of below-investment-grade or not-rated securities.  Of the total of the securities that were below-investment-grade or not-rated at December 31, 2007, securities with a fair value of $286.5 million, representing 1.4% of the total invested asset balance, were in an unrealized loss position that totaled $42.3 million.  At December 31, 2007, 53.8% of these securities in an unrealized loss position, based on fair value, were securities with fair value to amortized cost percentages of greater than or equal to 90%.

The Company’s portfolio monitoring process is designed to identify securities that may be other-than-temporarily impaired.  The Company has a Credit Committee comprised of professionals from the investment and accounting functions that meets at least quarterly to review individual issues or issuers that may be of concern.  The process involves a quarterly screening of all impaired securities, with particular attention paid to identify those securities whose fair value to amortized cost percentages have been less than 80% for an extended period of time.  Additionally, the Company screens all sales transactions which generated realized losses in excess of $1.5 million and 10% of amortized cost in order to identify identical securities or issuers which the Company continues to hold.  Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be other-than-temporarily impaired.  The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial condition and its near term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector.  Based on this evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”- Management has concluded that the fair value will increase enough to recover the Company’s amortized cost but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis.  As of December 31, 2007, securities with an amortized cost of $37.3 million and a fair value of $27.2 million were included on the Company’s Monitor List.

“Watch List”- Management has concluded that the fair value will increase enough to recover the Company’s amortized cost but that changes in issuer-specific facts and circumstances require continued monitoring during the quarter.  As of December 31, 2007, securities with an amortized cost of $65.5 million and a fair value of $56.4 million were included on the Company’s Watch List.  A security is moved from the Monitor List to the Watch List when changes in issuer-specific facts and circumstances increase the possibility that a security may become impaired within the next 24 months.

“Impaired List”- Management has concluded that the fair value will not increase enough to recover the Company’s amortized cost and an other-than-temporary-impairment charge is recorded to income or the security is sold and a realized loss is recorded as a charge to income.  Impairments are classified as either credit-related or interest-related.  The Company categorizes impairments as credit-related if there are current concerns regarding the issuers’ ability to pay all principal and interest amounts due, according to the contractual terms of the security or if the decline in fair value of the security is driven by issuer-specific credit events.  The Company characterizes impairments as interest-related if the depression in fair value of the security was due to changes in interest or general credit spread widening and for which the Company has determined it no longer has the intent or ability to hold a security until recovery to amortized cost.  For the year ended December 31, 2007, other-than-temporary impairments of $68.1 million were recorded as a charge to income.  Of this balance, $52 million was credit-related and $16.1 million was interest-related.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

At each balance sheet date, management also evaluates securities in an unrealized loss position and determines if the Company has the intent and ability to hold the securities until recovery.  If events or circumstances change, such as unexpected changes in the creditworthiness of the issuer, unanticipated changes in interest rates and/or credit spreads, changes in tax laws or accounting rules, changes in statutory capital requirements, or greater than expected liquidity needs, management will reconsider whether the Company has the intent and ability to hold a security until recovery.  If subsequent to the balance sheet date and due to an unexpected change in circumstances, the Company determines that it no longer intends to hold a security until recovery, a loss is recognized in net income in the period in which the intent to hold to recovery no longer exists.

There are inherent risks and uncertainties in management’s evaluation of securities for other-than-temporary impairment.  These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater than expected liquidity needs.  All of these factors could impact management’s evaluation of securities for other-than-temporary impairment.

The Company discontinues accruing income on all of its holdings for issuers that are in default.  Accrued income was not materially impacted by the termination of accrual accounting on these holdings for the year ended December 31, 2007.  The termination of accrual accounting on these holdings reduced previously accrued income by $0.6 million and $1.7 million for the years ended December 31, 2006 and 2005, respectively.  As of December 31, 2007 and 2006, the Company did not have any holding for issuers that were in default.  As of December 31, 2005, the fair market value of holdings for issuers in default was $24.4 million.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses

The following table shows the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturity investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that the individual securities had been in an unrealized loss position at December 31, 2007.

	Less Than Twelve Months		Twelve Months Or More		Total

Corporate Securities	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 86,180	$ (1,459)	$ 23,229	$ (1,965)	$ 109,409	$ (3,424)
Capital Goods	179,854	(5,651)	36,728	(2,047)	216,582	(7,698)
Communications	213,084	(5,172)	165,027	(8,018)	378,111	(13,190)
Consumer Cyclical	349,363	(26,136)	185,094	(19,006)	534,457	(45,142)
Consumer Noncyclical	90,795	(1,114)	22,910	(1,324)	113,705	(2,438)
Energy	100,815	(1,682)	44,034	(1,610)	144,849	(3,292)
Finance	1,539,054	(106,524)	515,945	(46,080)	2,054,999	(152,604)
Industrial Other	50,543	(7,059)	12,981	(160)	63,524	(7,219)
Technology	41,379	(100)	13,278	(721)	54,657	(821)
Transportation	102,549	(2,883)	41,601	(2,178)	144,150	(5,061)
Utilities	225,892	(4,894)	235,342	(6,654)	461,234	(11,548)

Total Corporate	2,979,508	(162,674)	1,296,169	(89,763)	4,275,677	(252,437)

Non-Corporate
Asset Backed Securities	232,353	(29,887)	267,080	(41,819)	499,433	(71,706)
Collateralized Mortgage Obligations	1,027,142	(95,499)	934,327	(89,863)	1,961,469	(185,362)
Mortgage Backed Securities	25,960	(64)	190,905	(2,180)	216,865	(2,244)
U.S. Treasury & Agency Securities	6,517	(40)	-	-	6,517	(40)

Total Non-Corporate	1,291,972	(125,490)	1,392,312	(133,862)	2,684,284	(259,352)

Grand Total	$ 4,271,480	$ (288,164)	$ 2,688,481	$ (223,625)	$ 6,959,961	$ (511,789)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The following table provides the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturities investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that individual securities have been in an unrealized loss position, at December 31, 2006:

	Less Than Twelve Months		Twelve Months Or More		Total

Corporate Securities	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 7,750	$ (109)	$ 43,426	$ (3,073)	$ 51,176	$ (3,182)
Capital Goods	50,624	(399)	108,017	(3,574)	158,641	(3,973)
Communications	228,260	(4,389)	292,442	(19,688)	520,702	(24,077)
Consumer Cyclical	175,557	(3,380)	514,067	(25,219)	689,624	(28,599)
Consumer Noncyclical	138,379	(942)	33,801	(1,360)	172,180	(2,302)
Energy	75,777	(1,357)	43,064	(2,190)	118,841	(3,547)
Finance	482,642	(5,525)	874,370	(27,710)	1,357,012	(33,235)
Industrial Other	14,092	(15)	11,214	(614)	25,306	(629)
Technology	-	-	13,938	(852)	13,938	(852)
Transportation	30,905	(207)	111,423	(5,251)	142,328	(5,458)
Utilities	252,419	(3,303)	429,194	(14,422)	681,613	(17,725)

Total Corporate	1,456,405	(19,626)	2,474,956	(103,953)	3,931,361	(123,579)

Non-Corporate
Asset Backed Securities	139,558	(608)	388,329	(8,412)	527,887	(9,020)
Collateralized Mortgage Obligations	620,790	(4,296)	1,286,663	(38,303)	1,907,453	(42,599)
Mortgage Backed Securities	152,527	(661)	303,444	(6,700)	455,971	(7,361)
Foreign Government & Agency Securities	-	-	13,865	(283)	13,865	(283)
U.S. Treasury & Agency Securities	147,386	(2,026)	86,591	(2,001)	233,977	(4,027)

Total Non-Corporate	1,060,261	(7,591)	2,078,892	(55,699)	3,139,153	(63,290)

Grand Total	$2,516,666	$(27,217)	$ 4,553,848	$(159,652)	$7,070,514	$ (186,869)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2007 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities
Basic Industry	23	7	30
Capital Goods	41	15	56
Communications	63	55	118
Consumer Cyclical	93	54	147
Consumer Noncyclical	28	9	37
Energy	24	21	45
Finance	426	178	604
Industrial Other	14	3	17
Technology	7	2	9
Transportation	44	21	65
Utilities	69	66	135

Total Corporate	832	431	1,263

Non-Corporate
Asset Backed Securities	79	115	194
Collateralized Mortgage Obligations	383	351	734
Mortgage Backed Securities	14	202	216
U.S. Treasury & Agency Securities	2	-	2

Total Non-Corporate	478	668	1,146

Grand Total	1,310	1,099	2,409

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2006 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities
Basic Industry	2	12	14
Capital Goods	9	15	24
Communications	22	64	86
Consumer Cyclical	28	57	85
Consumer Noncyclical	14	10	24
Energy	13	15	28
Finance	80	137	217
Industrial Other	3	2	5
Technology	-	3	3
Transportation	8	47	55
Utilities	39	55	94

Total Corporate	218	417	635

Non-Corporate
Asset Backed Securities	29	125	154
Collateralized Mortgage Obligations	139	328	467
Mortgage Backed Securities	200	288	488
Foreign Government & Agency Securities	-	3	3
U.S. Treasury & Agency Securities	10	25	35

Total Non-Corporate	378	769	1,147

Grand Total	596	1,186	1,782

The Company’s available-for-sale fixed maturity gross unrealized loss position as of December 31, 2007 was $324.9 million greater than at December 31, 2006.  The increase in unrealized losses was primarily due to general credit spread widening, partially offset by a decrease in interest rates.  Credit spreads widened primarily due to the deterioration of the sub-prime mortgage market and other liquidity disruptions, impacting the overall credit market.

Deterioration in the U.S. housing market, combined with tightened lending conditions and the market’s flight to quality securities, as well as the increased likelihood of a U.S. recession, also caused credit spreads to widen considerably.  The sectors and industries most significantly impacted include mortgage originators, home builders, financial lenders, residential and commercial mortgage backed investments, and other structured products, including consumer loan backed investments.

The sectors in the Company’s portfolio that recognized the largest unrealized losses were financial services, asset-backed and mortgage-backed securities.  As of December 31, 2007, there were 604 securities accounting for unrealized losses of $152.6 million in the Finance sector.   Of these unrealized losses, 83.4% were related to investment grade issues (rated AAA through BBB-).  As of December 31, 2007, there were 1,144 collateralized mortgage obligations, asset-backed and mortgage-backed securities accounting for unrealized losses of $259.4 million. Of the losses, 99.7% were related to investment grade issues (rated AAA through BBB-).  All securities held at December 31, 2007 were subject to the Company’s portfolio monitoring process.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Unrealized Losses (continued)

The Company has exposure to sub-prime and Alt-a residential mortgage-backed securities.  Sub-prime mortgage lending is the origination of residential mortgage loans to customers with weak credit profiles.  Alt-A mortgage lending is the origination of residential mortgage loans to customers who have credit ratings above sub-prime, but do not conform to government sponsored standards.  The combination of these two categories of securities is considered below prime.  The Company is not an originator of residential mortgages.  The slowing U.S. housing market and relaxed underwriting standards of some originators of below-prime loans has recently led to higher delinquency and loss rates especially within the 2006 and 2007 vintage years.  Ninety-seven percent of the Company’s below-prime mortgage-backed securities, based upon fair value, were related to mortgages either issued before 2006 or having an AAA rating.  At December 31, 2007, the Company had exposure to residential sub-prime and Alt-a mortgages of $332.8 million and $176.2 million, respectively, representing approximately 2.4% of the Company's total invested assets.

Because securities issued by the same issuer with different CUSIP numbers typically have different investment characteristics, such as secured or unsecured, shorter or longer maturities, or different interest rates, management’s analyses of unrealized and realized losses are performed at the CUSIP number level.  The Company also considers the credit condition of issuers at the entity level and considers various issues affecting an issuer collectively as facts and circumstances warrant.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

OVERVIEW OF THE COMPANY’S INVESTMENT HOLDINGS AND PORTFOLIO MONITORING PROCESSES (continued)

Realized Losses

The sales of securities in the year ended December 31, 2007, which were in an unrealized loss position at the time of sale were primarily due to actual liquidity needs that were different from anticipated liquidity needs.  Management responded by selling certain securities that were in an unrealized gain position and by reconsidering the Company’s intent to hold certain securities that were in an unrealized loss position until recovery and selling them at a loss.  The objective of these sales was to keep the portfolio optimally balanced and diversified with respect to asset mix, interest rate risk, yield, duration, and credit quality.

During the year ended December 31, 2007, the Company recorded realized losses totaling $52.3 million on sales of securities with an aggregate fair value of $1.8 billion.  The average percentage of selling price to amortized cost was 97%.  The largest single trading loss during the year ended December 31, 2007, was $1.5 million.  $33.8 million of the realized losses were generated by individual losses of $0.5 million or less.

MORTGAGE LOANS AND REAL ESTATE

The Company invests in commercial first mortgage loans and real estate throughout the United States.  Investments are diversified by property type and geographic area.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (continued)

The carrying value of mortgage loans and real estate investments, net of applicable reserves and accumulated depreciation, was as follows:

	December 31,
	2007	2006

Total mortgage loans	$ 2,318,341	$ 2,273,176

Real estate:
Held for production of income	201,777	186,891
Total real estate	$ 201,777	$ 186,891

Total mortgage loans and real estate	$ 2,520,118	$ 2,460,067

Accumulated depreciation on real estate was $31.8 million and $27.2 million at December 31, 2007 and 2006, respectively.

The Company monitors the condition of the mortgage loans in its portfolio.  In those cases where mortgages have been restructured, values are impaired or values are impaired but mortgages are performing, appropriate allowances for losses have been made.  The Company has impaired and impaired-but-performing mortgage loans totaling $3.3 million and $3.9 million at December 31, 2007 and 2006, respectively.

Activity for the investment valuation allowances was as follows:

	Balance at			Balance at
	January 1,	Additions	Subtractions	December 31,
2007
Mortgage loans	$ 3,928	$ -	$ (640)	$ 3,288

2006
Mortgage loans	$ 6,272	$ 400	$ (2,744)	$ 3,928

Mortgage loans and real estate investments comprise the following property types and geographic regions at December 31:

	2007	2006
Property Type:
Office building	$ 820,803	$ 864,486
Residential	369	115,822
Retail	1,067,483	998,291
Industrial/warehouse	306,769	310,346
Apartment	109,919	-
Other	218,063	175,050
Valuation allowances	(3,288)	(3,928)
Total	$ 2,520,118	$ 2,460,067

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (continued

	2007	2006
Geographic region:

Alabama	$ 9,387	$ 7,824
Alaska	6,000	3,041
Arizona	449	56,964
Arkansas	59,024	474
California	132,829	179,502
Colorado	39,276	32,294
Connecticut	13,133	15,016
Delaware	7,188	20,445
Florida	269,254	264,316
Georgia	68,371	86,510
Idaho	3,885	2,635
Illinois	47,521	47,777
Indiana	32,584	23,471
Iowa	325	364
Kansas	7,853	6,089
Kentucky	29,396	32,000
Louisiana	38,470	38,314
Maine	13,425	12,508
Maryland	72,659	58,318
Massachusetts	139,203	141,485
Michigan	20,649	15,522
Minnesota	41,909	40,259
Mississippi	3,959	770
Missouri	64,624	88,348
Montana	30,843	483
Nebraska	13,457	12,615
Nevada	5,987	7,304
New Hampshire	762	961
New Jersey	37,952	44,003
New Mexico	13,787	10,097
New York	345,887	313,204
North Carolina	39,453	44,866
North Dakota	1,920	2,150
Ohio	148,743	145,692
Oklahoma	8,811	4,900
Oregon	33,852	23,910
Pennsylvania	132,665	136,091
South Carolina	33,334	31,688
South Dakota	949	977
Tennessee	39,405	41,161
Texas	348,817	295,284
Utah	27,088	30,710
Virginia	14,070	16,825
Washington	76,767	77,525
West Virginia	4,730	4,874
Wisconsin	17,785	18,663
All other	24,969	25,766
Valuation allowances	(3,288)	(3,928)
Total	$ 2,520,118	$ 2,460,067

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (continued

At December 31, 2007, scheduled mortgage loan maturities were as follows:

2008	$ 32,168
2009	33,457
2010	38,630
2011	123,728
2012	84,449
Thereafter	2,005,909
Total	$ 2,318,341

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.

The Company has made funding commitments of mortgage loans on real estate and other loans into the future. The outstanding funding commitments for these mortgages amount to $17.8 million and $99.0 million at December 31, 2007 and 2006, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

SECURITIES LENDING

The Company is engaged in certain securities lending transactions, which require the borrower to provide collateral on a daily basis, in amounts in excess of 102% of the fair value of the applicable securities loaned.  The Company retains effective control over all loaned securities and, therefore, continues to report such loaned securities as fixed maturities in its consolidated balance sheet.

Cash collateral received on securities lending transactions is reflected in other invested assets with an offsetting liability recognized in other liabilities for the obligation to return the collateral.  The fair value of collateral held and included in other invested assets was $533.5 million and $895.3 million at December 31, 2007 and 2006, respectively.  Fees earned on securities lending transactions were $2.2 million, $2.3 million and $1.9 million for the years ended December 31, 2007, 2006 and 2005, respectively.

LEVERAGED LEASES

The Company is an owner participant in a trust that is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was originally leased through a VIE for a term of 9.78 years.  During 2001, the lease term was extended until 2010.  The Company's equity investment in this VIE represented 8.33% of the partnership that provided 22.9% of the purchase price of the equipment.  The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment, and is non-recourse to the Company.  At the end of the lease term, the master lessee may exercise a fixed price purchase option to purchase the equipment.  The leveraged lease is included as a part of other invested assets.

The Company's net investment in the leveraged lease is composed of the following elements:

	Year ended December 31,
	2007	2006
Lease contract receivable	$ 12,836	$ 18,631
Less: non-recourse debt	-	-
Net Receivable	12,836	18,631
Estimated value of leased assets	20,795	20,795
Less: unearned and deferred income	(4,304)	(6,506)
Investment in leveraged leases	29,327	32,920
Less: fees	(87)	(113)
Net investment in leveraged leases	$ 29,240	$ 32,807

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

DERIVATIVES

The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, to alter investment rate exposures arising from mismatches between assets and liabilities, and to minimize the Company's exposure to fluctuations in interest rates, foreign currency exchange rates and general market conditions. The Company does not hold or issue any derivative instruments for trading purposes.

As a component of its investment strategy and to reduce its exposure to interest rate risk, the Company utilizes interest rate swap agreements.  Interest rate swap agreements are agreements to exchange with a counter-party interest rate payments of differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) as an economic hedge against interest rate changes. No cash is exchanged at the outset of the contract and no principal payments are made by either party.  A single net payment is usually made by one counter-party at each interest payment date. The net payment is recorded as a component of derivative income (loss). Because the underlying principal is not exchanged, the Company's maximum exposure to counter-party credit risk is the difference in payments exchanged.  The fair value of swap agreements is included with derivative instruments - receivable (positive position) or derivative instruments - payable (negative position) in the accompanying balance sheet.

The Company utilizes payer swaptions to hedge exposure to interest rate risk.  Swaptions give the buyer the option to enter into an interest rate swap per the terms of the original swaption agreement.  A premium is paid on settlement date and no further cash transactions occur until the positions expire.  At expiration, the swaption either cash settles for value, settles into an interest rate swap, or expires worthless per the terms of the original swaption agreement. Swaptions are carried at fair value which is included in derivative instruments - receivable (positive position) in the accompanying balance sheet and the change in value is offset to derivative income.

The Company utilizes over-the-counter (“OTC”) put options and exchange traded futures on the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) ("S&P", "S&P 500", and "Standard & Poor's" are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by the Company) and other indexes to hedge against stock market exposure inherent in the GMDB and living benefit features of the Company's variable annuities.  The Company also purchases OTC call options on the S&P 500 Index to economically hedge its obligation under certain fixed annuity contracts.  Options are carried at fair value and are included with derivative instruments - receivable in the Company’s balance sheet.

Standard & Poor’s indexed futures contracts are entered into for purposes of hedging fixed index products.  The interest credited on these 1-, 5-, 7- and 10-year term products is based on the changes in the S&P 500 Index.  On the trade date, an initial cash margin is exchanged.  Daily cash is exchanged to settle the daily variation margin and the offset is recorded in derivative income.

The Company issues annuity contracts that contain a derivative instrument that is embedded in the contract.  Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract) and is carried at fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

DERIVATIVES (continued)

From 2000 through 2002, the Company marketed GICs to unrelated third parties.  Each transaction is highly-individualized but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity-linked cross currency swaps.  The combination of the currency swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the contract.

Included in derivative gains (losses) are gains (losses) on the translation of foreign currency denominated GIC liabilities of $45.5 million, $(90.2) million and $197.1 million for the years ended December 31, 2007, 2006 and 2005, respectively.

Beginning in 2005, the Company marketed GICs to unrelated third parties and entered into funding agreements and interest rate swaps as part of this guaranteed investment program.  The interest rate swaps allow the Company to lock in U.S. dollar fixed rate payments for the life of the contracts.

The Company does not employ hedge accounting.  The Company believes that its derivatives provide economic hedges and the cost of formally documenting hedge effectiveness in accordance with the provisions of SFAS No.133, “Accounting for Derivative Instruments,” is not justified.  As a result, all changes in the fair value of derivatives are recorded in the current period operations as a component of derivative income.

Net derivative (loss) income for the years ended December 31 consisted of the following:

	2007	2006	2005
Net expense on swap agreements	$6,943	$(7,749)	$(64,915)
Change in fair value of swap agreements (interest rate, currency, and equity)	(255,727)	8,392	101,320
Change in fair value of options, futures and embedded derivatives	55,660	8,446	(19,931)
Total derivative (losses) income	$(193,124)	$9,089	$16,474

The Company is required to pledge and receive collateral for open derivative contracts.  The amount of collateral required is determined by agreed upon thresholds with the counter-parties.  The Company currently pledges cash and U.S. Treasury bonds to satisfy this collateral requirement.  At December 31, 2007 and 2006, $132.9 million and $43.0 million, respectively, of fixed maturities were pledged as collateral and are included with fixed maturities.

The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows for the years ended December 31:

	2007
	Notional	Fair Value
	Principal	Asset
	Amounts	(Liability)

Interest rate swaps	$11,423,788	$(310,616)
Currency swaps	452,533	174,311
Credit Default Swaps	55,000	(6,915)
Equity swaps	71,656	19,361
Currency forwards	45	-
Futures	2,099,368	608
Swaptions	500,000	14
S&P 500 index call options	2,619,948	250,311
S&P 500 index put options	646,640	35,547

Total	$17,868,978	$162,621

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2007, 2006 and 2005

4. INVESTMENTS (CONTINUED)

DERIVATIVES (continued)

	2006
	Notional	Fair Value
	Principal	Asset
	Amounts	(Liability)

Interest rate swaps	$10,759,984	$(84,860)
Currency swaps	488,377	169,618
Equity swaps	172,329	52,664
Currency forwards	3,570	2,493
Futures	1,008,792	(2,313)
Swaptions	1,500,000	1,428
S&P 500 index call options	4,166,184	337,441
S&P 500 index put options	1,103,502	16,879

Total	$19,202,738	$493,350

5. NET REALIZED INVESTMENT LOSSES AND GAINS

Net realized investment (losses) gains consisted of the following for the years ended December 31:

	2007	2006	2005

Fixed maturities	$ (4,107)	$ (53,120)	$ 21,873
Equity securities	395	519	(6)
Mortgage and other loans	780	1,543	614
Real estate		-	318
Other invested assets	(32)	(19)	12,741
Other than temporary impairments	(68,092)	(6,329)	(29,707)
Sales of previously impaired assets	10,008	12,895	11,092

Total	$ (61,048)	$ (44,511)	$ 16,925

6. NET INVESTMENT INCOME

Net investment income consisted of the following for the years ended December 31:

	2007	2006	2005

Fixed maturities	$ 863,779	$ 991,738	$ 921,803
Mortgages and other loans	153,228	135,515	103,253
Real estate	9,347	10,460	11,047
Policy loans	43,708	44,516	37,595
Other	44,426	38,858	55,245
Gross investment income	1,114,488	1,221,087	1,128,943
Less: Investment expenses	15,896	15,006	16,414
Net investment income	$ 1,098,592	$ 1,206,081	$ 1,112,529

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2007, 2006 and 2005

7.  FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosure about Fair Value of Financial Instruments," excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements.  The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items.  Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company.  Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

	2007		2006
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Cash and cash equivalents	$ 1,169,701	$ 1,169,701	$ 578,080	$ 578,080
Fixed maturities	15,370,241	15,370,241	18,094,026	18,124,777
Equity securities	-	-	15,895	15,895
Mortgages	2,318,341	2,324,351	2,273,176	2,267,327
Derivative instruments -receivables	609,261	605,058	653,854	653,854
Policy loans	712,633	712,633	709,626	709,626
Separate accounts	24,996,603	24,996,603	21,060,255	21,060,255

Financial liabilities:
Contractholder deposit funds and other policy liabilities	15,716,209	14,060,467	19,428,625	18,051,332
Derivative instruments - payables	446,640	442,437	160,504	160,504
Long-term debt to affiliates	1,945,000	2,045,867	1,325,000	1,370,223
Partnership capital securities	-	-	607,826	630,751
Separate accounts	24,996,603	24,996,603	21,060,255	21,060,255

The following methods and assumptions were used by the Company in determining the estimated fair value of its financial instruments:

Interest receivable on the above financial instruments is stated at carrying value which approximates fair value.

Cash and cash equivalents: The fair values of cash and cash equivalents are estimated to be cost plus accrued interest.

Fixed maturities, short term investments, and equity securities: The Company determines the fair value of its publicly traded fixed maturities using four primary pricing methods: third-party pricing services, independent dealer quotes, pricing matrices, and pricing models.  Prices are first sought from third-party pricing services; the remaining unpriced securities are priced using one of the remaining three methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing matrices and models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2007, 2006 and 2005

7. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Investments (continued):  Structured securities, such as CMOs, CMBS, and ABS, are priced using a matrix, fair value model or independent broker quotations.  CMBS securities, which are a subset of the Company's CMO holdings, are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Other CMOs and ABS are priced using matrices, models and independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, MBS, CMBS, and CMOs.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately placed fixed maturities, fair values are estimated using matrices, which take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately placed fixed maturities are also priced using market prices or dealer quotes.  The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The fair value of equity securities are based on quoted market prices.  Equity securities are included as a component of other invested assets.

Mortgages: The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivative instruments, receivables and payables: The fair values of swaps are based on current settlement values.  The current settlement values are based on dealer quotes and market prices.  Fair values for options and futures are based on dealer quotes and market prices.

Policy loans: Policy loans are stated at unpaid principal balances, which approximate fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

7. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Separate accounts, assets and liabilities: The estimated fair value of assets held in separate accounts is based on quoted market prices.  The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

Contractholder deposit funds and other policy liabilities: The fair values of the Company's general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.  The fair values of other deposits with future maturity dates are estimated using discounted cash flows.  The fair values of S&P 500 Index and other equity linked embedded derivatives are produced using standard derivative valuation techniques.  GMABs or GMWBs are considered to be derivatives under SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities,” and are included in contractholder deposit funds.  The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a fifty-year projection.  Policyholder assumptions are based on experience studies and industry standards.

Long term debt: The fair value of notes payable and other borrowings are estimated using discounted cash flow analyses based upon the Company's current incremental borrowing rates for similar types of borrowings.

8. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders.  The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement.  To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.  Management believes that any liability from this contingency is unlikely.  A brief discussion of the Company’s reinsurance agreements by business segment follows.  (Also, see Note 16 for additional information on the Company's business segments.)

Wealth Management Segment

The Wealth Management Segment manages a closed block of single premium whole life (“SPWL”) insurance policies, a retirement-oriented tax-advantaged life insurance product.  The Company discontinued sales of SPWL’s in response to certain tax law changes in the 1980s.  The Company had SPWL policyholder balances of approximately $1.6 billion and $1.6 billion as of December 31, 2007 and 2006, respectively.  On December 31, 2003, this entire block of business was reinsured on a funds withheld basis with SLOC, an affiliate.

By reinsuring the SPWL policies, the Company reduced net investment income by $78.2 million, $97.0 million and $82.7 million for the years ended December 31, 2007, 2006 and 2005, respectively.  The reduction of net investment income resulting from interest paid on funds withheld includes the impact from net investment income, net derivative (loss) income and net realized investment gains.  The Company also reduced interest credited by $73.0 million, $76.0 million and $57.5 million for the years ended December 31, 2007, 2006 and 2005, respectively.  In addition, the Company increased net investment income, relating to an experience rating refund under the reinsurance agreement with SLOC, by $8.9 million, $13.0 and $13.1 million for the years ended December 31, 2007, 2006 and 2005, respectively.  The liability for the SPWL policies is included in contractholder deposit funds and other policy liabilities.

Individual Protection Segment

The Company has agreements with SLOC and several unrelated companies, which provide for reinsurance of portions of the net-amount-at-risk under certain individual variable universal life, individual private placement variable universal life, bank owned life insurance (“BOLI”), and corporate owned life insurance (“COLI”) policies. These amounts are reinsured on either a monthly renewable or a yearly renewable term basis.  Fee income was reduced by $21.6 million, $37.8 million and $33.3 million for the years ended December 31, 2007, 2006 and 2005, respectively, to account for these agreements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

8. REINSURANCE (CONTINUED)

Pursuant to a reinsurance agreement with SLOC that was effective November 8, 2007, Sun Life Vermont will fund AXXX reserves, attributable to certain UL policies sold by SLOC through its United States branch (the "Branch").  Sun Life Vermont is reinsuring, on a coinsurance basis, a 100% quota share of SLOC's risk on the UL policies covered under the reinsurance agreement.  New UL business will also be reinsured under this agreement.  Sun Life Vermont's obligations will be secured in part through a reinsurance trust and in part on a funds-withheld basis.  On November 8, 2007 pursuant to reinsurance agreement, the Company recorded total assets of $576.9 million, including a funds withheld reinsurance receivable of $551.8 million, deferred costs of $22.4 million, and other assets of $2.8 million.  Total liabilities assumed on November 8, 2007 of $576.9 million consisted of $553.7 million in contractholder deposit account value, $20.4 million in future contract and policy benefits, and other liabilities of $2.8 million.  As of December 31, 2007, Sun Life Vermont held assumed liabilities of $577.5 million of contractholder deposits and future contract and policy benefits of $23.7 million under the reinsurance agreement and a reinsurance payable to an affiliate of $33.1 million.  At December 31, 2007, Sun Life Vermont held assets consisting of a reinsurance receivable for funds withheld of $626.6 million, a reinsurance receivable for deferred costs of $22.3 million.  In addition, the reinsurance agreement has increased revenues by approximately $29.7 million, and increased expenses by $14.4 million for the year ended December 31, 2007.

Funds withheld assets comprised of trading bonds, mortgages and derivatives, amounting to $626.6 million are being held in a separate trust account for the protection of policyholders and claimants of the Branch.  The assets of the trust are managed by SLOC with all of the investment returns, net of expenses, inuring to the Company.  The funds withheld asset is reported in reinsurance receivable.  The coinsurance treaty with funds withheld gives rise to an embedded derivative requiring that it be separated from the host reinsurance contract.  The fair value of the embedded derivative at December 31, 2007 was a $3.1 million liability.  The $3.1 million loss is included in net derivative income.

Effective December 31, 2007, SLNY entered into a reinsurance agreement with SLOC under which SLOC will fund AXXX reserves, attributable to certain UL policies sold by SLNY.  Under this agreement SLNY ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis certain inforce policies at December 31, 2007.  Future new business will also be reinsured under this agreement.  Under the agreement, SLNY ceded $63.1 million of policyholder balances, received a ceding commission of $54.2 million, recorded a funds withheld payable to SLOC of $71.6 million, and recorded a deferred gain of $45.7 million.

Group Protection Segment

The Company, through its subsidiary, SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the mortality risks of the Company’s group life contracts.  Under this agreement, certain group life mortality benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure amounts above $0.7 million per claim for group life contracts ceded by the Company.

The Company, through its subsidiary, SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY’s group stop loss contracts.  Under this agreement, certain stop loss benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure specific claims for amounts above $1.0 million per claim for stop loss contracts ceded by SLNY.  The retention limit was raised to $1.5 million for policies sold or renewed on or after January 1, 2006.

The Company, through its subsidiary, SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY’s group long-term disability contracts.  Under this agreement, certain long-term disability benefits are reinsured on a yearly renewable term basis.  The agreement provides that the unrelated company will reinsure amounts in excess of $4,000 per claim per month for long-term disability contracts ceded by SLNY.  The retention limit was raised to $9,000 per claim per month for claims incurred or after January 1, 2006.

The Company, through its subsidiary, SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures 100% of the risks on a quota share basis for certain specific group life and disability policies.

The Company, through its subsidiary, SLNY, has an agreement, effective May 31, 2007, to assume the net risks of SLHIC’s New York issued contracts.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

8. REINSURANCE (CONTINUED)

The effects of reinsurance were as follows:

	For the Years Ended December 31,
	2007	2006	2005
Premiums and annuity considerations:
Direct	$ 62,645	$ 61,713	$ 54,915
Assumed - Affiliated	50,986	-	-
Ceded - Affiliated	(25)	(7)	-
Ceded - Non affiliated	(2,990)	(2,514)	(2,933)
Net premiums and annuity considerations:	$ 110,616	$ 59,192	$ 51,982

Policyowner benefits:
Direct	$ 260,008	$ 197,872	$ 225,936
Assumed - Affiliated	30,430	-	-
Ceded - Affiliated	(27,620)	(34,524)	(34,061)
Ceded - Non-affiliated	(33,333)	(6,378)	(4,862)
Net policyowner benefits:	$ 229,485	$ 156,970	$ 187,013

Commission and expense:
Direct	5,617	25,175	12,149
Assumed – Affiliated	7,521	-	-
Ceded - Affiliated	(502)	(200)	(602)
Net commission and expense	12,636	24,975	11,547

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9.  RETIREMENT PLANS

The Company sponsors three non-contributory defined benefit pension plans for its employees and certain affiliated employees.  These plans are the staff qualified pension plan (“retirement plan”), the agents’ qualified pension plan (“agents’ pension plan”) and the staff nonqualified pension plan (“UBF plan”). Expenses are allocated to participating companies based in a manner consistent with the allocation of employee compensation expenses.  The Company's funding policies for the two qualified pension plans are to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA").  Most pension plan assets consist of separate accounts of SLOC or other insurance company contracts.

Prior to 2006 the Company participated in the UBF plan which was sponsored by SLOC and expensed the portion of the plan cost that was allocated to the Company.  Effective January 1, 2006 the plan was divided, with the Company taking over the benefit obligation and the associated unrecognized gain/loss and prior service cost/credit.  The Company has included the allocated projected benefit obligation (“PBO”) in a separate line in the PBO reconciliation, and accounted for the plan as the Company’s own from that point forward.

The Company uses a measurement date of September 30 for its pension and other post retirement benefit plans.

On September 21, 2005, the Board of Directors of the Company approved amendments pertaining to the retirement plan including the following:

(a) To provide that no one shall become a participant in the plan after December 31, 2005;

(b) To freeze accruals under the plan as of December 31, 2005 for all participants except (i) those participants (x) who are at least age 50 and whose age plus service on January 1, 2006 equals or exceeds 60 and (y) who in 2005 chose to continue their participation in the plan (“Grandfathered participants”), (ii) those participants who are receiving severance or termination payments on December 31, 2005 and (iii) those participants who are receiving amounts paid under the Long Term Disability plan sponsored by the Company on December 31, 2005;

Due to the retirement plan changes, a $1.9 million curtailment charge was recognized in 2005.

Other post retirement benefit plans have been amended as follows:

a) To provide retiree medical coverage where the retiree pays the entire cost of coverage equal to the cost paid by active employees unless the participant is a retiree as of December 31, 2005, a "Grandfathered employee," or a “Rule 75 employee.”

A "Grandfathered employee" shall mean an active employee (i) who retires on or after January 1, 2006 and (ii) who as of January 1, 2006 is at least age 55 with 15 or more years or service and whose age plus service is at least 75.

A "Rule 75 employee" shall mean an active employee (i) who is not a Grandfathered employee, ii) who retires on or after January 1, 2006, and (iii) who, when retires, is at least age 55 with 15 or more years of service and whose age plus service is at least 75.

For Grandfathered and Rule 75 employees, retiree medical coverage is provided at a reduced cost.

On September 29, 2006, the FASB issued SFAS No. 158, “Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans,” which amends SFAS No. 87 and SFAS No. 106 to require recognition of the overfunded or underfunded status of pension and other postretirement benefit plans on the balance sheet. Under SFAS No. 158, gains and losses, prior service costs and credits, and any remaining transition amounts under SFAS No. 87 and SFAS No. 106 that have not yet been recognized through net periodic benefit cost will be recognized in accumulated other comprehensive income, net of tax effects, until they are amortized as a component of net periodic cost.  The measurement date – the date at which the benefit obligation and plan assets are measured – is required to be the Company's fiscal year end.  SFAS No. 158 is effective for publicly-held companies for fiscal years ending after December 15, 2006, except for the measurement date provisions, which are effective for fiscal years ending after December 15, 2008.  The Company adopted the balance sheet recognition provisions of SFAS No. 158 at December 31, 2006 and will adopt the year end measurement date in 2008.  As of December 31, 2007, the adoption of SFAS No. 158 as not had a material impact on the Company’s financial condition or results of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9.  RETIREMENT PLANS (CONTINUED)

Effective January 1, 2007, the agents’ pension plan was amended for a cost of living adjustment for eligible participants.

The following table sets forth the change in the retirement plan, agents’ pension plan and UBF plan projected benefit obligations and assets, as well as the plans’ funded status at December 31:

	2007	2006
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$ 261,380	$ 229,545
Other (uninsured benefit plan split)	-	28,118
Service cost	4,108	6,024
Interest cost	15,754	15,064
Actuarial gain	(11,210)	(9,862)
Benefits paid	(8,577)	(7,509)
Plan Amendments	1,302	-
Projected benefit obligation at end of year	$ 262,757	$ 261,380

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ 269,712	$ 252,096
Other	(262)	(496)
Actual return on plan assets	30,951	25,621
Benefits paid	(8,577)	(7,509)
Fair value of plan assets at end of year	$ 291,824	$ 269,712

Information on the funded status of the plan:
Funded status	$ 29,067	$ 8,332
4th quarter contribution	(710)	(1,108)
Prepaid benefit cost	$ 28,357	$ 7,224

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9.  RETIREMENT PLANS (CONTINUED)

The accumulated benefit obligation for the retirement plan, agents’ pension plan and UBF plan at December 31, 2007 and 2006 was $253.6 million and $249.4 million, respectively.

Amounts recognized in the Company’s Consolidated Balance Sheets for the retirement plan, agents’ pension plan and UBF plan consist of the following as of December 31:

	2007	2006
Other assets	$ 59,423	$ 38,345
Other liabilities	(31,066)	(31,121)
	$ 28,357	$ 7,224

Amounts recognized in the Company’s Accumulated Other Comprehensive Income (“AOCI”) consist of the following:

	2007	2006

Net actuarial gain	$ (22,103)	$ (1,923)
Prior service cost	4,529	3,564
Transition asset	(6,206)	(8,299)
	$ (23,780)	$ (6,658)

The retirement plan and agent’s pension plan are overfunded at December 31, 2007 and 2006. The funded status of the UBF plan as of December 31, 2007 and 2006 was as follows:

	2007	2006

Plan assets	$ -	$ -
Less: Projected benefit obligations	27,277	27,209
Funded status	$ (27,277)	$ (27,209)

Accumulated benefit obligation	$ 25,138	$ 24,084

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9.  RETIREMENT PLANS (CONTINUED)

The following table sets forth the components of the net periodic benefit cost and the Company’s share of net periodic benefit costs related to the retirement plan, agents’ plan, and UBF plan for the years ended December 31:

	2007	2006	2005

Components of net periodic benefit cost:
Service cost	$ 4,108	$ 6,024	$ 10,948
Interest cost	15,754	15,065	13,839
Expected return on plan assets	(21,874)	(21,672)	(20,092)
Amortization of transition obligation asset	(2,093)	(2,093)	(3,051)
Amortization of prior service cost	337	266	855
Curtailment loss	-	-	1,856
Recognized net actuarial (gain) loss	(107)	437	1,918
Net periodic benefit cost (benefit)	$ (3,875)	$ (1,973)	$ 6,273
The Company’s share of net periodic benefit cost	$ (3,875)	$ (1,973)	$ 4,116

Prior to becoming the plan sponsor of the UBF plan the cost allocated to the Company for its participation in the UBF Plan was $2.9 million for the year ended December 31, 2005.

Changes in the Company’s accumulated other comprehensive income related to the retirement plan, agents’ plan, and UBF plan for the following periods:

	2007	2006	2005

Net actuarial gain arising during the year	$ (20,287)	$ (1,923)	$ -
Net actuarial gain recognized during the year	107	-	-
Prior service cost arising during the year	1,302	3,564	-
Prior service cost recognized during the year	(337)	-	-
Transition asset recognized during the year	2,093	-	-
Transition asset arising during the year	-	(8,299)
Change in effect of additional minimum liability	-	(2,834)	2,834
Total recognized in AOCI	$ (17,122)	$ (9,492)	$ 2,834

Total recognized in net periodic benefit cost and other comprehensive income	$ (20,997)	$ (11,465)	$ 9,107

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

The estimated amounts that will be amortized from accumulated other comprehensive income into net periodic benefit costs in 2008 are as follows:

Actuarial gain	$ (792)
Prior service cost	337
Transition asset	(2,093)
Total	$ (2,548)

Assumptions

Weighted average assumptions used to determine benefit obligations for the retirement plan, agents’ pension plan, and UBF plan were as follows:

	Pension Benefits
	2007	2006	2005
Discount rate	6.35%	6.0%	5.8%
Rate of compensation increase	4.0%	4.0%	4.0%

Weighted average assumptions used to determine net benefit cost for the retirement plan, agents’ pension plan, and UBF plan were as follows:

	Pension Benefits
	2007	2006	2005

Discount rate	6.0%	5.8%	6.2%
Expected long term return on plan assets	8.25%	8.75%	8.75%
Rate of compensation increase	4.0%	4.0%	4.0%

Plan Assets

The asset allocation for the Company’s retirement plan and agents’ plan assets for 2007 and 2006 measurement, and the target allocation for 2008, by asset category, are as follows:

	Target Allocation	Percentage of Plan Assets
Asset Category	2008	2007	2006

Equity Securities	60%	65%	63%
Debt Securities	25	26	27
Commercial Mortgages	15	9	10
Total	100%	100%	100%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

The target allocations were established to reflect the Company’s investment risk posture and to achieve the desired level of return commensurate with the needs of the fund.  The target ranges are based upon a three to five year time horizon and may be changed as circumstances warrant.

The portfolio of investments should, over a period of time, earn a gross annualized rate of return that:

1)	exceeds the assumed actuarial rate;
2)	exceeds the return of customized index created by combining benchmark returns in appropriate weightings based on an average asset mix of funds; and
3)	generates a real rate of return of at least 3% after inflation, and sufficient income or liquidity to pay retirement benefits on a timely basis.

Cash Flow

Due to the over funded status of the retirement plan and the agent’s pension plan, the Company will not be making contributions to those plans in 2008. The Company will be making a contribution of $1.3 million to the UBF plan in 2008.

The Company has estimated the following future benefit payments for the years 2008 through 2017:

Pension Benefits
2008	9,320
2009	9,991
2010	10,629
2011	11,531
2012	12,495
2013 to 2017	76,413

Savings and Investment Plan

The Company sponsors and participates in a savings account that qualifies under Section 401(k) of the Internal Revenue Code (“the 401(k) Plan”) for which substantially all employees of at least age 21 are eligible to participate at date of hire. Under the 401(k) Plan, the Company matches, up to specified amounts, the employees’ contributions to the plan.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

On September 21, 2005, the Board of Directors of the Company approved amendments pertaining to the 401(k) Plan including the following.

Effective January 1, 2006, the Savings and Investment Plan also includes a retirement investment account that qualifies under Section 401(a) of the Internal Revenue Code (“the RIA”).  The Company contributes a percentage of the participant’s eligible compensation determined under the following chart based on the sum of the participant’s age and service on January 1 of the applicable plan year.

Age Plus Service	Company Contribution
Less than 40	3%
At least 40 but less than 55	5%
At least 55	7%

For RIA participants who are at least age 40 on January 1, 2006 and whose age plus service on January 1, 2006 equals or exceeds 45, the Company also contributes to the RIA from January 1, 2006 through December 31, 2015, a percentage of the participant’s eligible compensation determined under the following chart based on the participant’s age and service on January 1, 2006.

	Service
Age	Less than 5 years	5 or more years
At least 40 but less than 43	3.0%	5.0%
At least 43 but less than 45	3.5%	5.5%
At least 45	4.5%	6.5%

For RIA participants who did not become participants in the retirement plan before January 1, 2006, the Company made a one-time RIA contribution in January 2006 based on their applicable percentage from the first chart above as of January 1, 2006 and their eligible compensation paid during the period beginning on their hire date and ending on December 31, 2005.

The amount of the 2007 employer contributions under the 401(k) Plan sponsorship for the Company and its affiliates was $21.8 million.  Amounts are allocated to affiliates based on their respective employees’ contributions.  The Company’s portion of the expense was $ 16.1 million, $10.8 million and $4.6 million for the years ended December 31, 2007, 2006 and 2005, respectively.  The Company’s 2005 contribution includes a $1.6 million accrued retroactive adjustment related to the January 1, 2006 amendments to the 401(k) Plan.  This retroactive adjustment was funded in 2006.

Other Post-Retirement Benefit Plans

The Company sponsors a post-retirement benefit plan for its employees and certain affiliates employees providing certain health, dental and life insurance benefits (“post-retirement benefits”) for retired employees and dependents (the “Retirement Plan”).  Expenses are allocated to participating companies based on the number of participants.  Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition.  Life insurance benefits are generally set at a fixed amount.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

On May 31, 2007, as part of Sun Life Financial’s acquisition of EBG, the Company provided prior service credit under its retiree medical plan to the transferred EBG employees not currently eligible for those benefits under the corresponding Genworth plan.  Additionally, as part of the acquisition, the fair value of the liabilities assumed by the Company included the unfunded accumulated postretirement benefit obligation (“APBO”) attributable to the prior service cost associated with the transferred EBG employees.  The final purchase price was adjusted at May 31, 2007 to settle the unfunded APBO undertaken by the Company.

The following table sets forth the change in the post-retirement benefit plan’s obligations and assets, as well as the plans' funded status at December 31:

Change in benefit obligation:	2007	2006

Benefit obligation at beginning of year	$ 45,852	$ 51,300
Service cost	1,234	1,311
Interest cost	2,915	2,967
Actuarial loss (gain)	213	(7,220)
Benefits paid	(2,979)	(2,756)
Federal Subsidy	194	250
Unfunded APBO as a result of EBG acquisition	4,800	-
Benefit obligation at end of year	$ 52,229	$ 45,852

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ -	$ -
Employer contributions	2,979	2,756
Benefits paid	(2,979)	(2,756)
Fair value of plan assets at end of year	$ -	$ -

Information on the funded status of the plan:
Funded Status	$ (52,229)	$ (45,852)
4th quarter contribution	532	600
Unrecognized prior service cost	-	-
Accrued benefit cost	$ (51,697)	$ (45,252)

Amounts recognized in the Company’s Consolidated Balance Sheets for the post-retirement benefit plan consist of the following:

	2007	2006

Other liabilities	$ (51,697)	$ (45,252)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

Amounts recognized in the Company’ AOCI consist of the following:

	2007	2006

Net actuarial loss	$ 13,437	$ 14,070
Prior service credit	(4,551)	(5,080)
	$ 8,886	$ 8,990

The following table sets forth the components of the net periodic post-retirement benefit costs and the Company’s allocated share for the year ended December 31:

	2007	2006	2005
Components of net periodic benefit cost
Service cost	$ 1,234	$ 1,311	$ 1,333
Interest cost	2,915	2,967	2,994
Amortization of prior service cost	(529)	(529)	(241)
Recognized net actuarial loss	912	1,450	1,273
Net periodic benefit cost	$ 4,532	$ 5,199	$ 5,359

The Company’s share of net periodic benefit cost	$ 3,910	$ 4,501	$ 4,947

Changes in the Company’s AOCI for the following periods:

	2007	2006	2005

Net actuarial loss arising during the year	$ 279	$ 14,070	$ -
Net actuarial loss recognized during the year	(912)
Prior service cost arising during the year		(5,080)	-
Prior service cost recognized during the year	529
Total recognized in AOCI	$ (104)	$ 8,990	$ -

Total recognized in net periodic benefit cost and other comprehensive income	$ 3,806	$ 13,491	$ 4,947

The estimated amounts that will be amortized from accumulated other comprehensive income into net periodic benefit costs in 2008 are as follows:

Actuarial loss	$ 916
Prior service credit	(529)
Transition (asset)/obligation	-
Total	$ 387

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

9. RETIREMENT PLANS (CONTINUED)

Assumptions

Weighted average assumptions used to determine benefit obligations were as follows:

	Other Benefits
	2007	2006	2005
Discount rate	6.35%	6.0%	5.8%

Weighted average assumptions used to determine net cost were as follows:

	Other Benefits
	2007	2006	2005
Discount rate	6.0%	5.8%	6.2%

In order to measure the post-retirement benefit obligation for 2007, the Company assumed a 9% annual rate of increase in the per capita cost of covered health care benefits.  In addition, medical cost inflation is assumed to be 9.5% in 2008 and assumed to decrease gradually to 5.00% for 2013 and remain at that level thereafter.  Assumed healthcare cost trend rates have a significant effect on the amounts reported for the health care plans.  A one-percentage point change in assumed health care cost trend rates would have the following effect:

	1- Percentage-Point	1- Percentage-Point
	Increase	Decrease
Effect on Post retirement benefit obligation	$ 4,570	$ (4,152)

Effect on total of service and interest cost	$ 397	$ (372)

The Company has estimated the following future benefit payments for the years 2008 through 2017:

	Other Benefits	Expected Federal Subsidy
2008	$ 3,146	$ 236
2009	3,309	246
2010	3,474	252
2011	3,638	258
2012	3,768	260
2013 to 2017	$ 20,479	$ 1,226

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

10. FEDERAL INCOME TAXES

The Company adopted FIN 48 on January 1, 2007.  FIN 48 establishes a comprehensive reporting model which addresses how a business entity should recognize, measure, present and disclose uncertain tax positions that the entity has taken or plans to take on a tax return.

As a result of the implementation of FIN 48, the Company recognized a decrease of $5.2 million in the liability for UTBs and related net interest, which was accounted for as an increase to its January 1, 2007 balance of retained earnings.  The liability for UTBs related to permanent and temporary tax adjustments, exclusive of interest, was $63.0 million and $54.1 million at December 31, 2007 and January 1, 2007, respectively.  Of the $63.0 million, $6.4 million represents the amount of UTBs that, if recognized, would favorably affect the Company’s effective income tax rate in future periods, exclusive of any related interest.  In addition, consistent with the provisions of FIN 48, the Company reclassified $56.6 million of income taxes from deferred tax liabilities to accrued expenses and taxes at December 31, 2007.

The net increase in the tax liability for UTBs of $8.9 million since the date of adoption resulted from the following:

Balance at January 1, 2007	$54,086
Gross increases related to tax positions in prior years	20,717
Gross decreases related to tax positions in prior years	(11,760)
Gross increases related to tax positions in current year	-
Settlements	-
Close of tax examinations/statutes of limitations	-

Balance at December 31, 2007	$63,043

The Company has elected on a prospective basis, with the adoption of FIN 48, to recognize interest and penalties accrued related to UTBs in interest expense.  The Company had accrued $10.8 million of gross interest as of January 1, 2007.  During the year ended December 31, 2007, the Company recognized an additional $2.0 million in gross interest related to UTBs.  The Company has not accrued any penalties.

While the Company expects the amount of unrecognized tax liabilities to change in the next twelve months, it does not expect the change to have a significant impact on its results of operations or financial position.

The Company files federal income tax returns and income tax returns in various state and local jurisdictions.  With few exceptions, the Company is no longer subject to examinations by the tax authorities in these jurisdictions for tax years before 2001.  In August 2006, the IRS issued a Revenue Agent’s Report for the Company’s tax years 2001 and 2002.  The Company is currently at the Appeals Division of the IRS ("Appeals") with respect to the tax years 2001 and 2002.  In the first quarter of 2007, the IRS commenced an examination of the Company’s U.S. federal income tax returns for the tax years 2003 and 2004.  This examination is anticipated to be completed by August 1, 2008. While the final outcome of the appeal and ongoing tax examinations is not determinable, the Company does not believe that any adjustments would be material to its financial position.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

10. FEDERAL INCOME TAXES (CONTINUED)

The Company will file a consolidated return with SLC -U.S. Ops Holdings for the year ended December 31, 2007 as the Company did for the years ended December 31, 2006 and 2005. The Company’s subsidiaries, INDY and SLNY, will be included as part of the consolidation for the year ended December 31, 2007.  For the years ended December 31, 2006 and 2005, INDY and SLNY filed stand-alone federal income tax returns.  Sun Life Vermont, a new subsidiary in 2007, will also be included as part of the consolidated return for the year ended December 31, 2007.  A summary of the components of income tax expense (benefit) in the consolidated statements of income for the years ended December 31 is as follows:

	2007	2006	2005
Income tax (benefit) expense:
Current	$(108,526)	$(5,792)	$11,237
Deferred	84,668	4,180	28,852

Total income tax (benefit) expense	$(23,858)	$(1,612)	$40,089

Federal income taxes attributable to the Company’s consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate at 35%. The Company's effective rate differed from the federal income tax rate as follows:

	2007	2006	2005

Expected federal income tax expense	$407	$26,838	$60,210
Low income housing credit	(5,490)	(6,225)	(5,947)
Separate account dividend received deduction	(11,988)	(13,090)	(10,150)
Prior year adjustments/settlements	932	(8,396)	(2,802)
FIN 48 adjustments/settlements	(6,375)	-	-
Other items	(1,775)	(844)	(1,220)

Federal income tax (benefit) expense	(24,289)	(1,717)	40,091
State income tax expense (benefit)	431	105	(2)

Total income tax (benefit) expense	$(23,858)	$(1,612)	$40,089

The deferred income tax asset (liability) represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company's deferred tax assets and (liabilities) as of December 31 were as follows:

	2007	2006
Deferred tax assets:
Actuarial liabilities	$110,617	$128,848
Net operating loss	-	7,954
Investments, net	230,416	146,116
Total deferred tax assets	341,033	282,918

Deferred tax liabilities:
Deferred policy acquisition costs	(322,461)	(250,469)
Other	(2,627)	(28,852)
Total deferred tax liabilities	(325,088)	(279,321)

Net deferred tax asset	$15,945	$3,597

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

10. FEDERAL INCOME TAXES (CONTINUED)

The Company makes or receives payments under certain tax sharing agreements with SLC – U.S. Ops Holdings.  Under these agreements, such payments are determined based on the Company’s stand-alone taxable income (as if it were filing as a separate company) and based upon the SLC - U.S. Ops Holdings’ consolidated group’s overall taxable position.  Sun Life Vermont is subject to an adjustment in the amount payable or receivable under its Tax Allocation Agreement to the extent of a subsequent change in its stand-alone taxable income.  Sun Life Vermont is not required to pay SLC – U.S. Ops Holdings for changes in the consolidated federal tax liability that may result from changes in the timing of the utilization of Sun Life Vermont’s losses in the consolidated federal tax return.  The Company received income tax refunds of $16.2 million and $32.0 million in 2007 and 2005, respectively, and made income tax payments of $22.7 million in 2006.

11.  LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses, which is related to the Company’s group life, group disability insurance, group dental and stop loss products is summarized below:

	2007	2006

Balance at January 1	$ 36,689	$ 33,141
Less reinsurance recoverable	(5,906)	(5,886)
Net balance at January 1	30,783	27,255
Incurred related to:
Current year	96,377	26,644
Prior years	(1,805)	(1,294)
Total incurred	94,572	25,350
Paid losses related to:
Current year	(47,531)	(14,881)
Prior years	(8,867)	(6,941)
Total paid	(56,398)	(21,822)

Balance at December 31	74,878	36,689
Less reinsurance recoverable	(5,921)	(5,906)

Net balance at December 31	$ 68,957	$ 30,783

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and events occur which may impact the resolution of unsettled claims.   Changes in prior estimates are recorded in results of operations in the year such changes are made.

As a result of changes in estimates of insured events in prior years, the liability for unpaid claims and claims adjustment expense decreased by $1.8 million and $1.3 million in 2007 and 2006, respectively.  The favorable development experienced in both years was driven mainly by better than expected loss experience in group life.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

12.  LIABILITIES FOR CONTRACT GUARANTEES

The major provisions of AICPA SOP 03-1 that affect the Company require:

o	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;
o	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC; and,
o	Reporting and measuring the Company’s interest in its separate accounts as investments.

The Company offers various guarantees to certain policyholders including a return of no less than (a) total deposits made on the contract adjusted for any customer withdrawals, (b) total deposits made on the contract adjusted for any customer withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary.  These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2007:

Benefit Type	Account Balance	Net Amount at Risk [1]	Average Attained Age
Minimum Death	$ 17,771,546	$ 1,318,150	66.4
Minimum Income	$ 343,853	$ 43,233	60.3
Minimum Accumulation or Withdrawal	$ 5,321,780	$ 4,204	62.4
The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2006:

Benefit Type	Account Balance	Net Amount at Risk [1]	Average Attained Age
Minimum Death	$ 16,848,818	$ 1,612,783	66.4
Minimum Income	$ 387,699	$ 56,526	60.0
Minimum Accumulation or Withdrawal	$ 3,068,060	$ 41	61.9

1 Net amount at risk represents the difference between guaranteed benefits and account balance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

12.  LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The following roll-forward summarizes the change in reserve for the GMDBs and GMIBs for the year ended December 31, 2007:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2007	$ 39,923	$ 1,448	$ 41,371

Benefit Ratio Change / Assumption Changes	3,016	9,206	12,222
Incurred guaranteed benefits	24,841	704	25,545
Paid guaranteed benefits	(30,158)	(6,613)	(36,771)
Interest	2,051	72	2,123

Balance at December 31, 2007	$ 39,673	$ 4,817	$ 44,490

The following roll-forward summarizes the change in reserve for the GMDBs and GMIBs for the year ended December 31, 2006:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2006	$ 41,749	$ 3,000	$ 44,749

Benefit Ratio Change / Assumption Changes	(6,594)	(925)	(7,519)
Incurred guaranteed benefits	51,255	383	51,638
Paid guaranteed benefits	(49,242)	(1,153)	(50,395)
Interest	2,755	143	2,898

Balance at December 31, 2006	$ 39,923	$ 1,448	$ 41,371

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

12.  LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The liability for death and income benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments.  The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges.  The benefit ratio may be in excess of 100%.  For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance.  For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

Projected benefits and assessments used in determining the liability for contract guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected future gross profits.  Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant’s attained age.

The liability for guarantees is re-evaluated regularly, and adjustments are made to the liability balance through a charge or credit to policyholder benefits.

Guaranteed minimum accumulation benefits (“GMABs”) and withdrawal benefits (“GMWBs”) are considered to be derivatives under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and are recorded at fair value through earnings.  The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a fifty-year projection.  Policyholder assumptions are based on experience studies and industry standards.  The net balance of GMABs and GMWBs constituted (a liability) an asset in the amount of $(37.4) million and $8.4 million at December 31, 2007 and 2006, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

13. DEFERRED POLICY ACQUISITION COSTS (DAC)

The changes in DAC for the years ended December 31 were as follows:

	2007	2006
Balance at January 1	$1,234,206	$1,341,377
Acquisition costs deferred	356,087	264,648
Amortized to expense during the year	(169,799)	(391,585)
Adjustment for unrealized investment losses during the year	182,903	19,766
Balance at December 31	$1,603,397	$1,234,206

14. VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

The changes in VOBA and customer renewals acquired for the years ended December 31 were as follows:

	2007	2006
Balance at January 1	$47,744	$53,670
Amount capitalized due to acquisition of new business	23,854	-
Amortized to expense during the year	(19,322)	(7,597)
Adjustment for unrealized investment (gains) losses during the year	(470)	1,671
Balance at December 31	$51,806	$47,744

Additions to VOBA and customer renewals acquired were a result of the SLHIC to SLNY asset transfer, as described in Footnote 1.  VOBA transferred was $7.6 million and the value of customer renewals transferred was $16.2 million.

15. CONSOLIDATING FINANCIAL INFORMATION

The following consolidating financial statements are provided in compliance with Regulation S-X of the U.S. Securities and Exchange Commission (the “SEC”) and in accordance with SEC Rule 12h-5.

The Company’s wholly-owned subsidiary, SLNY, sells, among other products, combination fixed and variable annuity contracts (the “contracts”) in the State of New York.  These contracts contain a fixed investment option, where interest is paid at a guaranteed rate for a specified period of time, and withdrawals made before the end of the specified period may be subject to a market value adjustment that can increase or decrease the amount of the withdrawal proceeds (the “fixed investment option period”).  Effective September 27, 2007, the Company provided a full and unconditional guarantee (the “guarantee”) of SLNY’s obligation related to SLNY contracts’ fixed investment option period related to policies currently in-force or sold on or after September 30, 2007.  The guarantee relieves SLNY of its obligation to file annual, quarterly, and current reports with the SEC on Form 10-K, Form 10-Q and Form 8-K.

In the following presentation of consolidating financial statements, the term "SLUS as Parent" is used to denote the Company as a stand-alone entity, isolated from its subsidiaries and the term "Other Subs" is used to denote the Company's other subsidiaries, with the exception of SLNY.  All consolidating financial statements are presented in thousands.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Income
For the year ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$15,330	$95,286	$-	$-	$110,616
Net investment income	941,185	94,309	63,098	-	1,098,592
Net derivative loss	(185,682)	(3,967)	(3,475)	-	(193,124)
Net realized investment losses	(57,547)	(3,487)	(14)	-	(61,048)
Fee and other income	445,248	26,648	8,008	-	479,904
Subordinated notes early redemption premium	-	-	25,578	-	25,578

Total revenues	1,158,534	208,789	93,195	-	1,460,518

Benefits and Expenses

Interest credited	571,309	51,390	7,124	-	629,823
Interest expense	75,052	74	26,406	-	101,532
Policyowner benefits	155,903	69,309	4,273	-	229,485
Amortization of DAC and VOBA	165,666	19,921	3,534	-	189,121
Other operating expenses	238,810	37,061	7,944	-	283,815
Partnership capital securities early redemption payment	-	-	25,578	-	25,578

Total benefits and expenses	1,206,740	177,755	74,859	-	1,459,354

(Loss) income before income tax (benefit) expense	(48,206)	31,034	18,336	-	1,164

Income tax (benefit) expense	(40,222)	10,231	6,133	-	(23,858)
Equity in the net income of subsidiaries	33,006	-	1,811	(34,817)	-

Net income	$25,022	$20,803	$14,014	$(34,817)	$25,022

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Income
For the year ended December 31, 2006

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$20,870	$38,322	$-	$-	$59,192
Net investment income	1,049,425	97,365	59,784	(493)	1,206,081
Net derivative income	8,596	-	-	493	9,089
Net realized investment losses	(38,327)	(6,081)	(103)	-	(44,511)
Fee and other income	375,144	21,083	2,395	-	398,622

Total revenues	1,415,708	150,689	62,076	-	1,628,473

Benefits and Expenses

Interest credited	573,178	56,379	3,848	-	633,405
Interest expense	79,637	-	51,157	8	130,802
Policyowner benefits	126,393	29,257	1,320	-	156,970
Amortization of DAC and VOBA	380,760	18,422	-	-	399,182
Other operating expenses	207,903	22,988	551	(8)	231,434

Total benefits and expenses	1,367,871	127,046	56,876	-	1,551,793

Income before income tax expense	47,837	23,643	5,200	-	76,680

Income tax (benefit) expense	(10,495)	7,410	1,473	-	(1,612)
Equity in the net income of subsidiaries	19,960	-	3,096	(23,056)	-

Net income	$78,292	$16,233	$6,823	$(23,056)	$78,292

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Income
For the year ended December 31, 2005

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$19,735	$32,247	$-	$-	$51,982
Net investment income	958,397	94,264	59,599	269	1,112,529
Net derivative income	16,743	-	-	(269)	16,474
Net realized investment gains (losses)	20,924	(4,086)	87	-	16,925
Fee and other income	346,449	13,578	2,248	-	362,275

Total revenues	1,362,248	136,003	61,934	-	1,560,185

Benefits and Expenses

Interest credited	567,028	69,641	833	-	637,502
Interest expense	72,122	-	51,157	-	123,279
Policyowner benefits	161,350	25,663	-	-	187,013
Amortization of DAC and VOBA	234,330	9,491	-	-	243,821
Other operating expenses	172,753	23,489	301	-	196,543

Total benefits and expenses	1,207,583	128,284	52,291	-	1,388,158

Income before income tax expense, and minority interest share of loss	154,665	7,719	9,643	-	172,027

Income tax expense	34,757	2,278	3,054	-	40,089
Equity in the net income of subsidiaries	12,030	-	3,074	(15,104)	-
Minority interest share of loss	(1,214)	-	-	-	(1,214)

Net income	$133,152	$5,441	$9,663	$(15,104)	$133,152

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
ASSETS

Investments
Available-for-sale fixed maturities at fair value	$10,157,376	$1,288,568	$57,286	$-	$11,503,230
Trading fixed maturities at fair value	3,288,671	-	578,340	-	3,867,011
Investment in subsidiaries	559,851	-	-	(559,851)	-
Mortgage loans	2,146,286	170,205	1,850	-	2,318,341
Derivative instruments – receivable	609,261	-	-	-	609,261
Limited partnerships	164,464	-	-	-	164,464
Real estate	157,147	-	44,630	-	201,777
Policy loans	686,099	118	26,416	-	712,633
Other invested assets	499,538	69,138	-	-	568,676
Cash and cash equivalents	415,494	65,901	688,306	-	1,169,701
Total investments and cash	18,684,187	1,593,930	1,396,828	(559,851)	21,115,094

Accrued investment income	268,732	15,245	6,386	-	290,363
Deferred policy acquisition costs	1,469,976	118,126	15,295	-	1,603,397
Value of business and customer renewals acquired	35,735	16,071	-	-	51,806
Net deferred tax asset	171,899	-	-	(155,954)	15,945
Goodwill	658,051	45,167	5,611	-	708,829
Receivable for investments sold	2,796	615	71	-	3,482
Reinsurance receivable	1,937,814	123,214	648,221	-	2,709,249
Other assets	278,573	32,877	155,221	(154,672)	311,999
Separate account assets	23,996,463	929,008	71,132	-	24,996,603

Total assets	$47,504,226	$2,874,253	$2,298,765	$(870,477)	$51,806,767

LIABILITIES

Contractholder deposit funds and other policy liabilities	$16,361,329	$1,285,259	$615,981	$-	$18,262,569
Future contract and policy benefits	706,657	93,001	23,930	-	823,588
Payable for investments purchased	169,606	635	28,969	-	199,210
Accrued expenses and taxes	169,532	22,915	85,290	(154,672)	123,065
Deferred tax liability	-	1,045	154,909	(155,954)	-
Debt payable to affiliates	945,000	-	1,000,000	-	1,945,000
Reinsurance payable to affiliate	1,574,517	117,367	-	-	1,691,884
Derivative instruments – payable	446,508	-	132	-	446,640
Other liabilities	704,467	107,458	76,136	-	888,061
Separate account liabilities	23,996,463	929,008	71,132	-	24,996,603

Total liabilities	45,074,079	2,556,688	2,056,479	(310,626)	49,376,620

STOCKHOLDER’S EQUITY

Common stock	$6,437	$2,100	$2,542	$(4,642)	$6,437
Additional paid-in capital	2,146,436	239,963	274,555	(514,518)	2,146,436
Accumulated other comprehensive loss	(92,403)	(11,924)	(1,333)	13,257	(92,403)
Retained earnings	369,677	87,426	(33,478)	(53,948)	369,677

Total stockholder’s equity	2,430,147	317,565	242,286	(559,851)	2,430,147

Total liabilities and stockholder’s equity	$47,504,226	$2,874,253	$2,298,765	$(870,477)	$51,806,767

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2006

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
ASSETS

Investments
Available-for-sale fixed maturities at fair value	$12,061,211	$1,463,043	$113,719	$-	$13,637,973
Trading fixed maturities at fair value	3,856,053	-	-	-	3,856,053
Subordinated note from affiliate held-to-maturity	-	-	600,000	-	600,000
Investment in subsidiaries	449,307	-	63,952	(513,259)	-
Mortgage loans	2,111,884	161,292	-	-	2,273,176
Derivative instruments – receivable	653,854	-	-	-	653,854
Limited partnerships	193,728	-	-	-	193,728
Real estate	157,281	-	29,610	-	186,891
Policy loans	672,553	139	36,934	-	709,626
Other invested assets	884,304	65,922	-	-	950,226
Cash and cash equivalents	513,190	54,231	10,659	-	578,080
Total investments and cash	21,553,365	1,744,627	854,874	(513,259)	23,639,607

Accrued investment income	266,141	15,125	9,952	-	291,218
Deferred policy acquisition costs	1,149,185	85,021	-	-	1,234,206
Value of business acquired	47,744	-	-	-	47,744
Net deferred tax asset	8,587	-	1,963	(6,953)	3,597
Goodwill	658,052	37,788	5,611	-	701,451
Receivable for investments sold	30,146	1,244	1,851	-	33,241
Reinsurance receivable	1,812,093	5,906	-	-	1,817,999
Other assets	136,406	15,146	1,678	-	153,230
Separate account assets	20,190,709	796,827	72,719	-	21,060,255

Total assets	$45,852,428	$2,701,684	$948,648	$(520,212)	$48,982,548

LIABILITIES

Contractholder deposit funds and other policy liabilities	$17,945,270	$1,437,396	$45,959	$-	$19,428,625
Future contract and policy benefits	696,012	54,100	-	-	750,112
Payable for investments purchased	210,668	5,735	2,062	-	218,465
Accrued expenses and taxes	141,607	-	213	2,875	144,695
Deferred tax liability	-	6,953	-	(6,953)	-
Debt payable to affiliates	1,325,000	-	-	-	1,325,000
Partnership capital securities	-	-	607,826	-	607,826
Reinsurance payable to affiliate	1,605,626	-	-	-	1,605,626
Derivative instruments – payable	160,504	-	-	-	160,504
Other liabilities	1,073,678	90,517	16,766	(2,875)	1,178,086
Separate account liabilities	20,190,709	796,827	72,719	-	21,060,255

Total liabilities	43,349,074	2,391,528	745,545	(6,953)	46,479,194

STOCKHOLDER’S EQUITY

Common stock	$6,437	$2,100	$2,542	$(4,642)	$6,437
Additional paid-in capital	2,143,408	239,963	185,529	(425,492)	2,143,408
Accumulated other comprehensive income	14,030	1,432	1,369	(2,801)	14,030
Retained earnings	339,479	66,661	13,663	(80,324)	339,479

Total stockholder’s equity	2,503,354	310,156	203,103	(513,259)	2,503,354

Total liabilities and stockholder’s equity	$45,852,428	$2,701,684	$948,648	$(520,212)	$48,982,548

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the year ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net income from operations	$25,022	$20,803	$14,014	$(34,817)	$25,022
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of discount and premiums	38,661	1,782	225	-	40,668
Amortization of DAC, VOBA and SIA	165,666	19,921	3,534	-	189,121
Depreciation and amortization	6,467	164	829	-	7,460
Net loss on derivatives	124,290	3,970	3,243	-	131,503
Net realized losses on available-for-sale investments	57,547	3,487	14	-	61,048
Changes in fair value of trading investments	89,159	-	(761)	-	88,398
Net realized gains on trading investments	(3,438)	-	(1,217)	-	(4,655)
Net change in unrealized and undistributed gains in private equity limited partnerships	(23,027)	-	-	-	(23,027)
Interest credited to contractholder deposits	571,309	51,390	7,124	-	629,823
Deferred federal income taxes	(114,110)	290	157,186	-	43,366
Equity in net income of subsidiaries	(33,006)	-	(1,811)	34,817	-
Changes in assets and liabilities:
DAC and VOBA additions	(304,466)	(56,650)	(18,825)	-	(379,941)
Accrued investment income	(2,591)	(120)	3,566	-	855
Net reinsurance receivable/payable	127,619	59	(94,517)	-	33,161
Future contract and policy benefits	3,184	39,436	23,930	-	66,550
Dividends received from subsidiaries	63,995	-	-	(63,995)	-
Other, net	(122,356)	4,931	(16,931)	-	(134,356)
Purchases of trading fixed maturities, net of sales	475,340	-	(576,176)	-	(100,836)

Net cash provided by operating activities	1,145,265	89,463	(496,573)	(63,995)	674,160

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	3,847,569	337,825	67,386	-	4,252,780
Mortgage loans	314,620	40,526	-	-	355,146
Other invested assets	669,930	24	960	(3,231)	667,683
Redemption of subordinated note from affiliate	-	-	600,000	-	600,000
Purchases of:
Available-for-sale fixed maturities	(2,366,255)	(205,932)	14,346	-	(2,557,841)
Mortgage loans	(348,256)	(49,460)	(1,850)	-	(399,566)
Real estate	(3,590)	-	(15,849)	-	(19,439)
Other invested assets	(57,864)	(3,231)	-	3,231	(57,864)
Net change in other investing activities	(365,012)	3,231	-	-	(361,781)
Net change in policy loans	(13,546)	21	10,518	-	(3,007)
Early redemption premium	-	-	25,578	-	25,578

Net cash provided by investing activities	$1,677,596	$123,004	$701,089	$-	$2,501,689

Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the year ended December 31, 2007

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,725,614	$180,702	$18,468	$-	$1,924,784
Withdrawals from contractholder deposit funds	(4,132,822)	(388,199)	(12,384)	-	(4,533,405)
Repayments of debt	(380,000)	-	(600,000)	-	(980,000)
Issuance of debt	-	-	1,000,000	-	1,000,000
Dividends paid to parent	-	-	(63,995)	63,995	-
Early redemption payment	-	-	(25,578)	-	(25,578)
Additional capital contributed to subsidiaries	(156,620)	-	156,620	-	-
Other, net	23,271	6,700	-	-	29,971

Net cash used in financing activities	(2,920,557)	(200,797)	473,131	63,995	(2,584,228)

Net change in cash and cash equivalents	(97,696)	11,670	677,647	-	591,621

Cash and cash equivalents, beginning of period	513,190	54,231	10,659	-	578,080

Cash and cash equivalents, end of period	$415,494	$65,901	$688,306	$-	$1,169,701

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the year ended December 31, 2006

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net income from operations	$78,292	$16,233	$6,823	$(23,056)	$78,292
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Amortization of discount and premiums	53,995	3,956	801	-	58,752
Amortization of DAC and VOBA	380,760	18,422	-	-	399,182
Depreciation and amortization	4,008	-	600	-	4,608
Net gains on derivatives	(11,360)	-	-	(493)	(11,853)
Net realized losses on available-for-sale investments	38,328	6,081	102	-	44,511
Changes in fair value of trading investments	(15,235)	-	-	-	(15,235)
Net realized gains on trading investments	(373)	-	-	-	(373)
Net change in unrealized and undistributed gains in private equity limited partnerships	(29,120)	-	-	-	(29,120)
Interest credited to contractholder deposits	573,178	56,379	3,848	-	633,405
Deferred federal income taxes	(6,146)	10,193	133	-	4,180
Equity in net income of subsidiaries	(19,960)	-	(3,096)	23,056	-
Changes in assets and liabilities:
Deferred acquisition cost additions	(238,986)	(23,909)	-	-	(262,895)
Accrued investment income	(32,925)	3,275	(61)	-	(29,711)
Net reinsurance receivable/payable	77,083	(20)	-	-	77,063
Future contract and policy benefits	(9,725)	3,106	-	-	(6,619)
Dividends received from subsidiaries	8,000	-	-	(8,000)	-
Other, net	39,943	(24,855)	(1,313)	493	14,268
Purchases of trading fixed maturities, net of sales	(1,866,153)	-	-	-	(1,866,153)

Net cash (used in) provided by operating activities	(976,396)	68,861	7,837	(8,000)	(907,698)

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	5,041,508	757,662	73,020	-	5,872,190
Mortgage loans	218,849	29,415	-	-	248,264
Other invested assets	184,646	-	-	-	184,646
Purchases of:
Available-for-sale fixed maturities	(3,380,467)	(549,218)	(72,559)	-	(4,002,244)
Mortgage loans	(734,307)	(46,285)	-	-	(780,592)
Real estate	(20,464)	-	(155)	-	(20,619)
Other invested assets	(423,635)	(65,858)	-	-	(489,493)
Net change in other investing activities	333,669	65,845	-	-	399,514
Net change in policy loans	(9,979)	49	2,073	-	(7,857)

Net cash provided by investing activities	$1,209,820	$191,610	$2,379	$-	$1,403,809

Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the year ended December 31, 2006

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$3,395,794	$121,837	$-	$2,507	$3,520,138
Withdrawals from contractholder deposit funds	(3,301,631)	(382,617)	(3,596)	(2,507)	(3,690,351)
Issuance of debt	200,000	-	-	-	200,000
Dividends paid to parent	(300,000)	-	(8,000)	8,000	(300,000)
Additional capital contributed to subsidiaries	(265)	-	265	-	-
Other, net	4,528	-	-	-	4,528

Net cash provided by (used in) financing activities	(1,574)	(260,780)	(11,331)	8,000	(265,685)

Net change in cash and cash equivalents	231,850	(309)	(1,115)	-	230,426

Cash and cash equivalents, beginning of period	281,340	54,540	11,774	-	347,654

Cash and cash equivalents, end of period	$513,190	$54,231	$10,659	$-	$578,080

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the year ended December 31, 2005

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net income from operations	$133,152	$5,441	$9,663	$(15,104)	$133,152
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Minority interest in loss	(1,214)	-	-	-	(1,214)
Amortization of discount and premiums	63,251	7,224	882	-	71,357
Amortization of DAC and VOBA	234,330	9,491	-	-	243,821
Depreciation and amortization	3,338	-	647	-	3,985
Net (gains) losses on derivatives	(77,294)	-	-	269	(77,025)
Net realized (gain) loss on available-for-sale investments	(20,924)	4,086	(87)	-	(16,925)
Changes in fair value of trading investments	80,324	-	-	-	80,324
Net realized gains on trading	(11,162))	-	-	-	(11,162)
Net change in unrealized and undistributed gains in private equity limited partnerships	(48,244)	-	-	-	(48,244)
Interest credited to contractholder deposits	567,028	69,641	833	-	637,502
Deferred federal income taxes	22,860	(947)	134	-	22,047
Equity in net income of subsidiaries	(12,030)	-	(3,074)	15,104	-
Changes in assets and liabilities:
Deferred acquisition cost additions	(252,271)	(9,646)	-	-	(261,917)
Accrued investment income	17,191	844	(119)	-	17,916
Net reinsurance receivable/payable	85,381	495	-	-	85,876
Future contract and policy benefits	24,387	736	-	-	25,123
Other, net	25,350	29,109	(654)	(269)	53,536
Purchases of trading fixed maturities, net of sales	(651,921)	-	-	-	(651,921)

Net cash (used in) provided by operating activities	181,532	116,474	8,225	-	306,231

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	4,955,938	673,665	55,405	-	5,685,008
Mortgage loans	109,854	7,584	-	-	117,438
Real estate	947	-	-	-	947
Other invested assets	483,700	-	-	-	483,700
Net cash from sale of subsidiary	17,040	-	-	-	17,040
Purchases of:
Available-for-sale fixed maturities	(4,642,052)	(568,813)	(58,346)	-	(5,269,211)
Mortgage loans	(374,931)	(15,445)	-	-	(390,376)
Real estate	(6,264)	-	(384)	-	(6,648)
Other invested assets	(171,539)	-	-	-	(171,539)
Net change in other investing activities	(239,910)	-	-	-	(239,910)
Net change in policy loans	(5,471)	(35)	42	-	(5,464)
Net change in short-term investments	(4,576)	-	-	-	(4,576)

Net cash provided by investing activities	$122,736	$96,956	$(3,283)	$-	$216,409
Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the year ended December 31, 2005

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$2,663,596	$53,495	$-	$3050	$2,720,141
Withdrawals from contractholder deposit funds	(3,142,775)	(255,647)	(2,996)	(3050)	(3,404,468)
Issuance of debt	100,000	-	-	-	100,000
Dividends paid to parent	(150,600)	-	-	-	(150,600)
Additional capital contributed to subsidiaries	(340)	-	340	-	-
Other, net	6,992	-	-	-	6,992

Net cash provided by (used in) financing activities	(523,127)	(202,152)	(2,656)	-	(727,935)

Net change in cash and cash equivalents	(218,859)	11,278	2,286	-	(205,295)

Cash and cash equivalents, beginning of period	500,199	43,262	9,488	-	552,949

Cash and cash equivalents, end of period	$281,340	$54,540	$11,774	$-	$347,654

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

16. SEGMENT INFORMATION

As described below, the Company conducts business principally in three operating segments and maintains a Corporate Segment to provide for the capital needs of the three operating segments and to engage in other financing related activities. Each segment is defined consistently with the way results are evaluated by the chief operating decision-maker.

Net investment income is allocated based on segmented assets by line of business.  Allocations of operating expenses among segments are made using both standard rates and actual expenses incurred.  Management evaluates the results of the operating segments on an after-tax basis.  The Company does not depend on one or a few customers, brokers or agents for a significant portion of its operations.

Effective January 1, 2006, the Company adopted a new capital allocation methodology for measurement of segment operating results to more closely align with rating agency standards.  The changes impact the amount of capital and income on capital that is allocated to the Wealth Management, Individual Protection and Group Protection Segments from the Corporate Segment.

Wealth Management

The Wealth Management Segment markets, sells and administers funding agreements, individual and group variable annuity products, individual and group fixed annuity products and other retirement benefit products.  These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies.  The Company uses derivative instruments to manage the risks inherent in the contract options.  Additionally, the Company consolidates the CARS Trust as a component of the Wealth Management Segment.

Individual Protection

The Individual Protection Segment markets, sells and administers a variety of life insurance products sold to individuals and corporate owners of life insurance. The products include whole life, universal life and variable life products.

Group Protection

The Group Protection Segment markets, sells and administers group life, long-term disability, short-term disability, dental and stop loss insurance to small and mid-size employers in the State of New York, through the Company's subsidiary, SLNY.

Corporate

The Corporate Segment includes the unallocated capital of the Company, its debt financing, certain consolidated investments in VIEs, and items not otherwise attributable to the other segments.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

16. SEGMENT INFORMATION (CONTINUED)

The following amounts pertain to the various business segments:

	Year ended December 31, 2007

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$ 1,087,817	$ 184,315	$ 97,657	$ 90,729	$ 1,460,518
Total expenditures	1,139,538	148,122	93,950	77,744	1,459,354
(Loss) income before income tax (benefit) expense	(51,721)	36,193	3,707	12,985	1,164

Net (loss) income	(19,734)	23,665	2,409	18,682	25,022

Total assets	$ 39,855,777	$ 10,767,117	$ 121,096	$1,062,777	$ 51,806,767

	Year ended December 31, 2006

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$ 1,386,626	$ 101,447	$ 39,833	$ 100,567	$ 1,628,473
Total expenditures	1,354,554	95,815	35,356	66,068	1,551,793
Income before income tax expense	32,072	5,632	4,477	34,499	76,680

Net income	39,857	3,801	2,910	31,724	78,292

Total assets	$ 41,485,295	$ 5,784,705	$ 78,838	$1,633,710	$ 48,982,548

	Year ended December 31, 2005

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$ 1,342,509	$ 74,535	$ 32,604	$ 110,537	$ 1,560,185
Total expenditures	1,220,198	70,991	32,333	64,636	1,388,158
Income before income tax expense and minority interest	122,311	3,544	271	45,901	172,027

Net income	93,570	2,443	176	36,963	133,152

Total assets	$ 38,631,963	$ 6,005,424	$ 55,319	$1,314,140	$ 46,006,846

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

17.  REGULATORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on a statutory accounting basis prescribed or permitted by such authorities.  For the years ended December 31, 2007, 2006 and 2005, there were no permitted practices followed.  Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions, and deferred income taxes are calculated differently.  The Company’s statutory financials are not prepared on a consolidated basis.

At December 31, the Company and its insurance subsidiaries combined statutory capital and surplus and net income were as follows:

	Unaudited for the Years ended December 31,
	2007	2006	2005

Statutory capital and surplus	$ 1,790,457	$ 1,610,425	$ 1,778,241
Statutory net (loss) income	(913,114)	123,305	140,827

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

18. DIVIDEND RESTRICTIONS

The Company’s and its insurance company subsidiaries’ ability to pay dividends is subject to certain statutory restrictions.  Delaware, New York, Rhode Island, and Vermont have enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without prior approval of the Delaware Commissioner of Insurance is limited to the greater of (i) ten percent of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year.  Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance.  The Company is permitted to pay dividends up to a maximum of $179.0 million in 2008 without prior approval from the Delaware Commissioner of Insurance.

In 2007, the Company did not pay any dividends to the Parent.  In 2006, the Company’s board of directors approved and the Company paid a $300.0 million dividend to the Parent.  In 2005, the Company’s board of directors approved and the Company paid a $200.0 million dividend to the Parent, consisting of $150.6 million in cash and $49.4 million in notes.

New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance, where the aggregate amount of such dividends in any calendar year does not exceed the lesser of: (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains.  SLNY is permitted to pay dividends up to a maximum of $20.7 million in 2008 without prior approval from the New York Commissioner of Insurance.  No dividends were paid by SLNY during 2007, 2006 or 2005.

Rhode Island law requires prior regulatory approval for any dividend where the amount of such dividend paid during the preceding twelve-month period would exceed the lesser of (i) ten percent of the insurance company’s surplus as of the December 31 next preceding, or (ii) its net gain from operations, not including realized capital gains, for the immediately preceding calendar year, excluding pro rata distributions of any class of the insurance company’s own securities.  INDY is permitted to pay dividends up to a maximum of $2.3 million in 2008 without prior approval from the Rhode Island Commissioner of Insurance.  .No dividends were paid by INDY during 2007, 2006 or 2005.

The Company’s new Vermont domestic insurance company subsidiary, Sun Life Vermont, is permitted to pay dividends only to the extent that its surplus and capital exceeds specified risk-based capital levels.  Sun Life Vermont may declare and pay dividends or distributions with respect to its common stock from its capital and surplus, subject to the following: (i) its total adjusted capital will equal or exceed 200% of its company action level risk-based capital after giving effect to the dividend or distribution and (ii) notice of each dividend or distribution is provided to the Vermont regulator within five days following the payment of the dividend or distribution.  No dividends were paid by Sun Life Vermont during 2007.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the years ended December 31, 2007, 2006 and 2005

19. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME

The components of accumulated other comprehensive (loss) income as of December 31 were as follows:

	2007	2006	2005
Unrealized (losses) gains on available-for-sale securities	$ (317,402)	$ 38,400	$ 56,493
Changes in reserves due to unrealized (losses) gains on available-for-sale securities	(26,702)	(9,346)	(22,039)
Unrealized gains (losses) on pension and other postretirement plan adjustments	14,894	(2,332)	(2,834)
Changes in DAC due to unrealized (losses) gains on available-for-sale securities	189,687	(2,719)	(12,842)
Changes in VOBA due to unrealized (losses) gains on available-for-sale securities	-	470	(1,201)
Tax effect and other	47,120	(10,443)	1,683

Accumulated Other Comprehensive (Loss) Income	$ (92,403)	$ 14,030	$ 19,260

20. COMMITMENTS AND CONTINGENCIES

Regulation and Regulatory Developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants.  Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments.  Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Litigation, Income Taxes and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends-received-deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts.  Revenue Ruling 2006-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD.  New DRD regulations that the IRS proposes for issuance on this matter will be subject to public comment, at which time the insurance industry and other interested parties will have the opportunity to raise comments and questions about the content, scope, and application of new regulations.  The timing, substance, and effective date of the new regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company ultimately receives.  For the year ended December 31, 2007, the Company recorded a benefit of $12.0 million related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations or cash flows of the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2007, 2006 and 2005

20. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements.  The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company’s by-laws.  The Company believes any potential liability under these agreements is neither probable nor estimatable. Therefore, the Company has not recorded any associated liability.

Lease Commitments

The Company leases various facilities and equipment under operating leases with terms of up to six years. As of December 31, 2007, minimum future lease payments under such leases were as follows:

2008	$ 1,377
2009	283
2010	45
Total	$ 1,705

Total rental expense for the years ended December 31, 2007, 2006 and 2005 was $9.4 million, $7.6 million and $8.5 million, respectively.

The Company has four noncancelable sublease agreements that expire on March 31, 2008.  As of December 31, 2007, the minimum future lease payments under the sublease agreements was $0.3 million.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Sun Life Assurance Company of Canada (U.S.)
Wellesley Hills, Massachusetts

We have audited the accompanying consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and subsidiaries (the "Company") as of December 31, 2007 and 2006, and the related consolidated statements of income, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2007.  Our audits also included the financial statement schedules listed in the Index at Item 15.  These financial statements and financial statement schedules are the responsibility of the Company's management.  Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and subsidiaries as of December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.  Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, effective January 1, 2007, the Company adopted the provisions of the Financial Accounting Standards Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No.109”.

DELOITTE & TOUCHE LLP

/s/ Deloitte & Touche LLP
Boston, Massachusetts
March 27, 2008

KEYPORT VARIABLE ACCOUNT A
Statements of Condition
December 31, 2007
Assets
Investment in:	Shares	Cost	Value

AIM Variable Insurance Funds, Inc.:
AIM VI Capital Appreciation Series I Sub-Account (“AIM VI Capital Appreciation Series I”)	447,165	$15,308,696	$13,133,244
AIM VI Core Equity Fund Sub-Account (“AIM VI Core Equity Fund”)	492,266	12,345,203	14,329,861
AIM VI International Growth Series I Sub-Account (“AIM VI International Growth Series I”)	1,012,457	20,785,247	34,048,917

Alger American Fund:
Alger American Small Capitalization Portfolio Sub-Account (“Alger American Small Capitalization Portfolio”)	211,610	8,775,488	7,050,852

AllianceBernstein Variable Products Series Fund, Inc.:
AllianceBernstein Balanced Shared Portfolio (B) Sub-Account (“AllianceBernstein Balanced Shared Portfolio (B)”)	38,897	673,683	769,776
AllianceBernstein Global Bond Portfolio (A) Sub-Account (“AllianceBernstein Global Bond Portfolio (A)”)	588,849	6,725,159	7,284,062
AllianceBernstein Global Bond Portfolio (B) Sub-Account (“AllianceBernstein Global Bond Portfolio (B)”)	227,080	2,538,988	2,781,730
AllianceBernstein Global Technology Portfolio (B) Sub-Account (“AllianceBernstein Global Technology Portfolio (B)”)	550,305	17,862,641	11,176,689
AllianceBernstein Growth & Income Portfolio (A) Sub-Account (“AllianceBernstein Growth & Income Portfolio (A)”)	92,082	2,004,413	2,469,628
AllianceBernstein Growth & Income Portfolio (B) Sub-Account (“AllianceBernstein Growth & Income Portfolio (B)”)	1,429,261	32,583,545	37,946,873
AllianceBernstein Growth Portfolio (B) Sub-Account (“AllianceBernstein Growth Portfolio (B)”)	34,555	571,190	774,720
AllianceBernstein International Growth Portfolio (B) Sub-Account (“AllianceBernstein International Growth Portfolio (B)”)	307,118	5,907,815	7,595,038
AllianceBernstein Real Estate Investment Portfolio (A) Sub-Account (“AllianceBernstein Real Estate Investment Portfolio (A)”)	28,700	279,874	465,804

Brinson Series Trust:
U.S. Allocation Portfolio Sub-Account (“U.S. Allocation Portfolio”)	294,040	4,854,423	4,498,808

Columbia Funds Variable Insurance Trust:
Columbia Asset Allocation Fund, VS (A) Sub-Account (“Columbia Asset Allocation Fund, VS (A)”)	2,375,982	37,056,702	36,233,728
Columbia Asset Allocation Fund, VS (B) Sub-Account (“Columbia Asset Allocation Fund, VS (B)”)	2,558,672	39,350,732	38,840,639
Columbia Federal Securities Fund, VS (A) Sub-Account (“Columbia Federal Securities Fund, VS (A)”)	1,687,664	17,803,687	17,669,845
Columbia Federal Securities Fund, VS (B) Sub-Account (“Columbia Federal Securities Fund, VS (B)”)	5,672,396	60,195,513	58,936,195
Columbia High Yield Fund, VS (A) Sub-Account (“Columbia High Yield Fund, VS (A)”)	252,978	2,800,407	2,818,179
Columbia High Yield Fund, VS (B) Sub-Account (“Columbia High Yield Fund, VS (B)”)	965,664	10,690,176	10,747,844
Columbia International Fund , VS (A) Sub-Account (“Columbia International Fund , VS (A)”)	12,663,932	25,578,132	27,227,453
Columbia International Fund , VS (B) Sub-Account (“Columbia International Fund , VS (B)”)	1,899,661	2,501,600	4,046,278
Columbia Large Cap Growth Stock Fund, VS (A) Sub-Account (“Columbia Large Cap Growth Stock Fund, VS (A)”)	543,679	18,728,795	17,044,341
Columbia Large Cap Growth Stock Fund, VS (B) Sub-Account (“Columbia Large Cap Growth Stock Fund, VS (B)”)	447,810	22,369,355	13,980,637
Columbia Large Cap Value Fund, VS (A) Sub-Account (“Columbia Large Cap Value Fund, VS (A)”)	3,307,406	58,050,111	61,352,376
Columbia Large Cap Value Fund, VS (B) Sub-Account (“Columbia Large Cap Value Fund, VS (B)”)	1,569,849	26,837,497	28,995,120
Columbia Mid Cap Value Fund, VS (A) Sub-Account (“Columbia Mid Cap Value Fund, VS (A)”)	11,991	166,537	213,805
Columbia Mid Cap Value Fund, VS (B) Sub-Account (“Columbia Mid Cap Value Fund, VS (B)”)	1,780,946	25,044,596	31,665,215
Columbia Money Market Fund, VS (A) Sub-Account (“Columbia Money Market Fund, VS (A)”)	97,342,901	97,342,901	97,342,901
Columbia S&P 500 Index Fund, VS (A) Sub-Account (“Columbia S&P 500 Index Fund, VS (A)”)	8,952	106,668	115,214
Columbia S&P 500 Index Fund, VS (B) Sub-Account (“Columbia S&P 500 Index Fund, VS (B)”)	2,804,527	29,243,181	35,869,904
Columbia Small Cap Value Fund, VS (A) Sub-Account (“Columbia Small Cap Value Fund, VS (A)”)	284,340	2,587,905	5,140,860
Columbia Small Cap Value Fund, VS (B) Sub-Account (“Columbia Small Cap Value Fund, VS (B)”)	739,772	8,009,834	13,323,300
Columbia Small Company Growth Fund, VS (A) Sub-Account (“Columbia Small Company Growth Fund, VS (A)”)	223,183	3,788,100	3,236,154
Columbia Strategic Income Fund, VS (A) Sub-Account (“Columbia Strategic Income Fund, VS (A)”)	2,935,879	33,573,892	27,802,772
Columbia Strategic Income Fund, VS (B) Sub-Account (“Columbia Strategic Income Fund, VS (B)”)	4,268,600	40,576,669	40,252,900

Fidelity VIP Funds:
Fidelity VIP Equity Income Fund - SC2 Sub-Account (“Fidelity VIP Equity Income Fund - SC2”)	1,735,102	37,684,889	40,896,352
Fidelity VIP III Dynamic Capital Appreciation Fund - SC2 Sub-Account (“Fidelity VIP III Dynamic Capital Appreciation Fund - SC2”)	276,726	2,048,110	2,485,003
Fidelity VIP III Growth Opportunities Fund - SC2 Sub-Account (“Fidelity VIP III Growth Opportunities Fund - SC2”)	764,007	12,691,876	16,930,399

Franklin Templeton Funds:
Templeton Developing Markets Securities Fund 2 Sub-Account (“Templeton Developing Markets Securities Fund 2”)	208,278	1,478,396	3,332,450

MFS Variable Insurance Trust:
MFS Bond Series IC Sub-Account (“MFS Bond Series IC”)	158,716	1,785,651	1,841,101
MFS Emerging Growth Series IC Sub-Account (“MFS Emerging Growth Series IC”)	256,705	4,177,357	6,420,199
MFS Emerging Growth Series SC Sub-Account (“MFS Emerging Growth Series SC”)	189,128	6,011,116	4,654,443
MFS Investors Growth Stock Series SC Sub-Account (“MFS Investors Growth Stock Series SC”)	1,157,295	14,032,400	13,389,898
MFS Investors Trust Series SC Sub-Account (“MFS Investors Trust Series SC”)	615,315	11,578,221	14,392,215
MFS New Discovery Series SC Sub-Account (“MFS New Discovery Series SC”)	281,929	4,617,691	4,598,263
MFS Research Series IC Sub-Account (“MFS Research Series IC”)	576,584	9,137,164	11,693,134

Rydex Variable Trust:
Rydex Banking Fund Sub-Account (“Rydex Banking Fund”)	1,257	31,816	28,657
Rydex Consumer Products Fund Sub-Account (“Rydex Consumer Products Fund”)	56	1,651	2,068
Rydex Energy Fund Sub-Account (“Rydex Energy Fund”)	402	10,707	16,032
Rydex Energy Services Fund Sub-Account (“Rydex Energy Services Fund”)	665	10,391	25,717
Rydex Financial Services Fund, VS (A) Sub-Account (“Rydex Financial Services Fund, VS (A)”)	1,331	35,548	29,233
Rydex Health Care Fund, VS(A) Sub-Account (“Rydex Health Care Fund, VS(A)”)	64	1,537	1,887
Rydex Nova Fund Sub-Account (“Rydex Nova Fund”)	9,958	108,232	100,181
Rydex OTC Fund Sub-Account (“Rydex OTC Fund”)	109,496	3,007,007	1,984,073
Rydex Precious Metals Fund Sub-Account (“Rydex Precious Metals Fund”)	36,029	363,623	541,882
Rydex Real Estate Fund Sub-Account (“Rydex Real Estate Fund”)	386	13,093	13,274
Rydex Retailing Fund Sub-Account (“Rydex Retailing Fund”)	1,751	32,124	19,737
Rydex US Government Money Market Fund Sub-Account (“Rydex US Government Money Market Fund”)	901,568	901,568	901,568
Rydex VT OTC 2x Strategy Fund Sub-Account (“Rydex VT OTC 2x Strategy Fund”)	4,349	124,943	130,381
Rydex VT S&P 500 2x Strategy Fund Sub-Account (“Rydex VT S&P 500 2x Strategy Fund”)	6,394	132,198	123,014
Rydex VT Europe Advantage Fund Sub-Account (“Rydex VT Europe Advantage Fund”)	0	4	4
Rydex VT Government Long Bond 1.2x Strategy Fund Sub-Account (“Rydex VT Government Long Bond Advantage Fund”)	2	22	23
Rydex VT Japan 1.25x Strategy Fund Sub-Account (“Rydex VT Japan 1.25x Strategy Fund”)	0	0	0
Rydex VT Mid Cap 1.5x Strategy Fund Sub-Account (“Rydex VT Mid Cap 1.5x Strategy Fund”)	1,651	43,839	35,868
Rydex VT Russell 2000 1.5x Strategy Fund Sub-Account (“Rydex VT Russell 2000 1.5x Strategy Fund”)	616	24,700	21,052

Sun Capital Advisers Trust:
SC FI Large Cap Growth Fund I Class Sub-Account (“SC FI Large Cap Growth Fund I Class”)	3,434,672	35,823,638	36,579,260
SC FI Large Cap Growth Fund S Class Sub-Account (“SC FI Large Cap Growth Fund S Class”)	1,571,831	16,394,198	16,708,564

Wagner Advisors Trust:
Wanger International Select Fund Sub-Account (“Wanger International Select Fund”)	404,775	5,587,402	11,362,046
Wanger International Small Cap Fund Sub-Account (“Wanger International Small Cap Fund”)	534,759	9,116,774	23,550,779
Wanger Select Fund Sub-Account (“Wanger Select Fund”)	838,242	12,300,796	23,537,826
Wanger US Smaller Companies Fund Sub-Account (“Wanger US Smaller Companies Fund”)	1,213,691	26,356,065	44,008,451

Net Assets		$909,284,102	$997,536,696
See notes to financial statements.

KEYPORT VARIABLE ACCOUNT A
Statements of Condition
December 31, 2007

Net Assets Applicable to Contract Owners:
	Deferred Variable Annuity Contracts		Variable Annuity Reserve
	Units	Value	Units	Value	Total units	Total Value

AIM VI Capital Appreciation Series I	855,422	11,200,972	144,638	$1,932,272	1,000,060	$13,133,244
AIM VI Core Equity Fund	1,127,633	13,001,734	114,925	1,328,127	1,242,558	14,329,861
AIM VI International Growth Series I	1,729,466	31,163,836	197,202	2,885,081	1,926,668	34,048,917
Alger American Small Capitalization Portfolio	390,744	6,480,558	34,059	570,294	424,803	7,050,852
AllianceBernstein Balanced Shared Portfolio (B)	51,762	653,569	9,119	116,207	60,881	769,776
AllianceBernstein Global Bond Portfolio (A)	403,412	5,783,084	103,108	1,500,978	506,520	7,284,062
AllianceBernstein Global Bond Portfolio (B)	147,519	2,056,807	51,336	724,923	198,855	2,781,730
AllianceBernstein Global Technology Portfolio (B)	1,137,668	10,500,020	72,616	676,669	1,210,284	11,176,689
AllianceBernstein Growth & Income Portfolio (A)	122,285	2,226,783	13,336	242,845	135,621	2,469,628
AllianceBernstein Growth & Income Portfolio (B)	2,327,383	33,196,686	332,116	4,750,187	2,659,499	37,946,873
AllianceBernstein Growth Portfolio (B)	38,491	509,566	19,845	265,154	58,336	774,720
AllianceBernstein International Growth Portfolio (B)	373,218	7,078,616	26,963	516,422	400,181	7,595,038
AllianceBernstein Real Estate Investment Portfolio (A)	16,325	432,876	1,242	32,928	17,567	465,804
Columbia Asset Allocation Fund, VS (A)	727,798	26,786,291	266,966	9,447,437	994,764	36,233,728
Columbia Asset Allocation Fund, VS (B)	881,466	32,110,083	247,510	6,730,556	1,128,976	38,840,639
Columbia Federal Securities Fund, VS (A)	559,912	14,790,581	104,526	2,879,264	664,438	17,669,845
Columbia Federal Securities Fund, VS (B)	2,026,155	52,529,072	240,992	6,407,123	2,267,147	58,936,195
Columbia High Yield Fund, VS (A)	221,877	2,378,263	40,956	439,916	262,833	2,818,179
Columbia High Yield Fund, VS (B)	898,321	9,618,018	105,289	1,129,826	1,003,610	10,747,844
Columbia International Fund, VS (A)	1,412,770	23,717,084	197,166	3,510,369	1,609,936	27,227,453
Columbia International Fund, VS (B)	132,848	2,926,754	50,457	1,119,524	183,305	4,046,278
Columbia Large Cap Growth Stock Fund, VS (A)	355,997	14,330,229	76,634	2,714,112	432,631	17,044,341
Columbia Large Cap Growth Stock Fund, VS (B)	313,516	12,732,911	40,804	1,247,726	354,320	13,980,637
Columbia Large Cap Value Fund VS, (A)	1,560,052	53,696,977	244,121	7,655,399	1,804,173	61,352,376
Columbia Large Cap Value Fund VS, (B)	794,892	27,009,052	78,665	1,986,068	873,557	28,995,120
Columbia Mid Cap Value Fund, VS (B)	1,653,795	30,065,072	87,154	1,600,143	1,740,949	31,665,215
Columbia Money Market Fund, VS (A)	5,346,924	90,097,529	444,732	7,245,372	5,791,656	97,342,901
Columbia S&P 500 Index Fund, VS (B)	3,390,504	32,931,797	300,242	2,938,107	3,690,746	35,869,904
Columbia Small Cap Value Fund, VS (A)	181,987	3,765,370	65,778	1,375,490	247,765	5,140,860
Columbia Small Cap Value Fund, VS (B)	595,969	12,231,792	52,523	1,091,508	648,492	13,323,300
Columbia Small Company Growth Fund, VS (A)	65,708	2,947,282	8,312	288,872	74,020	3,236,154
Columbia Strategic Income Fund, VS (A)	1,086,126	23,557,288	198,415	4,245,484	1,284,541	27,802,772
Columbia Strategic Income Fund, VS (B)	1,672,524	35,661,653	237,437	4,591,247	1,909,961	40,252,900
Fidelity VIP Equity Income Fund - SC2	2,612,617	37,137,205	262,082	3,759,147	2,874,699	40,896,352
Fidelity VIP III Dynamic Capital Appreciation Fund - SC2	167,580	2,467,924	1,271	17,079	168,851	2,485,003
Fidelity VIP III Growth Opportunities Fund - SC2	1,622,000	15,853,631	109,081	1,076,768	1,731,081	16,930,399
MFS Bond Series IC	98,712	1,449,059	26,706	392,042	125,418	1,841,101
MFS Emerging Growth Series IC	323,029	5,792,622	36,950	627,577	359,979	6,420,199
MFS Emerging Growth Series SC	256,165	4,518,005	8,208	136,438	264,373	4,654,443
MFS Investors Growth Stock Series SC	1,783,478	12,827,483	77,534	562,415	1,861,012	13,389,898
MFS Investors Trust Series SC	1,300,172	13,566,087	78,481	826,128	1,378,653	14,392,215
MFS New Discovery Series SC	486,171	4,461,242	14,794	137,021	500,965	4,598,263
MFS Research Series IC	610,623	10,599,082	64,004	1,094,052	674,627	11,693,134
Rydex Banking Fund	1,029	28,657			1,029	28,657
Rydex Consumer Products Fund	50	2,068	-	-	50	2,068
Rydex Energy Fund	229	16,032	-	-	229	16,032
Rydex Energy Services Fund	358	25,717	-	-	358	25,717
Rydex Financial Services Fund, VS (A)	979	29,233	-	-	979	29,233
Rydex Health Care Fund, VS(A)	58	1,887	-	-	58	1,887
Rydex Nova Fund	5,319	100,181	-	-	5,319	100,181
Rydex OTC Fund	431,336	1,810,407	40,930	173,666	472,266	1,984,073
Rydex Precious Metals Fund	6,870	541,882	-	-	6,870	541,882
Rydex Real Estate Fund	312	13,274	-	-	312	13,274
Rydex Retailing Fund	708	19,737			708	19,737
Rydex US Gov't Money Mkt Fund	32,717	901,568	-	-	32,717	901,568
Rydex VT OTC 2x Strategy Fund	3,719	130,381	-	-	3,719	130,381
Rydex VT S&P 500 2x Strategy Fund	3,538	123,014	-	-	3,538	123,014
Rydex VT Europe Advantage Fund	-	4	-	-	-	4
Rydex VT Government Long Bond 1.2x Strategy Fund	1	23	-	-	1	23
Rydex VT Japan 1.25x Strategy Fund	-	-	-	-	-	-
Rydex VT Mid Cap 1.5x Strategy Fund	899	35,868	-	-	899	35,868
Rydex VT Russell 2000 1.5x Strategy Fund	592	21,052	-	-	592	21,052
SC FI Large Cap Growth Fund I Class	3,144,911	31,890,935	461,905	4,688,325	3,606,816	36,579,260
SC FI Large Cap Growth Fund S Class	1,528,095	15,466,410	122,619	1,242,154	1,650,714	16,708,564
Templeton Developing Markets Securities Fund 2	133,488	3,141,267	8,022	191,183	141,510	3,332,450
U.S. Allocation Portfolio	266,842	2,793,570	150,889	1,705,238	417,731	4,498,808
Wanger International Select Fund	578,151	10,706,160	35,148	655,886	613,299	11,362,046
Wanger International Small Cap Fund	1,091,457	22,586,954	46,163	963,825	1,137,620	23,550,779
Wanger Select Fund	997,536	21,386,597	99,833	2,151,229	1,097,369	23,537,826
Wanger US Smaller Companies Fund	2,183,842	41,479,002	132,198	2,529,449	2,316,040	44,008,451

Net Asset of contracts owners		$890,092,425		$107,115,252		$997,207,677

Retained by Sun life Assurance Company of Canada (U.S.)						329,019

Net Assets						$997,536,696

See notes to financial statements.

KEYPORT VARIABLE ACCOUNT A
Statements of Operations
For the Year Ended December 31, 2007

	AIM VI Capital	AIM VI	AIM VI International
	Appreciation Series I	Core Equity Fund	Growth Series I
Income
Dividends	$-	$163,026	$140,348
Expenses
Mortality and expense risk and administrative charges	232,480	270,714	599,942
Net investment income (loss)	(232,480)	(107,688)	(459,594)

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	(1,155,632)	556,899	4,186,339
Realized gain distributions	-		-
Realized gain (loss)	(1,155,632)	556,899	4,186,339

Change in unrealized appreciation (depreciation) during the year	2,817,642	627,672	790,559

Net increase (decrease) in net assets from operations	$1,429,530	$1,076,883	$4,517,304

		Alger American	AllianceBernstein
	Alger American	Small Capitalization	Balanced Shared
	Growth Portfolio[1]	Portfolio	Portfolio (B)
Income
Dividends	$-	$-	$24,490
Expenses
Mortality and expense risk and administrative charges	123,867	129,984	16,259
Net investment income (loss)	(123,867)	(129,984)	8,231

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	(2,421,971)	(1,177,341)	102,435
Realized gain distributions	-	-	22,433
Realized gain (loss)	(2,421,971)	(1,177,341)	124,868

Change in unrealized appreciation (depreciation) during the year	4,149,040	2,542,840	(112,007)

Net increase (decrease) in net assets from operations	$1,603,202	$1,235,515	$21,092

1 Merged with SC FI Large Cap Growth Fund I Class effective 04/30/2007.

See notes to financial statements.

KEYPORT VARIABLE ACCOUNT A
Statements of Operations
For the Year Ended December 31, 2007

	AllianceBernstein	AllianceBernstein	AllianceBernstein
	Global Bond	Global Bond	Global Technology
	Portfolio (A)	Portfolio (B)	Portfolio (B)
Income
Dividends	$256,922	$90,923	$-
Expenses
Mortality and expense risk and administrative charges	112,967	48,948	201,584
Net investment income (loss)	143,955	41,975	(201,584)

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	(79,358)	52,388	(2,902,116)
Realized gain distributions	-	-	-
Realized gain (loss)	(79,358)	52,388	(2,902,116)

Change in unrealized appreciation (depreciation) during the year	586,005	137,839	4,947,832

Net increase (decrease) in net assets from operations	$650,602	$232,202	$1,844,132

	AllianceBernstein	AllianceBernstein
	Growth & Income	Growth & Income	AllianceBernstein
	Portfolio (A)	Portfolio (B)	Growth Portfolio (B)
Income
Dividends	$39,103	$504,860	$-
Expenses
Mortality and expense risk and administrative charges	38,297	675,869	11,516
Net investment income (loss)	806	(171,009)	(11,516)

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	143,479	1,084,056	78,726
Realized gain distributions	132,718	2,076,706	-
Realized gain (loss)	276,197	3,160,762	78,726

Change in unrealized appreciation (depreciation) during the year	(172,997)	(1,584,845)	8,657

Net increase (decrease) in net assets from operations	$104,006	$1,404,908	$75,867

See notes to financial statements.

KEYPORT VARIABLE ACCOUNT A
Statements of Operations
For the Year Ended December 31, 2007

	AllianceBernstein	AllianceBernstein	AllianceBernstein
	International	International Research	Large Cap
	Growth Portfolio (B)	Growth Portfolio (B)[2]	Growth Portfolio (A)[3]
Income
Dividends	$92,749	$7,371	$-
Expenses
Mortality and expense risk and administrative charges	118,982	11,212	113,104
Net investment income (loss)	(26,233)	(3,841)	(113,104)

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	129,987	342,600	3,337,882
Realized gain distributions	2,234,116	229,088	-
Realized gain (loss)	2,364,103	571,688	3,337,882

Change in unrealized appreciation (depreciation) during the year	(1,330,013)	(428,416)	(2,226,279)

Net increase (decrease) in net assets from operations	$1,007,857	$139,431	$998,499

	AllianceBernstein	AllianceBernstein
	Large Cap	Real Estate	Columbia Asset
	Growth Portfolio (B)[4]	Investment Portfolio (A)	Allocation Fund, VS (A)
Income
Dividends	$-	$9,867	$1,135,808
Expenses
Mortality and expense risk and administrative charges	118,632	9,421	604,957
Net investment income (loss)	(118,632)	446	530,851

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	(8,564,500)	34,339	(58,390)
Realized gain distributions	-	117,820	3,791,183
Realized gain (loss)	(8,564,500)	152,159	3,732,793

Change in unrealized appreciation (depreciation) during the year	9,523,046	(255,371)	(1,039,056)

Net increase (decrease) in net assets from operations	$839,914	$(102,766)	$3,224,588

2 Merged with AllianceBernstein International Growth Portfolio (B) effective 12/08/2007.
3 Merged with SC FI Large Cap Growth Fund I Class effective 04/30/2007.
4 Merged with SC FI Large Cap Growth Fund S Class effective 04/30/2007.

See notes to financial statements.

KEYPORT VARIABLE ACCOUNT A
Statements of Operations
For the Year Ended December 31, 2007

		Columbia	Columbia
	Columbia Asset	Federal Securities	Federal Securities
	Allocation Fund, VS (B)	Fund, VS (A)	Fund, VS (B)
Income
Dividends	$1,104,501	$1,152,702	$3,499,854
Expenses
Mortality and expense risk and administrative charges	661,499	299,024	996,484
Net investment income (loss)	443,002	853,678	2,503,370

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	479,955	(126,266)	(143,106)
Realized gain distributions	3,883,989	-	-
Realized gain (loss)	4,363,944	(126,266)	(143,106)

Change in unrealized appreciation (depreciation) during the year	(1,852,352)	130,057	201,047

Net increase (decrease) in net assets from operations	$2,954,594	$857,469	$2,561,311

			Columbia
	Columbia High Yield	Columbia High Yield	International Fund,
	Fund, VS (A)	Fund, VS (B)	VS (A)
Income
Dividends	$155,732	$610,554	$922,100
Expenses
Mortality and expense risk and administrative charges	51,230	196,075	482,179
Net investment income (loss)	104,502	414,479	439,921

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	60,462	81,220	1,318,249
Realized gain distributions	-	-	5,634,782
Realized gain (loss)	60,462	81,220	6,953,031

Change in unrealized appreciation (depreciation) during the year	(140,136)	(465,825)	(4,985,046)

Net increase (decrease) in net assets from operations	$24,828	$29,874	$2,407,906

See notes to financial statements.

KEYPORT VARIABLE ACCOUNT A
Statements of Operations
For the Year Ended December 31, 2007

	Columbia	Columbia Large Cap	Columbia Large Cap
	International Fund,	Growth Stock	Growth Stock
	VS (B)	Fund, VS (A)	Fund, VS (B)
Income
Dividends	$122,995	$70,474	$35,092
Expenses
Mortality and expense risk and administrative charges	78,136	302,056	223,566
Net investment income (loss)	44,859	(231,582)	(188,474)

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	685,438	(3,838,479)	(1,025,075)
Realized gain distributions	815,042	-	-
Realized gain (loss)	1,500,480	(3,838,479)	(1,025,075)

Change in unrealized appreciation (depreciation) during the year	(1,226,999)	6,634,591	2,991,322

Net increase (decrease) in net assets from operations	$318,340	$2,564,530	$1,777,773

	Columbia Large Cap	Columbia Large Cap	Columbia Mid Cap
	Value Fund, VS (A)	Value Fund, VS (B)	Value Fund, VS (A)
Income
Dividends	$1,045,068	$414,389	$1,590
Expenses
Mortality and expense risk and administrative charges	1,095,008	542,147	-
Net investment income (loss)	(49,940)	(127,758)	1,590

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	663,371	1,349,853	-
Realized gain distributions	4,977,798	2,297,694	30,412
Realized gain (loss)	5,641,169	3,647,547	30,412

Change in unrealized appreciation (depreciation) during the year	(3,863,014)	(3,062,588)	(16,891)

Net increase (decrease) in net assets from operations	$1,728,215	$457,201	$15,111

See notes to financial statements.

KEYPORT VARIABLE ACCOUNT A
Statements of Operations
For the Year Ended December 31, 2007

		Columbia
	Columbia Mid Cap	Money Market	Columbia S&P 500
	Value Fund, VS (B)	Fund, VS (A)	Index Fund, VS (A)
Income
Dividends	$233,651	$5,481,238	$1,650
Expenses
Mortality and expense risk and administrative charges	579,366	1,682,088	-
Net investment income (loss)	(345,715)	3,799,150	1,650

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	506,270	-	-
Realized gain distributions	4,849,045	-	-
Realized gain (loss)	5,355,315	-	-

Change in unrealized appreciation (depreciation) during the year	(2,821,396)	-	4,080

Net increase (decrease) in net assets from operations	$2,188,204	$3,799,150	$5,730

		Columbia	Columbia
	Columbia S&P 500	Small Cap	Small Cap
	Index Fund, VS (B)	Value Fund, VS (A)	Value Fund, VS (B)
Income
Dividends	$467,391	$28,582	$42,536
Expenses
Mortality and expense risk and administrative charges	619,063	107,531	267,610
Net investment income (loss)	(151,672)	(78,949)	(225,074)

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	1,828,513	1,075,781	1,057,012
Realized gain distributions	-	692,672	1,716,807
Realized gain (loss)	1,828,513	1,768,453	2,773,819

Change in unrealized appreciation (depreciation) during the year	(398,437)	(1,849,932)	(3,040,526)

Net increase (decrease) in net assets from operations	$1,278,404	$(160,428)	$(491,781)
See notes to financial statements.

KEYPORT VARIABLE ACCOUNT A
Statements of Operations
For the Year Ended December 31, 2007

	Columbia	Columbia	Columbia
	Small Company	Strategic Income	Strategic Income
	Growth Fund, VS (A)	Fund, VS (A)	Fund, VS (B)
Income
Dividends	$-	$2,455,693	$3,303,589
Expenses
Mortality and expense risk and administrative charges	52,674	459,845	671,416
Net investment income (loss)	(52,674)	1,995,848	2,632,173

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	(210,638)	(1,261,657)	237,317
Realized gain distributions	-	-	-
Realized gain (loss)	(210,638)	(1,261,657)	237,317

Change in unrealized appreciation (depreciation) during the year	712,255	682,390	(1,182,171)

Net increase (decrease) in net assets from operations	$448,943	$1,416,581	$1,687,319

	Fidelity VIP	Fidelity VIP III	Fidelity VIP III
	Equity Income	Dynamic Capital	Growth Opportunities
	Fund - SC2	Appreciation Fund - SC2	Fund - SC2
Income
Dividends	$691,660	$2,660	$-
Expenses
Mortality and expense risk and administrative charges	754,485	44,929	279,383
Net investment income (loss)	(62,825)	(42,269)	(279,383)

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	654,765	75,117	1,470,179
Realized gain distributions	3,484,367	263,746	-
Realized gain (loss)	4,139,132	338,863	1,470,179

Change in unrealized appreciation (depreciation) during the year	(3,957,885)	(151,809)	1,988,232

Net increase (decrease) in net assets from operations	$118,422	$144,785	$3,179,028

See notes to financial statements.

KEYPORT VARIABLE ACCOUNT A
Statements of Operations
For the Year Ended December 31, 2007

	MFS	MFS Emerging	MFS Emerging
	Bond Series IC	Growth Series IC	Growth Series SC
Income
Dividends	$59,759	$-	$-
Expenses
Mortality and expense risk and administrative charges	26,396	101,810	85,589
Net investment income (loss)	33,363	(101,810)	(85,589)

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	10,273	452,734	(48,702)
Realized gain distributions	-	-	-
Realized gain (loss)	10,273	452,734	(48,702)

Change in unrealized appreciation (depreciation) during the year	12,627	901,671	995,624

Net increase (decrease) in net assets from operations	$56,263	$1,252,595	$861,333

	MFS Investors
	Growth Stock	MFS Investors	MFS New Discovery
	Series SC	Trust Series SC	Series SC
Income
Dividends	$12,070	$94,796	$-
Expenses
Mortality and expense risk and administrative charges	230,352	259,608	95,678
Net investment income (loss)	(218,282)	(164,812)	(95,678)

Realized gains (losses) on investment
Realized gain (loss) on sales of fund shares	629,351	1,085,959	288,512
Realized gain distributions	-	137,616	441,402
Realized gain (loss)	629,351	1,223,575	729,914

Change in unrealized appreciation (depreciation) during the year	833,415	203,550	(503,327)

Net increase (decrease) in net assets from operations	$1,244,484	$1,262,313	$130,909

See notes to financial statements.

KEYPORT VARIABLE ACCOUNT A
Statements of Operations
For the Year Ended December 31, 2007

	MFS Research	Rydex Banking	Rydex Consumer
	Series IC	Fund	Products Fund
Income
Dividends	$95,872	$1,069	$35
Expenses
Mortality and expense risk and administrative charges	186,710	41	19
Net investment income (loss)	(90,838)	1,028	16

Realized gains (losses) on investment
Realized gain (loss)	308,093	1	75
Realized gain distributions	-	-	150
Realized gain (loss)	308,093	1	225

Change in unrealized appreciation (depreciation) during the year	1,271,846	(3,159)	(32)

Net increase (decrease) in net assets from operations	$1,489,101	$(2,130)	$209

	Rydex Energy	Rydex Energy	Rydex Financial
	Fund	Services Fund	Services Fund, VS (A)
Income
Dividends	$-	$-	$734
Expenses
Mortality and expense risk and administrative charges	247	293	41
Net investment income (loss)	(247)	(293)	693

Realized gains (losses) on investment
Realized gain (loss)	7,759	10,223	1
Realized gain distributions	1,531	1,355	4,043
Realized gain (loss)	9,290	11,578	4,044

Change in unrealized appreciation (depreciation) during the year	2,489	(1,612)	(6,327)

Net increase (decrease) in net assets from operations	$11,532	$9,673	$(1,590)

See notes to financial statements.

KEYPORT VARIABLE ACCOUNT A
Statements of Operations
For the Year Ended December 31, 2007

	Rydex Health Care	Rydex	Rydex
	Fund, VS (A)	Nova Fund	OTC Fund
Income
Dividends	$-	$8,003	$1,431
Expenses
Mortality and expense risk and administrative charges	18	887	34,158
Net investment income (loss)	(18)	7,116	(32,727)

Realized gains (losses) on investment
Realized gain (loss)	63	10,315	21,381
Realized gain distributions	33	-	-
Realized gain (loss)	96	10,315	21,381

Change in unrealized appreciation (depreciation) during the year	38	(7,677)	310,318

Net increase (decrease) in net assets from operations	$116	$9,754)	$298,972

	Rydex Precious	Rydex Real	Rydex
	Metals Fund	Estate Fund	Retailing Fund
Income
Dividends	$-	$356	$-
Expenses
Mortality and expense risk and administrative charges	3,043	141	28
Net investment income (loss)	(3,043)	215	(28)

Realized gains (losses) on investment
Realized gain (loss)	(23,990)	(8)	(1)
Realized gain distributions	-	1,774	11,627
Realized gain (loss)	(23,990)	1,766	11,626

Change in unrealized appreciation (depreciation) during the year	75,002	(5,268)	(12,387)

Net increase (decrease) in net assets from operations	$47,969	$(3,287)	$(789)

See notes to financial statements.

KEYPORT VARIABLE ACCOUNT A
Statements of Operations
For the Year Ended December 31, 2007

		Rydex VT	Rydex VT
	Rydex US Gov’t Money Market Fund	Europe Advantage Fund	Government Long Bond 1.2x Strategy Fund[5]
Income
Dividends	$43,902	$-	$892
Expenses
Mortality and expense risk and administrative charges	10,313	3	215
Net investment income (loss)	33,589	(3)	677

Realized gains (losses) on investment
Realized gain (loss)	-	380	(9,278)
Realized gain distributions	-	-	-
Realized gain (loss)	-	380	(9,278)

Change in unrealized appreciation (depreciation) during the year	-	(403)	1

Net increase (decrease) in net assets from operations	$33,589	$(26)	$(8,600)

	Rydex VT
	Inverse Government Long Bond Strategy Fund[6]	Rydex VT Inverse OTC Strategy Fund[7]	Rydex VT Japan 1.25 x Strategy Fund[8]
Income
Dividends	$-	$-	$-
Expenses
Mortality and expense risk and administrative charges	24	724	3
Net investment income (loss)	(24)	(724)	(3)

Realized gains (losses) on investment
Realized gain (loss)	(4,020)	(15,015)	(1,017)
Realized gain distributions	-	-	-
Realized gain (loss)	(4,020)	(15,015)	(1,017)

Change in unrealized appreciation (depreciation) during the year	-	-	980

Net increase (decrease) in net assets from operations	$(4,044)	$(15,739)	$(40)

5	Changed name from Rydex VT Government Long Bond Advantage Fund effective June 30, 2007.
6	Changed name from Rydex Inverse Government Long Bond Fund effective June 30, 2007.
7	Changed name from Rydex VT Inverse OTC Fund effective June 30, 2007.
8	Changed name from Rydex VT Japan Advantage Fund effective June 30, 2007.

See notes to financial statements.

KEYPORT VARIABLE ACCOUNT A
Statements of Operations
For the Year Ended December 31, 2007

	Rydex VT	Rydex VT	Rydex VT
	Mid Cap 1.5x Strategy Fund[9]	OTC 2x Strategy Fund[10]	S&P 500 2x Strategy Fund[11]
Income
Dividends	$570	$186	$687
Expenses
Mortality and expense risk and administrative charges	579	2,394	2,018
Net investment income (loss)	(9)	(2,208)	(1,331)

Realized gains (losses) on investment
Realized gain (loss)	(14,822)	2,862	(96,882)
Realized gain distributions	4,309	-	7,350
Realized gain (loss)	(10,513)	2,862	(89,532)

Change in unrealized appreciation (depreciation) during the year	2,468	133	(12,716)

Net increase (decrease) in net assets from operations	$(8,054)	$787	$(103,579)

	Rydex VT	Rydex VT
	Inverse S&P 500 Strategy Fund[12]	Russell 2000 1.5x Strategy Fund[13]	SC FI Large Cap Growth Fund I Class[14]
Income
Dividends	$-	$526	$-
Expenses
Mortality and expense risk and administrative charges	479	600	400,214
Net investment income (loss)	(479)	(74)	(400,214)

Realized gains (losses) on investment
Realized gain (loss)	(7,982)	(10,938)	48,582
Realized gain distributions	-	1,765	92,243
Realized gain (loss)	(7,982)	(9,173)	140,825

Change in unrealized appreciation (depreciation) during the year	-	(4,151)	755,622

Net increase (decrease) in net assets from operations	$(8,461)	$(13,398)	$496,233

9 Changed name from Rydex VT Mid Cap Advantage Fund effective June 30, 2007.
10 Changed name from Rydex VT Dynamic OTC Fund effective June 30, 2007.
11 Changed name from Rydex VT Dynamic S&P 500 Fund effective June 30, 2007.
12 Changed name from Rydex VT Inverse S&P 500 Fund effective June 30, 2007.
13 Changed name from Rydex VT Russell 2000 Advantage Fund effective June 30, 2007.
14 New Fund effective 04/30/2007.

See notes to financial statements

KEYPORT VARIABLE ACCOUNT A
Statements of Operations
For the Year Ended December 31, 2007

		Templeton
	SC FI Large Cap Growth Fund S Class[15]	Developing Markets Securities Fund 2	U.S. Allocation Portfolio
Income
Dividends	$-	$97,859	$124,457
Expenses
Mortality and expense risk and administrative charges	200,926	77,980	89,354
Net investment income (loss)	(200,926)	19,879	35,103

Realized gains (losses) on investment
Realized gain (loss)	16,765	1,168,647	(86,935)
Realized gain distributions	42,172	319,628	-
Realized gain (loss)	58,937	1,488,275	(86,935)

Change in unrealized appreciation (depreciation) during the year	314,366	(566,520)	118,200

Net increase (decrease) in net assets from operations	$172,377	$941,634	$66,368

	Wanger	Wanger
	International Select Fund	International Small Cap Fund	Wanger Select Fund
Income
Dividends	$87,518	$231,543	$-
Expenses
Mortality and expense risk and administrative charges	190,032	426,354	464,148
Net investment income (loss)	(102,514)	(194,811)	(464,148)

Realized gains (losses) on investment
Realized gain (loss)	184,109	2,903,804	2,811,055
Realized gain distributions	1,405,550	2,084,954	532,347
Realized gain (loss)	1,589,659	4,988,758	3,343,402

Change in unrealized appreciation (depreciation) during the year	510,346	(1,290,014)	(519,533)

Net increase (decrease) in net assets from operations	$1,997,491	$3,503,933	$2,359,721

15 New Fund effective 04/30/2007.

See notes to financial statements.

KEYPORT VARIABLE ACCOUNT A
Statements of Operations
For the Year Ended December 31, 2007

Wanger US
Smaller Companies
Fund

Income
Dividends	$-
Expenses
Mortality and expense risk and administrative charges	807,721
Net investment income (loss)	(807,721)

Realized gains (losses) on investment
Realized gain (loss)	3,750,664
Realized gain distributions	2,651,899
Realized gain (loss)	6,402,563

Change in unrealized appreciation (depreciation) during the year	(3,523,027)

Net increase (decrease) in net assets from operations	$2,071,815

See notes to financial statements.

KEYPORT VARIABLE ACCOUNT A
Statements of Changes in Net Assets
 For the Years Ended December 31

	AIM VI Capital		AIM VI
	Appreciation Series I		Core Equity Fund[1]
Increase (decrease) in net assets from operations:	2007	2006	2007	2006

Net investment income (loss)	$(232,480)	$(238,415)	$(107,688)	$(99,894)
Realized gain (loss)	(1,155,632)	(1,097,219)	556,899	24,593
Change in unrealized appreciation (depreciation) during the year	2,817,642	1,940,730	627,672	1,356,986
Net increase (decrease) in net assets from operations	1,429,530	605,096	1,076,883	1,281,685

Contract transactions:
Payments received from contract owners	273,397	173,787	339,919	96,522
Transfers between accounts, net	(993,401)	1,805,455	(595,699)	17,622,399
Transfer for contract terminations and annuity payouts	(2,976,379)	(2,729,916)	(3,671,570)	(1,820,278)

Net increase (decrease) in net assets from contract transactions	(3,696,383)	(750,674)	(3,927,350)	15,898,643

Total increase (decrease) in net assets	(2,266,853)	(145,578)	(2,850,467)	17,180,328

Net assets at beginning of year	15,400,097	15,545,675	17,180,328	-

Net assets at end of year	$13,133,244	$15,400,097	$14,329,861	$17,180,328

	AIM VI		AIM VI International
	Growth Series I2		Growth Series I
Increase (decrease) in net assets from operations:	2007	2006	2007	2006

Net investment income (loss)	$-	$(7,517)	$(459,594)	$(217,076)
Realized gain (loss)	-	(766,265)	4,186,339	1,823,032
Change in unrealized appreciation (depreciation) during the year	-	877,207	790,559	6,547,997
Net increase (decrease) in net assets from operations	-	103,425	4,517,304	8,153,953

Contract transactions:
Payments received from contract owners	-	2,061	175,012	211,708
Transfers between accounts, net	-	(1,574,697)	(1,855,753)	(761,115)
Transfer for contract terminations and annuity payouts	-	(75,683)	(5,902,771)	(3,678,161)

Net increase (decrease) in net assets from contract transactions	-	(1,648,319)	(7,583,512)	(4,227,568)

Total increase (decrease) in net assets	-	(1,544,894)	(3,066,208)	3,926,385

Net assets at beginning of year	-	1,544,894	37,115,125	33,188,740

Net assets at end of year	$-	$-	$34,048,917	$37,115,125

1 New Fund effective 05/01/2006.
2 Merged with AIM VI Capital Appreciation Series I effective 05/01/2006.

See notes to financial statements.

KEYPORT VARIABLE ACCOUNT A
Statements of Changes in Net Assets
For the Years Ended December 31

	AIM VI Premier		Alger American
	Equity Series I3		Growth Portfolio[4]
Increase (decrease) in net assets from operations:	2007	2006	2007	2006

Net investment income (loss)	$-	$87,203	$(123,867)	$(404,527)
Realized gain (loss)	-	(7,351,602)	(2,421,971)	(4,329,081)
Change in unrealized appreciation (depreciation) during the year	-	8,161,375	4,149,040	5,449,993
Net increase (decrease) in net assets from operations	-	896,976	1,603,202	716,385

Contract transactions:
Payments received from contract owners	-	63,856	61,210	324,647
Transfers between accounts, net	-	(18,466,401)	(23,642,285)	(1,551,550)
Transfer for contract terminations and annuity payouts	-	(812,799)	(2,778,452)	(8,438,623)

Net increase (decrease) in net assets from contract transactions	-	(19,215,344)	(26,359,527)	(9,665,526)

Total increase (decrease) in net assets	-	(18,318,368)	(24,756,325)	(8,949,141)

Net assets at beginning of year	-	18,318,368	24,756,325	33,705,466

Net assets at end of year	$-	$-	$-	$24,756,325

	Alger American Small		AllianceBernstein Balanced
	Capitalization Portfolio		Shared Portfolio (B)[5]
Increase (decrease) in net assets from operations:	2007	2006	2007	2006

Net investment income (loss)	$(129,984)	$(164,223)	$8,231	$10,519
Realized gain (loss)	(1,177,341)	(2,878,054)	124,868	60,707
Change in unrealized appreciation (depreciation) during the year	2,542,840	4,758,045	(112,007)	64,900
Net increase (decrease) in net assets from operations	1,235,515	1,715,768	21,092	136,126

Contract transactions:
Payments received from contract owners	73,764	67,867	101,947	65,418
Transfers between accounts, net	(639,343)	(325,043)	(98,398)	(45,993)
Transfer for contract terminations and annuity payouts	(2,861,612)	(3,060,998)	(677,175)	(351,337)

Net increase (decrease) in net assets from contract transactions	(3,427,191)	(3,318,174)	(673,626)	(331,912)

Total increase (decrease) in net assets	(2,191,676)	(1,602,406)	(652,534)	(195,786)

Net assets at beginning of year	9,242,528	10,844,934	1,422,310	1,618,096

Net assets at end of year	$7,050,852	$9,242,528	$769,776	$1,422,310

3 Merged with AIM VI Core Equity Fund effective 05/01/2006.
4 Merged with SC FI Large Cap Growth Fund I Class effective 04/30/2007.
5 Changed name from AllianceBernstein Total Return Portfolio (B) effective 05/01/2006.

See notes to financial statements.

KEYPORT VARIABLE ACCOUNT A
Statements of Changes in Net Assets
For the Years Ended December 31

	AllianceBernstein Global		AllianceBernstein Global
	Bond Portfolio (A)		Bond Portfolio (B)
Increase (decrease) in net assets from operations:	2007	2006	2007	2006

Net investment income (loss)	$143,955	$26,415	$41,975	$(9,152)
Realized gain (loss)	(79,358)	(211,752)	52,388	61,931
Change in unrealized appreciation (depreciation) during the year	586,005	545,197	137,839	60,628
Net increase (decrease) in net assets from operations	650,602	359,860	232,202	113,407

Contract transactions:
Payments received from contract owners	104,074	14,320	3,851	24,616
Transfers between accounts, net	28,852	131,763	(162,260)	(245,243)
Transfer for contract terminations and annuity payouts	(2,487,512)	(4,148,875)	(820,373)	(693,569)

Net increase (decrease) in net assets from contract transactions	(2,354,586)	(4,002,792)	(978,782)	(914,196)

Total increase (decrease) in net assets	(1,703,984)	(3,642,932)	(746,580)	(800,789)

Net assets at beginning of year	8,988,046	12,630,978	3,528,310	4,329,099

Net assets at end of year	$7,284,062	$8,988,046	$2,781,730	$3,528,310

	AllianceBernstein		AllianceBernstein Growth &
	Global Technology Portfolio (B)		Income Portfolio (A)
Increase (decrease) in net assets from operations:	2007	2006	2007	2006

Net investment income (loss)	$(201,584)	$(219,595)	$806	$1,254
Realized gain (loss)	(2,902,116)	(3,291,164)	276,197	257,431
Change in unrealized appreciation (depreciation) during the year	4,947,832	4,256,523	(172,997)	212,312
Net increase (decrease) in net assets from operations	1,844,132	745,764	104,006	470,997

Contract transactions:
Payments received from contract owners	107,921	152,621	91,952	145,166
Transfers between accounts, net	42,033	(511,565)	653,106	906,246
Transfer for contract terminations and annuity payouts	(2,726,769)	(1,964,847)	(1,601,563)	(1,775,425)

Net increase (decrease) in net assets from contract transactions	(2,576,815)	(2,323,791)	(856,505)	(724,013)

Total increase (decrease) in net assets	(732,683)	(1,578,027)	(752,499)	(253,016)

Net assets at beginning of year	11,909,372	13,487,399	3,222,127	3,475,143

Net assets at end of year	$11,176,689	$11,909,372	$2,469,628	$3,222,127

See notes to financial statements.

KEYPORT VARIABLE ACCOUNT A
Statements of Changes in Net Assets
For the Years Ended December 31

	AllianceBernstein Growth &		AllianceBernstein Growth
	Income Portfolio (B)		Portfolio (B)
Increase (decrease) in net assets from operations:	2007	2006	2007	2006

Net investment income (loss)	$(171,009)	$(200,972)	$(11,516)	$(15,529)
Realized gain (loss)	3,160,762)	3,268,760	78,726	33,051
Change in unrealized appreciation (depreciation) during the year	(1,584,845)	3,079,726	8,657	(53,497)
Net increase (decrease) in net assets from operations	1,404,908	6,147,514	75,867	(35,975)

Contract transactions:
Payments received from contract owners	241,095	307,502	39,315	3,013
Transfers between accounts, net	(834,271)	(3,292,443)	127,843)	(114,017)
Transfer for contract terminations and annuity payouts	(6,785,002)	(4,724,393)	(294,174)	(162,847)

Net increase (decrease) in net assets from contract transactions	(7,378,178)	(7,709,334)	(127,016)	(273,851)

Total increase (decrease) in net assets	(5,973,270)	(1,561,820)	(51,149)	(309,826)

Net assets at beginning of year	43,920,143	45,481,963	825,869	1,135,695

Net assets at end of year	$37,946,873	$43,920,143	$774,720	$825,869

	AllianceBernstein International		AllianceBernstein International
	Growth Portfolio (B)[6]		Research Growth Portfolio (B)[7]
Increase (decrease) in net assets from operations:	2007	2006	2007	2006

Net investment income (loss)	$(26,233)	$(60,016)	$(3,841)	$(12,087)
Realized gain (loss)	2,364,103)	294,027)	571,688	22,763
Change in unrealized appreciation (depreciation) during the year	(1,330,013)	1,141,067	(428,416)	183,553
Net increase (decrease) in net assets from operations	1,007,857	1,375,078	139,431	194,229

Contract transactions:
Payments received from contract owners	17,606	29,438	58,419	-
Transfers between accounts, net	1,460,090)	(132,295)	(931,240)	140,028
Transfer for contract terminations and annuity payouts	(1,241,772)	(966,552)	(278,325)	(196,611)

Net increase (decrease) in net assets from contract transactions	235,924	(1,069,409)	(1,151,146)	(56,583)

Total increase (decrease) in net assets	1,243,781	305,669	(1,011,715)	137,646

Net assets at beginning of year	6,351,257	6,045,588	1,011,715	874,069

Net assets at end of year	$7,595,038	$6,351,257	$-	$1,011,715
6 Changed name from AllianceBernstein Worldwide Privatization Portfolio (B) effective 05/01/2006.
7 Changed name from AllianceBernstein International Portfolio (B) effective 05/01/2006.
Also Merged with AllianceBernstein International Growth Portfolio (B) effective 12/08/2007.

See notes to financial statements.

KEYPORT VARIABLE ACCOUNT A
Statements of Changes in Net Assets
For the Years Ended December 31

	AllianceBernstein Large Cap		AllianceBernstein Large Cap
	Growth Portfolio (A)[8]		Growth Portfolio (B)[9]
Increase (decrease) in net assets from operations:	2007	2006	2007	2006

Net investment income (loss)	$(113,104)	$(431,446)	$(118,632)	$(402,106)
Realized gain (loss)	3,337,882	409,639	(8,564,500)	(2,442,330)
Change in unrealized appreciation (depreciation) during the year	(2,226,279)	(930,955)	9,523,046	2,018,997
Net increase (decrease) in net assets from operations	998,499	(952,762)	839,914	(825,439)

Contract transactions:
Payments received from contract owners	61,102	245,109	79,377	311,097
Transfers between accounts, net	(23,786,700)	(561,356)	(20,550,233)	(411,412)
Transfer for contract terminations and annuity payouts	(2,462,390)	(10,328,537)	(1,804,942)	(3,593,001)

Net increase (decrease) in net assets from contract transactions	(26,187,988)	(10,644,784)	(22,275,798)	(3,693,316)

Total increase (decrease) in net assets	(25,189,489)	(11,597,546)	(21,435,884)	(4,518,755)

Net assets at beginning of year	25,189,489	36,787,035	21,435,884	25,954,639

Net assets at end of year	$-	$25,189,489	$-	$21,435,884

	AllianceBernstein Real Estate		Columbia Asset
	Investment Portfolio (A)		Allocation Fund, VS (A)[10]
Increase (decrease) in net assets from operations:	2007	2006	2007	2006

Net investment income (loss)	$446	$4,067	$530,851	$485,505
Realized gain (loss)	152,159	153,126	3,732,793	1,845,313
Change in unrealized appreciation (depreciation) during the year	(255,371)	64,843	(1,039,056)	2,696,851
Net increase (decrease) in net assets from operations	(102,766)	222,036	3,224,588	5,027,669

Contract transactions:
Payments received from contract owners	31,398	-	371,349	221,514
Transfers between accounts, net	(33,362)	(57,798)	(1,443,431)	(1,868,164)
Transfer for contract terminations and annuity payouts	(253,506)	(102,121)	(12,768,788)	(16,849,804)

Net increase (decrease) in net assets from contract transactions	(255,470)	(159,919)	(13,840,870)	(18,496,454)

Total increase (decrease) in net assets	(358,236)	62,117	(10,616,282)	(13,468,785)

Net assets at beginning of year	824,040	761,923	46,850,010	60,318,795

Net assets at end of year	$465,804	$824,040	$36,233,728	$46,850,010

8 Merged with SC FI Large Cap Growth Fund I Class effective 04/30/2007.
9 Merged with SC FI Large Cap Growth Fund S Class effective 04/30/2007.
10 Changed name from Liberty Asset Allocation Fund, VS (A) effective 05/01/2006.

See notes to financial statements.

KEYPORT VARIABLE ACCOUNT A
Statements of Changes in Net Assets
For the Years Ended December 31

	Columbia Asset		Columbia Federal
	Allocation Fund, VS (B)[11]		Securities Fund, VS (A)[12]
Increase (decrease) in net assets from operations:	2007	2006	2007	2006

Net investment income (loss)	$443,002	$341,099	$853,678	$1,026,782
Realized gain (loss)	4,363,944	3,215,414	(126,266)	46,250
Change in unrealized appreciation (depreciation) during the year	(1,852,352)	591,652	130,057	(600,133)
Net increase (decrease) in net assets from operations	2,954,594	4,148,165	857,469	472,899

Contract transactions:
Payments received from contract owners	108,230	432,744	147,840	87,964
Transfers between accounts, net	(1,032,975)	(748,283)	(169,793)	(787,968)
Transfer for contract terminations and annuity payouts	(6,690,851)	(6,975,460)	(6,289,655)	(9,607,902)

Net increase (decrease) in net assets from contract transactions	(7,615,596)	(7,290,999)	(6,311,608)	(10,307,906)

Total increase (decrease) in net assets	(4,661,002)	(3,142,834)	(5,454,139)	(9,835,007)

Net assets at beginning of year	43,501,641	46,644,475	23,123,984	32,958,991

Net assets at end of year	$38,840,639	$43,501,641	$17,669,845	$23,123,984

	Columbia Federal		Columbia High Yield
	Securities Fund, VS (B)[13]		Fund, VS (A)[14]
Increase (decrease) in net assets from operations:	2007	2006	2007	2006

Net investment income (loss)	$2,503,370	$2,523,993	$104,502	$346,754
Realized gain (loss)	(143,106)	(243,169)	60,462	165,093
Change in unrealized appreciation (depreciation) during the year	201,047	(1,202,560)	(140,136)	(195,711)
Net increase (decrease) in net assets from operations	2,561,311	1,078,264	24,828	316,136

Contract transactions:
Payments received from contract owners	357,965	676,377	67,639	14,810
Transfers between accounts, net	399,844	325,552)	(189,570)	(368,010)
Transfer for contract terminations and annuity payouts	(9,093,497)	(9,170,535)	(1,128,692)	(1,086,975)

Net increase (decrease) in net assets from contract transactions	(8,335,688)	(8,168,606)	(1,250,623)	(1,440,175)

Total increase (decrease) in net assets	(5,774,377)	(7,090,342)	(1,225,795)	(1,124,039)

Net assets at beginning of year	64,710,572	71,800,914	4,043,974	5,168,013

Net assets at end of year	$58,936,195	$64,710,572	$2,818,179	$4,043,974

11 Changed name from Liberty Asset Allocation Fund, VS (B) effective 05/01/2006.
12 Changed name from Liberty Federal Securities Fund, VS (A) effective 05/01/2006.
13 Changed name from Liberty Federal Securities Fund, VS (B) effective 05/01/2006.
14 Changed name from Columbia High Yield Fund II, VS (A) effective 05/01/2006.

See notes to financial statements.

KEYPORT VARIABLE ACCOUNT A
Statements of Changes in Net Assets
For the Years Ended December 31

	Columbia High Yield		Columbia International
	Fund, VS (B)[15]		Fund, VS (A)
Increase (decrease) in net assets from operations:	2007	2006	2007	2006

Net investment income (loss)	$414,479	$996,058	$439,921	$(37,876)
Realized gain (loss)	81,220	543,150	6,953,031	5,649,078
Change in unrealized appreciation (depreciation) during the year	(465,825)	(578,330)	(4,985,046)	2,242,730
Net increase (decrease) in net assets from operations	29,874	960,878	2,407,906	7,853,932

Contract transactions:
Payments received from contract owners	46,590	106,150	263,234	147,614
Transfers between accounts, net	(1,113,778)	(1,908,954)	(659,830)	(200,816)
Transfer for contract terminations and annuity payouts	(1,465,520)	(2,272,199)	(10,656,250)	(11,040,544)

Net increase (decrease) in net assets from contract transactions	(2,532,708)	(4,075,003)	(11,052,846)	(11,093,746)

Total increase (decrease) in net assets	(2,502,834)	(3,114,125)	(8,644,940)	(3,239,814)

Net assets at beginning of year	13,250,678	16,364,803	35,872,393	39,112,207

Net assets at end of year	$10,747,844	$13,250,678	$27,227,453	$35,872,393

	Columbia International		Columbia Large Cap
	Fund, VS (B)		Growth Stock Fund, VS (A)
Increase (decrease) in net assets from operations:	2007	2006	2007	2006

Net investment income (loss)	$44,859	$(20,629)	$(231,582)	$(304,909))
Realized gain (loss)	1,500,480	753,815	(3,838,479)	(7,197,022)
Change in unrealized appreciation (depreciation) during the year	(1,226,999)	440,319	6,634,591	9,439,426
Net increase (decrease) in net assets from operations	318,340	1,173,505	2,564,530	1,937,495

Contract transactions:
Payments received from contract owners	81,132	16,510	179,736	418,490
Transfers between accounts, net	(446,084)	(212,096)	(805,841)	(1,124,306)
Transfer for contract terminations and annuity payouts	(1,553,620)	(874,859)	(7,100,335)	(7,932,561)

Net increase (decrease) in net assets from contract transactions	(1,918,572)	(1,070,445)	(7,726,440)	(8,638,377)

Total increase (decrease) in net assets	(1,600,232)	103,060	(5,161,910)	(6,700,882)

Net assets at beginning of year	5,646,510	5,543,450	22,206,251	28,907,133

Net assets at end of year	$4,046,278	$5,646,510	$17,044,341	$22,206,251

15 Changed name from Columbia High Yield Fund II, VS (B) effective 05/01/2006.

See notes to financial statements.

KEYPORT VARIABLE ACCOUNT A
Statements of Changes in Net Assets
For the Years Ended December 31

	Columbia Large Cap		Columbia Large Cap
	Growth Stock Fund, VS (B)		Value Fund, VS (A)[16]
Increase (decrease) in net assets from operations:	2007	2006	2007	2006

Net investment income (loss)	$(188,474)	$(205,852)	$(49,940)	$(181,997)
Realized gain (loss)	(1,025,075)	(614,214)	5,641,169	2,391,040
Change in unrealized appreciation (depreciation) during the year	2,991,322	1,949,451	(3,863,014)	12,008,992
Net increase (decrease) in net assets from operations	1,777,773	1,129,385	1,728,215	14,218,035

Contract transactions:
Payments received from contract owners	113,057	287,441	417,632	457,880
Transfers between accounts, net	550,572	80,032	(1,642,595)	(2,505,192)
Transfer for contract terminations and annuity payouts	(2,800,614)	(2,129,244)	(24,893,148)	(31,710,053)

Net increase (decrease) in net assets from contract transactions	(2,136,985)	(1,761,771)	(26,118,111)	(33,757,365)

Total increase (decrease) in net assets	(359,212)	(632,386)	(24,389,896)	(19,539,330)

Net assets at beginning of year	14,339,849	14,972,235	85,742,272	105,281,602

Net assets at end of year	$13,980,637	$14,339,849	$61,352,376	$85,742,272

	Columbia Large Cap		Columbia Mid Cap
	Value Fund, VS (B)[17]		Value Fund, VS (A)[18]
Increase (decrease) in net assets from operations:	2007	2006	2007	2006

Net investment income (loss)	$(127,758)	$(172,759)	$1,590	$1,184
Realized gain (loss)	3,647,547	1,613,091	30,412	29,876
Change in unrealized appreciation (depreciation) during the year	(3,062,588)	3,671,760	(16,891)	(2,322)
Net increase (decrease) in net assets from operations	457,201	5,112,092	15,111	28,738

Contract transactions:
Payments received from contract owners	142,642	255,603	-	-
Transfers between accounts, net	(932,707)	(194,836)	-	-
Transfer for contract terminations and annuity payouts	(6,010,296)	(4,658,568)	-	-

Net increase (decrease) in net assets from contract transactions	(6,800,361)	(4,597,801)	-	-

Total increase (decrease) in net assets	(6,343,160)	514,291	15,111	28,738

Net assets at beginning of year	35,338,280	34,823,989	198,694	169,956

Net assets at end of year	$28,995,120	$35,338,280	$213,805	$198,694

16 Changed name from Liberty Growth & Income Fund, VS (A) effective 05/01/2006.
17 Changed name from Liberty Growth & Income Fund, VS (B) effective 05/01/2006.
18 Changed name from Liberty Select Value Fund, VS (A) effective 05/01/2006.
Retained by Sun life Assurance Company of Canada (U.S.)

See notes to financial statements.

KEYPORT VARIABLE ACCOUNT A
Statements of Changes in Net Assets
For the Years Ended December 31

	Columbia Mid Cap		Columbia Money Market
	Value Fund, VS (B)[19]		Fund, VS (A)[20]
Increase (decrease) in net assets from operations:	2007	2006	2007	2006

Net investment income (loss)	$(345,715)	$(412,746)	$3,799,150	$3,969,231
Realized gain (loss)	5,355,315	7,150,505	-	-
Change in unrealized appreciation (depreciation) during the year	(2,821,396)	(1,808,803)	-	-
Net increase (decrease) in net assets from operations	2,188,204	4,928,956	3,799,150	3,969,231

Contract transactions:
Payments received from contract owners	155,984	278,531	609,315	987,446
Transfers between accounts, net	(509,102)	(733,819)	37,262,622	46,662,876
Transfer for contract terminations and annuity payouts	(5,364,825)	(4,484,136)	(60,355,549)	(69,567,080)

Net increase (decrease) in net assets from contract transactions	(5,717,943)	(4,939,424)	(22,483,612)	(21,916,758)

Total increase (decrease) in net assets	(3,529,739)	(10,468)	(18,684,462)	(17,947,527)

Net assets at beginning of year	35,194,954	35,205,422	116,027,363	133,974,890

Net assets at end of year	$31,665,215	$35,194,954	$97,342,901	$116,027,363

	Columbia S&P 500 Index		Columbia S&P 500 Index
	Fund, VS (A)[21]		Fund, VS (B)[22]
Increase (decrease) in net assets from operations:	2007	2006	2007	2006

Net investment income (loss)	$1,650	$1,536	$(151,672)	$(132,553)
Realized gain (loss)	-	-	1,828,513	1,878,839
Change in unrealized appreciation (depreciation) during the year	4,080	12,999	(398,437)	3,008,905
Net increase (decrease) in net assets from operations	5,730	14,535	1,278,404	4,755,191

Contract transactions:
Payments received from contract owners	-	-	377,542	665,672
Transfers between accounts, net	-	-	670,231	(3,049,266)
Transfer for contract terminations and annuity payouts	-	-	(5,115,414)	(4,552,786)

Net increase (decrease) in net assets from contract transactions	-	-	(4,067,641)	(6,936,380)

Total increase (decrease) in net assets	5,730	14,535	(2,789,237)	(2,181,189)

Net assets at beginning of year	109,484	94,949	38,659,141	40,840,330

Net assets at end of year	$115,214	$109,484	$35,869,904	$38,659,141

19 Changed name from Liberty Select Value Fund, VS (B) effective 05/01/2006.
20 Changed name from Liberty Money Market Fund, VS (B) effective 05/01/2006.
21 Changed name from Liberty S&P 500 Index Fund, VS (A) effective 05/01/2006.
Retained by Sun life Assurance Company of Canada (U.S.)
22 Changed name from Liberty S&P 500 Index Fund, VS (B) effective 05/01/2006.

See notes to financial statements.

KEYPORT VARIABLE ACCOUNT A
Statements of Changes in Net Assets
For the Years Ended December 31

	Columbia Small Cap		Columbia Small Cap
	Value Fund, VS (A)[23]		Value Fund, VS (B)[24]
Increase (decrease) in net assets from operations:	2007	2006	2007	2006

Net investment income (loss)	$(78,949)	$(93,794)	$(225,074)	$(241,962)
Realized gain (loss)	1,768,453	1,115,438	2,773,819	1,786,288
Change in unrealized appreciation (depreciation) during the year	(1,849,932)	355,298	(3,040,526)	1,377,412
Net increase (decrease) in net assets from operations	(160,428)	1,376,942	(491,781)	2,921,738

Contract transactions:
Payments received from contract owners	63,870	37,586	184,917	79,968
Transfers between accounts, net	(541,117)	(274,579)	(1,098,707)	(296,369)
Transfer for contract terminations and annuity payouts	(2,121,979)	(1,898,839)	(3,392,925)	(2,589,594)

Net increase (decrease) in net assets from contract transactions	(2,599,226)	(2,135,832)	(4,306,715)	(2,805,995)

Total increase (decrease) in net assets	(2,759,654)	(758,890)	(4,798,496)	115,743

Net assets at beginning of year	7,900,514	8,659,404	18,121,796	18,006,053

Net assets at end of year	$5,140,860	$7,900,514	$13,323,300	$18,121,796

	Columbia Small Company		Columbia
	Growth Fund, VS (A)[25]		Strategic Income Fund, VS (A)[26]
Increase (decrease) in net assets from operations:	2007	2006	2007	2006

Net investment income (loss)	$(52,674)	$(73,492)	$1,995,848)	$3,520,326
Realized gain (loss)	(210,638)	(323,853)	(1,261,657)	(1,454,803)
Change in unrealized appreciation (depreciation) during the year	712,255	978,963	682,390	102,640
Net increase (decrease) in net assets from operations	448,943	581,618	1,416,581	2,168,163

Contract transactions:
Payments received from contract owners	61,800	16,320	148,755	121,544
Transfers between accounts, net	(349,952)	(34,108)	(420,221)	(199,115)
Transfer for contract terminations and annuity payouts	(1,039,773)	(2,277,796)	(9,558,261)	(16,631,875)

Net increase (decrease) in net assets from contract transactions	(1,327,925)	(2,295,584)	(9,829,727)	(16,709,446)

Total increase (decrease) in net assets	(878,982)	(1,713,966)	(8,413,146)	(14,541,283)

Net assets at beginning of year	4,115,136	5,829,102	36,215,918	50,757,201

Net assets at end of year	$3,236,154	$4,115,136	$27,802,772	$36,215,918

23 Changed name from Colonial Small Cap Value Fund, VS (A) effective 05/01/2006.
24 Changed name from Colonial Small Cap Value Fund, VS (B) effective 05/01/2006.
25 Changed name from Liberty Small Company Growth Fund, VS (A) effective 05/01/2006.
26 Changed name from Colonial Strategic Income Fund, VS (A) effective 05/01/2006.

See notes to financial statements.

KEYPORT VARIABLE ACCOUNT A
Statements of Changes in Net Assets
For the Years Ended December 31

	Columbia		Fidelity VIP Equity
	Strategic Income Fund, VS (B)[27]		Income Fund - SC2
Increase (decrease) in net assets from operations:	2007	2006	2007	2006

Net investment income (loss)	$2,632,173	$3,711,086	$(62,825)	$605,956
Realized gain (loss)	237,317	201,092	4,139,132	5,858,268
Change in unrealized appreciation (depreciation) during the year	(1,182,171)	(1,749,023)	(3,957,885)	947,581
Net increase (decrease) in net assets from operations	1,687,319	2,163,155	118,422	7,411,805

Contract transactions:
Payments received from contract owners	194,959	467,120	296,158	997,256
Transfers between accounts, net	2,071,711	2,373,388	(85,931)	525,410
Transfer for contract terminations and annuity payouts	(6,441,755)	(7,560,772)	(6,808,171)	(5,429,074)

Net increase (decrease) in net assets from contract transactions	(4,175,085)	(4,720,264)	(6,597,944)	(3,906,408)

Total increase (decrease) in net assets	(2,487,766)	(2,557,109)	(6,479,522)	3,505,397

Net assets at beginning of year	42,740,666	45,297,775	47,375,874	43,870,477

Net assets at end of year	$40,252,900	$42,740,666	$40,896,352	$47,375,874

	Fidelity VIP III
	Dynamic Capital		Fidelity VIP III Growth
	Appreciation Fund-SC2		Opportunities Fund - SC2
Increase (decrease) in net assets from operations:	2007	2006	2007	2006

Net investment income (loss)	$(42,269)	$(38,177)	$(279,383)	$(197,184)
Realized gain (loss)	338,863	108,404	1,470,179	337,353
Change in unrealized appreciation (depreciation) during the year	(151,809)	220,197	1,988,232	440,642
Net increase (decrease) in net assets from operations	144,785	290,424	3,179,028	580,811

Contract transactions:
Payments received from contract owners	19,749	27,800	75,374	306,771
Transfers between accounts, net	(17,723)	1,026,284	(827,499)	91,775
Transfer for contract terminations and annuity payouts	(558,315)	(317,380)	(2,382,203)	(1,724,729)

Net increase (decrease) in net assets from contract transactions	(556,289)	736,704	(3,134,328)	(1,326,183)

Total increase (decrease) in net assets	(411,504)	1,027,128	44,700	(745,372)

Net assets at beginning of year	2,896,507	1,869,379	16,885,699	17,631,071

Net assets at end of year	$2,485,003	$2,896,507	$16,930,399	$16,885,699

27 Changed name from Colonial Strategic Income Fund, VS (B) effective 05/01/2006.

See notes to financial statements.

KEYPORT VARIABLE ACCOUNT A
Statements of Changes in Net Assets
For the Years Ended December 31

			MFS Emerging
	MFS Bond Series IC		Growth Series IC
Increase (decrease) in net assets from operations:	2007	2006	2007	2006

Net investment income (loss)	$33,363	$63,688	$(101,810)	$(127,969)
Realized gain (loss)	10,273	14,967	452,734	51,553
Change in unrealized appreciation (depreciation) during the year	12,627	(24,033)	901,671	564,686
Net increase (decrease) in net assets from operations	56,263	54,622	1,252,595	488,270

Contract transactions:
Payments received from contract owners	27,041	3,438	28,369	85,699
Transfers between accounts, net	168,933	34,987	(552,484)	(455,703)
Transfer for contract terminations and annuity payouts	(537,285)	(329,557)	(2,026,770)	(2,578,266)

Net increase (decrease) in net assets from contract transactions	(341,311)	(291,132)	(2,550,885)	(2,948,270)

Total increase (decrease) in net assets	(285,048)	(236,510)	(1,298,290)	(2,460,000)

Net assets at beginning of year	2,126,149	2,362,659	7,718,489	10,178,489

Net assets at end of year	$1,841,101	$2,126,149	$6,420,199	$7,718,489

	MFS Emerging		MFS Investors Growth
	Growth Series SC		Stock Series SC
Increase (decrease) in net assets from operations:	2007	2006	2007	2006

Net investment income (loss)	$(85,589)	$(87,652)	$(218,282)	$(231,991)
Realized gain (loss)	(48,702)	(92,239)	629,351	314,389
Change in unrealized appreciation (depreciation) during the year	995,624	446,340	833,415	657,881
Net increase (decrease) in net assets from operations	861,333	266,449	1,244,484	740,279

Contract transactions:
Payments received from contract owners	17,343	53,271	68,642	83,060
Transfers between accounts, net	(502,262)	247,210	351,349	(161,008)
Transfer for contract terminations and annuity payouts	(644,523)	(757,701)	(2,062,863)	(1,543,310)

Net increase (decrease) in net assets from contract transactions	(1,129,442)	(457,220)	(1,642,872)	(1,621,258)

Total increase (decrease) in net assets	(268,109)	(190,771)	(398,388)	(880,979)

Net assets at beginning of year	4,922,552	5,113,323	13,788,286	14,669,265

Net assets at end of year	$4,654,443	$4,922,552	$13,389,898	$13,788,286

See notes to financial statements.

KEYPORT VARIABLE ACCOUNT A
Statements of Changes in Net Assets
For the Years Ended December 31

	MFS Investors		MFS New
	Trust Series SC		Discovery Series SC
Increase (decrease) in net assets from operations:	2007	2006	2007	2006

Net investment income (loss)	$(164,812)	$(225,187)	$(95,678)	$(106,463)
Realized gain (loss)	1,223,575	632,768	729,914	180,861
Change in unrealized appreciation (depreciation) during the year	203,550	1,244,960	(503,327)	589,693
Net increase (decrease) in net assets from operations	1,262,313	1,652,541	130,909	664,091

Contract transactions:
Payments received from contract owners	40,490	54,954	10,840	102,188
Transfers between accounts, net	(474,185)	(526,193)	(181,908)	(277,364)
Transfer for contract terminations and annuity payouts	(2,699,145)	(1,620,274)	(1,608,873)	(631,868)

Net increase (decrease) in net assets from contract transactions	(3,132,840)	(2,091,513)	(1,779,941)	(807,044)

Total increase (decrease) in net assets	(1,870,527)	(438,972)	(1,649,032)	(142,953)

Net assets at beginning of year	16,262,742	16,701,714	6,247,295	6,390,248

Net assets at end of year	$14,392,215	$16,262,742	$4,598,263	$6,247,295
	MFS		Rydex
	Research Series IC		Banking Fund
Increase (decrease) in net assets from operations:	2007	2006	2007	2006

Net investment income (loss)	$(90,838)	$(139,437)	$1,028	$(195)
Realized gain (loss)	308,093	190,414	1	5,407
Change in unrealized appreciation (depreciation) during the year	1,271,846	1,207,871	(3,159)	3,653
Net increase (decrease) in net assets from operations	1,489,101	1,258,848	(2,130)	8,865

Contract transactions:
Payments received from contract owners	77,884	67,428	-	-
Transfers between accounts, net	(416,621)	(719,814)	30,787	(42,877)
Transfer for contract terminations and annuity payouts	(3,559,406)	(4,512,074)	-	-

Net increase (decrease) in net assets from contract transactions	(3,898,143)	(5,164,460)	30,787	(42,877)

Total increase (decrease) in net assets	(2,409,042)	(3,905,612)	28,657	(34,012)

Net assets at beginning of year	14,102,176	18,007,788	-	34,012

Net assets at end of year	$11,693,134	$14,102,176	$28,657	$-

See notes to financial statements.

KEYPORT VARIABLE ACCOUNT A
Statements of Changes in Net Assets
For the Years Ended December 31

	Rydex		Rydex
	Basic Materials Fund		Consumer Products Fund
Increase (decrease) in net assets from operations:	2007	2006	2007	2006

Net investment income (loss)	$-	$(115)	$16	$(219)
Realized gain (loss)	-	2,173	225	(946)
Change in unrealized appreciation (depreciation) during the year	-	(1,014)	(32)	535
Net increase (decrease) in net assets from operations	-	1,044	209	(630)

Contract transactions:
Payments received from contract owners	-	-	-	-
Transfers between accounts, net	-	(37,743)	(306)	(15,212)
Transfer for contract terminations and annuity payouts	-	-	-	-

Net increase (decrease) in net assets from contract transactions	-	(37,743)	(306)	(15,212)

Total increase (decrease) in net assets	-	(36,699)	(97)	(15,842)

Net assets at beginning of year	-	36,699	2,165	18,007

Net assets at end of year	$-	$-	$2,068	$2,165

	Rydex		Rydex
	Electronics Fund		Energy Fund
Increase (decrease) in net assets from operations:	2007	2006	2007	2006

Net investment income (loss)	$-	$(60)	$(247)	$(329)
Realized gain (loss)	-	(600)	9,290	34,368
Change in unrealized appreciation (depreciation) during the year	-	-	2,489	(14,874)
Net increase (decrease) in net assets from operations	-	(600)	11,532	19,165

Contract transactions:
Payments received from contract owners	-	-	-	-
Transfers between accounts, net	-	660	(7,583)	(17,123)
Transfer for contract terminations and annuity payouts	-	-	(416)	(34,953)

Net increase (decrease) in net assets from contract transactions	-	660	(7,999)	(52,076)

Total increase (decrease) in net assets	-	-	3,533	(32,911)

Net assets at beginning of year	-	-	12,499	45,410

Net assets at end of year	$-	$-	$16,032	$12,499

See notes to financial statements.

KEYPORT VARIABLE ACCOUNT A
Statements of Changes in Net Assets
For the Years Ended December 31

	Rydex		Rydex Financial
	Energy Services Fund		Services Fund, VS (A)
Increase (decrease) in net assets from operations:	2007	2006	2007	2006

Net investment income (loss)	$(293)	$(597)	$693	$(60)
Realized gain (loss)	11,578	12,835	4,044	1,911
Change in unrealized appreciation (depreciation) during the year	(1,612)	(1,625)	(6,327)	(781)
Net increase (decrease) in net assets from operations	9,673	10,613	(1,590)	1,070

Contract transactions:
Payments received from contract owners	-	-	-	-
Transfers between accounts, net	-	(43,154)	30,786	(18,896)
Transfer for contract terminations and annuity payouts	(20,999)	-	-	-

Net increase (decrease) in net assets from contract transactions	(20,999)	(43,154)	30,786	(18,896)

Total increase (decrease) in net assets	(11,326)	(32,541)	29,196	(17,826)

Net assets at beginning of year	37,043	69,584	37	17,863

Net assets at end of year	$25,717	$37,043	$29,233	$37

	Rydex Health		Rydex
	Care Fund, VS (A)		Nova Fund
Increase (decrease) in net assets from operations:	2007	2006	2007	2006

Net investment income (loss)	$(18)	$(347)	$7,116	$4,801
Realized gain (loss)	96	9,175	10,315	87,863
Change in unrealized appreciation (depreciation) during the year	38	(4,987)	(7,677)	(23,166)
Net increase (decrease) in net assets from operations	116	3,841	9,754	69,498

Contract transactions:
Payments received from contract owners	-	-	-	-
Transfers between accounts, net	-	(57,169)	(539,796)	234,471
Transfer for contract terminations and annuity payouts	(299)	-	-	-

Net increase (decrease) in net assets from contract transactions	(299)	(57,169)	(539,796)	234,471

Total increase (decrease) in net assets	(183)	(53,328)	(530,042)	303,969

Net assets at beginning of year	2,070	55,398	630,223	326,254

Net assets at end of year	$1,887	$2,070	$100,181	$630,223

See notes to financial statements.

KEYPORT VARIABLE ACCOUNT A
Statements of Changes in Net Assets
For the Years Ended December 31

	Rydex		Rydex Precious
	OTC Fund		Metals Fund
Increase (decrease) in net assets from operations:	2007	2006	2007	2006

Net investment income (loss)	$(32,727)	$(34,688)	$(3,043)	$(2,506)
Realized gain (loss)	21,381	(17,701)	(23,990)	72,971
Change in unrealized appreciation (depreciation) during the year	310,318	112,907	75,002	16,062
Net increase (decrease) in net assets from operations	298,972	60,518	47,969	86,527

Contract transactions:
Payments received from contract owners	9,826	23,248	-	-
Transfers between accounts, net	(12,303)	(377,916)	285,660	(286,799)
Transfer for contract terminations and annuity payouts	(159,405)	(287,930)	(19,482)	(31,480)

Net increase (decrease) in net assets from contract transactions	(161,882)	(642,598)	266,178	(318,279)

Total increase (decrease) in net assets	137,090	(582,080)	314,147	(231,752)

Net assets at beginning of year	1,846,983	2,429,063	227,735	459,487

Net assets at end of year	$1,984,073	$1,846,983	$541,882	$227,735

	Rydex		Rydex
	Real Estate Fund		Retailing Fund
Increase (decrease) in net assets from operations:	2007	2006	2007	2006

Net investment income (loss)	$215	$106	$(28)	$(6)
Realized gain (loss)	1,766	(1,364)	11,626	(362)
Change in unrealized appreciation (depreciation) during the year	(5,268)	3,106	(12,387)	-
Net increase (decrease) in net assets from operations	(3,287)	1,848	(789)	(368)

Contract transactions:
Payments received from contract owners	-	-	-	-
Transfers between accounts, net	-	1,931	20,526	368
Transfer for contract terminations and annuity payouts	-	-	-	-

Net increase (decrease) in net assets from contract transactions	-	1,931	20,526	368

Total increase (decrease) in net assets	(3,287)	3,779	19,737	-

Net assets at beginning of year	16,561	12,782	-	-

Net assets at end of year	$13,274	$16,561	$19,737	$-

See notes to financial statements.

KEYPORT VARIABLE ACCOUNT A
Statements of Changes in Net Assets
For the Years Ended December 31

	Rydex		Rydex
	Technology Fund		Telecommunications Fund
Increase (decrease) in net assets from operations:	2007	2006	2007	2006

Net investment income (loss)	$-	$(258)	$-	$(116)
Realized gain (loss)	-	3,852	-	14,794
Change in unrealized appreciation (depreciation) during the year	-	-	-	(10,798)
Net increase (decrease) in net assets from operations	-	3,594	-	3,880

Contract transactions:
Payments received from contract owners	-	-	-	-
Transfers between accounts, net	-	(3,594)	-	(57,884))
Transfer for contract terminations and annuity payouts	-	-	-	-
	-	-
Net increase (decrease) in net assets from contract transactions	-	(3,594)	-	(57,884)

Total increase (decrease) in net assets	-	-	-	(54,004)

Net assets at beginning of year	-	-	-	54,004

Net assets at end of year	$-	$-	$-	$-

	Rydex		Rydex US Government
	Transportation Fund		Money Market Fund
Increase (decrease) in net assets from operations:	2007	2006	2007	2006

Net investment income (loss)	$-	$(142)	$33,589	$56,704
Realized gain (loss)	-	9,862	-	-
Change in unrealized appreciation (depreciation) during the year	-	-	-	-
Net increase (decrease) in net assets from operations	-	9,720	33,589	56,704

Contract transactions:
Payments received from contract owners	-	-	-	-
Transfers between accounts, net	-	(9,720)	(171,127)	3,078,999
Transfer for contract terminations and annuity payouts	-	-	(388,431)	(3,594,601)
	-
Net increase (decrease) in net assets from contract transactions	-	(9,720)	(559,558)	(515,602)

Total increase (decrease) in net assets	-	-	(525,969)	(458,898)

Net assets at beginning of year	-	-	1,427,537	1,886,435

Net assets at end of year	$-	$-	$901,568	$1,427,537

See notes to financial statements.

KEYPORT VARIABLE ACCOUNT A
Statements of Changes in Net Assets
For the Years Ended December 31

			Rydex VT
	Rydex VT		Government Long Bond
	Europe Advantage Fund[28]		1.2x Strategy Fund[29]
Increase (decrease) in net assets from operations:	2007	2006	2007	2006

Net investment income (loss)	$(3)	$9	$677	$678)
Realized gain (loss)	380	1,819	(9,278)	(2,631)
Change in unrealized appreciation (depreciation) during the year	(403)	643	1	(1,543)
Net increase (decrease) in net assets from operations	(26)	2,471	(8,600)	(3,496)

Contract transactions:
Payments received from contract owners	-	-	-	-
Transfers between accounts, net	(4,767)	(20,446)	8,614	(40,957)
Transfer for contract terminations and annuity payouts	-	(106)	-	-

Net increase (decrease) in net assets from contract transactions	(4,767)	(20,552)	8,614	(40,957)

Total increase (decrease) in net assets	(4,793)	(18,081)	14	(44,453))

Net assets at beginning of year	4,797	22,878	9	44,462

Net assets at end of year	$4	$4,797	$23	$9

	Rydex VT
	Inverse Government		Rydex VT Inverse
	Long Bond Strategy Fund[30]		OTC Strategy Fund[31]
Increase (decrease) in net assets from operations:	2007	2006	2007	2006

Net investment income (loss)	$(24))	$3,597	$(724)	$(1,302)
Realized gain (loss)	(4,020)	(21,413)	(15,015)	9,464
Change in unrealized appreciation (depreciation) during the year	-	32,405	-	504
Net increase (decrease) in net assets from operations	(4,044)	14,589	(15,739)	8,666

Contract transactions:
Payments received from contract owners	-	-	113,437	-
Transfers between accounts, net	4,044	(140,636)	(97,698)	(270,117)
Transfer for contract terminations and annuity payouts	-	(107,514)	-	(38,134)

Net increase (decrease) in net assets from contract transactions	4,044	(248,150)	15,739	(308,251)

Total increase (decrease) in net assets	-	(233,561)	-	(299,585)

Net assets at beginning of year	-	233,561	-	299,585

Net assets at end of year	$-	$-	$-	$-

28 Changed name from Rydex Large-Cap Europe Fund effective 05/01/2006.
29 Changed name from Rydex VT Government Long Bond Advantage Fund effective June 30, 2007.
30 Changed name from Rydex Inverse Government Long Bond Fund effective June 30, 2007.
31 Changed name from Rydex VT Inverse OTC Fund effective June 30, 2007.

See notes to financial statements.

KEYPORT VARIABLE ACCOUNT A
Statements of Changes in Net Assets
For the Years Ended December 31

	Rydex VT		Rydex VT
	Japan 1.25 x Strategy Fund[32]		Mid Cap 1.5x Strategy Fund[33]
Increase (decrease) in net assets from operations:	2007	2006	2007	2006

Net investment income (loss)	$(3)	$(14)	$(129)	$(9)
Realized gain (loss)	(1,017)	(6,311)	3,610)	(10,513)
Change in unrealized appreciation (depreciation) during the year	980	(1,627)	(11,276)	2,468
Net increase (decrease) in net assets from operations	(40)	(7,952)	(7,795)	(8,054)

Contract transactions:
Payments received from contract owners	-	-	-	-
Transfers between accounts, net	(4,579)	(11,088)	49,170	(1,833)
Transfer for contract terminations and annuity payouts	-	(106)	(106)	-

Net increase (decrease) in net assets from contract transactions	(4,579)	(11,194)	49,064	(1,833)

Total increase (decrease) in net assets	(4,619)	(19,146)	41,269	(9,887)

Net assets at beginning of year	4,619	23,765	4,486	45,755

Net assets at end of year	$-	$4,619	$45,755	$35,868

	Rydex VT		Rydex VT
	OTC 2x Strategy Fund[34]		S&P 500 2x Strategy Fund[35]
Increase (decrease) in net assets from operations:	2007	2006	2007	2006

Net investment income (loss)	$(2,208)	$(1,638)	$(1,331)	$(769)
Realized gain (loss)	2,862	66,062	(89,532)	102,130
Change in unrealized appreciation (depreciation) during the year	133	(18,244)	(12,716)	2,377
Net increase (decrease) in net assets from operations	787	46,180	(103,579)	103,738

Contract transactions:
Payments received from contract owners	-	-	-	-
Transfers between accounts, net	42,209	(1,040,142)	215,224	(977,901)
Transfer for contract terminations and annuity payouts	(42,484)	(319)	(42,528)	(84,014)

Net increase (decrease) in net assets from contract transactions	(275)	(1,040,461)	172,696	(1,061,915)

Total increase (decrease) in net assets	512	(994,281)	69,117	(958,177)

Net assets at beginning of year	129,869	1,124,150	53,897	1,012,074

Net assets at end of year	$130,381	$129,869	$123,014	$53,897

32 Changed name from Rydex VT Japan Advantage Fund effective June 30, 2007.
33 Changed name from Rydex VT Mid Cap Advantage effective June 30, 2007.
34 Changed name from Rydex VT Dynamic OTC Fund effective June 30, 2007.
35 Changed name from Rydex VT Dynamic S&P 500 Fund effective June 30, 2007.

See notes to financial statements.

KEYPORT VARIABLE ACCOUNT A
Statements of Changes in Net Assets
For the Years Ended December 31

	Rydex VT		Rydex VT
	Inverse S&P 500 Strategy Fund[36]		Russell 2000 1.5x Strategy Fund[37]
Increase (decrease) in net assets from operations:	2007	2006	2007	2006

Net investment income (loss)	$(479)	$(1,011)	$(74)	$(213)
Realized gain (loss)	(7,982)	(26,515)	(9,173)	(10,316)
Change in unrealized appreciation (depreciation) during the year	-	3,949	(4,151)	(578)
Net increase (decrease) in net assets from operations	(8,461)	(23,577)	(13,398)	(11,107)

Contract transactions:
Payments received from contract owners	-	-	-	-
Transfers between accounts, net	8,461	(74,448)	(21,521)	62,774
Transfer for contract terminations and annuity payouts	-	(68,116)	-	(106)

Net increase (decrease) in net assets from contract transactions	8,461	(142,564)	(21,521)	62,668

Total increase (decrease) in net assets	-	(166,141)	(34,919)	51,561

Net assets at beginning of year	-	166,141	55,971	4,410

Net assets at end of year	$-	$-	$21,052	$55,971

	SC FI Large Cap		SC FI Large Cap
	Growth Fund I Class[38]		Growth Fund S Class[39]
Increase (decrease) in net assets from operations:	2007	2006	2007	2006

Net investment income (loss)	$(400,214)	$-	$(200,926)	$-
Realized gain (loss)	140,825	-	58,937	-
Change in unrealized appreciation (depreciation) during the year	755,622	-	314,366	-
Net increase (decrease) in net assets from operations	496,233	-	172,377	-

Contract transactions:
Payments received from contract owners	182,070	-	128,231	-
Transfers between accounts, net	44,928,266	-	19,459,720	-
Transfer for contract terminations and annuity payouts	(9,027,309)	-	(3,051,764)	-

Net increase (decrease) in net assets from contract transactions	36,083,027	-	16,536,187	-

Total increase (decrease) in net assets	36,579,260	-	16,708,564	-

Net assets at beginning of year	-	-	-	-

Net assets at end of year	$36,579,260	$-	$16,708,564	$-

36 Changed name from Rydex VT Inverse S&P 500 Fund effective June 30, 2007.
37 Changed name from Rydex VT Russell 2000 Advantage fund effective June 30, 2007.
38 New Fund effective 04/30/2007.
39 New Fund effective 04/30/2007.

See notes to financial statements.

KEYPORT VARIABLE ACCOUNT A
Statements of Changes in Net Assets
For the Years Ended December 31

	Templeton Developing		U.S. Allocation
	Markets Securities Fund 2		Portfolio[40]
Increase (decrease) in net assets from operations:	2007	2006	2007	2006

Net investment income (loss)	$19,879	$(35,579)	$35,103	$72,661
Realized gain (loss)	1,488,275	150,914	(86,935)	(336,947)
Change in unrealized appreciation (depreciation) during the year	(566,520)	984,391	118,200	954,125
Net increase (decrease) in net assets from operations	941,634	1,099,726	66,368	689,839

Contract transactions:
Payments received from contract owners	33,330	113,596	34,726	76,153
Transfers between accounts, net	(868,351)	387,266	(181,951)	(1,089,625)
Transfer for contract terminations and annuity payouts	(1,972,221)	(995,052)	(2,439,078)	(1,927,304)

Net increase (decrease) in net assets from contract transactions	(2,807,242)	(494,190)	(2,586,303)	(2,940,776)

Total increase (decrease) in net assets	(1,865,608)	605,536	(2,519,935)	(2,250,937)

Net assets at beginning of year	5,198,058	4,592,522	7,018,743	9,269,680

Net assets at end of year	$3,332,450	$5,198,058	$4,498,808	$7,018,743

	Wanger International		Wanger International
	Select Fund		Small Cap Fund
Increase (decrease) in net assets from operations:	2007	2006	2007	2006

Net investment income (loss)	$(102,514)	$(139,898)	$(194,811)	$(274,762)
Realized gain (loss)	1,589,659	229,494	4,988,758	2,729,353
Change in unrealized appreciation (depreciation) during the year	510,346	2,794,670	(1,290,014)	5,038,079
Net increase (decrease) in net assets from operations	1,997,491	2,884,266	3,503,933	7,492,670

Contract transactions:
Payments received from contract owners	54,932	60,855	111,482	159,309
Transfers between accounts, net	675,420	1,073,878	(2,134,177)	(511,827)
Transfer for contract terminations and annuity payouts	(2,087,022)	(1,284,844)	(4,053,537)	(3,607,860)

Net increase (decrease) in net assets from contract transactions	(1,356,670)	(150,111)	(6,076,232)	(3,960,378)

Total increase (decrease) in net assets	640,821	2,734,155	(2,572,299)	3,532,292

Net assets at beginning of year	10,721,225	7,987,070	26,123,078	22,590,786

Net assets at end of year	$11,362,046	$10,721,225	$23,550,779	$26,123,078
40 Changed name from UBS Global AM Tactical Allocation Fund effective 05/01/2006.

See notes to financial statements.

KEYPORT VARIABLE ACCOUNT A
Statements of Changes in Net Assets
For the Years Ended December 31

	Wanger
	Select Fund
	2007	2006
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(464,148)	$(347,948)
Realized gain (loss)	3,343,402	1,479,941
Change in unrealized appreciation (depreciation) during the year	(519,533)	3,302,286
Net increase (decrease) in net assets from operations	2,359,721	4,434,279

Contract transactions:
Payments received from contract owners	138,980	556,913
Transfers between accounts, net	(2,101,908)	287,640
Transfer for contract terminations and annuity payouts	(5,091,673)	(3,795,319)

Net increase (decrease) in net assets from contract transactions	(7,054,601)	(2,950,766)

Total increase (decrease) in net assets	(4,694,880)	1,483,513

Net assets at beginning of year	28,232,706	26,749,193

Net assets at end of year	$23,537,826	$28,232,706

	Wanger US
	Smaller Companies Fund
	2007	2006
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(807,721)	$(750,523)
Realized gain (loss)	6,402,563	4,671,542
Change in unrealized appreciation (depreciation) during the year	(3,523,027)	(766,083)
Net increase (decrease) in net assets from operations	2,071,815	3,154,936

Contract transactions:
Payments received from contract owners	191,239	614,217
Transfers between accounts, net	(2,548,895)	(1,032,012)
Transfer for contract terminations and annuity payouts	(6,634,708)	(6,680,700)

Net increase (decrease) in net assets from contract transactions	(8,992,364)	(7,098,495)

Total increase (decrease) in net assets	(6,920,549)	(3,943,559)

Net assets at beginning of year	50,929,000	54,872,559

Net assets at end of year	$44,008,451	$50,929,000

See notes to financial statements.

KEYPORT VARIABLE ACCOUNT A
Notes to Financial Statements

1.  Organization

Keyport Variable Account A (the “Variable Account”) is a segregated investment account of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”).

The Variable Account exists in accordance with the regulations of the Delaware Department of Insurance, is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended, and invests in shares of eligible funds.  The Variable Account is a funding vehicle for group and individual variable annuity contracts.  The Variable Account currently offers ten variable annuity contracts: 1) Keyport Advisor Variable Annuity,  2)Keyport Advisor Charter Variable Annuity, 3) Keyport Advisor Optima Variable Annuity, 4) Keyport Advisor Vista Variable Annuity, 5) Keyport Charter Variable Annuity, 6) Keyport Latitude Variable Annuity, 7) Keyport Optima Variable Annuity, 8) Keyport Vista Variable Annuity, 9) Rydex Variable Annuity, 10) SteinRoe Variable Annuity, distinguished principally by the level of expenses, surrender charges, and eligible fund options.  The ten variable annuity contracts and their respective eligible fund options are as follows:

1) Keyport Advisor Variable Annuity	2) Keyport Advisor Charter Variable Annuity

Alger American Fund:	AIM Variable Insurance Funds, Inc:
Alger American Small Capitalization Portfolio	AIM VI Capital Appreciation Series I
AIM VI Core Equity Fund
AllianceBernstein Variable Products Series Fund, Inc:
AllianceBernstein Global Bond Portfolio (A)	Alger American Fund:
Alger American Growth Portfolio
Columbia Funds Variable Insurance Trust:	Alger American Small Capitalization Portfolio
Columbia Asset Allocation Fund, VS (A)
Columbia Federal Securities Fund, VS (A)	AllianceBernstein Variable Products Series Fund, Inc:
Columbia International Fund, VS (A)	AllianceBernstein Global Bond Portfolio (B)
Columbia Large Cap Growth Stock Fund, VS (A)	AllianceBernstein Global Technology Portfolio (B)
Columbia Large Cap Value Fund, VS (A)
Columbia Large Cap Value Fund, VS (B)	Columbia Funds Variable Insurance Trust:
Columbia Money Market Fund, VS (A)	Columbia Asset Allocation Fund, VS (A)
Columbia Small Company Growth Fund, VS (A)	Columbia Federal Securities Fund, VS (A)
Columbia Strategic Income Fund, VS (A)	Columbia High Yield Fund, VS (A)
Columbia International Fund, VS (A)
MFS Variable Insurance Trust:	Columbia International Fund, VS (B)
MFS Emerging Growth Series IC	Columbia Large Cap Growth Stock Fund, VS (A)
MFS Research Series IC	Columbia Large Cap Value Fund, VS (A)
Columbia Money Market Fund, VS (A)
Sun Capital Advisers Trust:	Columbia Small Cap Value Fund, VS (A)
SC FI Large Cap Growth Fund I Class	Columbia Strategic Income Fund, VS (A)

Franklin Templeton:
Templeton Developing Markets Securities Fund 2

Sun Capital Advisers Trust:
SC FI Large Cap Growth Fund I Class

KEYPORT VARIABLE ACCOUNT A
Notes to Financial Statements
 (continued)

1.  Organization (continued)

3) Keyport Advisor Optima Variable Annuity	4) Keyport Advisor Vista Variable Annuity

AIM Variable Insurance Funds, Inc:	AIM Variable Insurance Funds, Inc:
AIM VI Capital Appreciation Series I	AIM VI Capital Appreciation Series I
AIM VI Core Equity Fund	AIM VI International Growth Series I

AllianceBernstein Variable Products Series Fund, Inc:
AllianceBernstein Balanced Shared Portfolio (B)	AllianceBernstein Variable Products Series Fund, Inc:
AllianceBernstein Global Bond Portfolio (B)	AllianceBernstein Global Bond Portfolio (A)
AllianceBernstein Global Technology Portfolio (B)	AllianceBernstein Growth and Income Portfolio (A)
AllianceBernstein Growth and Income Portfolio (B)	AllianceBernstein Real Estate Investment Portfolio (A)
AllianceBernstein Growth Portfolio (B)
AllianceBernstein International Growth Portfolio (B)	Columbia Funds Variable Insurance Trust:
Columbia Asset Allocation Fund, VS (A)
Columbia Funds Variable Insurance Trust:	Columbia High Yield Fund, VS (A)
Columbia Asset Allocation Fund, VS (A)	Columbia International Fund, VS (A)
Columbia Federal Securities Fund, VS (A)	Columbia Large Cap Growth Stock Fund, VS (A)
Columbia High Yield Fund, VS (A)	Columbia Large Cap Value Fund, VS (A)
Columbia International Fund, VS (A)	Columbia Money Market Fund, VS (A)
Columbia International Fund, VS (B)	Columbia Small Cap Value Fund, VS (A)
Columbia Large Cap Growth Stock Fund, VS (A)	Columbia Small Company Growth Fund, VS (A)
Columbia Large Cap Value Fund, VS (A)	Columbia Strategic Income Fund, VS (A)
Columbia Money Market Fund, VS (A)
Coumbia Small Cap Value Fund, VS (A)	MFS Variable Insurance Trust:
MFS Bond Series IC
Franklin Templeton:	MFS Emerging Growth Series IC
Templeton Developing Markets Securities Fund 2	MFS Research Series IC

UBS Series Trust:	Sun Capital Advisers Trust:
U.S. Allocation Portfolio	SC FI Large Cap Growth Fund I Class

5) Keyport Charter Variable Annuity	6) Keyport Latitude Variable Annuity

AIM Variable Insurance Funds, Inc:	AIM Variable Insurance Funds, Inc:
AIM VI Capital Appreciation Series I	AIM VI Capital Appreciation Series I
AIM VI Core Equity Fund	AIM VI Core Equity Fund
AIM VI International Growth Series I	AIM VI International Growth Series I

AllianceBernstein Variable Products Series Fund, Inc:	AllianceBernstein Variable Products Series Fund, Inc:
AllianceBernstein Global Technology Portfolio (B)	AllianceBernstein Growth & Income Portfolio (B)
AllianceBernstein Growth & Income Portfolio (B)	AllianceBernstein International Growth Portfolio (B)
AllianceBernstein International Growth Portfolio (B)	AllianceBernstein Global Technology Portfolio (B)

 KEYPORT VARIABLE ACCOUNT A
Notes to Financial Statements
 (continued)

1.  Organization (continued)

Keyport Charter Variable Annuity (continued)	Keyport Latitude Variable Annuity (continued)

Columbia Funds Variable Insurance Trust:	Columbia Funds Variable Insurance Trust:
Columbia Asset Allocation Fund, VS (B)	Columbia Asset Allocation Fund, VS (B)
Columbia Federal Securities Fund, VS (B)	Columbia Federal Securities Fund, VS (B)
Columbia High Yield Fund, VS (B)	Columbia High Yield Fund, VS (B)
Columbia Large Cap Growth Stock Fund, VS (B)	Columbia Large Cap Value Fund, VS (B)
Columbia Large Cap Value Fund, VS (B)	Columbia Mid Cap Value Fund, VS (B)
Columbia Mid Cap Value Fund, VS (B)	Columbia Money Market Fund, VS (A)
Columbia Money Market Fund, VS (A)	Columbia S&P 500 Index Fund, VS (B)
Columbia S&P 500 Index Fund, VS (B)	Columbia Small Cap Value Fund, VS (B)
Columbia Small Cap Value Fund, VS (B)	Columbia Strategic Income Fund, VS (B)
Columbia Strategic Income Fund, VS (B)
Fidelity VIP Funds:
Fidelity VIP Funds:	Fidelity VIP Equity Income Fund – SC2
Fidelity VIP Equity Income Fund – SC2	Fidelity VIP III Dynamic Capital Appreciation Fund-SC2
Fidelity VIP III Dynamic Capital Appreciation Fund – SC2	Fidelity VIP III Growth Opportunities Fund – SC2
Fidelity VIP III Growth Opportunities Fund – SC2
MFS Variable Insurance Trust:
MFS Variable Insurance Trust:	MFS Emerging Growth Series SC
MFS Emerging Growth Series SC	MFS Investors Growth Stock Series SC
MFS Investors Growth Stock Series SC	MFS Investors Trust Series SC
MFS Investors Trust Series SC	MFS New Discovery Series SC
MFS New Discovery Series SC
Sun Capital Advisers Trust:
Sun Capital Advisers Trust:	SC FI Large Cap Growth Fund S Class
SC FI Large Cap Growth Fund S Class
Rydex Variable Trust:
Rydex Variable Trust:	Rydex OTC Fund
Rydex OTC Fund
Wanger Advisor Trust:
Wangerr Advisor Trust:	Wanger International Select Fund
Wanger International Select Fund	Wanger International Small Cap Fund
Wanger International Small Cap Fund	Wanger Select Fund
Wanger Select Fund	Wanger US Smaller Companies Fund
Wanger US Smaller Companies Fund

KEYPORT VARIABLE ACCOUNT A
Notes to Financial Statements
 (continued)

1.  Organization (continued)

7) Keyport Optima Variable Annuity	8) Keyport Vista Variable Annuity

AIM Variable Insurance Funds, Inc:	AIM Variable Insurance Funds, Inc:
AIM VI Capital Appreciation Series I	AIM VI Capital Appreciation Series I
AIM VI Core Equity Fund	AIM VI Core Equity Fund
AIM VI International Growth Series I	AIM VI International Growth Series I

AllianceBernstein Variable Products Series Fund, Inc:	AllianceBernstein Variable Products Series Fund, Inc:
AllianceBernstein Balanced Shared Portfolio (B)	AllianceBernstein Global Technology Portfolio (B)
AllianceBernstein Global Bond Portfolio (B)	AllianceBernstein Growth & Income Portfolio (B)
AllianceBernstein Global Technology Portfolio (B)	AllianceBernstein International Growth Portfolio (B)
AllianceBernstein Growth & Income Portfolio (B)
AllianceBernstein Growth Portfolio (B)	Columbia Funds Variable Insurance Trust:
AllianceBernstein International Growth Portfolio (B)	Columbia Asset Allocation Fund, VS (B)
Columbia Federal Securities Fund, VS (B)
Columbia Funds Variable Insurance Trust:	Columbia High Yield Fund, VS (B)
Columbia Asset Allocation Fund, VS (B)	Columbia Large Cap Growth Stock Fund, VS (B)
Columbia Federal Securities Fund, VS (B)	Columbia Large Cap Value Fund, VS (B)
Columbia High Yield Fund, VS (B)	Columbia Mid Cap Value Fund, VS (B)
Columbia International Fund, VS (B)	Columbia Money Market Fund, VS (A)
Columbia Large Cap Growth Stock Fund, VS (B)	Columbia S&P 500 Index Fund, VS (B)
Columbia Large Cap Value Fund, VS (B)	Columbia Small Cap Value Fund, VS (B)
Columbia Money Market Fund, VS (A)	Columbia Strategic Income Fund, VS (B)
Columbia Small Cap Value Fund, VS (B)
Columbia Strategic Income Fund, VS (B)	Fidelity VIP Funds:
Fidelity VIP Equity Income Fund – SC2
MFS Variable Insurance Trust:	Fidelity VIP III Dynamic Capital Appreciation Fund –SC2
MFS Emerging Growth Series SC	Fidelity VIP III Growth Opportunities Fund – SC2
MFS Investors Growth Stock Series SC
MFS Investors Trust Series SC	MFS Variable Insurance Trust:
MFS Emerging Growth Series SC
UBS Series Trust:	MFS Investors Growth Stock Series SC
U.S. Allocation Portfolio	MFS Investors Trust Series SC
MFS New Discovery Series SC

Sun Capital Advisers Trust:
SC FI Large Cap Growth Fund S Class

Rydex Variable Trust:
Rydex OTC Fund

Wanger Advisor Trust:
Wanger International Select Fund
Wanger International Small Cap Fund
Wanger Select Fund
Wanger US Smaller Companies Fund

KEYPORT VARIABLE ACCOUNT A
Notes to Financial Statements
(continued)

1.  Organization (continued)

9) Rydex Variable Annuity	10) Stein Roe Variable Annuity

Rydex Variable Trust:	Columbia Funds Variable Insurance Trust:
Rydex Banking Fund	Columbia Asset Allocation Fund, VS (A)
Rydex Basic Materials Fund	Columbia Federal Securities Fund, VS (A)
Rydex Biotechnology Fund	Columbia High Yield Fund, VS (A)
Rydex Consumer Products Fund	Columbia International Fund, VS (A)
Rydex Electronics Fund	Columbia Large Cap Growth Stock Fund, VS (A)
Rydex Energy Fund	Columbia Large Cap Value Fund, VS (A)
Rydex Energy Services Fund	Columbia Money Market Fund, VS (A)
Rydex Financial Services Fund, VS (A)	Columbia Small Cap Value Fund, VS (A)
Rydex Health Care Fund, VS (A)	Columbia Strategic Income Fund, VS (A)
Rydex Internet Fund
Rydex Leisure Fund	Wanger Advisor Trust:
Rydex Nova Fund	Wanger International Select Fund
Rydex OTC Fund	Wanger International Small Cap Fund
Rydex Precious Metals Fund	Wanger Select Fund
Rydex Real Estate Fund	Wanger US Smaller Companies Fund
Rydex Retailing Fund
Rydex Technology Fund
Rydex Telecommunications Fund
Rydex Transportation Fund
Rydex US Government Money Market Fund
Rydex Utilities Fund
Rydex VT OTC 2x Strategy Fund
Rydex VT S&P 500 2x Strategy Fund
Rydex VT Europe Advantage Fund
Rydex VT Government Long Bond 1.2x Strategy Fund
Rydex VT Inverse Government Long Bond Strategy Fund
Rydex VT Inverse OTC Strategy Fund
Rydex VT Inverse S&P 500 Strategy Fund
Rydex VT Japan 1.25x Strategy Fund
Rydex VT Mid Cap 1.5x Strategy Fund
Rydex VT Russell 2000 1.5x Strategy Fund

KEYPORT VARIABLE ACCOUNT A
Notes to Financial Statements
 (continued)

1. Organization (continued)

On December 8, 2007, the AllianceBernstein International Research Growth Portfolio (B) merged with AllianceBernstein International Growth Portfolio (B).

On June 30, 2007, the fund name of Rydex VT Dynamic OTC Fund was changed to Rydex VT OTC 2x Strategy Fund; fund name Rydex VT Dynamic S&P 500 Fund was changed to Rydex VT S&P 500 2x Strategy Fund; fund Rydex VT Government Long Bond Advantage Fund was changed to Rydex VT Government Long Bond 1.2x Strategy Fund; fund name Rydex VT Inverse Government Long Bond Fund was changed to Rydex VT Inverse Government Long Bond Strategy Fund; fund name Rydex VT Inverse OTC Fund was changed to Rydex VT Inverse OTC Strategy Fund; fund name Rydex VT Inverse S&P 500 Fund was changed to Rydex VT Inverse S&P 500 Strategy Fund; fund name Rydex VT Japan Advantage Fund was changed to Rydex VT Japan 1.25x Strategy Fund; fund name Rydex VT Mid Cap Advantage Fund was change to Rydex VT Mid Cap 1.5x Strategy Fund; fund name Rydex VT Russell  2000 Advantage Fund was changed to Rydex VT Rusell 2000 1.5x Strategy Fund.

On April 30, 2007, the Alger American Growth Portfolio fund merged with SC FI Large Cap Growth Fund I Class; AllianceBernstein Large Cap Growth Portfolio (A) merged with SC FI Large Cap Growth Fund I class; AllianceBernstein Large Cap Growth Portfolio (B) merged with SC FI Large Cap Growth Fund S class;

On May 1, 2006, the SteinRoe Variable Investment Trust (“SRVIT”) and the Liberty Variable Investment Trust (“LVIT”) were changed to Columbia Funds Variable Insurance Trust.

On May 1, 2006 AIM VI Growth Series I was merged with AIM V.I. Capital Appreciation Series I and AIM VI Premier Equity Series I was merged with AIM VI Core Equity Fund.

On  May 1, 2006, the fund name of AllianceBernstein International Portfolio (B) was changed to AllianceBernstein International Research Growth Portfolio (B); fund name of AllianceBernstein Total Return Portfolio (B) was changed to AllianceBernstein Balanced Shared Portfolio (B); fund name of AllianceBernstein Worldwide Privatization Portfolio (B) was changed to AllianceBernstein International Growth Portfolio (B); fund name of Colonial Small Cap Value Fund, VS (A) was changed to Columbia Small Cap Value Fund, VS (A);  fund name of Colonial Small Cap Value Fund, VS (B) was changed to Columbia Small Cap Value Fund, VS (B);  fund name of Colonial Strategic Income Fund, VS (A) was changed to Columbia Strategic Income Fund, VS (A);  fund name of Colonial Strategic Income Fund, VS (B) was changed to Columbia Strategic Income Fund, VS (B);  fund name of Columbia High Yield Fund II, VS (A) was changed to Columbia High Yield Fund, VS (A);  fund name of Columbia High Yield Fund II, VS (B) was changed to Columbia High Yield Fund, VS (B);  fund name of Liberty Growth & Income Fund, VS (A) was changed to Columbia Large Cap Value Fund, VS (A);  fund name of Liberty Growth & Income Fund, VS (B) was changed to Columbia Large Cap Value Fund, VS (B); fund name of Liberty Select Value Fund, VS (A) was changed to Columbia Mid Cap Value Fund, VS (A); fund name of Liberty Select Value Fund, VS (B) was changed to Columbia Mid Cap Value Fund, VS (B); ); fund name of Liberty S&P 500 Index Fund, VS (A) was changed to Columbia S&P 500 Index Fund, VS (A); fund name of Liberty S&P 500 Index Fund, VS (B) was changed to Columbia S&P 500 Index Fund, VS (B); fund name of Liberty Asset Allocation Fund, VS (A) was changed to Columbia Asset Allocation Fund, VS (A); fund name of Liberty Asset Allocation Fund, VS (B) was changed to Columbia Asset Allocation Fund, VS (B); fund name of Liberty Federal Securities Fund, VS (A) was changed to Columbia Federal Securities Fund, VS (A); fund name of Liberty Federal Securities Fund, VS (B) was changed to Columbia Federal Securities Fund, VS (B); fund name of Liberty Money Market Fund, VS(A) was changed to Columbia Money Market Fund, VS (A); fund name of Liberty Small Company Growth Fund, VS (A) was changed to Columbia Small Company Growth Fund, VS (A); fund name of UBS Global AM Tactical Allocation Fund was changed to U.S. Allocation Portfolio; fund name of Rydex Arktos Fund was changed to Rydex VT Inverse OTC Fund; fund name of Rydex Juno Fund was changed to Rydex VT Inverse Government Long Bond Fund; fund name of Rydex Large-Cap Europe Fund was changed to Rydex VT Europe Advantage Fund; fund name of Rydex Large-Cap Japan Fund was changed to Rydex VT Japan Advantage Fund; fund name of Rydex Medius Fund was changed to Rydex VT Mid Cap Advantage Fund; fund name of Rydex Mekros Fund was changed to Rydex VT Russell 2000 Advantage Fund; fund name of  Rydex Titan 500 Fund was changed to Rydex VT Dynamic S&P 500 Fund; fund name of Rydex Ursa Fund was changed to Rydex VT Inverse S&P 500 Fund; fund name of Rydex U.S. Government Bond Fund was changed to Rydex VT Government Long Bond Advantage Fund; fund name of Rydex Velocity 100 Fund was changed to Rydex VT Dynamic OTC Fund.

KEYPORT VARIABLE ACCOUNT A
Notes to Financial Statements
 (continued)

1. Organization (continued)

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. The portion of assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Sponsor may conduct.

2.  Significant Accounting Policies

General
The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect amounts reported therein.  Actual results could differ from those estimates.

Investment Valuation
Investments made in the mutual fund are valued at their reported net assets value and are carried at fair value. Transactions are recorded on a trade date basis.  Income from dividends and gains from realized gain distributions are recorded at the ex-distribution date.  Realized gains and losses on sales of investments are computed on the basis of identified cost of the investments sold.

Variable Annuity Reserves
Annuity reserves represent actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and chose the variable payout option. Annuity reserves are computed for contracts in the income stage according to the 1983a Individual Annuity Mortality Table.  The assumed investment rate is either 3.0%, 4.0%, 5.0% or 6.0, unless the annuitant elects otherwise, in which case the rate may vary from 3.0% to 6.0%, as regulated by the laws of the respective states.  The mortality risk is fully borne by the Sponsor and may result in additional amounts being transferred into the variable annuity account by the Sponsor to cover greater longevity of annuities than expected.

The net assets retained by the Sponsor represent seed money shares invested in certain Sub-Accounts required to commence operations.  The seed money is stated at fair value.

Federal Income Tax Status
The operations of the Variable Account are included in the federal income tax return of the Sponsor, which is taxed as a Life Insurance Company under the provisions of the Internal Revenue Code.  The Sponsor does not anticipate any tax liability resulting from the operations of the Variable Account.  Therefore, a provision for income taxes has not been charged against the Variable Account. The Sponsor will review periodically the status of this policy in the event of change in the tax law. A provision may be made in future years for any federal income taxes that would be attributable to the contracts.

If a policyholder’s financial transaction is not executed on the appropriate investment date, a correcting buy or sell of shares is required by the Sponsor to make the policyholder whole. The resulting risk of a gain or loss from the corrections has no effect on the contractholder’s account and is fully assumed by the Sponsor.

KEYPORT VARIABLE ACCOUNT A
Notes to Financial Statements
 (continued)

 3. Contract Charges

Keyport Advisor Variable Annuity, Keyport Advisor Charter Variable Annuity, Keyport Advisor Optima Variable Annuity, Keyport Charter Variable Annuity, Keyport Optima Variable Annuity, and Keyport Latitude Variable Annuity.
There are no deductions made from purchase payments for sales charges at the time of purchase.  In the event of a contract termination, a contingent deferred sales charge, based on a graded table of charges, is deducted.  An annual contract maintenance charge of $36 to cover the cost of contract administration is deducted from each contract holder’s account on the contract anniversary date.  Daily deductions are made from each Sub-Account for assumption of mortality and expense risk at an effective annual rate of 1.25% of contract value.  A daily deduction is also made for distribution costs incurred by the Sponsor at an effective annual rate of 0.15% of contract value. The Keyport Advisor Employee contact series, the effective annual rate for daily deductions for the assumption of mortality and expense risk is 0.35%; no other charges apply.

Optional riders are available for Keyport Advisor Charter and Keyport Advisor Optima only.  The deduction is a yearly charge of 0.35% for a guaranteed income benefit rider, 0.05% for an enhanced death benefit (if purchased with income rider) and 0.10% for an enhanced death benefit (if purchased without the income rider).

Keyport Advisor Vista Variable Annuity and Keyport Vista Variable Annuity
There are no sales charges at the time of purchase. There are also no contingent deferred sales charges or distribution charges.  Daily deductions are made from each Sub-Account for administrative charges incurred by the Sponsor at an effective annual rate of 0.15% of contract value.  A daily deduction is also made from each Sub-Account for assumption of mortality and expense risk at an effective annual rate of 1.25% of contract value.

Stein Roe Variable Annuity
There are no sales charges at the time of purchase. There are also no contingent deferred sales charges or distribution charges.  Daily deductions are made from each Sub-Account for assumption of mortality and expense risk at an effective annual rate of 0.65% of contract value.

Rydex Variable Annuity
There are no sales charges at the time of purchase. There are also no contingent deferred sales charges or distribution charges.  Daily deductions are made from each Sub-Account for assumption of mortality and expense risk at an effective annual rate of 0.90% of contract value.

4.  Related Party Transactions

The Sponsor provides administrative services necessary for the operation of the Variable Account.  The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.  Clarendon Insurance Agency, Inc. (“Clarendon”), a wholly owned subsidiary of the Sponsor, is the principal underwriter of the variable insurance products issued by the Sponsor. The compensation of Columbia Management Advisor, Inc., the investment advisor of the Variable Account, is based on the fair value of the mutual funds.

KEYPORT VARIABLE ACCOUNT A
Notes to Financial Statements
(continued)
5. Financial Highlights

A summary of the units outstanding, unit fair values, net assets, the investment income ratios, the expense ratios (excluding expenses of the underlying funds) and the total return for the year ending December 31 is as follows:

	At December 31				For the year ended December 31
					Investment
		Unit Fair Value		Net	Income	Expense Ratio[2]		Total Return[3]
	Units	lowest to highest		Assets[4]	Ratio[1]	lowest to highest		lowest to highest

AIM VI Capital Appreciation Series I
2007	1,000,060	$13.094 to	$13.393	$13,133,244	0.00%	1.24% to	1.39%	10.46% to	10.62%
2006	1,295,604	11.854 to	12.107	15,400,097	0.06%	1.24% to	1.39%	4.84% to	4.99%
2005	1,371,125	11.308 to	11.531	15,545,675	0.06%	1.24% to	1.39%	7.34% to	7.50%
2004	1,644,791	10.535 to	10.727	17,374,279	0.00%	1.24% to	1.39%	5.15% to	5.31%
2003	1,708,618	10.019 to	10.186	17,162,283	0.00%	1.24% to	1.39%	27.73% to	27.92%

AIM VI Core Equity Fund
2007	1,242,558	11.530 to	11.559	14,329,861	1.01%	1.24% to	1.39%	6.62% to	6.78%
2006	1,588,466	7.882 to	9.260	17,180,328	0.81%	1.24% to	1.39%	5.10% to	5.15%

AIM VI Growth Series I (Merged with AIM VI Capital Appreciation Series I)
2007	-	- to	-	-	-	1.24% to	1.39%	0.00% to	0.00%
2006	-	8.573 to	8.662	-	0.00%	1.24% to	1.39%	6.76% to	6.81%
2005	191,975	8.030 to	8.110	1,544,894	0.00%	1.24% to	1.39%	6.00% to	6.16%
2004	265,891	7.576 to	7.639	2,019,073	0.00%	1.24% to	1.39%	6.73% to	6.89%
2003	316,477	7.098 to	7.147	2,250,656	0.00%	1.24% to	1.39%	29.43% to	29.62%

AIM VI International Growth Fund Series I
2007	1,926,668	13.268 to	18.019	34,048,917	0.38%	1.24% to	1.39%	13.13% to	13.30%
2006	2,378,499	11.711 to	15.928	37,115,125	1.00%	1.24% to	1.39%	26.47% to	26.66%
2005	2,696,977	9.246 to	12.595	33,188,740	0.66%	1.24% to	1.39%	16.30% to	16.48%
2004	3,042,123	7.938 to	10.829	32,123,515	0.65%	1.24% to	1.39%	22.29% to	22.47%
2003	3,370,876	6.481 to	8.855	29,032,673	0.58%	1.24% to	1.39%	27.28% to	27.47%

AIM VI Premier Equity Fund Series I (Merged with AIM VI Core Equity Fund)
2007	-	- to	-	-	-	1.24% to	1.39%	0.00% to	0.00%
2006	-	7.882 to	9.259	-	1.04%	1.24% to	1.39%	5.10% to	5.15%
2005	2,425,456	7.500 to	8.810	18,318,368	0.79%	1.24% to	1.39%	4.20% to	4.36%
2004	3,003,442	7.197 to	8.455	21,766,966	0.44%	1.24% to	1.39%	4.31% to	4.46%
2003	3,400,640	6.900 to	8.106	23,627,775	0.29%	1.24% to	1.39%	23.35% to	23.54%

Alger American Growth Portfolio (Merge with SC FI Large Cap Growth Fund I Class)
2007	-	19.455 to	21.280	-	-	0.35% to	1.39%	7.20% to	7.57%
2006	1,361,545	18.148 to	19.783	24,756,325	0.13%	0.35% to	1.39%	3.70% to	4.78%
2005	1,922,772	17.500 to	18.880	33,705,466	0.24%	0.35% to	1.39%	10.49% to	11.64%
2004	2,483,790	15.838 to	16.911	39,400,571	0.00%	0.35% to	1.39%	4.04% to	5.13%
2003	2,950,057	15.224 to	16.087	44,978,824	0.00%	0.35% to	1.39%	33.30% to	34.69%

Alger American Small Capitalization Portfolio
2007	424,803	16.583 to	19.456	7,050,852	0.00%	0.35% to	1.39%	15.61% to	16.83%
2006	643,911	14.343 to	16.654	9,242,528	0.00%	0.35% to	1.39%	18.36% to	19.60%
2005	894,352	12.118 to	13.925	10,844,934	0.00%	0.35% to	1.39%	15.27% to	16.47%
2004	1,138,962	10.512 to	11.955	11,979,656	0.00%	0.35% to	1.39%	14.36% to	16.16%
2003	1,342,657	9.145 to	10.292	12,282,493	0.00%	0.35% to	1.39%	40.38% to	41.85%

AllianceBernstein Balanced Shared Portfolio (Formerly AllianceBernstein Total Return Portfolio (B))
2007	60,881	12.627 to	12.744	769,776	2.38%	1.24% to	1.39%	1.13% to	1.48%
2006	113,980	12.461 to	12.558	1,422,310	2.23%	1.24% to	1.39%	10.03% to	10.19%
2005	142,686	11.325 to	11.397	1,618,096	2.31%	1.24% to	1.39%	2.18% to	2.33%
2004	162,196	11.084 to	11.137	1,800,614	2.27%	1.24% to	1.39%	7.29% to	7.45%
2003	137,958	10.331 to	10.365	1,427,115	2.69%	1.24% to	1.39%	17.14% to	17.32%

AllianceBernstein Global Bond Portfolio (A)
2007	506,520	14.300 to	15.937	7,284,062	3.21%	0.35% to	1.39%	8.82% to	9.96%
2006	680,561	13.141 to	14.493	8,988,046	1.65%	0.35% to	1.39%	3.52% to	4.60%
2005	990,824	12.694 to	13.856	12,630,978	9.24%	0.35% to	1.39%	-8.93% to	-7.98%
2004	1,235,671	13.938 to	15.057	17,280,263	5.73%	0.35% to	1.39%	8.11% to	9.25%
2003	1,490,814	12.892 to	13.782	19,282,430	5.99%	0.35% to	1.39%	11.70% to	12.87%

AllianceBernstein Global Bond Portfolio (B)
2007	198,855	13.943 to	14.121	2,781,730	2.95%	1.24% to	1.39%	8.62% to	8.78%
2006	274,151	12.836 to	12.981	3,528,310	1.35%	1.24% to	1.39%	3.20% to	3.36%
2005	347,183	12.438 to	12.560	4,329,099	8.96%	1.24% to	1.39%	-9.13% to	-9.00%
2004	383,109	13.689 to	13.802	5,257,162	5.58%	1.24% to	1.39%	7.82% to	7.98%
2003	445,194	12.696 to	12.782	5,664,409	5.64%	1.24% to	1.39%	11.52% to	11.69%

AllianceBernstein Global Technology Portfolio (B) (Formerly AllianceBernstein Technology Portfolio (B))
2006	1,210,284	8.757 to	17.682	11,176,689	0.00%	1.24% to	1.39%	18.24% to	18.41%
2006	1,524,791	7.406 to	7.949	11,909,372	0.00%	1.24% to	1.39%	6.89% to	7.05%
2005	1,845,923	6.929 to	7.437	13,487,399	0.00%	1.24% to	1.39%	2.22% to	2.37%
2004	2,198,138	6.779 to	7.204	15,710,648	0.00%	1.24% to	1.39%	3.63% to	3.79%
2003	2,522,678	6.541 to	7.020	17,397,766	0.00%	1.24% to	1.39%	41.81% to	42.02%

KEYPORT VARIABLE ACCOUNT A
Notes to Financial Statements
(continued)
5. Financial Highlights (continued)
	At December 31				For the year ended December 31
					Investment
		Unit Fair Value		Net	Income	Expense Ratio[2]		Total Return[3]
	Units	lowest to highest		Assets[4]	Ratio[1]	lowest to highest		lowest to highest

AllianceBernstein Growth Portfolio (B)
2007	58,336	$13.238 to	$13.361	$774,720	0.00%	1.24% to	1.39%	11.10% to	11.27%
2006	69,102	11.916 to	12.009	825,869	0.00%	1.24% to	1.39%	-2.60% to	-2.46%
2005	92,630	12.234 to	12.311	1,135,695	0.00%	1.24% to	1.39%	10.10% to	10.26%
2004	106,044	11.112 to	11.165	1,181,281	0.00%	1.24% to	1.39%	12.94% to	13.11%
2003	116,675	9.838 to	9.871	1,150,073	0.00%	1.24% to	1.39%	32.84% to	33.04%

AllianceBernstein Growth and Income Portfolio (A)
2007	135,621	18.210 to	18.210	2,469,628	1.43%	1.39% to	1.39%	3.66% to	3.66%
2006	183,419	17.567 to	17.567	3,222,127	1.43%	1.39% to	1.39%	15.67% to	15.67%
2005	228,823	15.187 to	15.187	3,475,143	1.52%	1.39% to	1.39%	3.42% to	3.42%
2004	294,155	14.684 to	14.684	4,319,489	0.95%	1.39% to	1.39%	9.92% to	9.92%
2003	321,761	13.359 to	13.359	4,298,501	1.04%	1.39% to	1.39%	30.68% to	30.68%

AllianceBernstein Growth and Income Portfolio (B)
2007	2,659,499	12.749 to	14.446	37,946,873	1.21%	1.24% to	1.39%	0.00% to	3.56%
2006	3,182,751	12.749 to	13.950	43,920,143	1.16%	1.24% to	1.39%	9.56% to	15.55%
2005	3,802,765	11.428 to	12.073	45,481,963	1.27%	1.24% to	1.39%	3.16% to	3.31%
2004	4,147,840	11.078 to	11.686	48,087,708	0.74%	1.24% to	1.39%	9.68% to	9.85%
2003	4,350,967	10.100 to	10.639	45,983,625	0.85%	1.24% to	1.39%	30.36% to	30.56%

AllianceBernstein International Growth Portfolio (B) (Formerly AllianceBernstein Worldwide Privatization Portfolio (B))
2007	400,181	18.966 to	19.182	7,595,038	1.31%	1.24% to	1.39%	16.14% to	16.32%
2006	388,804	16.330 to	16.490	6,351,257	0.70%	1.24% to	1.39%	24.95% to	25.14%
2005	462,461	13.069 to	13.178	6,045,588	0.32%	1.24% to	1.39%	18.89% to	19.07%
2004	270,729	10.992 to	11.067	2,978,413	0.10%	1.24% to	1.39%	22.26% to	22.44%
2003	205,744	8.991 to	9.039	1,851,594	1.06%	1.24% to	1.39%	41.10% to	41.31%

AllianceBernstein International Research Growth Portfolio (B) (Merged with AllianceBernstein International Growth Portfolio)
2007	-	23.262 to	23.476	-	0.93%	1.24% to	1.39%	24.16% to	24.34%
2006	53,891	18.735 to	18.881	1,011,715	0.24%	1.24% to	1.39%	24.44% to	24.63%
2005	57,938	15.055 to	15.150	874,069	0.33%	1.24% to	1.39%	17.15% to	17.32%
2004	40,807	12.851 to	12.913	525,053	0.19%	1.24% to	1.39%	15.78% to	15.95%
2003	37,779	11.100 to	11.136	419,704	0.09%	1.24% to	1.39%	29.30% to	29.50%

AllianceBernstein Large Cap Growth Portfolio (A) (Merged with SC FI Large Cap Growth Fund I Class)
2007	-	11.121 to	18.970	-	0.00%	0.35% to	1.39%	4.36% to	4.72%
2006	1,480,043	10.656 to	18.115	25,189,489	0.00%	0.35% to	1.39%	-1.82% to	-0.79%
2005	2,117,947	10.853 to	18.260	36,787,035	0.00%	0.35% to	1.39%	13.56% to	14.74%
2004	2,963,832	9.557 to	15.914	45,388,257	0.00%	0.35% to	1.39%	7.12% to	8.24%
2003	3,707,808	8.922 to	14.703	53,016,937	0.00%	0.35% to	1.39%	21.96% to	23.24%

AllianceBernstein Large Cap Growth Portfolio (B) (Merged with SC FI Large Cap Growth Fund S Class)
2007	-	6.518 to	8.003	-	0.00%	1.24% to	1.39%	-12.75% to	4.32%
2006	2,833,704	7.471 to	7.675	21,435,884	0.00%	1.24% to	1.39%	-2.01% to	-2.01%
2005	3,362,166	7.624 to	7.833	25,954,639	0.00%	1.24% to	1.39%	13.26% to	13.43%
2004	4,205,397	6.731 to	6.916	28,661,909	0.00%	1.24% to	1.39%	6.84% to	7.01%
2003	4,980,175	6.300 to	6.472	31,771,421	0.00%	1.24% to	1.39%	21.66% to	21.85%

AllianceBernstein Real Estate Investment Portfolio (A)
2007	17,567	26.516 to	26.516	465,804	1.46%	1.39% to	1.39%	-15.72% to	-15.72%
2006	26,192	31.461 to	31.461	824,040	1.92%	1.39% to	1.39%	33.37% to	33.37%
2005	32,299	23.590 to	23.590	761,923	3.33%	1.39% to	1.39%	10.13% to	10.13%
2004	47,685	21.420 to	21.420	1,021,411	2.27%	1.39% to	1.39%	33.75% to	33.75%
2003	52,554	16.015 to	16.015	841,633	2.65%	1.39% to	1.39%	37.38% to	37.38%

Columbia Asset Allocation Fund VS (A)(Formerly Liberty Asset Allocation Fund VS (A))
2007	994,764	13.265 to	38.202	36,233,728	2.71%	0.35% to	1.39%	7.66% to	8.79%
2006	1,382,239	12.230 to	35.431	46,850,010	2.34%	0.35% to	1.39%	10.25% to	11.40%
2005	1,960,282	11.011 to	32.090	60,318,796	2.66%	0.35% to	1.39%	5.06% to	6.16%
2004	2,449,676	10.403 to	48.967	71,902,225	2.39%	0.35% to	1.39%	8.47% to	9.60%
2003	2,859,439	9.520 to	28.075	76,988,228	3.25%	0.35% to	1.39%	18.80% to	20.04%

Columbia Asset Allocation Fund VS (B) (Formerly Liberty Asset Allocation Fund VS (B))
2007	1,128,976	14.371 to	37.710	38,840,639	2.67%	1.24% to	1.39%	7.54% to	7.70%
2006	1,368,372	13.363 to	35.012	43,501,641	2.34%	1.24% to	1.39%	10.07% to	10.23%
2005	1,642,697	12.141 to	31.762	46,644,475	2.47%	1.24% to	1.39%	4.94% to	5.09%
2004	1,870,567	11.570 to	30.223	50,467,897	2.25%	1.24% to	1.39%	8.28% to	8.45%
2003	2,110,128	10.685 to	27.869	51,977,662	2.90%	1.24% to	1.39%	18.63% to	18.81%

Columbia Federal Securities Fund VS (A) (Formerly Liberty Federal Securities Fund VS (A))
2007	664,438	14.954 to	27.981	17,669,845	5.75%	0.35% to	1.39%	4.71% to	5.81%
2006	911,454	14.174 to	26.681	23,123,984	5.25%	0.35% to	1.39%	2.29% to	3.36%
2005	1,329,782	13.755 to	26.046	32,958,991	5.95%	0.35% to	1.39%	1.17% to	2.22%
2004	1,773,235	13.496 to	26.262	43,403,828	5.24%	0.35% to	1.39%	2.71% to	3.78%
2003	2,260,728	13.043 to	24.992	53,577,372	4.42%	0.35% to	1.39%	1.22% to	2.28%

KEYPORT VARIABLE ACCOUNT A
Notes to Financial Statements
(continued)

5. Financial Highlights (continued)

	At December 31				For the year ended December 31
					Investment
		Unit Fair Value		Net	Income		Expense Ratio[2]		Total Return[3]
	Units	lowest to highest		Assets[4]	Ratio[1]		lowest to highest		lowest to highest

Columbia Federal Securities Fund VS (B) (Formerly Liberty Federal Securities Fund VS (B))
2007	2,267,147	$25.925 to	$27.461	$58,936,195	5.69%		1.24% to	1.39%	4.50% to	4.66%
2006	2,600,889	24.808 to	26.238	64,710,572	5.35%		1.24% to	1.39%	1.96% to	2.12%
2005	2,942,077	24.331 to	25.695	71,800,914	5.46%		1.24% to	1.39%	1.02% to	1.17%
2004	3,293,398	24.085 to	25.398	79,587,267	4.82%		1.24% to	1.39%	2.48% to	2.64%
2003	3,702,413	23.502 to	24.745	87,303,436	3.79%		1.24% to	1.39%	0.90% to	1.05%

Columbia High Yield Fund, VS (A) (Formerly Columbia High Yield Fund II, VS (A))
2007	262,833	10.719 to	10.853	2,818,179	4.71%		0.65% to	1.39%	0.43% to	1.18%
2006	378,830	9.888 to	10.757	4,043,974	7.43%		0.65% to	1.39%	0.68% to	0.92%
2005	525,660	9.822 to	10.659	5,168,013	0.00%		0.65% to	1.39%	1.10% to	1.85%
2004	671,908	9.715 to	10.465	6,547,176	5.29%		0.65% to	1.39%	5.53% to	6.32%
2003	927,996	9.205 to	9.842	8,600,060	6.80%	[5]	0.65% to	1.39%	7.29% to	7.87%

Columbia High Yield Fund, VS (B) (Formerly Columbia High Yield Fund II, VS (B))
2007	1,003,610	10.707 to	10.734	10,747,844	5.05%		1.24% to	1.39%	0.29% to	0.44%
2006	1,241,102	9.845 to	10.686	13,250,678	4.18%		1.24% to	1.39%	0.70% to	8.23%
2005	1,672,228	9.777 to	9.873	16,364,803	0.00%		1.24% to	1.39%	1.00% to	1.15%
2004	2,016,436	9.680 to	9.762	19,538,391	5.32%		1.24% to	1.39%	5.58% to	5.74%
2003	2,452,783	9.169 to	9.232	22,506,109	6.70%	[5]	1.24% to	1.39%	7.25% to	7.37%

Columbia International Fund, VS (A)
2007	1,609,936	16.786 to	23.005	27,227,453	2.80%		0.35% to	1.39%	6.29% to	7.41%
2006	2,257,043	15.792 to	21.482	35,872,393	1.36%		0.35% to	1.39%	23.44% to	24.73%
2005	3,037,073	12.793 to	17.274	39,112,207	0.00%		0.35% to	1.39%	11.60% to	12.76%
2004	3,987,162	11.463 to	15.364	45,991,784	1.15%		0.35% to	1.39%	12.16% to	13.33%
2003	4,832,046	10.221 to	13.597	49,655,929	1.77%		0.35% to	1.39%	33.67% to	35.97%

Columbia International Fund , VS (B)
2007	183,305	22.031 to	22.188	4,046,278	2.53%		1.24% to	1.39%	5.69% to	5.85%
2006	270,514	20.845 to	20.962	5,646,510	1.24%		1.24% to	1.39%	23.32% to	23.50%
2005	327,628	16.904 to	16.973	5,543,450	0.00%		1.24% to	1.39%	11.08% to	11.25%
2004	401,033	15.217 to	15.257	6,106,415	0.96%		1.24% to	1.39%	11.91% to	12.08%
2003	447,494	13.598 to	13.613	6,086,705	1.21%	[5]	1.24% to	1.39%	35.98% to	36.13%

Columbia Large Cap Growth Stock Fund VS (A) (Formerly SteinRoe Growth Stock Fund VS (A))
2007	432,631	7.482 to	43.764	17,044,341	0.37%		0.35% to	1.39%	14.16% to	15.36%
2006	628,682	6.505 to	38.277	22,206,251	0.34%		0.35% to	1.39%	8.72% to	9.85%
2005	890,447	5.940 to	35.156	28,907,133	0.65%		0.35% to	1.39%	3.30% to	4.38%
2004	1,234,209	5.707 to	33.981	38,367,529	0.16%		0.35% to	1.39%	-3.31% to	-2.29%
2003	1,448,492	5.859 to	35.091	46,776,239	0.42%		0.35% to	1.39%	23.51% to	24.80%

Columbia Large Cap Growth Stock Fund VS (B) (Formerly SteinRoe Growth Stock Fund VS (B))
2007	354,320	10.265 to	43.155	13,980,637	0.25%		1.24% to	1.39%	13.97% to	14.14%
2006	423,168	9.007 to	37.809	14,339,849	0.19%		1.24% to	1.39%	8.61% to	8.77%
2005	490,910	8.293 to	34.761	14,972,235	0.40%		1.24% to	1.39%	3.05% to	3.21%
2004	604,018	8.048 to	33.681	17,738,961	0.00%		1.24% to	1.39%	-3.50% to	-3.36%
2003	708,818	8.340 to	34.852	21,403,752	0.24%		1.24% to	1.39%	23.32% to	23.51%

Columbia Large Cap Value Fund, VS (A) (Formerly Liberty Growth & Income Fund, VS (A))
2007	1,804,173	13.825 to	39.762	61,352,376	1.40%		0.35% to	1.39%	1.31% to	2.37%
2006	2,560,018	13.544 to	38.839	85,742,272	1.28%		0.35% to	1.39%	16.53% to	17.74%
2005	3,658,223	11.537 to	32.986	105,281,602	0.00%		0.35% to	1.39%	4.92% to	6.01%
2004	4,758,220	10.915 to	31.115	130,472,664	1.73%		0.35% to	1.39%	12.19% to	13.36%
2003	5,486,967	9.657 to	27.448	134,147,331	1.60%		0.35% to	1.39%	18.14% to	19.37%

Columbia Large Cap Value Fund, VS (B) (Formerly Liberty Growth & Income Fund, VS (B))
2007	873,557	14.884 to	34.537	28,995,120	1.25%		1.24% to	1.39%	1.07% to	1.22%
2006	1,079,267	14.727 to	34.122	35,338,280	1.13%		1.24% to	1.39%	16.23% to	16.40%
2005	1,238,143	12.671 to	29.314	34,823,989	0.00%		1.24% to	1.39%	4.74% to	4.90%
2004	1,395,486	12.097 to	27.946	37,327,648	1.54%		1.24% to	1.39%	11.89% to	12.06%
2003	1,550,353	10.812 to	24.939	36,932,735	1.82%		1.24% to	1.39%	18.01% to	18.19%

Columbia Mid Cap Value Fund, VS (B) (Formerly Liberty Select Value Fund, VS (B))
2007	1,740,949	18.179 to	18.386	31,665,215	0.67%		1.24% to	1.39%	6.08% to	6.24%
2006	2,052,718	17.138 to	17.306	35,194,954	0.50%		1.24% to	1.39%	15.30% to	15.48%
2005	2,367,547	14.863 to	14.987	35,205,422	0.00%		1.24% to	1.39%	10.53% to	10.70%
2004	2,609,259	13.447 to	13.539	35,101,572	0.28%		1.24% to	1.39%	13.72% to	13.89%
2003	2,711,330	11.824 to	11.887	32,070,195	0.19%		1.24% to	1.39%	25.68% to	25.87%

KEYPORT VARIABLE ACCOUNT A
Notes to Financial Statements
(continued)

5. Financial Highlights (continued)

	At December 31				For the year ended December 31
					Investment
		Unit Fair Value		Net	Income	Expense Ratio[2]		Total Return[3]
	Units	lowest to highest		Assets[4]	Ratio[1]	lowest to highest		lowest to highest

Columbia Money Market Fund VS (A) (Formerly Liberty Money Market Fund VS (A))
2007	5,791,656	$12.041to	$18.743	$97,342,901	4.90%	0.35% to	1.39%	3.55% to	5.02%
2006	7,186,191	11.628 to	17.848	116,027,363	4.60%	0.35% to	1.39%	3.28% to	4.72%
2005	8,566,370	11.193 to	17.043	133,974,900	2.78%	0.00% to	1.39%	1.40% to	2.81%
2004	8,215,045	10.406 to	16.577	126,381,296	0.87%	0.00% to	1.39%	-0.52% to	0.88%
2003	7,813,837	10.933 to	16.433	120,466,243	0.69%	0.00% to	1.39%	-0.70% to	0.69%

Columbia Small Cap Value Fund, VS (A) (Formerly Colonial Small Cap Value Fund, VS (A))
2007	247,765	20.690 to	20.958	5,140,860	0.43%	1.24% to	1.39%	-3.71% to	-3.57%
2006	366,911	21.488 to	21.733	7,900,514	0.51%	1.24% to	1.39%	17.92% to	18.10%
2005	474,277	18.222 to	18.403	8,659,404	0.00%	0.65% to	1.39%	4.18% to	4.34%
2004	583,290	17.491 to	17.638	10,220,825	0.49%	0.65% to	1.39%	21.01% to	21.19%
2003	527,621	14.454 to	14.554	7,639,543	0.31%	0.65% to	1.39%	37.52% to	37.72%

Columbia Small Cap Value Fund, VS (B) (Formerly Colonial Small Cap Value Fund, VS (B))
2007	648,492	20.524 to	20.790	13,323,300	0.26%	1.24% to	1.39%	-3.93% to	-3.79%
2006	847,524	21.364 to	21.608	18,121,796	0.33%	1.24% to	1.39%	17.72% to	17.89%
2005	991,327	18.148 to	18.328	18,006,053	0.00%	1.24% to	1.39%	4.02% to	4.17%
2004	1,135,581	17.448 to	17.594	19,828,593	0.33%	1.24% to	1.39%	20.81% to	20.99%
2003	1,094,507	14.442 to	14.541	15,817,272	0.33%	1.24% to	1.39%	37.42% to	37.63%

Columbia Small Company Growth Fund VS (A) (Formerly Liberty Small Company Growth Fund VS (A))
2007	74,020	15.463 to	45.889	3,236,154	0.00%	0.35% to	1.39%	11.88% to	13.06%
2006	104,739	13.820 to	40.953	4,115,136	0.00%	0.35% to	1.39%	10.85% to	12.01%
2005	162,744	12.467 to	36.889	5,829,102	0.00%	0.35% to	1.39%	1.30% to	2.35%
2004	231,682	12.308 to	36.363	8,207,238	0.00%	0.35% to	1.39%	9.94% to	11.09%
2003	246,125	11.195 to	33.026	7,905,566	0.00%	0.35% to	1.39%	42.13% to	43.62%

Columbia Strategic Income Fund, VS (A) (Formerly Colonial Strategic Income Fund, VS (A))
2007	1,284,541	15.488 to	24.783	27,802,772	7.74%	0.35% to	1.39%	4.60% to	5.69%
2006	1,750,784	14.808 to	23.447	36,215,918	9.63%	0.35% to	1.39%	5.59% to	6.69%
2005	2,589,859	14.024 to	21.977	50,757,201	0.00%	0.35% to	1.39%	0.21% to	1.25%
2004	3,359,897	13.995 to	21.705	65,625,701	7.56%	0.35% to	1.39%	8.64% to	9.78%
2003	4,024,963	12.882 to	19.772	72,464,904	7.16%	0.35% to	1.39%	16.77% to	17.99%

Columbia Strategic Income Fund, VS (B) (Formerly Colonial Strategic Income Fund, VS (B))
2007	1,909,961	15.227 to	21.673	40,252,900	7.82%	1.24% to	1.39%	4.28% to	4.44%
2006	2,116,104	14.602 to	20.752	42,740,666	10.05%	1.24% to	1.39%	5.37% to	5.53%
2005	2,360,977	13.858 to	19.665	45,297,775	0.00%	1.24% to	1.39%	0.01% to	0.16%
2004	2,484,658	13.856 to	19.633	47,634,325	7.98%	1.24% to	1.39%	8.33% to	8.50%
2003	2,566,703	12.790 to	18.096	45,130,395	8.14%	1.24% to	1.39%	16.66% to	16.84%

Columbia S&P 500 Index Fund, VS (B) (Formerly Liberty S&P 500 Index Fund, VS (B))
2007	3,690,746	9.713 to	9.823	35,869,904	1.22%	1.24% to	1.39%	3.42% to	3.57%
2006	4,113,887	9.392 to	9.484	38,659,141	1.28%	1.24% to	1.39%	13.44% to	13.61%
2005	4,930,583	8.279 to	8.348	40,840,330	0.00%	1.24% to	1.39%	2.78% to	2.94%
2004	5,250,083	8.055 to	8.110	42,307,778	1.30%	1.24% to	1.39%	8.59% to	8.75%
2003	5,319,695	7.418 to	7.457	39,475,050	1.01%	1.24% to	1.39%	25.92% to	26.11%

Fidelity VIP Equity Income Fund - SC2
2007	2,874,699	14.215 to	14.376	40,896,352	1.50%	1.24% to	1.39%	-0.13% to	0.02%
2006	3,325,969	14.234 to	14.373	47,375,874	2.99%	1.24% to	1.39%	18.28% to	18.45%
2005	3,643,228	12.034 to	12.134	43,870,477	1.45%	1.24% to	1.39%	4.12% to	4.27%
2004	3,754,165	11.558 to	11.637	43,418,765	1.39%	1.24% to	1.39%	9.69% to	9.86%
2003	3,601,472	10.537 to	10.593	37,968,990	1.37%	1.24% to	1.39%	28.23% to	28.43%

Fidelity VIP III Dynamic Capital Appreciation Fund - SC2
2007	168,851	13.442 to	14.727	2,485,003	0.10%	1.24% to	1.39%	5.25% to	5.41%
2006	207,189	12.753 to	13.993	2,896,507	0.25%	1.24% to	1.39%	12.25% to	12.41%
2005	150,280	11.345 to	12.466	1,869,379	0.00%	1.24% to	1.39%	19.01% to	19.19%
2004	106,203	9.518 to	10.474	1,107,711	0.00%	1.24% to	1.39%	-0.12% to	0.03%
2003	100,593	9.515 to	10.487	1,050,989	0.00%	1.24% to	1.39%	23.19% to	23.37%

Fidelity VIP III Growth Opportunities Fund - SC2
2007	1,731,081	9.774 to	9.885	16,930,399	0.00%	1.24% to	1.39%	21.20% to	21.38%
2006	2,092,554	8.064 to	8.144	16,885,699	0.48%	1.24% to	1.39%	3.67% to	3.83%
2005	2,265,072	7.779 to	7.844	17,631,071	0.67%	1.24% to	1.39%	7.18% to	7.34%
2004	2,437,441	7.258 to	7.307	17,699,605	0.33%	1.24% to	1.39%	5.41% to	5.57%
2003	2,389,304	6.885 to	6.922	16,457,703	0.40%	1.24% to	1.39%	27.62% to	27.81%

KEYPORT VARIABLE ACCOUNT A
Notes to Financial Statements
(continued)

5. Financial Highlights (continued)

	At December 31				For the year ended December 31
					Investment
		Unit Fair Value		Net	Income	Expense Ratio[2]		Total Return[3]
	Units	lowest to highest		Assets[4]	Ratio[1]	lowest to highest		lowest to highest

MFS Bond Series IC
2007	125,418	$14.680 to	$14.680	$1,841,101	3.18%	1.39% to	1.39%	2.76% to	2.76%
2006	148,834	14.285 to	14.285	2,126,149	4.28%	1.39% to	1.39%	2.61% to	2.61%
2005	169,713	13.921 to	13.921	2,362,659	5.23%	1.39% to	1.39%	0.12% to	0.12%
2004	233,078	13.905 to	13.905	3,241,035	6.08%	1.39% to	1.39%	4.60% to	4.60%
2003	297,978	13.294 to	13.294	3,961,448	5.90%	1.39% to	1.39%	7.83% to	7.83%

MFS Emerging Growth Series IC
2007	359,979	13.452 to	21.262	6,420,199	0.00%	0.35% to	1.39%	19.49% to	20.75%
2006	516,673	11.257 to	17.609	7,718,489	0.00%	0.35% to	1.39%	6.41% to	7.52%
2005	724,412	10.580 to	16.378	10,178,489	0.00%	0.35% to	1.39%	7.69% to	8.81%
2004	981,602	9.824 to	15.052	12,817,064	0.00%	0.35% to	1.39%	11.40% to	12.56%
2003	1,234,972	8.819 to	13.372	14,477,464	0.00%	0.35% to	1.39%	28.43% to	29.77%

MFS Emerging Growth Series SC
2007	264,373	13.238 to	17.933	4,654,443	0.00%	1.24% to	1.39%	19.20% to	19.38%
2006	333,189	11.106 to	15.022	4,922,552	0.00%	1.24% to	1.39%	6.13% to	6.29%
2005	367,398	10.464 to	14.134	5,113,323	0.00%	1.24% to	1.39%	7.42% to	7.58%
2004	456,401	9.741 to	13.137	5,914,440	0.00%	1.24% to	1.39%	11.16% to	11.33%
2003	512,384	8.763 to	11.801	5,965,282	0.00%	1.24% to	1.39%	28.14% to	28.33%

MFS Investors Growth Stock Series SC
2007	1,861,012	7.192 to	7.274	13,389,898	0.09%	1.24% to	1.39%	9.48% to	9.65%
2006	2,098,150	6.569 to	6.634	13,788,286	0.00%	1.24% to	1.39%	5.83% to	5.98%
2005	2,362,160	6.208 to	6.259	14,669,265	0.15%	1.24% to	1.39%	2.79% to	2.94%
2004	2,571,131	6.039 to	6.080	15,533,303	0.00%	1.24% to	1.39%	7.48% to	7.64%
2003	2,681,375	5.619 to	5.649	15,071,517	0.00%	1.24% to	1.39%	20.91% to	21.09%

MFS Investors Trust Series SC
2007	1,378,653	10.434 to	10.552	14,392,215	0.61%	1.24% to	1.39%	8.51% to	8.67%
2006	1,690,285	9.616 to	9.711	16,262,742	0.26%	1.24% to	1.39%	11.14% to	11.31%
2005	1,929,386	8.652 to	8.724	16,701,714	0.32%	1.24% to	1.39%	5.55% to	5.71%
2004	1,990,443	8.197 to	8.253	16,323,512	0.44%	1.24% to	1.39%	9.59% to	9.75%
2003	2,084,577	7.480 to	7.520	15,599,304	0.43%	1.24% to	1.39%	20.15% to	20.33%

MFS New Discovery Series SC
2007	500,965	9.176 to	9.280	4,598,263	0.00%	1.24% to	1.39%	0.83% to	0.98%
2006	686,283	9.101 to	9.190	6,247,295	0.00%	1.24% to	1.39%	11.37% to	11.54%
2005	781,811	8.171 to	8.239	6,390,248	0.00%	1.24% to	1.39%	3.58% to	3.74%
2004	948,910	7.888 to	7.942	7,487,676	0.00%	1.24% to	1.39%	4.74% to	4.90%
2003	1,021,837	7.532 to	7.572	7,698,082	0.00%	1.24% to	1.39%	31.59% to	31.79%

MFS Research Series IC
2007	674,627	13.060 to	18.828	11,693,134	0.73%	0.35% to	1.39%	11.63% to	12.81%
2006	908,302	11.699 to	16.691	14,102,176	0.54%	0.35% to	1.39%	8.96% to	10.09%
2005	1,263,205	10.738 to	15.161	18,007,788	0.49%	0.35% to	1.39%	6.32% to	7.42%
2004	1,604,746	10.010 to	14.113	21,520,625	1.10%	0.35% to	1.39%	14.25% to	15.44%
2003	1,930,808	8.840 to	12.225	22,656,768	0.67%	0.35% to	1.39%	22.98% to	24.27%

Rydex Banking Fund
2007	1,029	27.853 to	27.853	28,657	23.18%	0.90% to	0.90%	-27.73% to	-27.73%
2006	-	38.543 to	38.543	-	0.00%	0.90% to	0.90%	10.26% to	10.26%
2005	973	34.958 to	34.958	34,012	7.59%	0.90% to	0.90%	-3.63% to	-3.63%
2004	1,952	36.275 to	36.275	70,810	0.58%	0.90% to	0.90%	13.71% to	13.71%
2003	661	31.901 to	31.901	21,091	0.87%	0.90% to	0.90%	30.56% to	30.56%

KEYPORT VARIABLE ACCOUNT A
Notes to Financial Statements
(continued)

5. Financial Highlights (continued)

	At December 31				For the year ended December 31
					Investment
		Unit Fair Value		Net	Income		Expense Ratio[2]		Total Return[3]
	Units	lowest to highest		Assets[4]	Ratio[1]		lowest to highest		lowest to highest

Rydex Basic Materials Fund
2007	-	$55.000 to	$55.000	$-	0.00%		0.90% to	0.90%	32.76% to	32.76%
2006	-	41.427 to	41.427	-	0.00%		0.90% to	0.90%	21.21% to	21.21%
2005	1,074	34.179 to	34.179	36,699	0.00%		0.90% to	0.90%	3.11% to	3.11%
2004	1	33.147 to	33.147	47	0.15%		0.90% to	0.90%	19.75% to	19.75%
2003	256	27.680 to	27.680	7,087	0.00%		0.90% to	0.90%	30.29% to	30.29%

Rydex Biotechnology Fund
2007	-	21.633 to	21.633	-	0.00%		0.90% to	0.90%	3.47% to	3.47%
2006	-	20.908 to	20.908	-	0.00%		0.90% to	0.90%	-4.18% to	-4.18%
2005	-	21.821 to	21.821	-	0.00%		0.90% to	0.90%	9.68% to	9.68%
2004	-	19.894 to	19.894	-	0.00%		0.90% to	0.90%	0.19% to	0.19%
2003	249	19.855 to	19.855	4,938	0.00%		0.90% to	0.90%	40.85% to	40.85%

Rydex Consumer Products Fund
2007	50	41.596 to	41.596	2,068	1.67%		0.90% to	0.90%	10.08% to	10.08%
2006	57	37.786 to	37.786	2,165	0.07%		0.90% to	0.90%	16.38% to	16.38%
2005	555	32.467 to	32.467	18,007	5.33%		0.90% to	0.90%	-1.28% to	-1.28%
2004	414	32.889 to	32.889	13,611	0.00%		0.90% to	0.90%	12.29% to	12.29%
2003	246	29.289 to	29.289	7,204	0.04%		0.90% to	0.90%	20.77% to	20.77%

Rydex Electronics Fund
2007	-	15.516 to	15.516	-	0.00%		0.90% to	0.90%	-3.37% to	-3.37%
2006	-	16.057 to	16.057	-	0.00%		0.90% to	0.90%	1.57% to	1.57%
2005	-	15.808 to	15.808	-	0.00%		0.90% to	0.90%	2.95% to	2.95%
2004	342	15.355 to	15.355	5,253	0.00%		0.90% to	0.90%	-22.68% to	-22.68%
2003	182	19.859 to	19.859	3,619	0.00%		0.90% to	0.90%	68.31% to	68.31%

Rydex Energy Fund
2007	229	69.947 to	69.947	16,032	0.00%		0.90% to	0.90%	32.02% to	32.02%
2006	236	52.982 to	52.982	12,499	0.00%		0.90% to	0.90%	10.93% to	10.93%
2005	951	47.761 to	47.761	45,410	0.06%		0.90% to	0.90%	37.31% to	37.31%
2004	6,663	34.784 to	34.784	231,748	0.00%		0.90% to	0.90%	31.09% to	31.09%
2003	-	26.534 to	26.534	-	0.00%		0.90% to	0.90%	21.92% to	21.92%

Rydex Energy Services Fund
2007	358	71.890 to	71.890	25,717	0.00%		0.90% to	0.90%	35.87% to	35.87%
2006	700	52.911 to	52.911	37,043	0.00%		0.90% to	0.90%	9.99% to	9.99%
2005	1,447	48.104 to	48.104	69,584	0.00%		0.90% to	0.90%	46.98% to	46.98%
2004	100,761	32.728 to	32.728	3,297,751	0.00%		0.90% to	0.90%	32.54% to	32.54%
2003	1,297	24.692 to	24.692	32,034	0.00%		0.90% to	0.90%	7.45% to	7.45%

Rydex Financial Services Fund, VS (A)
2007	979	0.000 to	29.851	29,233	15.71%		0.90% to	1.39%	-19.53% to	0.00%
2006	1	37.097 to	37.097	37	0.01%		0.90% to	1.39%	15.69% to	15.69%
2005	557	32.065 to	32.065	17,863	0.88%		0.90% to	1.39%	2.46% to	2.46%
2004	1,197	31.296 to	31.296	37,458	0.40%		0.90% to	1.39%	16.07% to	16.07%
2003	1	26.963 to	26.963	27	0.00%		0.90% to	1.39%	27.77% to	27.77%

Rydex Financial Services Fund, VS (B)
2007	-	- to	-	-	-		- to	-	- to	-
2006	-	- to	-	-	-		- to	-	- to	-
2005	-	- to	-	-	-		- to	-	- to	-
2004	-	- to	-	-	-		- to	-	- to	-
2003	-	8.599 to	8.634	-	0.84%	[5]	1.24% to	1.39%	-3.54% to	-3.50%

Rydex Health Care Fund
2007	58	32.430 to	32.430	1,887	0.00%		0.90% to	1.39%	5.07% to	5.07%
2006	67	30.864 to	30.864	2,070	0.00%		0.90% to	1.39%	4.18% to	4.18%
2005	1,870	29.626 to	29.626	55,398	0.00%		0.90% to	1.39%	9.66% to	9.66%
2004	33	27.016 to	27.016	900	0.00%		0.90% to	1.39%	5.27% to	5.27%
2003	228	25.663 to	25.66	5,859	0.00%		0.90% to	1.39%	28.61% to	28.61%

Rydex Internet Fund
2007	-	28.283 to	28.283	-	0.00%		0.90% to	0.90%	9.40% to	9.40%
2006	-	25.853 to	25.853	-	0.00%		0.90% to	0.90%	8.73% to	8.73%
2005	-	23.779 to	23.779	-	0.00%		0.90% to	0.90%	-2.25% to	-2.25%
2004	3,434	24.327 to	24.327	83,541	0.00%		0.90% to	0.90%	14.84% to	14.84%
2003	189	21.184 to	21.184	4,011	0.00%		0.90% to	0.90%	62.93% to	62.93%

KEYPORT VARIABLE ACCOUNT A
Notes to Financial Statements
(continued)

5. Financial Highlights (continued)

	At December 31				For the year ended December 31
					Investment
		Unit Fair Value		Net	Income	Expense Ratio[2]		Total Return[3]
	Units	lowest to highest		Assets[4]	Ratio[1]	lowest to highest		lowest to highest

Rydex Nova Fund
2007	5,319	$18.835 to	$18.835	$100,181	8.30%	0.90% to	1.39%	0.22% to	0.22%
2006	33,534	18.794 to	18.794	630,223	2.64%	0.90% to	1.39%	18.21% to	18.21%
2005	20,521	15.898 to	15.898	326,254	0.07%	0.90% to	1.39%	3.04% to	3.04%
2004	60,684	15.429 to	15.429	936,294	0.01%	0.90% to	1.39%	13.60% to	13.60%
2003	33,668	13.582 to	13.582	457,284	0.00%	0.90% to	1.39%	37.95% to	37.95%

Rydex OTC Fund
2007	472,266	4.197 to	11.556	1,984,073	0.07%	0.90% to	1.39%	16.19% to	16.77%
2006	510,859	3.612 to	9.896	1,846,983	0.00%	0.90% to	1.39%	4.32% to	4.83%
2005	638,955	3.463 to	9.440	2,429,063	0.00%	0.90% to	1.39%	-0.28% to	0.21%
2004	832,923	3.473 to	9.420	3,634,718	0.00%	0.90% to	1.39%	7.83% to	8.37%
2003	953,209	3.220 to	8.693	3,183,440	0.00%	0.90% to	1.39%	43.41% to	44.12%

Rydex Precious Metals Fund
2007	6,870	78.874 to	78.874	541,882	0.00%	0.90% to	0.90%	18.48% to	18.48%
2006	3,421	66.571 to	66.571	227,735	0.00%	0.90% to	0.90%	20.35% to	20.35%
2005	8,307	55.315 to	55.315	459,487	0.00%	0.90% to	0.90%	19.81% to	19.81%
2004	17,826	46.168 to	46.168	822,994	0.00%	0.90% to	0.90%	-14.98% to	-14.98%
2003	4,462	54.305 to	54.305	242,306	0.00%	0.90% to	0.90%	39.65% to	39.65%

Rydex Real Estate Fund
2007	312	42.602 to	42.602	13,274	2.26%	0.90% to	0.90%	-19.84% to	-19.84%
2006	312	53.149 to	53.149	16,561	1.53%	0.90% to	0.90%	29.56% to	29.56%
2005	312	41.022 to	41.022	12,782	0.38%	0.90% to	0.90%	6.19% to	6.19%
2004	13,999	38.629 to	38.629	540,784	1.68%	0.90% to	0.90%	28.39% to	28.39%
2003	-	30.088 to	30.088	-	50.56%	0.90% to	0.90%	29.15% to	29.15%

Rydex Retailing Fund
2007	708	27.878 to	27.878	19,737	0.00%	0.90% to	0.90%	-13.39% to	-13.39%
2006	-	32.186 to	32.186	-	0.00%	0.90% to	0.90%	9.10% to	9.10%
2005	-	29.502 to	29.502	-	0.00%	0.90% to	0.90%	4.54% to	4.54%
2004	1,943	28.221 to	28.221	54,845	0.00%	0.90% to	0.90%	9.08% to	9.08%
2003	-	25.873 to	25.873	-	0.00%	0.90% to	0.90%	34.06% to	34.06%

Rydex Technology Fund
2007	-	26.522 to	26.522	-	0.00%	0.90% to	0.90%	9.39% to	9.39%
2006	-	24.245 to	24.245	-	0.00%	0.90% to	0.90%	4.95% to	4.95%
2005	-	23.102 to	23.102	-	0.00%	0.90% to	0.90%	2.19% to	2.19%
2004	5,758	22.606 to	22.606	130,176	0.00%	0.90% to	0.90%	0.25% to	0.25%
2003	-	22.551 to	22.551	-	0.00%	0.90% to	0.90%	59.89% to	59.89%

Rydex Telecommunications Fund
2007	-	28.029 to	28.029	-	0.00%	0.90% to	0.90%	8.25% to	8.25%
2006	-	25.893 to	25.893	-	0.00%	0.90% to	0.90%	18.45% to	18.45%
2005	2,470	21.860 to	21.860	54,004	0.00%	0.90% to	0.90%	0.26% to	0.26%
2004	24,972	21.803 to	21.803	544,454	0.00%	0.90% to	0.90%	11.67% to	11.67%
2003	3,921	19.524 to	19.524	76,547	0.00%	0.90% to	0.90%	32.49% to	32.49%

Rydex Transportation Fund
2007	-	31.339 to	31.339	-	0.00%	0.90% to	0.90%	-9.57% to	-9.57%
2006	-	34.657 to	34.657	-	0.00%	0.90% to	0.90%	6.43% to	6.43%
2005	-	32.563 to	32.563	-	0.00%	0.90% to	0.90%	7.52% to	7.52%
2004	1,143	30.287 to	30.287	34,620	0.00%	0.90% to	0.90%	21.89% to	21.89%
2003	-	24.848 to	24.848	-	0.00%	0.90% to	0.90%	19.44% to	19.44%

Rydex US Government Money Market Fund
2007	32,717	27.556 to	27.556	901,568	3.86%	0.90% to	0.90%	2.96% to	2.96%
2006	53,338	26.764 to	26.764	1,427,537	3.58%	0.90% to	0.90%	2.89% to	2.89%
2005	72,522	26.012 to	26.012	1,886,435	1.67%	0.90% to	0.90%	1.10% to	1.10%
2004	969,059	25.728 to	25.728	24,932,035	0.30%	0.90% to	0.90%	-0.66% to	-0.66%
2003	561,489	25.899 to	25.899	14,541,766	0.00%	0.90% to	0.90%	-0.88% to	-0.88%

Rydex Utilities Fund
2007	-	35.657 to	35.657	-	0.00%	0.90% to	0.90%	11.85% to	11.85%
2006	-	31.879 to	31.879	-	0.00%	0.90% to	0.90%	19.89% to	19.89%
2005	-	26.591 to	26.591	-	0.12%	0.90% to	0.90%	9.58% to	9.58%
2004	21,099	24.266 to	24.266	511,986	0.55%	0.90% to	0.90%	16.26% to	16.26%
2003	330	20.872 to	20.872	6,890	1.53%	0.90% to	0.90%	24.28% to	24.28%

KEYPORT VARIABLE ACCOUNT A
Notes to Financial Statements
(continued)
5. Financial Highlights (continued)
	At December 31				For the year ended December 31
					Investment
		Unit Fair Value		Net	Income	Expense Ratio[2]		Total Return[3]
	Units	lowest to highest		Assets[4]	Ratio[1]	lowest to highest		lowest to highest

Rydex VT OTC 2x Strategy Fund(Formerly Rydex VT Dynamic OTC Fund)
2007	3,719	$35.060 to	$35.060	$130,381	0.07%	0.90% to	0.90%	27.05% to	27.05%
2006	4,706	27.595 to	27.595	129,869	0.06%	0.90% to	0.90%	3.93% to	3.93%
2005	42,338	26.552 to	26.552	1,124,150	0.00%	0.90% to	0.90%	-3.89% to	-3.89%
2004	96,596	27.628 to	27.628	2,668,707	1.16%	0.90% to	0.90%	13.19% to	13.19%
2003	3,882	24.409 to	24.409	94,759	19.19%	0.90% to	0.90%	96.87% to	96.87%

Rydex VT S&P 500 2x Strategy Fund (Formerly Rydex VT Dynamic S&P 500 Fund)
2007	3,538	34.765 to	34.765	123,014	0.30%	0.90% to	0.90%	-0.29% to	-0.29%
2006	1,546	34.866 to	34.866	53,897	0.37%	0.90% to	0.90%	22.60% to	22.60%
2005	35,588	28.439 to	28.439	1,012,074	0.08%	0.90% to	0.90%	2.46% to	2.46%
2004	66,761	27.755 to	27.755	1,852,938	0.00%	0.90% to	0.90%	15.85% to	15.85%
2003	1,496	23.957 to	23.957	35,835	0.00%	0.90% to	0.90%	53.56% to	53.56%

Rydex VT Europe Advantage Fund (Formerly Rydex Large Cap Europe Fund)
2007	-	44.623 to	44.623	4	0.04%	0.90% to	0.90%	12.05% to	12.05%
2006	120	39.825 to	39.825	4,797	1.05%	0.90% to	0.90%	28.36% to	28.36%
2005	737	31.026 to	31.026	22,878	0.29%	0.90% to	0.90%	5.41% to	5.41%
2004	3,108	29.434 to	29.434	91,479	22.95%	0.90% to	0.90%	15.11% to	15.11%
2003	400	25.569 to	25.569	10,220	5.09%	0.90% to	0.90%	41.80% to	41.80%

Rydex VT Government Long Bond 1.2x Strategy Fund(Formerly Rydex VT Government Long Bond Advantage Fund)
2007	1	38.125 to	38.125	23	3.66%	0.90% to	0.90%	8.79% to	8.79%
2006	-	35.045 to	35.045	9	3.66%	0.90% to	0.90%	-4.01% to	-4.01%
2005	1,218	36.509 to	36.509	44,462	3.73%	0.90% to	0.90%	6.76% to	6.76%
2004	1	34.197 to	34.197	34	3.55%	0.90% to	0.90%	7.46% to	7.46%
2003	236,748	31.825 to	31.825	7,534,388	3.10%	0.90% to	0.90%	-1.51% to	-1.51%

Rydex VT Inverse Government Long Bond Strategy Fund (Formerly Rydex VT Inverse Government Long Bond Fund)
2007	-	21.902	21.902	-	0.00%	0.90% to	0.90%	-5.37%	-5.37%
2006	-	23.145 to	23.145	-	2.97%	0.90% to	0.90%	7.14% to	7.14%
2005	10,812	21.601 to	21.601	233,561	0.00%	0.90% to	0.90%	-6.08% to	-6.08%
2004	15,453	23.000 to	23.000	355,430	0.00%	0.90% to	0.90%	-11.46% to	-11.46%
2003	3,957	25.979 to	25.979	102,788	0.00%	0.90% to	0.90%	3.92% to	3.92%

Rydex VT Inverse OTC Strategy Fund(Formerly Rydex VT Inverse OTC Fund)
2007	-	16.458 to	16.458	-	0.00%	0.90% to	0.90%	-12.08% to	-12.08%
2006	-	18.719 to	18.719	-	0.00%	0.90% to	0.90%	-2.28% to	-2.28%
2005	15,640	19.156 to	19.156	299,585	0.00%	0.90% to	0.90%	0.37% to	0.37%
2004	309,703	19.085 to	19.085	5,910,676	0.00%	0.90% to	0.90%	-12.62% to	-12.62%
2003	170,517	21.841 to	21.841	3,724,320	1.39%	0.90% to	0.90%	-37.93% to	-37.93%

Rydex VT Inverse S&P 500 Strategy Fund(Rydex VT Inverse S&P 500 Fund)
2007	-	239.483 to	239.483	-	0.00%	0.90% to	0.90%	899.31% to	899.31%
2006	-	23.965 to	23.965	-	0.00%	0.90% to	0.90%	-8.33% to	-8.33%
2005	6,355	26.142 to	26.142	166,141	0.00%	0.90% to	0.90%	-1.65% to	-1.65%
2004	8,452	26.581 to	26.581	224,652	0.00%	0.90% to	0.90%	-11.01% to	-11.01%
2003	7,213	29.870 to	29.870	215,455	0.00%	0.90% to	0.90%	-24.33% to	-24.33%

Rydex VT Japan 1.25x Strategy Fund (Formerly Rydex VT Japan Advantage Fund)
2007	-	33.557 to	33.557	-	0.00%	0.90% to	0.90%	-12.03% to	-12.03%
2006	121	38.145 to	38.145	4,619	0.92%	0.90% to	0.90%	4.20% to	4.20%
2005	649	36.607 to	36.607	23,765	0.00%	0.90% to	0.90%	19.28% to	19.28%
2004	1,017	30.691 to	30.691	31,219	0.00%	0.90% to	0.90%	9.34% to	9.34%
2003	60	28.069 to	28.069	1,671	0.00%	0.90% to	0.90%	36.39% to	36.39%

Rydex VT Mid Cap 1.5x Strategy Fund (Formerly Rydex VT Mid Cap Advantage Fund )
2007	899	39.878 to	39.878	35,868	0.87%	0.90% to	0.90%	2.67% to	2.67%
2006	1,178	38.842 to	38.842	45,755	0.49%	0.90% to	0.90%	9.48% to	9.48%
2005	126	35.479 to	35.479	4,486	0.00%	0.90% to	0.90%	13.05% to	13.05%
2004	6,901	31.382 to	31.382	216,566	0.00%	0.90% to	0.90%	21.05% to	21.05%
2003	5,760	25.925 to	25.925	149,318	0.00%	0.90% to	0.90%	51.07% to	51.07%

Rydex VT Russell 2000 1.5x StrategyFund (Rydex VT Russell 2000 Advantage Fund)
2007	592	35.543 to	35.543	21,052	0.76%	0.90% to	0.90%	-7.58% to	-7.58%
2006	1,455	38.456 to	38.456	55,971	0.32%	0.90% to	0.90%	19.77% to	19.77%
2005	137	32.107 to	32.107	4,410	2.11%	0.90% to	0.90%	2.99% to	2.99%
2004	24,279	31.174 to	31.174	756,887	0.00%	0.90% to	0.90%	24.08% to	24.08%
2003	15,722	25.124 to	25.124	395,011	7.66%	0.90% to	0.90%	62.81% to	62.81%

SC FI Large Cap Growth Fund I Class
2007	3,606,816	10.140 to	10.212	36,579,260	0.00%	0.35% to	1.39%	1.40% to	2.12%

SC FI Large Cap Growth Fund S Class
2007	1,650,714	10.121 to	10.132	16,708,564	0.00%	1.24% to	1.39%	1.21% to	1.32%

KEYPORT VARIABLE ACCOUNT A
Notes to Financial Statements
(continued)

5. Financial Highlights (continued)

	At December 31				For the year ended December 31
					Investment
		Unit Fair Value		Net	Income	Expense Ratio[2]		Total Return[3]
	Units	lowest to highest		Assets[4]	Ratio[1]	lowest to highest		lowest to highest

Templeton Developing Markets Sec Fund 2
2007	141,510	$23.532 to	$23.834	$3,332,450	2.36%	1.24% to	1.39%	27.00% to	27.19%
2006	280,414	18.530 to	18.739	5,198,058	1.12%	1.24% to	1.39%	26.33% to	26.51%
2005	312,993	14.668 to	14.812	4,592,522	1.28%	1.24% to	1.39%	25.67% to	25.86%
2004	246,583	11.672 to	11.768	2,879,949	1.84%	1.24% to	1.39%	22.99% to	23.17%
2003	221,722	9.490 to	9.555	2,105,006	1.19%	1.24% to	1.39%	50.88% to	51.11%

U.S. Allocation Portfolio (Formerly UBS Global AM Tactical Allocation)
2007	417,731	10.469 to	11.301	4,498,808	2.21%	1.24% to	1.39%	0.49% to	0.64%
2006	656,391	10.418 to	11.230	7,018,743	2.52%	1.24% to	1.39%	9.47% to	9.63%
2005	948,186	9.518 to	10.243	9,269,680	1.40%	1.24% to	1.39%	5.13% to	5.29%
2004	1,228,753	9.053 to	9.729	11,448,298	0.73%	1.24% to	1.39%	8.85% to	9.01%
2003	1,439,106	8.317 to	8.925	12,263,325	0.86%	1.24% to	1.39%	25.61% to	25.80%

Wanger International Select Fund
2007	613,299	18.518 to	18.719	11,362,046	0.77%	1.24% to	1.39%	20.09% to	20.27%
2006	694,967	15.419 to	15.564	10,721,225	0.27%	0.65% to	1.39%	34.13% to	34.33%
2005	694,436	11.496 to	11.586	7,987,070	1.94%	0.65% to	1.39%	14.83% to	15.00%
2004	601,634	10.012 to	10.075	6,026,514	0.31%	0.65% to	1.39%	22.62% to	22.80%
2003	504,167	8.165 to	8.205	4,118,354	0.31%	0.65% to	1.39%	39.29% to	39.50%

Wanger International Small Cap Fund
2007	1,137,620	20.694 to	20.919	23,550,779	0.91%	1.24% to	1.39%	14.70% to	14.87%
2006	1,447,433	18.040 to	18.211	26,123,078	0.58%	0.65% to	1.39%	35.27% to	35.47%
2005	1,693,216	13.338 to	13.442	22,590,786	1.04%	0.65% to	1.39%	19.85% to	20.03%
2004	1,780,849	11.128 to	11.199	19,824,267	0.69%	0.65% to	1.39%	28.47% to	28.66%
2003	1,821,982	8.662 to	8.704	15,787,070	0.30%	0.65% to	1.39%	46.81% to	47.03%

Wanger Select Fund
2007	1,097,369	21.439 to	22.254	23,537,826	0.00%	0.65% to	1.39%	7.87% to	8.68%
2006	1,420,045	19.874 to	20.476	28,232,706	0.38%	0.65% to	1.39%	18.05% to	18.93%
2005	1,588,305	16.835 to	17.217	26,749,193	0.00%	0.65% to	1.39%	8.97% to	9.78%
2004	1,705,354	15.450 to	15.684	26,355,290	0.00%	0.65% to	1.39%	17.65% to	18.53%
2003	1,574,407	13.131 to	13.231	20,678,694	0.00%	0.65% to	1.39%	28.92% to	29.88%

Wanger US Smaller Companies Fund
2007	2,316,040	18.994 to	20.126	44,008,451	0.00%	0.65% to	1.39%	3.93% to	4.70%
2006	2,785,624	18.276 to	19.222	50,929,000	0.23%	0.65% to	1.39%	6.39% to	7.18%
2005	3,193,098	17.179 to	17.934	54,872,559	0.00%	0.65% to	1.39%	9.72% to	10.54%
2004	3,563,295	15.657 to	16.225	55,809,659	0.00%	0.65% to	1.39%	16.69% to	17.57%
2003	3,767,707	13.417 to	13.800	50,570,392	0.00%	0.65% to	1.39%	41.25% to	42.30%

1  These amounts represent the dividends and other income received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the portfolio manager, divided by the average net assets.  These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying funds in which the Sub-Account invest.

2  These ratio ranges represent the annualized contract expenses of the Sub-Account, consisting primarily of mortality and expense charges, for each period indicated.  The ratio ranges include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying  fund are excluded.

[3] The total return is calculated for the period indicated or from the effective date as noted in Statements of Operations and Statements of Changes in Net Assets through the end of the reporting period, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit value. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation in Statements of Operations and Statements of Changes in Net Assets indicate the effective date of that investment option in the Variable Account.

4  These net assets do not include seed money retained by the Company. The seed money was invested by the Company in certain Sub-Accounts that required funds to commence operations.

[5] Income Ratio is annualized .

KEYPORT VARIABLE ACCOUNT A
Notes to Financial Statements
(continued)

6. Investment Purchases and Sales

The following table shows the aggregate cost of shares purchased and proceeds from the sales of shares of the funds for each
Sub-Account for the year ended December 31, 2007:

	Purchases	Sales

AIM VI Capital Appreciation Series I	$251,637	$4,180,500

AIM VI Core Equity Fund	442,671	4,477,709

AIM VI International Growth Series I	1,071,458	9,114,563

Alger American Growth Portfolio	50,201	26,533,595

Alger American Small Capitalization Portfolio	113,572	3,670,746

AllianceBernstein Balanced Shared Portfolio (B)	49,971	692,934

AllianceBernstein Global Bond Portfolio (A)	498,628	2,709,259

AllianceBernstein Global Bond Portfolio (B)	327,925	1,264,732

AllianceBernstein Global Technology Portfolio (B)	983,050	3,761,449

AllianceBernstein Growth and Income Portfolio (A)	173,853	896,834

AllianceBernstein Growth and Income Portfolio (B)	4,650,859	10,123,340

AllianceBernstein Growth Portfolio (B)	206,037	344,570

AllianceBernstein International Growth Portfolio (B)	4,834,993	2,391,186

AllianceBernstein International Research Growth Portfolio (B)	618,392	1,544,290

AllianceBernstein Large Cap Growth Portfolio (A)	512	26,301,605

AllianceBernstein Large Cap Growth Portfolio (B)	362,372	22,756,802

AllianceBernstein Real Estate Investment Portfolio (A)	134,231	271,435

Columbia Asset Allocation Fund, VS (A)	5,460,067	14,978,902

Columbia Asset Allocation Fund, VS (B)	7,208,211	10,496,816

Columbia Federal Securities Fund, VS (A)	1,646,921	7,104,852

Columbia Federal Securities Fund, VS (B)	6,269,753	12,102,070

Columbia High Yield Fund, VS (A)	291,467	1,437,587

Columbia High Yield Fund, VS (B)	1,307,510	3,425,740

KEYPORT VARIABLE ACCOUNT A
Notes to Financial Statements
(continued)

6. Investment Purchases and Sales (continued)

	Purchases	Sales

Columbia International Fund, VS (A)	$7,518,216	$12,496,359

Columbia International Fund, VS (B)	996,340	2,055,011

Columbia Large Cap Growth Stock Fund, VS (A)	465,594	8,423,615

Columbia Large Cap Growth Stock Fund, VS (B)	1,470,029	3,795,488

Columbia Large Cap Value Fund, VS (A)	6,910,552	28,100,805

Columbia Large Cap Value Fund, VS (B)	4,403,116	9,033,541

Columbia Mid Cap Value Fund, VS (A)	32,003	-

Columbia Mid Cap Value Fund, VS (B)	6,024,415	7,239,028

Columbia Money Market Fund	33,510,695	52,195,158

Columbia S&P 500 Index Fund	1,650	-

Columbia S&P 500 Index Fund, VS (B)	2,355,567	6,574,880

Columbia Small Cap Value Fund, VS (A)	881,040	2,866,542

Columbia Small Cap Value Fund, VS (B)	2,283,978	5,098,960

Columbia Small Company Growth Fund, VS (A)	139,778	1,520,377

Columbia Strategic Income Fund, VS (A)	2,802,686	10,636,565

Columbia Strategic Income Fund, VS (B)	9,376,188	10,919,100

Fidelity VIP Equity Income Fund - SC2	5,563,101	8,739,503

Fidelity VIP III Dynamic Capital Appreciation Fund - SC2	1,105,236	1,440,048

Fidelity VIP III Growth Opportunities Fund - SC2	719,036	4,132,745

MFS Bond Series IC	283,724	591,671

MFS Emerging Growth Series IC	80,259	2,732,954

MFS Emerging Growth Series SC	630,700	1,845,732

MFS Investors Growth Stock Series SC	1,234,873	3,096,026

MFS Investors Trust Series SC	481,229	3,641,264

MFS New Discovery Series SC	548,909	1,983,126

KEYPORT VARIABLE ACCOUNT A
Notes to Financial Statements
(continued)

6. Investment Purchases and Sales (continued)

	Purchases	Sales

MFS Research Series IC	$248,071	$4,237,052

Rydex Banking Fund	31,858	41

Rydex Consumer Products Fund	185	324

Rydex Energy Fund	45,633	52,349

Rydex Energy Services Fund	1,355	21,293

Rydex Financial Services Fund, VS (A)	35,565	41

Rydex Health Care Fund, VS (A)	33	316

Rydex Nova Fund	6,769,460	7,302,140

Rydex OTC Fund	1,831,576	2,026,186

Rydex Precious Metals Fund	1,229,997	966,860

Rydex Real Estate Fund	2,129	141

Rydex Retailing Fund	32,152	28

Rydex S&P 500 2X Strategy Fund	8,087,765	7,909,049

Rydex US Government Money Market Fund	4,521,916	5,047,885

Rydex VT OTC 2X Strategy Fund	9,168,479	9,170,961

Rydex VT Europe Advantage Fund	-	4,771

Rydex VT Government Long Bond Advantage Fund	1,171,170	1,161,880

Rydex VT Inverse Government Long Bond Fund	249,939	245,919

Rydex VT Inverse OTC Fund	3,861,071	3,846,056

Rydex VT Inverse S&P 500 Fund	3,409,441	3,401,459

Rydex VT Japan Advantage Fund	-	4,581

Rydex VT Mid Cap Advantage Fund	697,072	694,605

KEYPORT VARIABLE ACCOUNT A
Notes to Financial Statements
(continued)

6. Investment Purchases and Sales (continued)

	Purchases	Sales

Rydex VT Russell 2000 Advantage Fund	$1,242,546	$1,262,376

SC FI Large Cap Growth Fund I Class Sub-Account	46,370,520	10,595,464

SC FI Large Cap Growth Fund S Class Sub-Account	20,460,884	4,083,450

Templeton Developing Markets Securities Fund 2	768,771	3,236,507

U.S. Allocation Portfolio	124,457	2,675,658

Wanger International Select Fund	4,105,364	4,158,999

Wanger International Small Cap Fund	3,219,135	7,405,223

Wanger Select Fund	2,457,494	9,443,897

Wanger US Smaller Companies Fund	3,425,967	10,574,152

KEYPORT VARIABLE ACCOUNT A
Notes to Financial Statements
(continued)

7. Change in Units Outstanding

The changes in units outstanding of each Sub-Account for the year ended December 31, 2007 were as follow:

			Net Increase
	Units Issued	Units Redeemed	(Decrease)

AIM VI Capital Appreciation Series I	21,608	317,153	(295,545)

AIM VI Core Equity Fund	25,600	371,508	(345,908)

AIM VI International Growth Series I	55,580	507,411	(451,831)

Alger American Growth Portfolio	2,612	1,364,157	(1,361,545)

Alger American Small Capitalization Portfolio	7,373	226,481	(219,108)

AllianceBernstein Balanced Shared Portfolio (B)	538	53,638	(53,100)

AllianceBernstein Global Bond Portfolio (A)	19,089	193,130	(174,041)

AllianceBernstein Global Bond Portfolio (B)	18,482	93,778	(75,296)

AllianceBernstein Global Technology Portfolio (B)	117,077	431,583	(314,506)

AllianceBernstein Growth and Income Portfolio (A)	414	48,212	(47,798)

AllianceBernstein Growth and Income Portfolio (B)	149,601	672,853	(523,252)

AllianceBernstein Growth Portfolio (B)	16,208	26,974	(10,766)

AllianceBernstein International Growth Portfolio (B)	139,980	128,604	11,376

AllianceBernstein International Research Growth Portfolio (B)	18,302	72,193	(53,891)

AllianceBernstein Large Cap Growth Portfolio (A)	34	1,480,077	(1,480,043)

AllianceBernstein Large Cap Growth Portfolio (B)	49,884	2,883,588	(2,833,704)

AllianceBernstein Real Estate Investment Portfolio (A)	277	8,902	(8,625)

Columbia Asset Allocation Fund, VS (A)	14,601	402,075	(387,474)

Columbia Asset Allocation Fund, VS (B)	65,424	304,819	(239,395)

Columbia Federal Securities Fund, VS (A)	20,008	267,025	(247,017)

Columbia Federal Securities Fund, VS (B)	116,401	450,143	(333,742)

KEYPORT VARIABLE ACCOUNT A
Notes to Financial Statements
(continued)

7. Change in Units Outstanding (continued)

			Net Increase
	Units Issued	Units Redeemed	(Decrease)

Columbia High Yield Fund, VS (A)	13,113	129,110	(115,997)

Columbia High Yield Fund, VS (B)	68,167	305,658	(237,491)

Columbia International Fund, VS (A)	61,432	708,538	(647,106)

Columbia International Fund, VS (B)	2,889	90,099	(87,210)

Columbia Large Cap Growth Stock Fund, VS (A)	25,845	221,897	(196,052)

Columbia Large Cap Growth Stock Fund, VS (B)	36,947	105,794	(68,847)

Columbia Large Cap Value Fund, VS (A)	27,508	783,353	(755,845)

Columbia Large Cap Value Fund, VS (B)	51,524	257,234	(205,710)

Columbia Mid Cap Value Fund, VS (B)	54,948	366,717	(311,769)

Columbia Money Market Fund, VS (A)	1,732,024	3,126,557	(1,394,533)

Columbia S&P 500 Index Fund, VS (B)	204,639	627,780	(423,141)

Columbia Small Cap Value Fund, VS (A)	7,903	127,049	(119,146)

Columbia Small Cap Value Fund, VS (B)	27,051	226,083	(199,032)

Columbia Small Company Growth Fund, VS (A)	3,300	34,020	(30,720)

Columbia Strategic Income Fund, VS (A)	19,192	485,437	(466,245)

Columbia Strategic Income Fund, VS (B)	298,744	504,888	(206,144)

Fidelity VIP Equity Income Fund - SC2	103,608	554,878	(451,270)

Fidelity VIP III Dynamic Capital Appreciation Fund - SC2	57,851	96,190	(38,339)

Fidelity VIP III Growth Opportunities Fund - SC2	76,616	438,089	(361,473)

MFS Bond Series IC	16,012	39,429	(23,417)

MFS Emerging Growth Series IC	5,561	162,254	(156,693)

MFS Emerging Growth Series SC	37,967	106,782	(68,815)

MFS Investors Growth Stock Series SC	183,511	420,648	(237,137)

MFS Investors Trust Series SC	26,706	338,338	(311,632)

KEYPORT VARIABLE ACCOUNT A
Notes to Financial Statements
(continued)

7. Change in Units Outstanding (continued)

			Net Increase
	Units Issued	Units Redeemed	(Decrease)

MFS New Discovery Series SC	12,799	198,117	(185,318)

MFS Research Series IC	9,466	243,140	(233,674)

Rydex Banking Fund	1,029	-	1,029

Rydex Consumer Products Fund	-	8	(8)

Rydex Energy Fund	867	873	(6)

Rydex Energy Services Fund	-	342	(342)

Rydex Financial Services Fund, VS (A)	978	-	978

Rydex Health Care Fund, VS (A)	-	9	(9)

Rydex Nova Fund	347,100	375,315	(28,215)

Rydex OTC Fund	179,610	218,204	(38,594)

Rydex Precious Metals Fund	17,278	13,828	3,450

Rydex Retailing Fund	708	-	708

Rydex US Government Money Market Fund	164,500	185,120	(20,620)

Rydex VT OTC 2x Strategy Fund	289,748	290,736	(988)

Rydex VT S&P 500 2x Strategy Fund	219,172	217,179	1,993

Rydex VT Europe Advantage Fund	-	120	(120)

Rydex VT Inverse Government Long Bond Strategy Fund	10,709.00	10,709.00	-

Rydex VT Inverse OTC Strategy Fund	214,651	214,651	-

Rydex VT Inverse S&P 500 Strategy Fund	57,956	57,956	-

Rydex VT Japan 1.25x Strategy Fund	-	121	(121)

Rydex VT Mid Cap 1.5x Strategy Fund	16,662	16,940	(278)

KEYPORT VARIABLE ACCOUNT A
Notes to Financial Statements
(continued)

7. Change in Units Outstanding (continued)

			Net Increase
	Units Issued	Units Redeemed	(Decrease)

Rydex VT Russell 2000 1.5x Strategy Fund	31,172	32,035	(863)

SC FI Large Cap Growth Fund I Class Sub-Account	4,627,990	1,021,174	3,606,816

SC FI Large Cap Growth Fund S Class Sub-Account	2,041,857	391,143	1,650,714

Templeton Developing Markets Securities Fund 2	17,273	156,178	(138,905)

U.S. Allocation Portfolio	413	239,074	(238,661)

Wanger International Select Fund	155,216	236,884	(81,668)

Wanger International Small Cap Fund	43,924	353,737	(309,813)

Wanger Select Fund	92,464	415,140	(322,676)

Wanger US Smaller Companies Fund	45,159	514,741	(469,582)

KEYPORT VARIABLE ACCOUNT A

Notes to Financial Statements
 (continued)

8.  Tax Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code (the “Code”), a variable contract, other than a contract issued in connection with certain types of employee benefit plans, is not treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified.  The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code which allows the contract owner to avoid current taxation of both current and built-up earnings of the contract. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

9.  New and Adopted Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes –an interpretation of FASB Statement No. 109” (“FIN48”).  FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, Accounting for Income Taxes”.  This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.  FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006.  The Sub-Accounts adopted FIN 48 on January 1, 2007.  The Sub-Accounts are not responsible for the payment or recording of income taxes and therefore the adoption of FIN 48 did not have an impact on the financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value under GAAP, and expands disclosures about fair value measurements, but does not change existing guidance as to whether or not an instrument is carried at fair value.

SFAS No. 157 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants.  The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (“Level 1, 2 and 3”).  Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Sponsor has the ability to access at the measurement date.  Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.  Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability.  SFAS No. 157 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.  Quantitative and qualitative disclosures will focus on the inputs used to measure fair value for both recurring and non-recurring fair value measurements and the effects of the measurements in the financial statements.

The provisions of SFAS No. 157 are effective for fiscal years beginning after November 15, 2007, and are to be applied prospectively, except for changes in fair value measurements that result from the initial application of SFAS No. 157, which are to be recorded as an adjustment to opening retained earnings in the year of adoption.  Sponsor of the Sub-Accounts will adopt SFAS No. 157 effective January 1, 2008 and will apply the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value.  The adoption of SFAS No. 157 is not expected to have a material impact on the Sub-Account's financial position or results of operations.

Report of Independent Registered Public Accounting Firm

To the Contract Owners of Keyport Variable Account A and the Board of Directors of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”):

We have audited the accompanying statements of condition of AIM VI Capital Appreciation Series I Sub-Account, AIM VI Core Equity Fund Sub-Account, AIM VI International Growth Fund Series I Sub-Account, Alger American Small Capitalization Portfolio Sub-Account, AllianceBernstein Balanced Shared Portfolio (B) Sub-Account, AllianceBernstein Global Bond Portfolio (A) Sub-Account, AllianceBernstein Global Bond Portfolio (B) Sub-Account, AllianceBernstein Global Technology Portfolio (B) Sub-Account, AllianceBernstein Growth and Income Portfolio (A) Sub-Account, AllianceBernstein Growth and Income Portfolio (B) Sub-Account, AllianceBernstein Growth Portfolio (B) Sub-Account, AllianceBernstein International Growth Portfolio (B) Sub-Account, AllianceBernstein Real Estate Investment Portfolio (A) Sub-Account, Brinson U.S. Allocation Portfolio Sub-Account, Columbia Asset Allocation Fund VS (A) Sub-Account, Columbia Asset Allocation Fund VS (B) Sub-Account, Columbia Federal Securities Fund VS (A) Sub-Account, Columbia Federal Securities Fund VS (B) Sub-Account, Columbia High Yield Fund VS (A) Sub-Account, Columbia High Yield Fund VS (B) Sub-Account, Columbia International Fund VS (A) Sub-Account, Columbia International Fund VS (B) Sub-Account, Columbia Large Cap Growth Stock Fund VS (A) Sub-Account, Columbia Large Cap Growth Stock Fund VS (B) Sub-Account, Columbia Large Cap Value Fund VS (A) Sub-Account, Columbia Large Cap Value Fund VS (B) Sub-Account, Columbia Mid Cap Value Fund VS (A) Sub-Account, Columbia Mid Cap Value Fund VS (B) Sub-Account, Columbia Money Market Fund VS (A) Sub-Account, Columbia S&P 500 Index Fund VS (A) Sub-Account, Columbia S&P 500 Index Fund VS (B) Sub-Account, Columbia Small Cap Value Fund VS (A) Sub-Account, Columbia Small Cap Value Fund VS (B) Sub-Account, Columbia Small Company Growth Fund VS (A) Sub-Account, Columbia Strategic Income Fund VS (A) Sub-Account, Columbia Strategic Income Fund VS (B) Sub-Account, Fidelity VIP III Dynamic Capital Appreciation Fund – SC2 Sub-Account, Fidelity VIP Equity Income Fund – SC2 Sub-Account, Fidelity VIP III Growth Opportunities Fund – SC2 Sub-Account, Templeton Developing Markets Securities Fund 2 Sub-Account, MFS Bond Series IC Sub-Account, MFS Emerging Growth Series IC Sub-Account, MFS Emerging Growth Series SC Sub-Account, MFS Investors Growth Stock Series SC Sub-Account, MFS Investors Trust Series SC Sub-Account, MFS New Discovery Series SC Sub-Account, MFS Research Series IC Sub-Account, Rydex Banking Fund Sub-Account, Rydex Consumer Products Fund Sub-Account, Rydex Energy Fund Sub-Account, Rydex Energy Services Fund Sub-Account, Rydex Financial Services Fund VS (A) Sub-Account, Rydex Health Care Fund VS (A) Sub-Account, Rydex Nova Fund Sub-Account, Rydex OTC Fund Sub-Account, Rydex Precious Metals Fund Sub-Account, Rydex Real Estate Fund Sub-Account, Rydex Retailing Fund Sub-Account, Rydex US Government Money Market Fund Sub-Account, Rydex VT Dynamic OTC Fund Sub-Account, Rydex VT Dynamic S&P 500 Fund Sub-account, Rydex VT Europe Advantage Fund Sub-Account, Rydex VT Government Long Bond 1.2x Strategy Fund Sub-Account, Rydex VT Japan Advantage Fund Sub-Account, Rydex VT Mid Cap Advantage Fund Sub-Account, Rydex VT Russell 2000 Advantage Fund Sub-Account, Sun Capital FI Large Cap Growth Fund I Class Sub-Account, Sun Capital FI Large Cap Growth Fund S Class Sub-Account, Wanger International Select Fund Sub-account, Wanger International Small Cap Fund Sub-Account, Wanger Select Fund Sub-Account, and Wanger US Smaller Companies Fund Sub-Account of Keyport Variable Account A (collectively the “Sub-Accounts”), as of December 31, 2007, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended.  These financial statements are the responsibility of the Sponsor’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2007, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
April 18, 2008

PART C

Item 24. Financial Statements and Exhibits

(a)	Financial Statements:
Included in Part B:
Keyport Variable Account A:
Statement of Assets and Liabilities - December 31, 2007
Statement of Operations for the years ended December 31, 2007 and 2006
Statement of Changes in Net Assets for the years ended December 31, 2007 and 2006
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm.
Sun Life Assurance Company of Canada (U.S.):
Consolidated Statement of Income, Years Ended December 31, 2007, 2006 and 2005;
Consolidated Balance Sheets, December 31, 2007 and 2006;
Consolidated Statements of Comprehensive Income, Years Ended December 31, 2007, 2006 and 2005;
Consolidated Statements of Stockholder's Equity, Years Ended December 31, 2007, 2006 and 2005;
Consolidated Statements of Cash Flows, Years Ended December 31, 2007, 2006 and 2005;
Notes to Consolidated Financial Statement; and
Report of Independent Registered Public Accounting Firm.

(b)		Exhibits
#	(1)	Amended and Restated Resolution of the Board of Directors establishing Keyport Variable Account A

	(2)	Not applicable

*	(3a)	Marketing Services Agreement by and between Sun Life Assurance Company of Canada (U.S.), Sun Life of Canada (U.S.) Distributors, Inc. and Clarendon Insurance Agency, Inc.

*	(3b)	Specimen Sales Operations and General Agent Agreement

#	(4a)	Specimen Group Variable Annuity Contract of Sun Life Assurance Company of Canada (U.S.)

#	(4b)	Specimen Variable Annuity Certificate of Sun Life Assurance Company of Canada (U.S.)

@@	(4c)	Specimen Tax-Sheltered Annuity Endorsement

@@	(4d)	Specimen Individual Retirement Annuity Endorsement

@@	(4e)	Specimen Corporate/Keogh 401(a) Plan Endorsement

#	(4f)	Specimen Individual Variable Annuity Contract of Sun Life Assurance Company of Canada (U.S.)

#	(4g)	Specimen Group Exchange Program Endorsement

#	(4h)	Specimen Individual Exchange Program Endorsement

#	(4i)	Specimen Name Change Endorsement

#	(5a)	Specimen Application for a Group Variable Annuity Contract

#	(5b)	Specimen Application for a Group Variable Annuity Certificate

@	(6a)	Articles of Incorporation of Sun Life Assurance Company of Canada (U.S.)

@	(6b)	By-Laws, as amended March 19, 2004, of Sun Life Assurance Company of Canada (U.S.)

	(7)	Not applicable

@@	(8a)	Form of Participation Agreement

**	(8b)	Participation Agreement Among MFS Variable Insurance Trust, Sun Life Assurance Company of Canada (U.S.), and Massachusetts Financial Services Corp.

#	(8b)(i)	Amendment to Participation Agreement

**	(8c)	Participation Agreement Among The Alger American Fund, Sun Life Assurance Company of Canada (U.S.), and Fred Alger and Company, Incorporated

#	(8c)(i)	Amendment to Participation Agreement

***	(8d)	Participation Agreement By and Among Sun Life Assurance Company of Canada (U.S.), Clarendon Insurance Agency, Inc., Alliance Capital Management L.P., and Alliance Fund Distributors, Inc.

#	(8d)(i)	Amendment to Participation Agreement

#	(8e)	Participation Agreement Among Liberty Variable Investment Trust, Liberty Funds Distributor, Inc., and Sun Life Assurance Company of Canada (U.S.)

#	(8e)(i)	Amendment to Participation Agreement

#	(8f)	Participation Agreement Among SteinRoe Variable Investment Trust, Liberty Funds Distributor, Inc., and Sun Life Assurance Company of Canada (U.S.)

#	(8f)(i)	Amendment to Participation Agreement

#	(9)	Opinion and Consent of Counsel

	(10)(a)	Consent of Independent Registered Public Accounting Firm (Filed herewith)

	(10(b)	Representation of Counsel pursuant to Rule 485(b) (Filed herewith)

	(11)	Not applicable

	(12)	Not applicable

##	(13)	Chart of Affiliations

	(14)(a)	Powers of Attorney (Filed herewith)

@@	(14)(b)	Resolution of the Board of Directors of the depositor dated July 24, 2003, authorizing the use of powers of attorney for Officer signatures

*
Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4 (File No. 333-37907) filed on or about January 16, 1998.

**
Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4 (File No. 33-41628) filed on or about April 23, 1999.

***
Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4 (File No. 333-82957) filed on or about July 27, 2001.

@	Incorporated by reference to the Depositor's Annual Report on Form 10-K (File No. 333-82824) filed on or about March 29, 2004.

@@	Incorporated by reference to the Registration Statement of Keyport Variable Account A on Form N-4 (File No. 333-112506) filed on or about February 5, 2004.

#	Incorporated by reference to the Registration Statement of Keyport Variable Account A on Form N-4 (File No. 333-114126) filed on or about April 1, 2004.

##
Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4 (File No. 333-83516) filed on or about February 12, 2008.

Item 25. Directors and Officers of the Depositor.

Name and Principal Business Address*	Positions and Offices With Depositor

Thomas A. Bogart Sun Life Assurance Company of Canada 150 King Street West, SC 114D10 Toronto, Ontario Canada M5H 1J9	Director and Chairman
Scott M. Davis Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3358 Wellesley Hills, MA 02481	Senior Vice President and General Counsel and Director
Mary M. Fay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 4250 Wellesley Hills, MA 02481	Senior Vice President and General Manager, Annuities and Director
Ronald H. Friesen Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3380 Wellesley Hills, MA 02481	Senior Vice President and Chief Financial Officer and Treasurer and Director
Richard P. McKenney Sun Life Assurance Company of Canada 150 King Street West, SC 105D10 Toronto, Ontario Canada M5H 1J9	Director
Robert C. Salipante Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3376 Wellesley Hills, MA 02481	President and Director
James M.A. Anderson Sun Life Assurance Company of Canada 150 King Street West, SC 104A25 Toronto, Ontario Canada M5H 1J9	Executive Vice President and Chief Investment Officer
Michael S. Bloom Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 1335 Wellesley Hills, MA 02481	Assistant Vice President and Senior Counsel and Secretary
Keith Gubbay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3370 Wellesley Hills, MA 02481	Senior Vice President and Chief Actuary
Michael K. Moran Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3305 Wellesley Hills, MA 02481	Vice President and Chief Accounting Officer
Michael E. Shunney Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3364 Wellesley Hills, MA 02481	Senior Vice President and General Manager, Sun Life Financial Distribution Group
John R. Wright Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park , SC 2163 Wellesley Hills, MA 02481	Executive Vice President, Sun Life Financial U.S. Operations

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant.

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), which is ultimately controlled by Sun Life Financial.

The chart for the affiliations of the Depositor is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4 (File No. 333-83516) filed on or about February 12, 2008. .

None of the companies listed in such Exhibit 13 is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

Item 27. Number of Contract Owners.

As of March 31, 2008, there were 1,860 qualified and 2,832 non-qualified contract owners.

Item 28. Indemnification.

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)"), as amended effective as of January 1, 2000 (a copy of which was filed as Exhibit 6(b) to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-4, File No. 333-30844) provides for the indemnification of directors, officers and employees of Sun Life (U.S.). Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of Sun Life (U.S.) pursuant to the certificate of incorporation, by -laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, or controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, F, G, I and K, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Sun Life (N.Y.) Variable Accounts A, B, C, D, J, and N, and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, and Total Return Variable Account.

The directors and officers of Clarendon Insurance Agency, Inc. are:

Name and Principal	Position and Offices
Business Address*	with Underwriter

James J. Cahill	President
Michele G. Van Leer	Director
Scott M. Davis	Director
Mary M. Fay	Director
Michael S. Bloom	Secretary
Ann B. Teixeira	Assistant Vice President, Compliance
Kathleen T. Baron	Chief Compliance Officer
Michael L. Gentile	Vice President
William T. Evers	Assistant Vice President and Senior Counsel
Jane F. Jette	Financial/Operations Principal and Treasurer
Alyssa Gair	Assistant Secretary
Michelle D'Albero	Counsel

* The principal business address of all directors and officers of the principal underwriter is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

Item 30. Location of Accounts and Records.

Sun Life Assurance Company of Canada (U.S.), 112 Worcester Street, Wellesley Hills, Massachusetts 02481.

Item 31. Management Services.

Not applicable.

Item 32. Undertakings.

The Registrant hereby undertakes:

(a)
To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

(b)
To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

(d)
Representation with respect to Section 26(f)(2)(A) of the Investment Company Act of 1940: Sun Life Assurance Company of Canada (U.S.) represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

The Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Wellesley Hills and State of Massachusetts, on this 25th day of April, 2008.

Keyport Variable Account A
(Registrant)

		BY:	Sun Life Assurance Company of Canada (U.S.)
(Depositor)

		BY:	/s/ Robert C. Salipante*
Robert C. Salipante
President

*By:	/s/ Sandra M. DaDalt
Sandra M. DaDalt
Assistant Vice President
and Senior Counsel

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Robert C. Salipante*	President and Director	April 25, 2008
Robert C. Salipante	(Principal Executive Officer)

/s/ Ronald H. Friesen*	Senior Vice President and Chief Financial Officer	April 25, 2008
Ronald H. Friesen	and Treasurer and Director
(Principal Financial Officer)

/s/ Michael K. Moran*	Vice President and Chief Accounting Officer	April 25, 2008
Michael K. Moran	(Principal Accounting Officer)

*By: /s/ Sandra M. DaDalt	Attorney-in-Fact for:	April 25, 2008
Sandra M. DaDalt	Thomas A. Bogart, Director
Scott M. Davis, Director
Mary M. Fay, Director
Richard P. McKenney, Director

* Sandra M. DaDalt has signed this document on the indicated date on behalf of the above Directors and Officers for the Depositor pursuant to powers or attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on or about February 5, 2004. Powers of attorney are included herein as Exhibit 14(a).

EXHIBIT INDEX

Item

(10)(a)	Consent of Independent Registered Public Accounting Firm

(10)(b)	Representation of Counsel pursuant to Rule 485(b)

(14)(a)	Powers of Attorney